[NATIONS FUNDS LOGO]

                                                        [GRAPHIC DEPICTING TREE]


Municipal
Bond
Funds


Annual Report For The
Year Ended March 31, 1999


[GRAPHIC DEPICTING HIGHWAY]



Investments For A Lifetime(SM)

Nations Short-Term Municipal Income Fund

Nations Intermediate Municipal Bond Fund

Nations Municipal Income Fund

Nations FL Intermediate Municipal Bond Fund

Nations FL Municipal Bond Fund

Nations GA Intermediate Municipal Bond Fund

Nations GA Municipal Bond Fund

Nations MD Intermediate Municipal Bond Fund

Nations MD Municipal Bond Fund

Nations NC Intermediate Municipal Bond Fund

Nations NC Municipal Bond Fund

Nations SC Intermediate Municipal Bond Fund

Nations SC Municipal Bond Fund

Nations TN Intermediate Municipal Bond Fund

Nations TN Municipal Bond Fund

Nations TX Intermediate Municipal Bond Fund

Nations TX Municipal Bond Fund

Nations VA Intermediate Municipal Bond Fund

Nations VA Municipal Bond Fund

                          [GRAPHIC DEPICTING BASKETS]


This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds Distributor: Stephens Inc. Stephens Inc., which is not affiliated with Bank of America National Trust and Savings Association or NationsBank, N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC, Stephens Inc., member NYSE, SIPC.

Nations Funds Investment Adviser:
NationsBanc Advisors, Inc.

[TRIANGLE GRAPHIC]

   NOT FDIC-
    INSURED

 May Lose Value

No Bank Guarantee

Presidents'
Message
                           Dear Shareholder:

                           We'd like to thank you for being a part of the Nations Funds family. Your continued trust and confidence are greatly appreciated. Many noteworthy events have taken place during the past year. Let's take a look.

                           A ROLLER-COASTER-RIDE OF A YEAR

                           We know the past 12 months have proved to be quite an unsettling time for investors. You've seen major market indexes reach all-time highs, even after the significant market volatility of late summer-early fall 1998. Much of the volatility was attributed to financial crises in Brazil and Russia, the continuing malaise in Asia, as well as a slowdown in U.S. corporate earnings growth. However, the Federal Reserve Board came to the rescue in late September with the first of three successive cuts in interest rates. By year-end, investors were feeling confident once again and many stocks had soared, moving the Dow Jones Industrial Average closer to the 10,000 milestone.*

                           While some stock indexes had another impressive year of double-digit performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500)** of large-company stocks was up 18.46% for the 12 months ending March 31, 1999 -- focusing on these particular indexes doesn't give you the complete picture. For example, during the same 12-month period, the Standard & Poor's MidCap 400 Index*** posted a gain of only 0.43% and the Russell 2000 Index(+) of small-company stocks actually posted negative performance of -16.20%. There was even divergence among the stocks in the S&P 500, with the performance of the 25 largest stocks accounting for approximately 70% of the Index's return.

                           THE VALUE OF ADVICE

                           Diversification, along with a long-term perspective, are among the best tools for investors to weather changing markets and create a balanced investment portfolio. That's where the value of professional financial advice comes in. The role of a good financial adviser, especially during volatile times, is to help you make smart investment decisions that help you pursue your long-term goals. During last year's downturn in

                           * The Dow Jones Industrial Average is a
                           price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           *** The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

                           + The Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. It is unmanaged and unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Presidents'
Message continued...

                           the markets, many mutual fund shareholders who invested through a financial adviser remained calm and ignored short-term corrections.

                           Today, these same investors are probably glad they did, as the markets continue their generally upward trend. Of course, history tells us that these trends do not continue indefinitely, and our belief is that the best way to weather changing market conditions is by working with a professional financial adviser.

                           YOUR MANAGERS OF DISTINCTION(SM)

                           Financial advisers are there to guide and assist you, but it also helps to invest with a company that has experienced fund managers who have weathered various market cycles over time. At Nations Funds, we call them our Managers of Distinction(SM).

                           In bringing you the wide range of funds we offer, we've carefully selected a roster of specialized investment management firms. Nations Funds Managers of Distinction(SM) are all seasoned and well-respected investment firms. We are pleased to bring this talent together in one place to offer you a variety of distinct money management styles.

                           And, our fund family should get even better with the completion of our merger with Pacific Horizon
                           Funds -- the largest merger in mutual fund history -- anticipated for May. Together, the new Nations Funds family will be able to offer you an even broader selection of mutual funds.

                           Of course, customer service continues to be of tremendous importance to us and, for the second year in a row, Nations Funds received the Key Honors award for superior customer support from DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry. Our commitment is to provide you with the best products and services, and we will seek to continue to do so in the coming year.

                           We are excited about the past year and the opportunities ahead of us. If you have any questions or comments on your annual report, please contact us at 1.800.321.7854 or e-mail your comments to us via our Web site at WWW.NATIONSBANK.COM/NATIONSFUNDS.

                           Once again, thank you for being a part of the Nations Funds family.

                           Sincerely,

                                       /s/ A. Max Walker                             /s/ Robert H. Gordon
                                       A. Max Walker                                 Robert H. Gordon
                                       President and Chairman                        President
                                       of the Board                                  NationsBanc Advisors, Inc.

                           March 31, 1999

                           P.S. On May 21, 1999, the Nations Funds/Pacific Horizon Funds merger was successfully completed.

Table
Of
Contents

                                       NATIONS FUNDS SPECTRUM                                       2
                                       ECONOMIC OVERVIEW                                            4
                                       MUNICIPAL BOND MARKET OVERVIEW                               7
                                       PORTFOLIO COMMENTARY
                                       Nations Short-Term Municipal Income Fund                     8
                                       Nations Intermediate Municipal Bond Fund                    12
                                       Nations Municipal Income Fund                               16
                                       Nations FL Intermediate Municipal Bond Fund                 20
                                       Nations FL Municipal Bond Fund                              24
                                       Nations GA Intermediate Municipal Bond Fund                 28
                                       Nations GA Municipal Bond Fund                              32
                                       Nations MD Intermediate Municipal Bond Fund                 36
                                       Nations MD Municipal Bond Fund                              40
                                       Nations NC Intermediate Municipal Bond Fund                 44
                                       Nations NC Municipal Bond Fund                              48
                                       Nations SC Intermediate Municipal Bond Fund                 52
                                       Nations SC Municipal Bond Fund                              56
                                       Nations TN Intermediate Municipal Bond Fund                 60
                                       Nations TN Municipal Bond Fund                              64
                                       Nations TX Intermediate Municipal Bond Fund                 68
                                       Nations TX Municipal Bond Fund                              72
                                       Nations VA Intermediate Municipal Bond Fund                 76
                                       Nations VA Municipal Bond Fund                              80
                                       FINANCIAL STATEMENTS
                                       Statements of Net Assets                                    84
                                       Statements of Operations                                   188
                                       Statements of Changes in Net Assets                        192
                                       Schedules of Capital Stock Activity                        200
                                       Financial Highlights                                       220
                                       Notes to Financial Statements                              258

                                       ---------------------------------------------------------------------------------
                                           Nations Funds                [Dalbar Logo]
                                           Recognized For
                                           Outstanding                  DALBAR, Inc., is a well-respected research firm
                                           Customer Service             that measures customer service levels and
                                                                        establishes benchmarks in the financial services
                                           In recognition of our        industry.
                                           commitment to retail
                                           shareholders through
                                           consistently providing
                                           superior customer service,
                                           Nations Funds was awarded
                                           DALBAR Key Honors in 1997
                                           and 1998.
                                       ---------------------------------------------------------------------------------

THE
NATIONS FUNDS
FAMILY AT A GLANCE

POTENTIAL RETURN


                                                                                                             GROWTH & INCOME
                                                                                                            ------------------
                                                      CURRENT INCOME
------------------------------------------------------------------------------------------------------------------------------
          LIQUIDITY
----------------------------------------------
MONEY                      SHORTER                    INTERMEDIATE                LONGER TERM               LARGE
MARKET                     MATURITY                   MATURITY                    DOMESTIC                  CAPITALIZATION
FUNDS                      BOND FUNDS                 BOND FUNDS                  BOND FUNDS                VALUE FUNDS
-----                      ----------                 ----------                  ----------                -----------
*Nations                   *Nations Short-            *Nations                    *Nations                  *Nations
  Prime Fund                 Intermediate               Strategic Fixed             Diversified               Value Fund
                             Government                 Income Fund                 Income Fund
*Nations Government          Fund                                                                           *Nations
  Money Market                                        *Nations                    *Nations                    Managed
  Fund                     *Nations                     Government                  U.S. Government           Value Index
                             Short-Term                 Securities Fund             Bond Fund                 Fund
*Nations                     Income Fund
  Treasury Fund                                       *Nations                    *Nations                  *Nations
                           *Nations Short-              Intermediate                Municipal                 Balanced Assets
*Nations Tax                 Term Municipal             Municipal                   Income Fund               Fund
  Exempt Fund                Income Fund                Bond Fund
                                                                                  *Nations
                                                      *Nations                      State-Specific
                                                        State-Specific              Long-Term
                                                        Intermediate                Municipal Bond
                                                        Municipal Bond              Funds
                                                        Funds

                               RISK (VARIABILITY)

                                                                                                         [NATIONS FUNDS LOGO]
                                                                                               INVESTMENTS FOR A LIFETIME(SM)
                                                                                                             POTENTIAL RETURN

                                                                              AGGRESSIVE GROWTH
                                                 -----------------------------------------------------------------------------
                         GROWTH
-------------------------------------------------------------------
          GROWTH & INCOME
-------------------------------------------
LARGE
CAPITALI-                LARGE                                        MID                 SMALL               REGION-SPECIFIC
ZATION                   CAPITALIZATION           INTERNATIONAL       CAPITALIZATION      CAPITALIZATION      INTERNATIONAL
FUNDS                    GROWTH FUNDS             EQUITY FUNDS        FUNDS               FUNDS               FUNDS
-----                    ------------             ------------        -----               -----               -----
*Nations                 *Nations                 *Nations            *Nations            *Nations            *Nations
  Marsico Growth           Marsico Focused          International       Emerging            Small Company       Emerging
  & Income Fund            Equities Fund            Value Fund          Growth Fund         Growth Fund         Markets Fund

*Nations                 *Nations                 *Nations                                *Nations
  Equity                   Disciplined              International                           Managed
  Index Fund               Equity Fund              Growth Fund                             SmallCap
                                                                                            Index Fund
*Nations                 *Nations                 *Nations
  Managed                  Capital Growth           International                         *Nations
  Index Fund               Fund                     Equity Fund                             Managed
                                                                                            SmallCap
*Nations                 *Nations                                                           Value Index
  Equity                   Strategic Equity                                                 Fund
  Income Fund              Fund

                                                      RISK (VARIABILITY)

LIFEGOAL PORTFOLIOS

*LifeGoal Income And Growth Portfolio

*LifeGoal Balanced Growth Portfolio

*LifeGoal Growth Portfolio

Economic
Overview
                           The U.S. economy expanded strongly and the stock market surged for the 12 months ending March 31, 1999.

                           Declining interest rates, confident consumers, healthy corporate capital spending and an expanding housing industry all helped propel the economy and fuel a persistent rally in stocks, particularly of large-capitalization companies. It was an event-filled period, punctuated by abrupt changes in investor sentiment and even some signs of a slowing of growth in the middle of the year. Through it all, the nation's Gross Domestic Product (the market value of the goods and services produced) grew. In 1998, the growth rate was an estimated 3.6%, only slightly less than the healthy 3.9% growth rate of 1997.

                           Upon closer examination, the story of the 12-month period actually was a tale of two economies -- a strong consumer economy and a weak industrial sector. Solid employment growth and increased real disposable personal income translated to a high level of consumer confidence. Industries linked closely to consumer behavior -- including autos, housing and retail -- were quite strong. At the same time, a number of factors contributed to weakness on the industrial side of the economy. The economic problems of some of our key trading partners, combined with the strength of the U.S. dollar, led to sluggishness in exports. While the evidence remains mixed, the worst of these problems for industrial industries may be ending. The most recent view of the National Association of Purchasing Managers, for example, is that manufacturing conditions in the U.S. may have bottomed.

                           Inflation, as measured by the Consumer Price Index, averaged 1.5% in 1998, following a 2.3% rise in 1997. Lower food and energy prices, combined with cheaper import prices, contributed significantly to the tame inflation picture. The low inflation rate came despite a low unemployment rate of 5% or less for most of the year. In the past, low unemployment accompanied by growth in money supply has tended to fuel inflation. However, that did not happen last year, as concerns about a worldwide credit crunch, global recession and deflation acted as a brake on inflation. The U.S. Federal Reserve Board moved away from its tight monetary policy stance of early 1998 and cut short-term interest rates three successive times in the fall, easing the availability of credit and liquidity. As we entered the second calendar quarter of 1999, economists were debating what the next move of the Federal Reserve Board might be.

                           If the economic story during the period was split into two sections -- consumer and industrial -- the year in the stock market was divided into three periods. For the first seven months, the

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Economic
Overview continued...

                           market steadily progressed, peaking in July. Then, the market abruptly reversed course, diving in August through early October as international concerns -- starting with the devaluation of the Russian ruble -- overwhelmed relatively benign reports about the U.S. economy. However, the Federal Reserve Board's actions helped restore confidence, and the market went on to new highs in late 1998 and early 1999.

                           The fiscal year also encompassed several different periods for bond market investors. Earlier in the year, investor uneasiness about the possibility of a revival of inflation worried the bond market, and interest rates tended to rise and bond prices slumped going into the summer of 1998. That situation changed dramatically with the Russian economic crisis of April. Fears about a global economic slowdown drove investor dollars toward only the highest quality securities -- principally U.S. Treasuries, and interest rates fell sharply. This period of investor anxiety ended in early October, however, as the Federal Reserve Board's intervention calmed the markets. For the remainder of the fiscal year, corporate and mortgage-backed securities -- with yield spread advantages over U.S.
                           Treasuries -- tended to return to favor.

                           International economic forces continue to send mixed signals. In early 1999, we could see scattered signs of an economic turnaround in Southeast Asia. Japan was beginning to reform its banking system, and investors were waiting to see the impact of an injection of 40 trillion yen into the banking system. Japan suffered through its worst economic performance in 50 years during 1998. The key to its economic rebound will be how quickly the business community, consumers and investors regain confidence. Worth watching will be whether Japan's export industry can grow. Elsewhere, the international scene provided additional signs of progress. The International Monetary Fund (IMF) finally received funding from the U.S. Congress, easing investor concerns. The devaluation of the real -- the Brazilian currency -- seemed to be postponed, but Brazil's government remained under pressure to carry out needed economic reforms.

                           But if U.S. investors found reasons for guarded optimism in some international developments, they also found sources for concern. China appeared unable to meet its ambitious growth targets and Hong Kong's economy remained under pressure. The world continued to watch to see whether China would feel pressure to devalue its currency. Meanwhile, the ability of Russia to pay its bills remained in doubt and the Russian domestic political situation raised questions as Foreign Minister Primakov took over day-to-day decision-making from an ailing Boris Yeltsin.

                           Our outlook for 1999 calls for a possible slowing, but not reversal, of the domestic economic expansion. In light of reports of a slowdown

Economic
Overview continued...

                           in employment growth, a reduction in capital spending and continued sluggishness in international trade, we think economic expansion may have peaked. However, we still see room for continued growth in 1999 at lower levels than in 1998, perhaps at a rate of between 3% and 3.5%.

                           Viewing the domestic stock market in early 1999, the big question is whether the third quarter of 1998 represented a bottom for earnings and for stock prices. Given expectations of a slowing of U.S. economic growth and continued sluggishness in the global economy, investors are concerned about corporate earnings expectations for 1999. However, we do not think the most recent stock market levels reflected these investor concerns.

                           In the bond market, we see the potential of a more stable interest rate climate over the next several months, with the possibility of less dramatic changes in investor sentiment than we saw over the past 12 months.

                           We believe the direction of the markets will depend greatly on the economy's ability to continue to move forward at a controlled pace.

                           C. Thomas Clapp
                           Chief Equity Investment Officer
                           TradeStreet Investment Associates, Inc.

                           March 31, 1999

Municipal
Bond Market
Overview
                           The municipal bond market performed quite well during the 12-month period ended March 31, 1999. Its performance, however, lagged that of the U.S. Treasury market, which benefited from the advantage of a larger market of potential buyers to fuel demand. During a period in which many investors, including foreign investors, were concerned about the impact of global economic environment, the U.S. Treasury market showed extremely strong performance. As a general rule, bond prices tend to rise as interest rates fall, and the past year was a period of falling rates and rising prices. To illustrate, the yield on the 10-year U.S. Treasury Bond fell by .44% during the year, from 5.65% to 5.21%, while the yield on a comparable-maturity AAA-rated municipal bond fell by .25%, from 4.55% to 4.30%.

                           During this 12-month period, the municipal bond market experienced a heavy influx of new bonds, which increased supply and limited the decline in municipal bond yields. In an environment of low absolute interest rates and a strong economy, many municipalities and other public agencies enjoyed improving fiscal health and issued new bonds either to refinance older debt or to fund new public construction projects. While supply increased, demand for municipal bonds did not increase proportionately. The demand for tax-exempt bonds is concentrated among those seeking exemptions from federal, and sometimes state and local, income taxes, and this ceiling on demand serves as a brake on performance.* One of the results of this phenomenon, however, was that on an after-tax basis, municipal bonds offered extremely attractive income for investors in virtually all tax brackets.

                           We believe that the issuance of insurance on new municipal bonds may have reached its peak in the past 12 months. Approximately 50% of all new issues now carry bond insurance -- the highest level ever. However, bond-rating agencies have begun to advise municipal bond insurers that the automatic AAA-ratings that the insurance has provided could be at risk. The rating agencies said they are concerned about potential slippage in underwriting standards. These warnings could result in a re-emphasis on credit risk in the market, which in our view, would be a positive development for all the market's participants.

                           Municipal Fixed Income Management Team
                           TradeStreet Investment Associates, Inc.

                           March 31, 1999

                           * Income is substantially exempt from federal income taxes. However, for certain investors, income may be subject to state and local taxes and to the federal Alternative Minimum Tax
                           (AMT).

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Short-Term Municipal Income
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Short-Term Municipal Income Fund's performance for the 12-month period ended March 31, 1999, and its outlook
                                         for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio, we
The Fund seeks high current income       aim to limit the Fund's exposure to any single credit or
exempt from Federal income tax           market sector. In addition, we use a combination of
consistent with minimal                  investment strategies, including duration management
fluctuation of principal. The Fund       (managing the Fund's sensitivity to interest rates), market
invests in investment grade,             sector selection and individual credit reviews. We also seek
short-term municipal securities.         to limit the distribution of capital gains when appropriate.
PERFORMANCE REVIEW                       As a short-term portfolio, the Fund maintains an average
For the 12-month period ended            dollar-weighted maturity of less than three years and a
March 31, 1999, Nations Short-Term       duration between one and one-quarter and two and
Municipal Income Fund Investor A         three-quarters years.
Shares provided shareholders with        HOW DID THE FUND PERFORM DURING THE PERIOD?**
a total return of 4.50%.*                With a total return of 4.50%, the Fund (Investor A Shares)
                                         outperformed its peer group, the Lipper Short Municipal Debt
                                         Funds Universe, which returned 4.26%, for the 12-month
                                         period ended March 31, 1999. The Fund benefited from an
                                         overweighting in higher yield revenue bonds. This, coupled with a slightly longer duration than its peers in a
                                         declining rate environment, enabled the Fund to outperform its peer group.

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Short Municipal Debt Funds Universe invest in municipal debt issues with dollar-weighted maturities of less than three years.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Short-Term Municipal Income
Fund Municipal Fixed Income Management
     Team Commentary continued...

                                         WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN THE COMING
                                         YEAR?
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
Short-Term Municipal Income
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 4.0% Water
 4.7% Housing
 5.3% Electric
 9.0% Transportation
 9.1% Student Loan
 9.6% Hospital
10.3% Prerefunded
13.1% General Obligation
17.1% Industrial Development Revenue/ Pollution Control Revenue
17.8% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Dauphin County, Pennsylvania,
                                                                                 General Authority, Revenue, (School
                                                                                 District Pooled Financing Program
                                                                                 II) Series 1997, (AMBAC Insured),
                                                                                 Mandatory Put 09/01/01 @ 100,
                                                                                 4.450% 09/01/32                       4.2%
                                                                            -----------------------------------------------
                                                                              2  Lawrence County, Mississippi, PCR,
                                                                                 (Georgia-Pacific Corporation
                                                                                 Project) Series 1998, 5.400%
                                                                                 12/01/00                              3.8%
                                                                            -----------------------------------------------
                                                                              3  New Jersey, Health Care Facilities,
                                                                                 Financing Authority Revenue,
                                                                                 (Riverwood Center Inc. Project)
                                                                                 Series 1991A, (FSA Insured),
                                                                                 Prerefunded 07/01/01 @ 102, 9.900%
                                                                                 07/01/21                              3.7%
                                                                            -----------------------------------------------
                                                                              4  New York State, Thruway Authority,
                                                                                 Service Contract Revenue Refunding,
                                                                                 (Local Highway and Bridges Project)
                                                                                 Series 1997, 5.000% 04/01/01          3.1%
                                                                            -----------------------------------------------
                                                                              5  Washington State, Public Power
                                                                                 Supply Revenue Refunding, Series
                                                                                 1997A, 5.000% 07/01/00                3.1%
                                                                            -----------------------------------------------
                                                                              6  New York State, Dormitory
                                                                                 Authority, Revenue, (Service
                                                                                 Contract - Community Enhancement
                                                                                 Project) Series 1999A, 4.125%
                                                                                 04/01/01                              2.9%
                                                                            -----------------------------------------------
                                                                              7  Phoenix, Arizona, Industrial
                                                                                 Development Authority, Single-
                                                                                 Family Mortgage Revenue, Series
                                                                                 1998D, 4.200% 06/01/02                2.7%
                                                                            -----------------------------------------------
                                                                              8  Panhandle-Plains, Texas, Higher
                                                                                 Education Authority, Revenue
                                                                                 Refunding, Series 1993E, AMT, (GTD
                                                                                 STD LNS), 5.550% 03/01/05             2.4%
                                                                            -----------------------------------------------
                                                                              9  Iowa, Student Loan Liquidity
                                                                                 Corporation, Student Loan Revenue,
                                                                                 (Iowa College Student Aid Project)
                                                                                 Series 1997B, AMT, 4.900% 12/01/05    2.4%
                                                                            -----------------------------------------------
                                                                             10  Grenada County, Mississippi,
                                                                                 Revenue Refunding, (Georgia-Pacific
                                                                                 Corporation Project) Series 1998,
                                                                                 4.300% 09/01/00                       2.3%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Short-Term Municipal Income

Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                          SHORT-                            LEHMAN|3-
                                                              TERM|MUNICIPAL|INCOME|$12,435     YEAR|MUNICIPAL|BOND|INDEX|$12,964
                                                              -----------------------------     ---------------------------------
'Oct. 2|1993'                                                             9900.00                           10000.00
'1993'                                                                   10005.00                           10092.00
                                                                          9910.00                            9957.00
                                                                          9967.00                           10065.00
                                                                         10051.00                           10160.00
'1994'                                                                   10032.00                           10161.00
                                                                         10319.00                           10445.00
                                                                         10535.00                           10667.00
                                                                         10664.00                           10894.00
'1995'                                                                   10840.00                           11062.00
                                                                         10888.00                           11124.00
                                                                         10959.00                           11214.00
                                                                         11109.00                           11362.00
'1996'                                                                   11271.00                           11554.00
                                                                         11319.00                           11600.00
                                                                         11471.00                           11815.00
                                                                         11644.00                           12017.00
'1997'                                                                   11783.00                           12187.00
                                                                         11899.00                           12313.00
                                                                         12018.00                           12452.00
                                                                         12198.00                           12699.00
'1998'                                                                   12317.00                           12822.00
'Mar. 31|1999'                                                           12435.00                           12964.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                          SHORT-                            LEHMAN|3-
                                                              TERM|MUNICIPAL|INCOME|$12,561     YEAR|MUNICIPAL|BOND|INDEX|$12,964
                                                              -----------------------------     ---------------------------------
'Oct. 2|1993'                                                            10000.00                           10000.00
'1993'                                                                   10106.00                           10092.00
                                                                         10010.00                            9957.00
                                                                         10068.00                           10065.00
                                                                         10153.00                           10160.00
'1994'                                                                   10133.00                           10161.00
                                                                         10423.00                           10445.00
                                                                         10641.00                           10667.00
                                                                         10772.00                           10894.00
'1995'                                                                   10950.00                           11062.00
                                                                         10998.00                           11124.00
                                                                         11069.00                           11214.00
                                                                         11221.00                           11362.00
'1996'                                                                   11385.00                           11554.00
                                                                         11434.00                           11600.00
                                                                         11587.00                           11815.00
                                                                         11762.00                           12017.00
'1997'                                                                   11902.00                           12187.00
                                                                         12020.00                           12313.00
                                                                         12140.00                           12452.00
                                                                         12321.00                           12699.00
'1998'                                                                   12441.00                           12822.00
'Mar. 31|1999'                                                           12561.00                           12964.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (10/2/93
                                                                                     through
                                                                                     3/31/99)    4.30%     4.11%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Short-
                                                    Term Municipal Income Fund
                                                    from the inception of the
                                                    shareclass. The Lehman
                                                    3-Year Municipal Bond Index
                                                    is a broad-based, unmanaged,
                                                    total return index composed
                                                    of investment-grade bonds
                                                    with maturities of 2 to 3
                                                    years. It is unavailable for
                                                    investment. The performance
                                                    of Primary A and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                   Investor A            Investor B            Investor C
                                                  Primary A      NAV        MOP        NAV      CDSC***      NAV       CDSC
Inception Date                                     9/30/92     10/2/92    10/2/92    6/7/93     6/7/93     10/2/92    10/2/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                  4.71%       4.50%      3.47%      4.34%      4.34%      4.29%      3.29%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                             4.73%       4.53%      4.18%      4.36%      4.36%      4.35%      4.35%
5 YEARS                                             4.85%       4.64%      4.43%      4.48%      4.48%       --         --
SINCE INCEPTION                                     4.44%       4.30%      4.11%      4.08%      4.08%      4.57%      4.57%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Intermediate Municipal Bond Fund's performance for the 12-month period ended March 31, 1999, and its outlook
                                         for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio, we
The Fund seeks high current income       aim to limit the Fund's exposure to any single credit or
exempt from Federal income tax           market sector. In addition, we use a combination of
consistent with moderate                 investment strategies, including duration management
fluctuation of principal. The Fund       (managing the Fund's sensitivity to interest rates), market
invests in investment grade,             sector selection and individual credit reviews. We also seek
intermediate-term municipal              to limit the distribution of capital gains when appropriate.
securities.                              As an intermediate-term portfolio, the Fund maintains an
PERFORMANCE REVIEW                       average dollar-weighted maturity of between three and ten
For the 12-month period ended            years and a duration between three and six years.
March 31, 1999, Nations                  HOW DID THE FUND PERFORM DURING THE PERIOD?**
Intermediate Municipal Bond Fund         With a total return of 5.12%, the Fund (Investor A Shares)
Investor A Shares provided               outperformed its peer group, the Lipper Intermediate
shareholders with a total return         Municipal Debt Funds Universe, which returned 4.97% for the
of 5.12%.*                               12-month period ended March 31, 1999. The Fund benefited
                                         from an overweighting in higher yield revenue bonds.
                                         WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN THE COMING
                                         YEAR?
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Intermediate Municipal Debt Funds Universe invest in municipal debt issues with dollar-weighted maturities of five to ten years.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Intermediate Municipal Bond
Fund Municipal Fixed Income Management
     Team Commentary continued...

                                         state and local government finances, and demand for
                                         tax-exempt income appears to be firm. We continue to have
                                         concerns about the electric utility industry as deregulation moves forward and segments of the health-care industry as
                                         recent changes in federal reimbursement policy are embraced.
                                         The Y2K bug may also have a temporary negative impact on
                                         valuations, as smaller issuers with less financial resources deal with heightened technological needs. Longer term, these investments in technology should be positive. While a
                                         changing political environment is not a new phenomenon for this market, it always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
Intermediate Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 5.2% Transportation
 6.0% Housing
 6.2% Electric
 6.5% Student Loan
 7.7% Hospital
 8.7% Prerefunded
 9.3% Industrial Development Revenue/ Pollution Control Revenue
11.0% State General Obligation
19.5% General Obligation
19.9% Other


                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Illinois State, Sales Tax Revenue
                                                                                 Refunding, Series 1993S, 6.000%
                                                                                 06/15/03                              1.4%
                                                                            -----------------------------------------------
                                                                              2  Massachusetts State, GO Refunding,
                                                                                 Series 1993C, (AMBAC Insured),
                                                                                 4.950% 08/01/05                       1.4%
                                                                            -----------------------------------------------
                                                                              3  Georgetown County, South Carolina,
                                                                                 PCR Refunding, (International Paper
                                                                                 Company) Series 1999A, 5.125%
                                                                                 02/01/12                              1.3%
                                                                            -----------------------------------------------
                                                                              4  Chicago, Illinois, Park District,
                                                                                 GO, Series 1995, 6.600% 11/15/14      1.2%
                                                                            -----------------------------------------------
                                                                              5  Education Loans Inc., South Dakota,
                                                                                 Student Loan Revenue, Series 1998,
                                                                                 AMT, (GTD STD LNS), 4.950% 06/01/10   1.2%
                                                                            -----------------------------------------------
                                                                              6  Washington State, GO Refunding,
                                                                                 Series 1993R-93B, 5.125% 10/01/04     1.1%
                                                                            -----------------------------------------------
                                                                              7  Metropolitan Transportation
                                                                                 Authority of New York, Service
                                                                                 Contract Revenue, Series 1997,
                                                                                 5.250% 07/01/17                       1.1%
                                                                            -----------------------------------------------
                                                                              8  North Carolina State, Public School
                                                                                 Building, GO, Series 1999, 4.600%
                                                                                 04/01/15                              1.0%
                                                                            -----------------------------------------------
                                                                              9  Philadelphia, Pennsylvania, Water
                                                                                 and Wastewater Systems Revenue,
                                                                                 Series 1993, (FGIC Insured), 5.500%
                                                                                 06/15/03                              1.0%
                                                                            -----------------------------------------------
                                                                             10  Pennsylvania, Housing Finance
                                                                                 Agency, Single-Family Mortgage
                                                                                 Revenue, Series 1997A-61, AMT,
                                                                                 5.450% 10/01/21                       1.0%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Intermediate Municipal Bond

Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                           INTERMEDIATE|MUNICIPAL|BOND|$12,818            INDEX|$13,923
                                                           -----------------------------------     ----------------------------
'Aug. 17|1993'                                                           9675.00                             10000.00
                                                                         9857.00                             10289.00
'1993'                                                                   9978.00                             10413.00
                                                                         9570.00                             10021.00
                                                                         9620.00                             10126.00
                                                                         9656.00                             10223.00
'1994'                                                                   9501.00                             10125.00
                                                                        10066.00                             10658.00
                                                                        10310.00                             10960.00
                                                                        10569.00                             11273.00
'1995'                                                                  10882.00                             11557.00
                                                                        10813.00                             11515.00
                                                                        10870.00                             11566.00
                                                                        11072.00                             11773.00
'1996'                                                                  11299.00                             12061.00
                                                                        11290.00                             12048.00
                                                                        11602.00                             12379.00
                                                                        11858.00                             12710.00
'1997'                                                                  12108.00                             12987.00
                                                                        12194.00                             13146.00
                                                                        12337.00                             13298.00
                                                                        12666.00                             13720.00
'1998'                                                                  12744.00                             13806.00
'Mar. 31|1999'                                                          12818.00                             13923.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                           INTERMEDIATE|MUNICIPAL|BOND|$13,248            INDEX|$13,923
                                                           -----------------------------------     ----------------------------
'Aug. 17|1993'                                                          10000.00                             10000.00
                                                                        10188.00                             10289.00
'1993'                                                                  10313.00                             10413.00
                                                                         9891.00                             10021.00
                                                                         9943.00                             10126.00
                                                                         9981.00                             10223.00
'1994'                                                                   9820.00                             10125.00
                                                                        10404.00                             10658.00
                                                                        10656.00                             10960.00
                                                                        10924.00                             11273.00
'1995'                                                                  11248.00                             11557.00
                                                                        11176.00                             11515.00
                                                                        11235.00                             11566.00
                                                                        11444.00                             11773.00
'1996'                                                                  11679.00                             12061.00
                                                                        11669.00                             12048.00
                                                                        11992.00                             12379.00
                                                                        12257.00                             12710.00
'1997'                                                                  12516.00                             12987.00
                                                                        12604.00                             13146.00
                                                                        12752.00                             13298.00
                                                                        13092.00                             13720.00
'1998'                                                                  13172.00                             13806.00
'Mar. 31|1999'                                                          13248.00                             13923.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (8/17/93
                                                                                     through
                                                                                     3/31/99)    5.14%     4.52%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations
                                                    Intermediate Municipal Bond
                                                    Fund from the inception of
                                                    the shareclass. The Lehman
                                                    7-Year Municipal Bond Index
                                                    is a broad-based, unmanaged,
                                                    total return index composed
                                                    of investment-grade bonds
                                                    with maturities of 7 to 8
                                                    years. It is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                        Investor A          Investor B         Investor C
                                                         Primary A    NAV       MOP       NAV     CDSC***     NAV      CDSC
Inception Date                                            7/30/93   8/17/93   8/17/93   12/2/93   12/2/93   11/3/94   11/3/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                         5.33%     5.12%     1.66%     4.49%     1.49%     4.80%     3.80%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                    6.04%     5.84%     4.67%     5.36%     5.05%     5.50%     5.50%
5 YEARS                                                    6.23%     6.02%     5.32%     5.61%     5.61%       --       --
SINCE INCEPTION                                            5.51%     5.14%     4.52%     4.72%     4.72%     6.85%     6.85%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations
Municipal Income
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Municipal Income Fund's performance for the 12-month period ended March 31, 1999, and its outlook for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio, we
The Fund seeks high current income       aim to limit the Fund's exposure to any single credit or
exempt from Federal income tax           market sector. In addition, we use a combination of
with the potential for principal         investment strategies, including duration management
fluctuation associated with              (managing the Fund's sensitivity to interest rates), market
investments in long-term municipal       sector selection and individual credit reviews. We also seek
securities. The Fund invests in          to limit the distribution of capital gains when appropriate.
investment grade, long-term              As a long-term portfolio, the Fund maintains an average
municipal securities.                    dollar-weighted maturity of greater than eight and one half
PERFORMANCE REVIEW                       years and a duration between six and nine years.
For the 12-month period ended            HOW DID THE FUND PERFORM DURING THE PERIOD?**
March 31, 1999, Nations Municipal        With a total return of 5.21%, the Fund (Investor A Shares)
Income Fund Investor A Shares            outperformed its peer group, the Lipper General Municipal
provided shareholders with a total       Debt Funds Universe, which returned 4.87% for the 12-month
return of 5.21%.*                        period ended March 31, 1999. The Fund benefited from an
                                         overweighting in higher yield revenue bonds. It also
                                         benefited from several holdings being pre-refunded over the course of the year.
                                         WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN THE COMING
                                         YEAR?
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper General Municipal Debt Funds Universe invest at least 65% of their assets in municipal debt securities in the top four credit ratings.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Municipal Income
Fund Municipal Fixed Income Management
     Team Commentary continued...

                                         state and local government finances, and demand for
                                         tax-exempt income appears to be firm. We continue to have
                                         concerns about the electric utility industry as deregulation moves forward and segments of the health-care industry as
                                         recent changes in federal reimbursement policy are embraced.
                                         The Y2K bug may also have a temporary negative impact on
                                         valuations, as smaller issuers with less financial resources deal with heightened technological needs. Longer term, these investments in technology should be positive. While a
                                         changing political environment is not a new phenomenon for this market, it always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
Municipal Income
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.9% Housing
 4.7% Education
 5.8% Water
 5.8% Transportation
 6.1% Electric
 9.9% State General Obligation
11.5% Hospital
11.6% General Obligation
12.4% Prerefunded
24.6% Industrial Development Revenue/ Pollution Control Revenue
 4.7% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  North Central Texas, Health
                                                                                 Facilities Development Corporation,
                                                                                 Revenue Refunding, (Baylor Health
                                                                                 Care System Project) Series 1998,
                                                                                 5.000% 05/15/17                       1.9%
                                                                            -----------------------------------------------
                                                                              2  Polk County, Florida, Industrial
                                                                                 Development Authority, Solid Waste
                                                                                 Disposal Facilities Revenue, (Tampa
                                                                                 Electric Company Project) Series
                                                                                 1996, AMT, 5.850% 12/01/30            1.9%
                                                                            -----------------------------------------------
                                                                              3  North Carolina State, Highway GO,
                                                                                 Series 1997A, 4.500% 05/01/07         1.5%
                                                                            -----------------------------------------------
                                                                              4  Indianapolis, Indiana, Airport
                                                                                 Authority, Special Facilities
                                                                                 Revenue Refunding, (Federal Express
                                                                                 Corporation Project) Series 1998,
                                                                                 AMT, 5.500% 05/01/29                  1.5%
                                                                            -----------------------------------------------
                                                                              5  Forsyth, Montana, PCR Refunding,
                                                                                 (Portland General Electric Company
                                                                                 Project) Series 1998A, Mandatory
                                                                                 Put 05/01/03 @ 100, 4.600% 05/01/33   1.2%
                                                                            -----------------------------------------------
                                                                              6  Murray City, Utah, Hospital Revenue
                                                                                 Refunding, (IHC Health Services,
                                                                                 Inc. Project) Series 1996, (MBIA
                                                                                 Insured), 5.000% 05/15/22             1.2%
                                                                            -----------------------------------------------
                                                                              7  Lewis and Clark County, Montana,
                                                                                 Environmental Facilities Revenue,
                                                                                 (Asarco, Inc. Project) Series 1998,
                                                                                 AMT, 5.850% 10/01/33                  1.2%
                                                                            -----------------------------------------------
                                                                              8  Florence County, South Carolina,
                                                                                 Hospital Revenue, (McLeod Regional
                                                                                 Hospital Center Project) Series
                                                                                 1998A, (MBIA Insured), 5.000%
                                                                                 11/01/18                              1.2%
                                                                            -----------------------------------------------
                                                                              9  Massachusetts, State Port
                                                                                 Authority, Special Facilities
                                                                                 Revenue, (Bosfuel Corporation
                                                                                 Project) Series 1997, AMT, (MBIA
                                                                                 Insured), 5.750% 07/01/39             1.1%
                                                                            -----------------------------------------------
                                                                             10  District of Columbia, Hospital
                                                                                 Revenue Refunding, (Medlantic
                                                                                 Healthcare Group Project) Series
                                                                                 1997A, (MBIA Insured), Prerefunded
                                                                                 08/15/07 @ 102, 5.375% 08/15/15       1.1%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

Municipal Income
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                                  MUNICIPAL|INCOME|$17,331                INDEX|$18,443
                                                                  ------------------------            ---------------------
Feb. 1|1991                                                                9525.00                           10000.00
'1991'                                                                    10558.00                           11065.00
                                                                          10525.00                           11098.00
                                                                          10951.00                           11519.00
                                                                          11201.00                           11825.00
'1992'                                                                    11425.00                           12040.00
                                                                          11885.00                           12487.00
                                                                          12357.00                           12895.00
                                                                          12834.00                           13331.00
'1993'                                                                    12948.00                           13518.00
                                                                          12089.00                           12776.00
                                                                          12189.00                           12916.00
                                                                          12196.00                           13005.00
'1994'                                                                    11962.00                           12820.00
                                                                          12914.00                           13726.00
                                                                          13240.00                           14057.00
                                                                          13632.00                           14460.00
'1995'                                                                    14269.00                           15057.00
                                                                          14038.00                           14877.00
                                                                          14170.00                           14990.00
                                                                          14546.00                           15333.00
'1996'                                                                    14911.00                           15724.00
                                                                          14854.00                           15686.00
                                                                          15374.00                           16227.00
                                                                          15857.00                           16716.00
'1997'                                                                    16304.00                           17169.00
                                                                          16475.00                           17366.00
                                                                          16699.00                           17630.00
                                                                          17199.00                           18171.00
'1998'                                                                    17247.00                           18280.00
Mar. 31|1999                                                              17331.00                           18443.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                                  MUNICIPAL|INCOME|$18,196                INDEX|$18,443
                                                                  ------------------------            ---------------------
Feb. 1|1991                                                               10000.00                           10000.00
'1991'                                                                    11084.00                           11065.00
                                                                          11050.00                           11098.00
                                                                          11497.00                           11519.00
                                                                          11759.00                           11825.00
'1992'                                                                    11995.00                           12040.00
                                                                          12478.00                           12487.00
                                                                          12973.00                           12895.00
                                                                          13474.00                           13331.00
'1993'                                                                    13594.00                           13518.00
                                                                          12691.00                           12776.00
                                                                          12797.00                           12916.00
                                                                          12804.00                           13005.00
'1994'                                                                    12559.00                           12820.00
                                                                          13558.00                           13726.00
                                                                          13900.00                           14057.00
                                                                          14311.00                           14460.00
'1995'                                                                    14981.00                           15057.00
                                                                          14738.00                           14877.00
                                                                          14877.00                           14990.00
                                                                          15271.00                           15333.00
'1996'                                                                    15654.00                           15724.00
                                                                          15595.00                           15686.00
                                                                          16141.00                           16227.00
                                                                          16648.00                           16716.00
'1997'                                                                    17117.00                           17169.00
                                                                          17297.00                           17366.00
                                                                          17582.00                           17630.00
                                                                          18066.00                           18171.00
'1998'                                                                    18107.00                           18280.00
Mar. 31|1999                                                              18196.00                           18443.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (2/1/91
                                                                                     through
                                                                                     3/31/99)    7.61%     6.97%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Municipal
                                                    Income Fund from the
                                                    inception of the shareclass.
                                                    The Lehman Municipal Bond
                                                    Index is a broad-based,
                                                    unmanaged, total return
                                                    index composed of 8,000
                                                    investment-grade, long-term
                                                    maturity bonds. It is
                                                    unavailable for investment.
                                                    The performance of Primary
                                                    A, Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                     Investor A          Investor B            Investor C
                                                     Primary A     NAV       MOP       NAV      CDSC***      NAV       CDSC
Inception Date                                        2/1/91      2/1/91    2/1/91    6/7/93    6/7/93     6/17/92    6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                     5.42%      5.21%     0.23%     4.53%     0.53%       4.64%      3.64%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                7.60%      7.28%     5.55%     6.64%     5.75%       6.80%      6.80%
5 YEARS                                                7.69%      7.47%     6.43%     6.85%     6.70%       6.96%      6.96%
SINCE INCEPTION                                        7.78%      7.61%     6.97%     5.65%     5.65%       6.58%      6.58%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations Florida
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Florida Intermediate Municipal Bond Fund's
                                         performance for the 12-month period ended March 31, 1999,
                                         and its outlook for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Florida municipal securities, we aim
exempt from Federal income and the       to limit the Fund's exposure to any single credit or market
Florida state intangibles taxes          sector. In addition, we use a combination of investment
consistent with moderate                 strategies, including duration management (managing the
fluctuation of principal. The Fund       Fund's sensitivity to interest rates), market sector
invests in investment grade,             selection and individual credit reviews. We also seek to
intermediate-term municipal              limit the distribution of capital gains when appropriate. As
securities.                              an intermediate-term portfolio, the Fund maintains an
PERFORMANCE REVIEW                       average dollar-weighted maturity of between three and ten
For the 12-month period ended            years and a duration between three and six years.
March 31, 1999, Nations Florida          HOW DID THE FUND PERFORM DURING THE PERIOD?**
Intermediate Municipal Bond Fund         With a total return of 4.74%, the Fund (Investor A Shares)
Investor A Shares provided               tracked its peer group, the Lipper Florida Intermediate
shareholders with a total return         Municipal Debt Funds Universe, which returned 4.74%, for the
of 4.74%.*                               12-month period ended March 31, 1999. The Fund benefited
                                         from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN FLORIDA?
                                         The state of Florida continues to achieve positive financial results through prudent financial management and continued
                                         economic expansion. This has led to an 'Aa2' rating from
                                         Moody's Investors

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Florida Intermediate Municipal Debt Funds Universe invest at least 65% of their assets in municipal debt issues which are exempt from taxation in Florida with dollar-weighted maturities of five to ten years.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations Florida
Intermediate Municipal Bond
Fund Municipal Fixed Income Management
     Team Commentary continued...

                                         Service, Inc., an 'AA+' rating from Standard & Poor's
                                         Corporation and an 'AA' rating from Fitch IBCA, Inc. As one of the country's leading vacation destinations, Florida
                                         enjoyed strong economic growth, led by the services sector.
                                         Service based jobs, mostly tourist and retiree related, now account for over 35% of Florida's non-farm employment.

                                         WHAT IS YOUR OUTLOOK FOR FLORIDA AND THE MUNICIPAL MARKET IN
                                         THE COMING YEAR?
                                         As a state with no income tax, Florida is dependent on sales taxes for 70% of general state fund operations. To offset
                                         its reliance on sales taxes, the state enacted a
                                         constitutional amendment establishing a budget stabilization fund that should reach $785 million by the end of 1999.
                                         Additionally, Florida's lawsuit against the tobacco
                                         companies, seeking compensation for the cost of medical care incurred by the state for the treatment of smoking related illnesses, could result in $11.3 billion in revenue to the state over the next 25 years. Governor Bush recently
                                         introduced legislation that seeks to repeal the Florida
                                         intangibles tax. This legislation could have a negative
                                         impact on the price of municipal securities within the
                                         state. However, given Florida's financial strength and the high demand for Florida bonds, the impact on municipal
                                         securities should be marginal. The budget stabilization
                                         fund, combined with growth in sales tax collections, are
                                         just two of the positive factors contributing to Florida's financial strength.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations Florida
Intermediate Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 4.4% Cash
 4.8% Prerefunded
 6.0% Housing
 7.9% Industrial Development Revenue/ Pollution Control Revenue
 8.1% Water
 8.8% Electric
13.4% Transportation
14.4% General Obligation
17.3% Hospital
 4.7% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Escambia County, Florida, Health
                                                                                 Facilities Revenue, (Charity
                                                                                 Obligation Group Project) Series
                                                                                 1998C, 5.000% 11/01/18                2.8%
                                                                            -----------------------------------------------
                                                                              2  Florida, Gas Utilities Revenue,
                                                                                 (Gas Project Number One) Series
                                                                                 1998, (FSA Insured), 5.000%
                                                                                 12/01/08                              2.1%
                                                                            -----------------------------------------------
                                                                              3  Palm Beach County, Florida, Housing
                                                                                 Finance Authority, Single Family
                                                                                 Mortgage, Revenue Refunding, Series
                                                                                 1999A, AMT, (GNMA/FNMA COLL),
                                                                                 4.850% 04/01/32                       1.7%
                                                                            -----------------------------------------------
                                                                              4  Florida, Housing Finance Agency,
                                                                                 Multi-Family Housing Revenue
                                                                                 Refunding, (Altamonte Project)
                                                                                 Series 1994C, Mandatory Put
                                                                                 12/01/03 @ 100, 7.000% 12/01/24       1.7%
                                                                            -----------------------------------------------
                                                                              5  Jacksonville, Florida, Health
                                                                                 Facilities Authority, Hospital
                                                                                 Revenue, Series 1997B, 5.400%
                                                                                 08/15/18                              1.7%
                                                                            -----------------------------------------------
                                                                              6  Florida State, Board of Education,
                                                                                 Public Education Capital Outlay GO,
                                                                                 Series 1993D, 5.200% 06/01/11         1.6%
                                                                            -----------------------------------------------
                                                                              7  Hillsborough County, Florida, IDR
                                                                                 Refunding, (Tampa Electric Company
                                                                                 Project) Series 1992, 8.000%
                                                                                 05/01/22                              1.6%
                                                                            -----------------------------------------------
                                                                              8  Escambia County, Florida, PCR,
                                                                                 (Champion International Corporation
                                                                                 Project) Series 1996, AMT, 6.400%
                                                                                 09/01/30                              1.5%
                                                                            -----------------------------------------------
                                                                              9  Miami-Dade County, Florida,
                                                                                 Aviation Revenue, AMT, Series
                                                                                 1998C, (MBIA Insured), 5.250%
                                                                                 10/01/15                              1.4%
                                                                            -----------------------------------------------
                                                                             10  Tampa, Florida, Sports Authority,
                                                                                 Local Optional Sales Tax Revenue,
                                                                                 (Stadium Project) Series 1997,
                                                                                 (MBIA Insured), 6.000% 01/01/07       1.4%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations Florida

Intermediate Municipal Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                   FLORIDA|INTERMEDIATE|MUNICIPAL|BOND|$13,800            INDEX|$14,889
                                                   -------------------------------------------     ----------------------------
Dec. 14|1992                                                         9675.00                                 10000.00
'1992'                                                               9712.00                                 10082.00
                                                                    10042.00                                 10405.00
                                                                    10340.00                                 10693.00
                                                                    10656.00                                 11003.00
'1993'                                                              10793.00                                 11136.00
                                                                    10330.00                                 10716.00
                                                                    10409.00                                 10829.00
                                                                    10460.00                                 10933.00
'1994'                                                              10329.00                                 10828.00
                                                                    10928.00                                 11397.00
                                                                    11190.00                                 11721.00
                                                                    11445.00                                 12055.00
'1995'                                                              11784.00                                 12359.00
                                                                    11692.00                                 12314.00
                                                                    11734.00                                 12369.00
                                                                    11937.00                                 12590.00
'1996'                                                              12201.00                                 12898.00
                                                                    12162.00                                 12884.00
                                                                    12489.00                                 13238.00
                                                                    12796.00                                 13592.00
'1997'                                                              13054.00                                 13888.00
                                                                    13176.00                                 14058.00
                                                                    13327.00                                 14221.00
                                                                    13652.00                                 14672.00
'1998'                                                              13728.00                                 14764.00
Mar. 31|1999                                                        13800.00                                 14889.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                   FLORIDA|INTERMEDIATE|MUNICIPAL|BOND|$14,263            INDEX|$14,889
                                                   -------------------------------------------     ----------------------------
Dec. 14|1992                                                        10000.00                                 10000.00
'1992'                                                              10038.00                                 10082.00
                                                                    10379.00                                 10405.00
                                                                    10688.00                                 10693.00
                                                                    11014.00                                 11003.00
'1993'                                                              11156.00                                 11136.00
                                                                    10677.00                                 10716.00
                                                                    10758.00                                 10829.00
                                                                    10811.00                                 10933.00
'1994'                                                              10676.00                                 10828.00
                                                                    11295.00                                 11397.00
                                                                    11566.00                                 11721.00
                                                                    11830.00                                 12055.00
'1995'                                                              12180.00                                 12359.00
                                                                    12085.00                                 12314.00
                                                                    12128.00                                 12369.00
                                                                    12338.00                                 12590.00
'1996'                                                              12611.00                                 12898.00
                                                                    12571.00                                 12884.00
                                                                    12909.00                                 13238.00
                                                                    13226.00                                 13592.00
'1997'                                                              13492.00                                 13888.00
                                                                    13619.00                                 14058.00
                                                                    13774.00                                 14221.00
                                                                    14110.00                                 14672.00
'1998'                                                              14189.00                                 14764.00
Mar. 31|1999                                                        14263.00                                 14889.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (12/14/92
                                                                                     through
                                                                                     3/31/99)    5.80%     5.24%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Florida
                                                    Intermediate Municipal Bond
                                                    Fund from the inception of
                                                    the shareclass. The Lehman
                                                    7-Year Municipal Bond Index
                                                    is a broad-based, unmanaged,
                                                    total return index composed
                                                    of investment-grade bonds
                                                    with maturities of 7 to 8
                                                    years. It is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                       Investor A        Investor B         Investor C
                                                        Primary A    NAV       MOP      NAV    CDSC***    NAV       CDSC
Inception Date                                          12/11/92   12/14/92  12/14/92  6/7/93  6/7/93   12/17/92  12/17/92
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                        4.95%     4.74%     1.35%    4.11%    1.11%    4.10%     3.10%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                   5.89%     5.68%     4.52%    5.19%    4.88%    5.18%     5.18%
5 YEARS                                                   6.17%     5.96%     5.26%    5.54%    5.54%    5.54%     5.54%
SINCE INCEPTION                                           5.98%     5.80%     5.24%    4.91%    4.91%    5.34%     5.34%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations
Florida Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Florida Municipal Bond Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Florida municipal securities, we aim
exempt from Federal income and the       to limit the Fund's exposure to any single credit or market
Florida state intangibles taxes          sector. In addition, we use a combination of investment
with the potential for principal         strategies, including duration management (managing the
fluctuation associated with              Fund's sensitivity to interest rates), market sector
investments in long-term municipal       selection and individual credit reviews. We also seek to
securities. The Fund invests in          limit the distribution of capital gains when appropriate. As
investment grade, long-term              a long-term portfolio, the Fund maintains an average
municipal securities.                    dollar-weighted maturity of greater than eight and one-half
PERFORMANCE REVIEW                       years and a duration between six and nine years.
For the 12-month period ended            HOW DID THE FUND PERFORM DURING THE PERIOD?**
March 31, 1999, Nations Florida          With a total return of 4.69%, the Fund (Investor A Shares)
Municipal Bond Fund Investor A           marginally underperformed its peer group, the Lipper Florida
Shares provided shareholders with        Municipal Debt Funds Universe, which returned 4.90%, for the
a total return of 4.69%.*                12-month period ended March 31, 1999. The Fund
                                         underperformed due to its higher weighting in uninsured
                                         bonds, particularly electric power bonds, than its peers.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN FLORIDA?
                                         The state of Florida continues to achieve positive financial results through prudent financial management and continued
                                         economic expansion. This has led to an 'Aa2' rating from
                                         Moody's Investors

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Florida Municipal Debt Funds Universe limit their assets to those securities that are exempt from taxation in Florida.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Florida Municipal Bond
Fund Municipal Fixed Income Management
     Team Commentary continued...

                                         Service, Inc., an 'AA+' rating from Standard & Poor's
                                         Corporation and an 'AA' rating from Fitch IBCA, Inc. As one of the country's leading vacation destinations, Florida
                                         enjoyed strong economic growth, led by the services sector.
                                         Service based jobs, mostly tourist and retiree related, now account for over 35% of Florida's non-farm employment.

                                         WHAT IS YOUR OUTLOOK FOR FLORIDA AND THE MUNICIPAL MARKET IN
                                         THE COMING YEAR?
                                         As a state with no income tax, Florida is dependent on sales taxes for 70% of general fund operations. To offset its
                                         reliance on sales taxes, the state enacted a constitutional amendment establishing a budget stabilization fund that
                                         should reach $785 million by the end of 1999.
                                         Additionally, Florida's lawsuit against the tobacco
                                         companies, seeking compensation for the cost of medical care incurred by the state for the treatment of smoking related illnesses, could result in $11.3 billion in revenue to the state over the next 25 years. Governor Bush recently
                                         introduced legislation that seeks to repeal the Florida
                                         intangibles tax. This legislation could have a negative
                                         impact on the price of municipal securities within the
                                         state. However, given Florida's financial strength and the high demand for Florida bonds, the impact on municipal
                                         securities should be marginal. The budget stabilization
                                         fund, combined with growth in sales tax collections, are
                                         just two of the positive factors contributing to Florida's financial strength.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
Florida Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.3% General Obligation
 3.7% Resource Recovery
 4.5% Industrial Development Revenue/Pollution Control Revenue
 5.9% Housing
 8.7% Prerefunded
 9.0% State General Obligation
10.4% Special Tax
12.0% Transportation
14.6% Electric
19.8% Hospital
 8.1% Other


                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Okaloosa County, Florida, Gas
                                                                                 Distribution Revenue Refunding,
                                                                                 Series 1994, (MBIA Insured),
                                                                                 Prerefunded 10/01/04 @ 102, 6.875%
                                                                                 10/01/19                              3.7%
                                                                            -----------------------------------------------
                                                                              2  Collier County, Florida, Health
                                                                                 Facilities Authority, Revenue
                                                                                 Refunding, (Moorings, Inc. Project)
                                                                                 Series 1994, 7.000% 12/01/19          3.6%
                                                                            -----------------------------------------------
                                                                              3  Palm Beach County, Florida, Solid
                                                                                 Waste Authority, Revenue,
                                                                                 Unrefunded Balance, Series 1997A,
                                                                                 (AMBAC Insured), 6.000% 10/01/10      3.6%
                                                                            -----------------------------------------------
                                                                              4  Jacksonville, Florida, Sales Tax
                                                                                 Revenue, (River City Renaissance
                                                                                 Project) Series 1995, (FGIC
                                                                                 Insured), 5.650% 10/01/14             3.4%
                                                                            -----------------------------------------------
                                                                              5  Orange County, Florida, Health
                                                                                 Facilities Authority, Hospital
                                                                                 Revenue, (Orlando Regional
                                                                                 Healthcare Project) Series 1996A,
                                                                                 (MBIA Insured), 6.250% 10/01/16       3.3%
                                                                            -----------------------------------------------
                                                                              6  Jacksonville, Florida, Sales Tax
                                                                                 Revenue, (River City Renaissance
                                                                                 Project) Series 1995, (FGIC
                                                                                 Insured), 5.375% 10/01/18             3.2%
                                                                            -----------------------------------------------
                                                                              7  Puerto Rico Commonwealth, GO,
                                                                                 Series 1997, (MBIA Insured), 6.500%
                                                                                 07/01/15                              3.2%
                                                                            -----------------------------------------------
                                                                              8  Guam, Airport Authority, Revenue,
                                                                                 Series 1993A, 6.375% 10/01/10         2.6%
                                                                            -----------------------------------------------
                                                                              9  South Miami, Florida, Health
                                                                                 Facilities Authority, Hospital
                                                                                 Revenue Refunding, (Baptist Health
                                                                                 Systems Obligation Group Project)
                                                                                 Series 1995, (MBIA Insured), 5.375%
                                                                                 10/01/16                              2.6%
                                                                            -----------------------------------------------
                                                                             10  Escambia County, Florida, Health
                                                                                 Facilities Revenue, (Charity
                                                                                 Obligation Group Project) Series
                                                                                 1998C, 5.000% 11/01/28                2.5%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Florida Municipal Bond

Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                               FLORIDA|MUNICIPAL|BOND|$12,380             INDEX|$13,931
                                                               ------------------------------         ---------------------
Dec. 14|1992                                                               9525.00                           10000.00
'1993'                                                                     9522.00                           10211.00
                                                                           8760.00                            9650.00
                                                                           8828.00                            9757.00
                                                                           8839.00                            9824.00
'1994'                                                                     8739.00                            9683.00
                                                                           9452.00                           10368.00
                                                                           9699.00                           10618.00
                                                                           9941.00                           10923.00
'1995'                                                                    10456.00                           11374.00
                                                                          10194.00                           11237.00
                                                                          10287.00                           11323.00
                                                                          10525.00                           11582.00
'1996'                                                                    10766.00                           11877.00
                                                                          10713.00                           11849.00
                                                                          11071.00                           12258.00
                                                                          11407.00                           12627.00
'1997'                                                                    11704.00                           12969.00
                                                                          11826.00                           13118.00
                                                                          11963.00                           13317.00
                                                                          12343.00                           13726.00
'1998'                                                                    12364.00                           13808.00
Mar. 31|1999                                                              12380.00                           13931.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                               FLORIDA|MUNICIPAL|BOND|$12,998             INDEX|$13,931
                                                               ------------------------------         ---------------------
Dec. 14|1992                                                               10000                              10000
'1993'                                                                      9997                              10211
                                                                            9197                               9650
                                                                            9268                               9757
                                                                            9280                               9824
'1994'                                                                      9174                               9683
                                                                            9923                              10368
                                                                           10183                              10618
                                                                           10436                              10923
'1995'                                                                     10977                              11374
                                                                           10703                              11237
                                                                           10800                              11323
                                                                           11050                              11582
'1996'                                                                     11303                              11877
                                                                           11247                              11849
                                                                           11623                              12258
                                                                           11976                              12627
'1997'                                                                     11288                              12969
                                                                           12415                              13118
                                                                           12559                              13317
                                                                           12959                              13726
'1998'                                                                     12981                              13808
Mar. 31|1999                                                               12998                              13931

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (12/14/92
                                                                                     through
                                                                                     3/31/99)    5.07%     4.11%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Florida
                                                    Municipal Bond Fund from the
                                                    inception of the shareclass.
                                                    The Lehman Municipal Bond
                                                    Index is a broad-based,
                                                    unmanaged, total return
                                                    index composed of 8,000
                                                    investment-grade, long-term
                                                    maturity bonds. It is
                                                    unavailable for investment.
                                                    The performance of Primary
                                                    A, Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                       Investor A        Investor B         Investor C
                                                        Primary A    NAV       MOP      NAV    CDSC***    NAV       CDSC
Inception Date                                          12/11/92   12/14/92  12/14/92  6/7/93  6/7/93   12/17/92  12/17/92
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                        4.90%     4.69%     -0.30%   4.01%    0.01%    4.01%     3.01%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                   6.90%     6.69%     4.99%    6.05%    5.15%    6.17%     6.17%
5 YEARS                                                   7.38%     7.16%     6.12%    6.55%    6.39%      --        --
SINCE INCEPTION                                           5.39%     5.07%     4.11%    4.42%    4.42%    8.45%     8.45%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations Georgia
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Georgia Intermediate Municipal Bond Fund's
                                         performance for the 12-month period ended March 31, 1999,
                                         and its outlook for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Georgia municipal securities, we aim
exempt from Federal and Georgia          to limit the Fund's exposure to any single credit or market
state income taxes consistent with       sector. In addition, we use a combination of investment
moderate fluctuation of principal.       strategies, including duration management (managing the
The Fund invests in investment           Fund's sensitivity to interest rates), market sector
grade, intermediate-term municipal       selection and individual credit reviews. We also seek to
securities.                              limit the distribution of capital gains when appropriate. As
PERFORMANCE REVIEW                       an intermediate-term portfolio, the Fund maintains an
For the 12-month period ended            average dollar-weighted maturity of between three and ten
March 31, 1999, Nations Georgia          years and a duration between three and six years.
Intermediate Municipal Bond Fund         HOW DID THE FUND PERFORM DURING THE PERIOD?**
Investor A Shares provided               With a total return of 4.99%, the Fund (Investor A Shares)
shareholders with a total return         outperformed its peer group, the Lipper Other States
of 4.99%.*                               Intermediate Municipal Debt Funds Universe, which returned
                                         4.69%, for the 12-month period ended March 31, 1999. The
                                         Fund benefited from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN GEORGIA?
                                         Despite a slowdown in non-farm employment growth, the state of Georgia continued to benefit from strong financial
                                         oversight and a constitutionally mandated limit on maximum annual debt service.

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Other States Intermediate Municipal Debt Funds Universe invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations Georgia
Intermediate Municipal Bond
Fund Municipal Fixed Income Management
     Team Commentary continued...

                                         Debt service is approximately 5% of treasury receipts with a constitutional limit of 10%. Georgia's fiscal strength and foresight has been rewarded with an 'Aaa' rating from
                                         Moody's Investors Service, Inc., an 'AAA' from Standard &
                                         Poor's Corporation and an 'AAA' rating from Fitch IBCA, Inc.
                                         As the textile industry in Georgia continues to contract due to low cost products from overseas, growth in services and retail trade have had an offsetting effect. Services and
                                         retail trade have accounted for 80% of the jobs created
                                         since 1990. Tax revenue growth for fiscal year 1998 was
                                         5.4%, after a reduction of $500 million following the
                                         elimination of the sales tax on food, and is projected to
                                         grow by 6.8% for 1999.
                                         WHAT IS YOUR OUTLOOK FOR GEORGIA AND THE MUNICIPAL MARKET IN
                                         THE COMING YEAR?
                                         In Georgia, wage inflation has become a concern as more and more firms, fighting for a declining number of qualified
                                         employees, choose to call Georgia home. As of July 1998,
                                         Georgia's unemployment rate stood at just 4.4%. Increasing demand for schools, highways and essential services are just some of the challenges facing Georgia as job creation has
                                         led to increases in urban center populations.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations Georgia
Intermediate Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.3% Special Tax
 3.3% Education
 4.3% State General Obligations
 7.4% Electric
 8.2% Transportation
 9.8% Hospital
10.6% Prerefunded
10.7% Water
10.7% Industrial Development Revenue/ Pollution Control Revenue
29.4% General Obligation
 3.3% Other


                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Effingham County, Georgia,
                                                                                 Development Authority, Solid Waste
                                                                                 Disposal Revenue, (Fort James
                                                                                 Corporation Project) Series 1998,
                                                                                 AMT, 5.625% 07/01/18                  4.0%
                                                                            -----------------------------------------------
                                                                              2  Dalton, Georgia, Multiple Utility
                                                                                 Revenue Refunding, Series 1997,
                                                                                 (MBIA Insured), 6.000% 01/01/06       3.4%
                                                                            -----------------------------------------------
                                                                              3  Atlanta, Georgia, Airport
                                                                                 Facilities Revenue, Series 1991,
                                                                                 AMT, (MBIA Insured), 5.410%
                                                                                 01/01/10                              2.8%
                                                                            -----------------------------------------------
                                                                              4  Forsyth County, Georgia, Water and
                                                                                 Sewer Authority, Revenue, Series
                                                                                 1998, 5.000% 04/01/02                 2.5%
                                                                            -----------------------------------------------
                                                                              5  Georgia State, GO, Series 1998C,
                                                                                 5.750% 09/01/09                       2.4%
                                                                            -----------------------------------------------
                                                                              6  Washington, District of Columbia,
                                                                                 Convention Center Revenue, Senior
                                                                                 Lien, Series 1998, (AMBAC Insured),
                                                                                 4.750% 10/01/28                       2.3%
                                                                            -----------------------------------------------
                                                                              7  Clayton County, Georgia, Hospital
                                                                                 Authority, Revenue Anticipation
                                                                                 Certificates, (Southern Regional
                                                                                 Medical Center Project) Series
                                                                                 1998A, (MBIA Insured), 5.250%
                                                                                 08/01/09                              2.1%
                                                                            -----------------------------------------------
                                                                              8  Metropolitan Atlanta Rapid Transit
                                                                                 Authority, Georgia, Revenue
                                                                                 Refunding, Series 1992P, (AMBAC
                                                                                 Insured), 5.900% 07/01/03             2.0%
                                                                            -----------------------------------------------
                                                                              9  Georgia State, GO, Series 1993C,
                                                                                 6.500% 07/01/05                       1.9%
                                                                            -----------------------------------------------
                                                                             10  Baldwin County, Georgia, School
                                                                                 District, GO, Series 1997, (State
                                                                                 Aid Withholding), 4.500% 01/01/03     1.9%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations Georgia
Intermediate Municipal Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                   GEORGIA|INTERMEDIATE|MUNICIPAL|BOND|$14,666            INDEX|$15,829
                                                   -------------------------------------------     ----------------------------
May 4|1992                                                           9675.00                                 10000.00
                                                                     9951.00                                 10264.00
                                                                    10199.00                                 10545.00
'1992'                                                              10397.00                                 10718.00
                                                                    10740.00                                 11061.00
                                                                    11049.00                                 11368.00
                                                                    11417.00                                 11697.00
'1993'                                                              11529.00                                 11839.00
                                                                    10996.00                                 11392.00
                                                                    11080.00                                 11512.00
                                                                    11130.00                                 11623.00
'1994'                                                              10977.00                                 11511.00
                                                                    11583.00                                 12116.00
                                                                    11872.00                                 12461.00
                                                                    12143.00                                 12816.00
'1995'                                                              12522.00                                 13139.00
                                                                    12394.00                                 13091.00
                                                                    12441.00                                 13149.00
                                                                    12679.00                                 13384.00
'1996'                                                              12954.00                                 13712.00
                                                                    12905.00                                 13697.00
                                                                    13248.00                                 14074.00
                                                                    13577.00                                 14450.00
'1997'                                                              13859.00                                 14765.00
                                                                    13970.00                                 14945.00
                                                                    14125.00                                 15118.00
                                                                    14528.00                                 15597.00
'1998'                                                              14605.00                                 15696.00
Mar. 31|1999                                                        14666.00                                 15829.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                   GEORGIA|INTERMEDIATE|MUNICIPAL|BOND|$15,159            INDEX|$15,829
                                                   -------------------------------------------     ----------------------------
May 4|1992                                                          10000.00                                 10000.00
                                                                    10285.00                                 10264.00
                                                                    10541.00                                 10545.00
'1992'                                                              10747.00                                 10718.00
                                                                    11101.00                                 11061.00
                                                                    11420.00                                 11368.00
                                                                    11800.00                                 11697.00
'1993'                                                              11916.00                                 11839.00
                                                                    11365.00                                 11392.00
                                                                    11452.00                                 11512.00
                                                                    11504.00                                 11623.00
'1994'                                                              11346.00                                 11511.00
                                                                    11972.00                                 12116.00
                                                                    12271.00                                 12461.00
                                                                    12551.00                                 12816.00
'1995'                                                              12943.00                                 13139.00
                                                                    12811.00                                 13091.00
                                                                    12859.00                                 13149.00
                                                                    13105.00                                 13384.00
'1996'                                                              13389.00                                 13712.00
                                                                    13338.00                                 13697.00
                                                                    13893.00                                 14074.00
                                                                    14033.00                                 14450.00
'1997'                                                              14325.00                                 14765.00
                                                                    14439.00                                 14945.00
                                                                    14599.00                                 15118.00
                                                                    15016.00                                 15597.00
'1998'                                                              15095.00                                 15696.00
Mar. 31|1999                                                        15159.00                                 15829.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (5/4/92
                                                                                     through
                                                                                     3/31/99)    6.21%     5.70%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Georgia
                                                    Intermediate Municipal Bond
                                                    Fund from the inception of
                                                    the shareclass. The Lehman
                                                    7-Year Municipal Bond Index
                                                    is a broad-based, unmanaged,
                                                    total return index composed
                                                    of investment-grade bonds
                                                    with maturities of 7 to 8
                                                    years. It is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                  Investor A          Investor B            Investor C
                                                  Primary A     NAV       MOP       NAV      CDSC***      NAV       CDSC
Inception Date                                     3/1/92      5/4/92    5/4/92    6/7/93    6/7/93     6/17/92    6/17/92
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                  5.20%      4.99%     1.55%     4.37%     1.37%       4.35%      3.35%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                             5.98%      5.77%     4.61%     5.28%     4.98%       5.27%      5.27%
5 YEARS                                             6.14%      5.93%     5.23%     5.50%     5.50%       5.50%      5.50%
SINCE INCEPTION                                     6.35%      6.21%     5.70%     4.84%     4.84%       5.53%      5.53%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return

Nations
Georgia Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Georgia Municipal Bond Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Georgia municipal securities, we aim
exempt from Federal and Georgia          to limit the Fund's exposure to any single credit or market
state income taxes with the              sector. In addition, we use a combination of investment
potential for principal                  strategies, including duration management (managing the
fluctuation associated with              Fund's sensitivity to interest rates), market sector
investments in long-term municipal       selection and individual credit reviews. We also seek to
securities. The Fund invests in          limit the distribution of capital gains when appropriate. As
investment grade, long-term              a long-term portfolio, the Fund maintains an average
municipal securities.                    dollar-weighted maturity of greater than eight and one-half
PERFORMANCE REVIEW                       years and a duration between six and nine years.
For the 12-month period ended            HOW DID THE FUND PERFORM DURING THE PERIOD?**
March 31, 1999, Nations Georgia          With a total return of 5.68%, the Fund (Investor A Shares)
Municipal Bond Fund Investor A           outperformed its peer group, the Lipper Georgia Municipal
Shares provided shareholders with        Debt Funds Universe, which returned 4.99%, for the 12-month
a total return of 5.68%.*                period ended March 31, 1999. The Fund benefited from an
                                         overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN GEORGIA?
                                         Despite a slowdown in non-farm employment growth, the state of Georgia continued to benefit from strong financial
                                         oversight and a constitutionally mandated limit on maximum annual debt service. Debt service is approximately 5% of
                                         treasury receipts with a

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Georgia Municipal Debt Funds Universe limit their assets to those securities that are exempt from taxation in Georgia.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Georgia Municipal Bond
Fund Municipal Fixed Income Management
     Team Commentary continued...

                                         constitutional limit of 10%. Georgia's fiscal strength and foresight has been rewarded with an 'Aaa' rating from
                                         Moody's Investors Service, Inc., an 'AAA' from Standard &
                                         Poor's Corporation and an 'AAA' rating from Fitch IBCA, Inc.
                                         As the textile industry in Georgia continues to contract due to low cost products from overseas, growth in services and retail trade have had an offsetting effect. Services and
                                         retail trade have accounted for 80% of the jobs created
                                         since 1990. Tax revenue growth for fiscal 1998 was 5.4%,
                                         after a reduction of $500 million following the elimination of the sales tax on food, and is projected to grow by 6.8%
                                         for 1999.

                                         WHAT IS YOUR OUTLOOK FOR GEORGIA AND THE MUNICIPAL MARKET IN
                                         THE COMING YEAR?
                                         In Georgia, wage inflation has become a concern as more and more firms, fighting for a declining number of qualified
                                         employees, choose to call Georgia home. As of July 1998,
                                         Georgia's unemployment rate stood at just 4.4%. Increasing demand for schools, highways and essential services are just some of the challenges facing Georgia, as job creation has led to increases in urban center populations.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
Georgia Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.2% Transportation
 2.7% Cash
 4.2% Hospital
 4.4% Electric
 6.5% Education
11.5% Prerefunded
13.4% Water
13.6% Housing
17.7% Industrial Development Revenue/ Pollution Control Revenue
21.6% General Obligation
 2.2% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Georgia State, Housing and Finance
                                                                                 Authority, Single-Family Mortgage
                                                                                 Revenue, Series 1998B-3, (FHA/VA
                                                                                 Insured), 4.400% 06/01/17             6.6%
                                                                            -----------------------------------------------
                                                                              2  Roswell, Georgia, GO, Series 1995,
                                                                                 5.600% 02/01/10                       4.5%
                                                                            -----------------------------------------------
                                                                              3  Fulco, Georgia, Hospital Authority,
                                                                                 Revenue Anticipation Certificates,
                                                                                 (St. Joseph Hospital Project)
                                                                                 Series 1994, 5.500% 10/01/14          4.5%
                                                                            -----------------------------------------------
                                                                              4  Effingham County, Georgia,
                                                                                 Development Authority, Solid Waste
                                                                                 Disposal Revenue, (Fort James
                                                                                 Corporation Project) Series 1998,
                                                                                 AMT, 5.625% 07/01/18                  4.2%
                                                                            -----------------------------------------------
                                                                              5  Brunswick and Glynn County,
                                                                                 Georgia, Development Authority,
                                                                                 Revenue Refunding, (Georgia-Pacific
                                                                                 Corporation Project) Series 1998,
                                                                                 AMT, 5.550% 03/01/26                  4.2%
                                                                            -----------------------------------------------
                                                                              6  Savannah, Georgia, Hospital
                                                                                 Authority, Revenue, (St. Joseph's
                                                                                 Hospital - Candler Health Systems
                                                                                 Project) Series 1998A, (FSA
                                                                                 Insured), 5.000% 07/01/23             4.1%
                                                                            -----------------------------------------------
                                                                              7  De Kalb County, Georgia, GO
                                                                                 Refunding, Series 1993, 5.250%
                                                                                 01/01/20                              3.2%
                                                                            -----------------------------------------------
                                                                              8  White County, Georgia, Industrial
                                                                                 Development Authority, Revenue
                                                                                 Refunding, (Springs Industries,
                                                                                 Inc. Project) Series 1992, 6.850%
                                                                                 06/01/10                              2.6%
                                                                            -----------------------------------------------
                                                                              9  Peach County, Georgia, School
                                                                                 District, GO, Series 1994, (State
                                                                                 Aid Withholding, MBIA Insured),
                                                                                 6.500% 02/01/08                       2.4%
                                                                            -----------------------------------------------
                                                                             10  Columbia County, Georgia, School
                                                                                 District, GO, Series 1994A, (MBIA
                                                                                 Insured), 6.250% 04/01/13             2.4%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Georgia Municipal Bond

Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                               GEORGIA|MUNICIPAL|BOND|$12,444             INDEX|$13,643
                                                               ------------------------------         ---------------------
Dec. 30|1993                                                               9525.00                           10000.00
                                                                           8818.00                            9451.00
                                                                           8891.00                            9555.00
                                                                           8845.00                            9621.00
'1994'                                                                     8705.00                            9483.00
                                                                           9397.00                           10154.00
                                                                           9633.00                           10398.00
                                                                           9905.00                           10697.00
'1995'                                                                    10396.00                           11139.00
                                                                          10171.00                           11005.00
                                                                          10226.00                           11089.00
                                                                          10480.00                           11343.00
'1996'                                                                    10729.00                           11632.00
                                                                          10685.00                           11604.00
                                                                          11050.00                           12004.00
                                                                          11340.00                           12366.00
'1997'                                                                    11646.00                           12701.00
                                                                          11776.00                           12847.00
                                                                          11946.00                           13042.00
                                                                          12342.00                           13442.00
'1998'                                                                    12377.00                           13523.00
Mar 31|1999                                                               12444.00                           13643.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                               GEORGIA|MUNICIPAL|BOND|$13,064             INDEX|$13,643
                                                               ------------------------------         ---------------------
Dec. 30|1993                                                               10000                              10000
                                                                            9268                               9451
                                                                            9334                               9555
                                                                            9286                               9621
'1994'                                                                      9139                               9483
                                                                            9865                              10154
                                                                           10114                              10398
                                                                           10399                              10697
'1995'                                                                     10915                              11139
                                                                           10678                              11005
                                                                           10736                              11089
                                                                           11003                              11343
'1996'                                                                     11264                              11632
                                                                           11217                              11604
                                                                           11601                              12004
                                                                           11905                              12366
'1997'                                                                     12227                              12701
                                                                           12363                              12847
                                                                           12541                              13042
                                                                           12958                              13442
'1998'                                                                     12994                              13523
Mar 31|1999                                                                13064                              13643

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (12/30/93
                                                                                     through
                                                                                     3/31/99)    5.23%     4.26%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Georgia
                                                    Municipal Bond Fund from the
                                                    inception of the shareclass.
                                                    The Lehman Municipal Bond
                                                    Index is a broad-based,
                                                    unmanaged, total return
                                                    index composed of 8,000
                                                    investment-grade, long-term
                                                    maturity bonds. It is
                                                    unavailable for investment.
                                                    The performance of Primary
                                                    A, Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                      Investor A          Investor B         Investor C
                                                       Primary A    NAV       MOP       NAV     CDSC***     NAV     CDSC
Inception Date                                          1/13/94   12/30/93  12/30/93  10/21/93  10/21/93  11/3/94  11/3/94
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                       5.89%     5.68%     0.65%     5.00%     1.00%     4.97%    3.97%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                  7.18%     6.96%     5.24%     6.32%     5.43%     6.43%    6.43%
5 YEARS                                                  7.39%     7.13%     6.10%     6.55%     6.39%      --       --
SINCE INCEPTION                                          5.39%     5.23%     4.26%     4.60%     4.60%     8.71%    8.71%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return

Nations Maryland
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Maryland Intermediate Municipal Bond Fund's
                                         performance for the 12-month period ended March 31, 1999,
                                         and its outlook for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Maryland municipal securities, we aim
exempt from Federal and Maryland         to limit the Fund's exposure to any single credit or market
state income taxes consistent with       sector. In addition, we use a combination of investment
moderate fluctuation of principal.       strategies, including duration management (managing the
The Fund invests in investment           Fund's sensitivity to interest rates), market sector
grade, intermediate-term municipal       selection and individual credit reviews. We also seek to
securities.                              limit the distribution of capital gains when appropriate. As
PERFORMANCE REVIEW                       an intermediate-term portfolio, the Fund maintains an
For the 12-month period ended            average dollar-weighted maturity of between three and ten
March 31, 1999, Nations Maryland         years and a duration between three and six years.
Intermediate Municipal Bond Fund         HOW DID THE FUND PERFORM DURING THE PERIOD?**
Investor A Shares provided               With a total return of 4.96%%, the Fund (Investor A Shares)
shareholders with a total return         outperformed its peer group, the Lipper Other States
4.96%.*                                  Intermediate Municipal Debt Funds Universe, which returned
                                         4.69%, for the 12-month period ended March 31, 1999. The
                                         Fund benefited from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN MARYLAND?
                                         With per capita personal income at 112% of the national
                                         average, Maryland continued to rank as one of the wealthiest states in the United States. Despite the 10% income tax
                                         reduction passed by the

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Other States Intermediate Municipal Debt Funds Universe invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations Maryland
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary continued...

                                         legislature in 1997, which should reduce revenues by about
                                         $306 million in fiscal 1999, Maryland has been able to
                                         maintain its 'Aaa' rating from Moody's Investors Service,
                                         Inc., 'AAA' from Standard & Poor's Corporation and 'AAA'
                                         from Fitch IBCA, Inc. Conservative budgeting, flexible
                                         financial management and strict oversight of general
                                         obligation debt led to a budget surplus of $536 million in fiscal 1998. An increase in income tax revenue of 10% over fiscal 1997, due in large part to capital gains resulting
                                         from the stock market's strength, is responsible for much of the surplus. Maryland's moderately high debt burden is
                                         carefully controlled due to a constitutional provision for rapid amortization of outstanding tax supported debt.
                                         WHAT IS YOUR OUTLOOK FOR MARYLAND AND THE MUNICIPAL MARKET
                                         IN THE COMING YEAR?
                                         Maryland's challenge comes in the years beyond 2001 when the
                                         1997 income tax cut is conservatively forecasted to result in small budget deficits. Maryland will have to continue to exhibit fiscal restraint if it is to maintain its strong
                                         financial performance.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations Maryland
Intermediate Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 1.9% Industrial Development Revenue/ Pollution Control Revenue
 2.3% State General Obligation
 2.4% Education
 3.6% Resource Recovery
 5.1% Water
 6.9% Hospital
 9.5% Housing
12.0% Transportation
12.9% Prerefunded
38.8% General Obligation
 4.6% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Maryland State, Transportation
                                                                                 Authority, Transportation Revenue,
                                                                                 Series 1992, 5.700% 07/01/05          2.1%
                                                                            -----------------------------------------------
                                                                              2  Maryland State, Community
                                                                                 Development Administration,
                                                                                 Department of Housing and Community
                                                                                 Development, Revenue,
                                                                                 (Single-Family Program) Series
                                                                                 1998-3, AMT, 4.500% 04/01/08          1.9%
                                                                            -----------------------------------------------
                                                                              3  Virginia State, Transportation
                                                                                 Board Authority, Transportation
                                                                                 Contract Revenue, (Northern
                                                                                 Virginia Transportation District
                                                                                 Project) Series 1996A, 5.125%
                                                                                 05/15/21                              1.9%
                                                                            -----------------------------------------------
                                                                              4  Maryland State, Community
                                                                                 Development Administration,
                                                                                 Department of Housing and Community
                                                                                 Development, Revenue,
                                                                                 (Single-Family Program) Series
                                                                                 1998-1, AMT, 5.150% 04/01/18          1.9%
                                                                            -----------------------------------------------
                                                                              5  Maryland State, Community
                                                                                 Development Administration,
                                                                                 Development Revenue, (Lexington
                                                                                 Terrace Senior Housing, LP Project)
                                                                                 Series 1998B, AMT, (HUD GRANT),
                                                                                 3.900% 10/01/02                       1.9%
                                                                            -----------------------------------------------
                                                                              6  Washington, District of Columbia,
                                                                                 Metropolitan Area Transportation
                                                                                 Authority, Revenue Refunding,
                                                                                 Series 1993, (FGIC Insured), 5.000%
                                                                                 07/01/06                              1.8%
                                                                            -----------------------------------------------
                                                                              7  Northeast Maryland, Solid Waste
                                                                                 Disposal Authority, Revenue, (Ogden
                                                                                 Martin Systems - Montgomery County
                                                                                 Residential Receivables Project)
                                                                                 Series 1993A, AMT, (MBIA-IBC
                                                                                 Insured), 5.800% 07/01/04             1.8%
                                                                            -----------------------------------------------
                                                                              8  Montgomery County, Maryland,
                                                                                 Consolidated Public Improvement GO,
                                                                                 Series 1993A, 4.900% 10/01/07         1.8%
                                                                            -----------------------------------------------
                                                                              9  Washington Suburban Sanitation
                                                                                 District Authority, Maryland, Water
                                                                                 Supply GO Refunding, Series 1993,
                                                                                 5.100% 12/01/07                       1.7%
                                                                            -----------------------------------------------
                                                                             10  Washington State, Public Power
                                                                                 Supply System Revenue Refunding,
                                                                                 Series 1993A, 7.000% 07/01/08         1.7%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations Maryland

Intermediate Municipal Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                  MARYLAND|INTERMEDIATE|MUNICIPAL|BOND|$16,464            INDEX|$18,526
                                                  --------------------------------------------     ----------------------------
Sep. 1|1990                                                          9675.00                                 10000.00
'1990'                                                              10068.00                                 10399.00
                                                                    10297.00                                 10646.00
                                                                    10459.00                                 10829.00
                                                                    10762.00                                 11241.00
'1991'                                                              11092.00                                 11612.00
                                                                    11105.00                                 11602.00
                                                                    11453.00                                 12013.00
                                                                    11697.00                                 12342.00
'1992'                                                              11875.00                                 12545.00
                                                                    12227.00                                 12946.00
                                                                    12551.00                                 13305.00
                                                                    12946.00                                 13690.00
'1993'                                                              13064.00                                 13856.00
                                                                    12472.00                                 13334.00
                                                                    12568.00                                 13474.00
                                                                    12603.00                                 13603.00
'1994'                                                              12449.00                                 13473.00
                                                                    13143.00                                 14181.00
                                                                    13494.00                                 14584.00
                                                                    13799.00                                 15000.00
'1995'                                                              14145.00                                 15378.00
                                                                    14067.00                                 15322.00
                                                                    14094.00                                 15390.00
                                                                    14335.00                                 15665.00
'1996'                                                              14630.00                                 16049.00
                                                                    14576.00                                 16031.00
                                                                    14948.00                                 16472.00
                                                                    15281.00                                 16912.00
'1997'                                                              15588.00                                 17281.00
                                                                    15687.00                                 17491.00
                                                                    15858.00                                 17694.00
                                                                    16279.00                                 18255.00
'1998'                                                              16382.00                                 18370.00
Mar. 31|1999                                                        16464.00                                 18526.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                  MARYLAND|INTERMEDIATE|MUNICIPAL|BOND|$17,017            INDEX|$18,526
                                                  --------------------------------------------     ----------------------------
Sep. 1|1990                                                           10000                                   10000
'1990'                                                                10407                                   10399
                                                                      10643                                   10646
                                                                      10810                                   10829
                                                                      11124                                   11241
'1991'                                                                11465                                   11612
                                                                      11478                                   11602
                                                                      11838                                   12013
                                                                      12090                                   12342
'1992'                                                                12274                                   12545
                                                                      12837                                   12946
                                                                      12972                                   13305
                                                                      13381                                   13690
'1993'                                                                13503                                   13856
                                                                      12891                                   13334
                                                                      12990                                   13474
                                                                      13027                                   13603
'1994'                                                                12868                                   13473
                                                                      13584                                   14181
                                                                      13947                                   14584
                                                                      14262                                   15000
'1995'                                                                14620                                   15378
                                                                      14540                                   15322
                                                                      14567                                   15390
                                                                      14817                                   15665
'1996'                                                                15122                                   16049
                                                                      16066                                   16031
                                                                      15450                                   16472
                                                                      15794                                   16912
'1997'                                                                16112                                   17281
                                                                      16213                                   17491
                                                                      16390                                   17694
                                                                      16826                                   18255
'1998'                                                                16932                                   18370
Mar. 31|1999                                                          17017                                   18526

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (9/1/90
                                                                                     through
                                                                                     3/31/99)    6.39%     5.98%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Maryland
                                                    Intermediate Municipal Bond
                                                    Fund from the inception of
                                                    the shareclass. The Lehman
                                                    7-Year Municipal Bond Index
                                                    is a broad-based, unmanaged,
                                                    total return index composed
                                                    of investment-grade bonds
                                                    with maturities of 7 to 8
                                                    years. It is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                     Investor A          Investor B            Investor C
                                                     Primary A     NAV       MOP       NAV      CDSC***      NAV       CDSC
Inception Date                                        9/1/90      9/1/90    9/1/90    6/8/93    6/8/93     6/17/92    6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                     5.17%      4.96%     1.54%     4.33%     1.33%       4.31%      3.31%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                5.59%      5.38%     4.24%     4.89%     4.59%       4.89%      4.89%
5 YEARS                                                5.92%      5.71%     5.02%     5.28%     5.28%       5.28%      5.28%
SINCE INCEPTION                                        6.55%      6.39%     5.98%     4.60%     4.60%       5.08%      5.08%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return

Nations
Maryland Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Maryland Municipal Bond Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Maryland municipal securities, we aim
exempt from Federal and Maryland         to limit the Fund's exposure to any single credit or market
state income taxes with the              sector. In addition, we use a combination of investment
potential for principal                  strategies, including duration management (managing the
fluctuation associated with              Fund's sensitivity to interest rates), market sector
investments in long-term municipal       selection and individual credit reviews. We also seek to
securities. The Fund invests in          limit the distribution of capital gains when appropriate. As
investment grade, long-term              a long-term portfolio, the Fund maintains an average
municipal securities.                    dollar-weighted maturity of greater than 8 and one-half
PERFORMANCE REVIEW                       years and a duration between six and nine years.
For the 12-month period ended            HOW DID THE FUND PERFORM DURING THE PERIOD?**
March 31, 1999, Nations Maryland         With a total return of 4.71%, the Fund (Investor A Shares)
Municipal Bond Fund Investor A           slightly underperformed its peer group, the Lipper Maryland
Shares provided shareholders with        Municipal Debt Funds Universe, which returned 4.92%, for the
a total return of 4.71%.*                12-month period ended March 31, 1999. Because of the Fund's high quality nature, it did not benefit from the same level of income as some of its peers. This, coupled with a
                                         declining credit situation, caused the Fund to modestly
                                         underperform the peer group.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN MARYLAND?
                                         With per capita personal income at 112% of the national
                                         average, Maryland continued to rank as one of the wealthiest states in the

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Maryland Municipal Debt Funds Universe limit their assets to those securities that are exempt from taxation in Maryland.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Maryland Municipal Bond
Fund Municipal Fixed Income Management
     Team Commentary continued...

                                         United States. Despite the 10% income tax reduction passed by the legislature in 1997, which should reduce revenues by about $306 million in fiscal 1999, Maryland has been able to maintain its 'Aaa' rating from Moody's Investors Service,
                                         Inc., 'AAA' from Standard & Poor's Corporation and 'AAA'
                                         from Fitch IBCA, Inc. Conservative budgeting, flexible
                                         financial management and strict oversight of general
                                         obligation debt led to a budget surplus of $536 million in fiscal 1998. An increase in income tax revenue of 10% over fiscal 1997, due in large part to capital gains resulting
                                         from the stock market's strength, is responsible for much of the surplus. Maryland's moderately high debt burden is
                                         carefully controlled due to a constitutional provision for rapid amortization of outstanding tax supported debt.
                                         WHAT IS YOUR OUTLOOK FOR MARYLAND AND THE MUNICIPAL MARKET
                                         IN THE COMING YEAR?
                                         Maryland's challenge comes in the years beyond 2001 when the
                                         1997 income tax cut is conservatively forecasted to result in small budget deficits. Maryland will have to continue to exhibit fiscal restraint if it is to maintain its strong
                                         financial performance.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
Maryland Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.6% Water
 3.1% Special Tax
 3.8% Transportation
 3.9% Industrial Development Revenue/ Pollution Control Revenue
 7.2% Education
 9.9% Prerefunded
11.4% Hospital
14.8% Housing
28.6% General Obligation
14.7% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Maryland State, State and Local
                                                                                 Facilities Loan GO, Series 1998-1,
                                                                                 4.750% 03/01/07                       7.4%
                                                                            -----------------------------------------------
                                                                              2  Baltimore, Maryland, Exchanged
                                                                                 Revenue, Series 1996A, (FGIC
                                                                                 Insured), 5.900% 07/01/10             5.6%
                                                                            -----------------------------------------------
                                                                              3  Prince Georges County, Maryland,
                                                                                 Revenue Refunding, (Dimensions
                                                                                 Health Corporation Project) Series
                                                                                 1994, 5.300% 07/01/24                 3.7%
                                                                            -----------------------------------------------
                                                                              4  Maryland State, Community
                                                                                 Development Administration,
                                                                                 Department of Housing and Community
                                                                                 Development, Revenue, Series 1999A,
                                                                                 AMT, 5.350% 07/01/41                  3.6%
                                                                            -----------------------------------------------
                                                                              5  Maryland State, Health and Higher
                                                                                 Education Facilities Authority,
                                                                                 Revenue, (John Hopkins Hospital
                                                                                 Redevelopment Project) Series 1979,
                                                                                 5.750% 07/01/09                       3.2%
                                                                            -----------------------------------------------
                                                                              6  Washington Suburban Sanitation
                                                                                 District Authority, Maryland, Sewer
                                                                                 Disposal GO, Series 1992,
                                                                                 Prerefunded 06/01/02 @ 102, 5.800%
                                                                                 06/01/03                              3.1%
                                                                            -----------------------------------------------
                                                                              7  Maryland State, State and Local
                                                                                 Facilities Loan GO, Series 1997-2,
                                                                                 5.000% 08/01/06                       3.0%
                                                                            -----------------------------------------------
                                                                              8  Baltimore County, Maryland, Pension
                                                                                 Funding GO Refunding, Series 1998,
                                                                                 5.000% 08/01/09                       3.0%
                                                                            -----------------------------------------------
                                                                              9  Baltimore, Maryland, Convention
                                                                                 Center Revenue Refunding, Series
                                                                                 1998, (MBIA Insured), 5.000%
                                                                                 09/01/06                              3.0%
                                                                            -----------------------------------------------
                                                                             10  Washington County, Maryland,
                                                                                 Suburban Sanitation District
                                                                                 Authority, General Construction GO
                                                                                 Refunding, Series 1993, 5.000%
                                                                                 06/01/04                              3.0%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Maryland Municipal Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                           MARYLAND|MUNICIPAL|BOND|$12,523    LEHMAN|MUNICIPAL|BOND|INDEX|$13,809
                                                           -------------------------------    -----------------------------------
Nov. 4|1993                                                             9525.00                            10000.00
'1993'                                                                  9767.00                            10121.00
                                                                        8993.00                             9565.00
                                                                        9034.00                             9671.00
                                                                        9015.00                             9737.00
'1994'                                                                  8863.00                             9598.00
                                                                        9580.00                            10277.00
                                                                        9794.00                            10524.00
                                                                       10044.00                            10826.00
'1995'                                                                 10551.00                            11273.00
                                                                       10319.00                            11138.00
                                                                       10384.00                            11223.00
                                                                       10619.00                            11480.00
'1996'                                                                 10868.00                            11773.00
                                                                       10832.00                            11744.00
                                                                       11167.00                            12150.00
                                                                       11514.00                            12515.00
'1997'                                                                 11846.00                            12854.00
                                                                       11960.00                            13002.00
                                                                       12110.00                            13200.00
                                                                       12458.00                            13605.00
'1998'                                                                 12499.00                            13687.00
Mar. 31|1999                                                           12523.00                            13809.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                           MARYLAND|MUNICIPAL|BOND|$13,147    LEHMAN|MUNICIPAL|BOND|INDEX|$13,809
                                                           -------------------------------    -----------------------------------
Nov. 4|1993                                                             10000                                10000
'1993'                                                                  10254                                10121
                                                                         9442                                 9565
                                                                         9484                                 9671
                                                                         9464                                 9737
'1994'                                                                   9305                                 9598
                                                                        10057                                10277
                                                                        10283                                10524
                                                                        10545                                10826
'1995'                                                                  11077                                11273
                                                                        10834                                11138
                                                                        10902                                11223
                                                                        11148                                11480
'1996'                                                                  11410                                11773
                                                                        11373                                11744
                                                                        11724                                12150
                                                                        12089                                12515
'1997'                                                                  12437                                12854
                                                                        12556                                13002
                                                                        12714                                13200
                                                                        13079                                13605
'1998'                                                                  13122                                13687
Mar. 31|1999                                                            13147                                13809

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (11/4/93
                                                                                    through
                                                                                     3/31/99)    5.20%     4.25%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Maryland
                                                    Municipal Bond Fund from the
                                                    inception of the shareclass.
                                                    The Lehman Municipal Bond
                                                    Index is a broad-based,
                                                    unmanaged, total return
                                                    index composed of 8,000
                                                    investment-grade, long-term
                                                    maturity bonds. It is
                                                    unavailable for investment.
                                                    The performance of Primary
                                                    A, Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                        Investor A         Investor B         Investor C
                                                          Primary A    NAV      MOP      NAV     CDSC***     NAV     CDSC
Inception Date                                             9/20/94   11/4/93  11/4/93  10/21/93  10/21/93  11/3/94  11/3/94
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                          4.92%     4.71%   -0.30%    4.03%     0.03%     4.01%    3.01%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                     6.88%     6.67%    4.95%    6.03%     5.13%     6.17%    6.17%
5 YEARS                                                      --       6.85%    5.82%    6.23%     6.07%      --       --
SINCE INCEPTION                                             7.62%     5.20%    4.25%    4.17%     4.17%     8.23%    8.23%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations North Carolina
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations North Carolina Intermediate Municipal Bond Fund's
                                         performance for the 12-month period ended March 31, 1999,
                                         and its outlook for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of North Carolina municipal securities,
exempt from Federal and North            we aim to limit the Fund's exposure to any single credit or
Carolina state income taxes              market sector. In addition, we use a combination of
consistent with moderate                 investment strategies, including duration management
fluctuation of principal. The Fund       (managing the Fund's sensitivity to interest rates), market
invests in investment grade,             sector selection and individual credit reviews. We also seek
intermediate-term municipal              to limit the distribution of capital gains when appropriate.
securities.                              As an intermediate-term portfolio, the Fund maintains an
PERFORMANCE REVIEW                       average dollar-weighted maturity of between three and ten
For the 12-months ended March 31,        years and a duration between three and six years.
1999, Nations North Carolina             HOW DID THE FUND PERFORM DURING THE PERIOD?**
Intermediate Municipal Bond Fund         With a total return of 4.82%, the Fund (Investor A Shares)
Investor A Shares provided               outperformed its peer group, the Lipper Other States
shareholders with a total return         Intermediate Municipal Debt Funds Universe, which returned
of 4.82%.*                               4.69%, for the 12-month period ended March 31, 1999. The
                                         Fund benefited from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN NORTH
                                         CAROLINA?
                                         North Carolina has benefited from an increasingly diverse
                                         economy, a conservative debt policy and a continuing trend of sound financial management. This has earned the state the highest credit rating

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Other States Intermediate Municipal Debt Funds Universe invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations North Carolina
Intermediate Municipal Bond
Fund Municipal Fixed Income Management
     Team Commentary continued...

                                         from Moody's Investors Service, Inc., Standard & Poor's
                                         Corporation and Fitch IBCA, Inc. The annual rate of non-farm employment growth over the last five years has been 3.3%,
                                         meeting the national average over the same period. An
                                         increase in the general fund balance of 61.6% over fiscal
                                         1997 helps to offset a rising debt per capita of $387 that is still below the $505 national median.
                                         WHAT IS YOUR OUTLOOK FOR NORTH CAROLINA AND THE MUNICIPAL
                                         MARKET IN THE COMING YEAR?
                                         North Carolina recently agreed to settle several cases
                                         involving the taxation of retirement benefits of former
                                         state, federal and local employees. The $799 million
                                         settlement will have a negative impact on the state's budget over the next two years but should not constrain the state's financial flexibility. With the unemployment rate down to
                                         3.3%, North Carolina's labor market remains tight and this has not gone unnoticed by businesses seeking to enter the
                                         state. However, North Carolina is still an attractive
                                         relocation option as the state remains the banking center of the south and is home to several prestigious universities.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations North Carolina
Intermediate Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 1.5% Transportation
 3.9% State General Obligation
 4.3% Industrial Development Revenue/Pollution Control Revenue
 4.3% Electric
 5.6% Housing
 6.2% Water
 8.0% Education
13.0% Prerefunded
22.6% Hospital
28.9% General Obligation
 1.7% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  North Carolina State, GO, Series
                                                                                 1997A, 5.100% 03/01/06                2.0%
                                                                            -----------------------------------------------
                                                                              2  North Carolina, Medical Care
                                                                                 Commission, Health Care Facilities
                                                                                 Revenue, (Grace Hospital, Inc. -
                                                                                 Morganton Project) Series 1996,
                                                                                 (AMBAC Insured), 5.250% 10/01/16      1.9%
                                                                            -----------------------------------------------
                                                                              3  North Carolina, Housing Finance
                                                                                 Agency, Single-Family Housing
                                                                                 Revenue, (Home Ownership Project)
                                                                                 Series 1998A-1, AMT, 5.350%
                                                                                 01/01/17                              1.9%
                                                                            -----------------------------------------------
                                                                              4  North Carolina, Medical Care
                                                                                 Commission, Health Care Facilities
                                                                                 Revenue Refunding, (Novant Health,
                                                                                 Inc. Project) Series 1998A, (MBIA
                                                                                 Insured), 5.000% 10/01/07             1.9%
                                                                            -----------------------------------------------
                                                                              5  University of North Carolina,
                                                                                 University Utilities Systems
                                                                                 Revenue Refunding, Series 1993,
                                                                                 5.200% 08/01/06                       1.8%
                                                                            -----------------------------------------------
                                                                              6  Martin County, North Carolina,
                                                                                 Industrial Facilities and Pollution
                                                                                 Control Financing Authority,
                                                                                 Revenue, (Weyerhaeuser Company
                                                                                 Project) Series 1985, 8.500%
                                                                                 06/15/99                              1.8%
                                                                            -----------------------------------------------
                                                                              7  North Carolina, Medical Care
                                                                                 Commission, Health Care Facilities
                                                                                 Revenue, (Rex Hospital, Inc.
                                                                                 Project) Series 1993, Prerefunded
                                                                                 06/01/03 @ 102, 6.250% 06/01/17       1.6%
                                                                            -----------------------------------------------
                                                                              8  Charlotte, North Carolina, GO
                                                                                 Refunding, Series 1995, 5.000%
                                                                                 06/01/05                              1.5%
                                                                            -----------------------------------------------
                                                                              9  North Carolina, Medical Care
                                                                                 Commission, Health Care Facilities
                                                                                 Revenue Refunding, (Presbyterian
                                                                                 Health Care Services Project)
                                                                                 Series 1993, 5.500% 10/01/14          1.5%
                                                                            -----------------------------------------------
                                                                             10  North Carolina, Municipal Power
                                                                                 Agency Number 1, Revenue Refunding,
                                                                                 (Catawba Electric Project) Series
                                                                                 1992, (FGIC Insured), 5.200%
                                                                                 01/01/00                              1.4%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
North Carolina Intermediate

Municipal Bond Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                            NORTH|CAROLINA|INTERMEDIATE|MUNICIPAL|BOND|$13,675            INDEX|$14,889
                                            --------------------------------------------------     ----------------------------
Dec. 14|1992                                                      9675.00                                    10000.00
'1992'                                                            9703.00                                    10082.00
                                                                 10020.00                                    10405.00
                                                                 10314.00                                    10693.00
                                                                 10631.00                                    11003.00
'1993'                                                           10701.00                                    11136.00
                                                                 10265.00                                    10716.00
                                                                 10320.00                                    10829.00
                                                                 10368.00                                    10933.00
'1994'                                                           10243.00                                    10828.00
                                                                 10835.00                                    11397.00
                                                                 11090.00                                    11721.00
                                                                 11371.00                                    12055.00
'1995'                                                           11668.00                                    12359.00
                                                                 11570.00                                    12314.00
                                                                 11628.00                                    12369.00
                                                                 11847.00                                    12590.00
'1996'                                                           12094.00                                    12898.00
                                                                 12062.00                                    12884.00
                                                                 12395.00                                    13238.00
                                                                 12687.00                                    13592.00
'1997'                                                           12942.00                                    13888.00
                                                                 13048.00                                    14058.00
                                                                 13185.00                                    14221.00
                                                                 13530.00                                    14672.00
'1998'                                                           13609.00                                    14764.00
Mar. 31|1999                                                     13675.00                                    14889.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                            NORTH|CAROLINA|INTERMEDIATE|MUNICIPAL|BOND|$14,135            INDEX|$14,889
                                            --------------------------------------------------     ----------------------------
Dec. 14|1992                                                       10000                                      10000
'1992'                                                             10028                                      10082
                                                                   10357                                      10405
                                                                   10660                                      10693
                                                                   10988                                      11003
'1993'                                                             11060                                      11136
                                                                   10610                                      10716
                                                                   10666                                      10829
                                                                   10716                                      10933
'1994'                                                             10587                                      10828
                                                                   11199                                      11397
                                                                   11463                                      11721
                                                                   11753                                      12055
'1995'                                                             12060                                      12359
                                                                   11958                                      12314
                                                                   12018                                      12369
                                                                   12245                                      12590
'1996'                                                             12500                                      12898
                                                                   12468                                      12884
                                                                   12812                                      13238
                                                                   13113                                      13592
'1997'                                                             13376                                      13888
                                                                   13486                                      14058
                                                                   13628                                      14221
                                                                   13985                                      14672
'1998'                                                             14066                                      14764
Mar. 31|1999                                                       14135                                      14889

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (12/14/92
                                                                                    through
                                                                                     3/31/99)    5.66%     5.10%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations North
                                                    Carolina Intermediate
                                                    Municipal Bond Fund from the
                                                    inception of the shareclass.
                                                    The Lehman 7-Year Municipal
                                                    Bond Index is a broad-based,
                                                    unmanaged, total return
                                                    index composed of
                                                    investment-grade bonds with
                                                    maturities of 7 to 8 years.
                                                    It is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                       Investor A         Investor B         Investor C
                                                        Primary A    NAV       MOP      NAV    CDSC***     NAV       CDSC
Inception Date                                          12/11/92   12/14/92  12/14/92  6/7/93   6/7/93   12/16/92  12/16/92
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                        5.03%     4.82%     1.41%    4.20%    1.20%     4.18%     3.18%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                   5.94%     5.73%     4.57%    5.24%    4.94%     5.24%     5.24%
5 YEARS                                                   6.12%     5.91%     5.21%    5.49%    5.49%     5.48%     5.48%
SINCE INCEPTION                                           5.87%     5.66%     5.10%    4.81%    4.81%     5.21%     5.21%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations
North Carolina Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations North Carolina Municipal Bond Fund's performance for the 12-month period ended March 31, 1999, and its outlook
                                         for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of North Carolina municipal securities,
exempt from Federal and North            we aim to limit the Fund's exposure to any single credit or
Carolina state income taxes with         market sector. In addition, we use a combination of
the potential for principal              investment strategies, including duration management
fluctuation associated with              (managing the Fund's sensitivity to interest rates), market
investments in long-term municipal       sector selection and individual credit reviews. We also seek
securities. The Fund invests in          to limit the distribution of capital gains when appropriate.
investment grade, long-term              As a long-term portfolio, the Fund maintains an average
municipal securities.                    dollar-weighted maturity of greater than eight and one-half
PERFORMANCE REVIEW                       years and a duration between six and nine years.
For the 12-month period ended            HOW DID THE FUND PERFORM DURING THE PERIOD?**
March 31, 1999, Nations North            With a total return of 5.20%, the Fund (Investor A Shares)
Carolina Municipal Bond Fund             outperformed its peer group, the Lipper North Carolina
Investor A Shares provided               Municipal Debt Funds Universe, which returned 5.00%, for the
shareholders with a total return         12-month period ended March 31, 1999. The Fund benefited
of 5.20%.*                               from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN NORTH
                                         CAROLINA?
                                         North Carolina has benefited from an increasingly diverse
                                         economy, a conservative debt policy and a continuing trend of sound financial management. This has earned the state the highest possible credit

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper North Carolina Municipal Debt Funds Universe limit their assets to those securities that are exempt from taxation in North Carolina.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
North Carolina Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary continued...

                                         ratings from Moody's Investors Service, Inc., Standard &
                                         Poor's Corporation and Fitch IBCA, Inc. The annual rate of non-farm employment growth over the last five years has been
                                         3.3%, meeting the national average over the same period. An increase in the general fund balance of 61.6% over fiscal
                                         1997 helps to offset a rising debt per capita of $387 that is still below the $505 national median.
                                         WHAT IS YOUR OUTLOOK FOR NORTH CAROLINA AND THE MUNICIPAL
                                         MARKET IN THE COMING YEAR?
                                         North Carolina recently agreed to settle several cases
                                         involving the taxation of retirement benefits of former
                                         state, federal and local employees. The $799 million
                                         settlement will have a negative impact on the state's budget over the next two years but should not constrain the state's financial flexibility. With the unemployment rate down to
                                         3.3%, North Carolina's labor market remains tight and this has not gone unnoticed by businesses seeking to enter the
                                         state. However, North Carolina is still an attractive
                                         relocation option as the state remains the banking center of the south and is home to several prestigious universities.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
North Carolina Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.6% State Obligation
 2.7% Electric
 3.6% Education
 6.7% Water
 8.1% Prerefunded
10.2% Housing
15.8% General Obligation
17.8% Industrial Development Revenue/ Pollution Control Revenue
25.0% Hospital
 7.5% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Mecklenburg County, North Carolina,
                                                                                 Industrial Facilities and Pollution
                                                                                 Control Finance Authority, Revenue
                                                                                 Refunding, (Fluor Corporation
                                                                                 Project) Series 1993, 5.250%
                                                                                 12/01/09                              4.9%
                                                                            -----------------------------------------------
                                                                              2  Martin County, North Carolina,
                                                                                 Industrial Facilities and Pollution
                                                                                 Control Financing Authority, Solid
                                                                                 Waste Disposal Revenue,
                                                                                 (Weyerhaeuser Company Project)
                                                                                 Series 1993, AMT, 5.650% 12/01/23     4.8%
                                                                            -----------------------------------------------
                                                                              3  Charlotte-Mecklenburg Hospital
                                                                                 Authority, Revenue, (Carolinas
                                                                                 Healthcare System Project) Series
                                                                                 1997A, 5.125% 01/15/22                4.7%
                                                                            -----------------------------------------------
                                                                              4  Charlotte-Mecklenburg Hospital
                                                                                 Authority, Revenue, (Carolinas
                                                                                 Healthcare System Project) Series
                                                                                 1997A, 6.000% 01/15/09                4.3%
                                                                            -----------------------------------------------
                                                                              5  Onslow County, North Carolina,
                                                                                 Combined Enterprise Systems,
                                                                                 Revenue, Series 1994, (MBIA
                                                                                 Insured), 5.875% 06/01/09             3.9%
                                                                            -----------------------------------------------
                                                                              6  University of North Carolina,
                                                                                 Chapel Hill, University Revenue
                                                                                 Refunding, Series 1996, 5.000%
                                                                                 02/15/29                              3.5%
                                                                            -----------------------------------------------
                                                                              7  Greensboro, North Carolina, Special
                                                                                 Obligation Revenue, Series 1997,
                                                                                 5.200% 06/01/11                       3.4%
                                                                            -----------------------------------------------
                                                                              8  North Carolina, Housing Finance
                                                                                 Agency, Revenue, (Home Ownership
                                                                                 Project) Series 1998A-2, AMT,
                                                                                 5.200% 01/01/20                       2.9%
                                                                            -----------------------------------------------
                                                                              9  North Carolina, Medical Care
                                                                                 Commission, Health Care Facilities
                                                                                 Revenue, (Gaston Memorial Hospital
                                                                                 Project) Series 1995, (AMBAC-TCRS
                                                                                 Insured), 5.250% 02/15/07             2.9%
                                                                            -----------------------------------------------
                                                                             10  Mecklenburg County, North Carolina,
                                                                                 GO Refunding, Series 1993, 6.000%
                                                                                 04/01/11                              2.7%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

North Carolina Municipal Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                         NORTH|CAROLINA|MUNICIPAL|BOND|$12,520            INDEX|$13,809
                                                         -------------------------------------        ---------------------
Nov. 1|1993                                                             9525.00                              10000.00
'1993'                                                                  9673.00                              10121.00
                                                                        8919.00                               9565.00
                                                                        8931.00                               9671.00
                                                                        8923.00                               9737.00
'1994'                                                                  8781.00                               9598.00
                                                                        9518.00                              10277.00
                                                                        9737.00                              10524.00
                                                                        9980.00                              10826.00
'1995'                                                                 10550.00                              11273.00
                                                                       10282.00                              11138.00
                                                                       10328.00                              11223.00
                                                                       10575.00                              11480.00
'1996'                                                                 10814.00                              11773.00
                                                                       10758.00                              11744.00
                                                                       11114.00                              12150.00
                                                                       11461.00                              12515.00
'1997'                                                                 11771.00                              12854.00
                                                                       11903.00                              13002.00
                                                                       12072.00                              13200.00
                                                                       12424.00                              13605.00
'1998'                                                                 12473.00                              13687.00
Mar. 31|1999                                                           12520.00                              13809.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                          NORTH|CAROLINA|MUNCIPAL|BOND|$13,145            INDEX|$13,809
                                                          ------------------------------------        ---------------------
Nov. 1|1993                                                               10000                               10000
'1993'                                                                    10155                               10121
                                                                           9364                                9565
                                                                           9375                                9671
                                                                           9365                                9737
'1994'                                                                     9219                                9598
                                                                           9993                               10277
                                                                          10223                               10524
                                                                          10477                               10826
'1995'                                                                    11076                               11273
                                                                          10794                               11138
                                                                          10843                               11223
                                                                          11102                               11480
'1996'                                                                    11353                               11773
                                                                          11294                               11744
                                                                          11668                               12150
                                                                          12033                               12515
'1997'                                                                    12358                               12854
                                                                          12486                               13002
                                                                          12674                               13200
                                                                          13044                               13605
'1998'                                                                    13095                               13687
Mar. 31|1999                                                              13145                               13809

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (11/1/93
                                                                                     through
                                                                                     3/31/99)    5.18%     4.23%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations North
                                                    Carolina Municipal Bond Fund
                                                    from the inception of the
                                                    shareclass. The Lehman
                                                    Municipal Bond Index is a
                                                    broad-based, unmanaged,
                                                    total return index composed
                                                    of 8,000 investment-grade,
                                                    long-term maturity bonds. It
                                                    is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                        Investor A         Investor B         Investor C
                                                          Primary A    NAV      MOP      NAV     CDSC***     NAV     CDSC
Inception Date                                             1/11/94   11/1/93  11/1/93  10/21/93  10/21/93  11/3/94  11/3/94
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                          5.39%     5.20%    0.19%    4.53%     0.53%     4.50%    3.50%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                     6.99%     6.78%    5.08%    6.14%     5.25%     6.26%    6.26%
5 YEARS                                                     7.23%     7.02%    5.97%    6.40%     6.24%      --       --
SINCE INCEPTION                                             5.21%     5.18%    4.23%    4.50%     4.50%     8.60%    8.60%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations South Carolina
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations South Carolina Intermediate Municipal Bond Fund's
                                         performance for the 12-month period ended March 31, 1999,
                                         and its outlook for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of South Carolina municipal securities,
exempt from Federal and South            we aim to limit the Fund's exposure to any single credit or
Carolina state income taxes              market sector. In addition, we use a combination of
consistent with moderate                 investment strategies, including duration management
fluctuation of principal. The Fund       (managing the Fund's sensitivity to interest rates), market
invests in investment grade,             sector selection and individual credit reviews. We also seek
intermediate-term municipal              to limit the distribution of capital gains when appropriate.
securities.                              As an intermediate-term portfolio, the Fund maintains an
PERFORMANCE REVIEW                       average dollar-weighted maturity of between three and ten
For the 12-month period ended            years and a duration between three and six years.
March 31, 1999, Nations South            HOW DID THE FUND PERFORM DURING THE PERIOD?**
Carolina Intermediate Municipal          With a total return of 5.01%, the Fund (Investor A Shares)
Bond Fund Investor A Shares              outperformed its peer group, the Lipper Other States
provided shareholders with a total       Intermediate Municipal Debt Funds Universe, which returned
return of 5.01%.*                        4.69%, for the 12-month period ended March 31, 1999. The
                                         Fund benefited from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN SOUTH
                                         CAROLINA?
                                         South Carolina has benefited from a very low debt burden,
                                         rising income levels and an increasingly diverse economy.
                                         This has led to

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Other States Intermediate Municipal Debt Funds Universe invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations South Carolina
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary continued...

                                         South Carolina receiving the highest credit rating from
                                         Moody's Investors Service, Inc., Standard & Poor's
                                         Corporation and Fitch IBCA, Inc. In 1998, South Carolina was
                                         ranked the third fastest growing state when ranked by growth in personal income. Income levels have been bolstered by a tight labor market where 70,000 new jobs were created in
                                         1998, bringing the unemployment rate down to 3.5%. South
                                         Carolina's net tax supported debt stands at roughly $1.2
                                         billion, or $323 per capita, with the median for all states at $505. General fund revenue collections increased by 5.7%, exceeding expenditures for the first time since 1995. The
                                         expansion of manufacturing, specifically autos and related parts, improved South Carolina's low but rising income
                                         levels and provided a much needed infusion of new jobs.

                                         WHAT IS YOUR OUTLOOK FOR SOUTH CAROLINA AND THE MUNICIPAL
                                         MARKET IN THE COMING YEAR?
                                         As production in South Carolina's textile industry declines due to low cost products from overseas, growth in tourism
                                         and service related jobs has helped to fill the void left by a contracting textile industry. However, more than most
                                         states, South Carolina is still tied to the cyclical nature of the broader United States economy.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations South Carolina
Intermediate Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 1.4% State General Obligation
 1.6% Education
 3.2% Prerefunded
 3.7% Transportation
 4.9% Housing
11.4% Industrial Development Revenue/ Pollution Control Revenue
14.7% Electric
18.4% Water
18.8% Hospital
20.0% General Obligation
 1.9% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Piedmont Municipal Power Agency,
                                                                                 South Carolina, Electric Revenue
                                                                                 Refunding, Series 1996B, (MBIA
                                                                                 Insured), 5.250% 01/01/09             3.5%
                                                                            -----------------------------------------------
                                                                              2  South Carolina, Jobs Economic
                                                                                 Development Authority, Hospital
                                                                                 Facilities Revenue, (South Carolina
                                                                                 Baptist Hospital Project) Series
                                                                                 1993, (AMBAC Insured), 5.450%
                                                                                 08/01/15                              2.5%
                                                                            -----------------------------------------------
                                                                              3  Columbia, South Carolina,
                                                                                 Waterworks and Sewer System,
                                                                                 Revenue Refunding, Series 1993,
                                                                                 5.500% 02/01/09                       2.4%
                                                                            -----------------------------------------------
                                                                              4  South Carolina State, GO Capital
                                                                                 Improvement, Series 1996A, 3.500%
                                                                                 07/01/06                              2.2%
                                                                            -----------------------------------------------
                                                                              5  Charleston, South Carolina,
                                                                                 Waterworks and Sewer Capital
                                                                                 Improvement Revenue Refunding,
                                                                                 Series 1998, 5.250% 01/01/08          2.0%
                                                                            -----------------------------------------------
                                                                              6  South Carolina State, Housing
                                                                                 Finance and Development Authority,
                                                                                 Multi-Family Housing Revenue,
                                                                                 (United Dominion Realty Trust
                                                                                 Project) Series 1994, AMT,
                                                                                 Mandatory Put 05/01/04 @ 100,
                                                                                 6.500% 05/01/24                       1.9%
                                                                            -----------------------------------------------
                                                                              7  South Carolina, Transportation
                                                                                 Infrastructure Revenue, Series
                                                                                 1998A, (MBIA Insured), 5.000%
                                                                                 10/01/12                              1.9%
                                                                            -----------------------------------------------
                                                                              8  Lexington County, South Carolina,
                                                                                 Health Services District, Revenue
                                                                                 Refunding, Series 1997, (FSA
                                                                                 Insured), 5.125% 11/01/21             1.8%
                                                                            -----------------------------------------------
                                                                              9  South Carolina, State Housing
                                                                                 Finance and Development Authority,
                                                                                 Revenue Refunding, Series 1992A,
                                                                                 (FNMA/FHA COLL), 6.800% 11/15/11      1.8%
                                                                            -----------------------------------------------
                                                                             10  Medical University of South
                                                                                 Carolina, Hospital Facilities,
                                                                                 Revenue Refunding, Series 1990A,
                                                                                 7.000% 07/01/02                       1.8%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

South Carolina Intermediate
Municipal Bond Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                            SOUTH|CAROLINA|INTERMEDIATE|MUNICIPAL|BOND|$14,504            INDEX|$15,829
                                            --------------------------------------------------     ----------------------------
'May 5|1992'                                                      9675.00                                    10000.00
'1992'                                                            9882.00                                    10264.00
                                                                 10097.00                                    10545.00
                                                                 10252.00                                    10718.00
'1993'                                                           10579.00                                    11061.00
                                                                 10841.00                                    11368.00
                                                                 11148.00                                    11697.00
                                                                 11262.00                                    11839.00
'1994'                                                           10865.00                                    11392.00
                                                                 10931.00                                    11512.00
                                                                 11005.00                                    11623.00
                                                                 10912.00                                    11511.00
'1995'                                                           11477.00                                    12116.00
                                                                 11758.00                                    12461.00
                                                                 12020.00                                    12816.00
                                                                 12378.00                                    13139.00
'1996'                                                           12277.00                                    13091.00
                                                                 12328.00                                    13149.00
                                                                 12577.00                                    13384.00
                                                                 12844.00                                    13712.00
'1997'                                                           12830.00                                    13697.00
                                                                 13149.00                                    14074.00
                                                                 13412.00                                    14450.00
                                                                 13693.00                                    14765.00
'1998'                                                           13812.00                                    14945.00
                                                                 13986.00                                    15118.00
                                                                 14342.00                                    15597.00
                                                                 14421.00                                    15696.00
Mar. 31|1999                                                     14504.00                                    15829.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                            SOUTH|CAROLINA|INTERMEDIATE|MUNICIPAL|BOND|$14,991            INDEX|$15,829
                                            --------------------------------------------------     ----------------------------
'May 5|1992'                                                     10000.00                                    10000.00
'1992'                                                           10214.00                                    10264.00
                                                                 10437.00                                    10545.00
                                                                 10596.00                                    10718.00
'1993'                                                           10934.00                                    11061.00
                                                                 11206.00                                    11368.00
                                                                 11523.00                                    11697.00
                                                                 11640.00                                    11839.00
'1994'                                                           11233.00                                    11392.00
                                                                 11298.00                                    11512.00
                                                                 11376.00                                    11623.00
                                                                 11278.00                                    11511.00
'1995'                                                           11862.00                                    12116.00
                                                                 12153.00                                    12461.00
                                                                 12424.00                                    12816.00
                                                                 12794.00                                    13139.00
'1996'                                                           12689.00                                    13091.00
                                                                 12740.00                                    13149.00
                                                                 13000.00                                    13384.00
                                                                 13275.00                                    13712.00
'1997'                                                           13261.00                                    13697.00
                                                                 13591.00                                    14074.00
                                                                 13863.00                                    14450.00
                                                                 14153.00                                    14765.00
'1998'                                                           14276.00                                    14945.00
                                                                 14456.00                                    15118.00
                                                                 14824.00                                    15597.00
                                                                 14906.00                                    15696.00
Mar. 31|1999                                                     14991.00                                    15829.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (5/5/92
                                                                                     through
                                                                                     3/31/99)    6.04%     5.53%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations South
                                                    Carolina Intermediate
                                                    Municipal Bond Fund from the
                                                    inception of the shareclass.
                                                    The Lehman 7-Year Municipal
                                                    Bond Index is a broad-based,
                                                    unmanaged, total return
                                                    index composed of
                                                    investment-grade bonds with
                                                    maturities of 7 to 8 years.
                                                    It is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                     Investor A          Investor B            Investor C
                                                     Primary A     NAV       MOP       NAV      CDSC***      NAV       CDSC
Inception Date                                        1/6/92      5/5/92    5/5/92    6/8/93    6/8/93     6/17/92    6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                     5.22%      5.01%     1.62%     4.39%     1.39%       4.36%      3.36%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                5.93%      5.72%     4.57%     5.23%     4.92%       5.22%      5.22%
5 YEARS                                                6.15%      5.94%     5.25%     5.52%     5.52%       5.52%      5.52%
SINCE INCEPTION                                        6.15%      6.04%     5.53%     4.91%     4.91%       5.44%      5.44%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations
South Carolina Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations South Carolina Municipal Bond Fund's performance for the 12-month period ended March 31, 1999, and its outlook
                                         for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of South Carolina municipal securities,
exempt from Federal and South            we aim to limit the Fund's exposure to any single credit or
Carolina state income taxes with         market sector. In addition, we use a combination of
the potential for principal              investment strategies, including duration management
fluctuation associated with              (managing the Fund's sensitivity to interest rates), market
investments in long-term municipal       sector selection and individual credit reviews. We also seek
securities. The Fund invests in          to limit the distribution of capital gains when appropriate.
investment grade, long-term              As a long-term portfolio, the Fund maintains an average
municipal securities.                    dollar-weighted maturity of greater than eight and one-half
PERFORMANCE REVIEW                       years and a duration between six and nine years.
For the 12-month period ended            HOW DID THE FUND PERFORM DURING THE PERIOD?**
March 31, 1999, Nations South            With a total return of 4.92%, the Fund (Investor A Shares)
Carolina Municipal Bond Fund             outperformed its peer group, the Lipper South Carolina
Investor A Shares provided               Municipal Debt Funds Universe, which returned 4.71%, for the
shareholders with a total return         12-month period ended March 31, 1999. The Fund benefited
of 4.92%.*                               from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN SOUTH
                                         CAROLINA?
                                         South Carolina has benefited from a very low debt burden,
                                         rising income levels and an increasingly diverse economy.
                                         This has led to South Carolina receiving the highest credit rating from Moody's Investors Service, Inc., Standard &
                                         Poor's Corporation and Fitch

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper South Carolina Municipal Debt Funds Universe limit their assets to those securities that are exempt from taxation in South Carolina.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
South Carolina Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary continued...

                                         IBCA, Inc. In 1998, South Carolina was ranked the third
                                         fastest growing state when ranked by growth in personal
                                         income. Income levels have been bolstered by a tight labor market where 70,000 new jobs were created in 1998, bringing the unemployment rate down to 3.5%. South Carolina's net tax supported debt stands at roughly $1.2 billion, or $323 per capita, with the median for all states at $505. General fund revenue collections increased by 5.7%, exceeding
                                         expenditures for the first time since 1995. The expansion of manufacturing, specifically autos and related parts,
                                         improved South Carolina's low but rising income levels and provided a much needed infusion of new jobs.

                                         WHAT IS YOUR OUTLOOK FOR SOUTH CAROLINA AND THE MUNICIPAL
                                         MARKET IN THE COMING YEAR?
                                         As production in South Carolina's textile industry declines due to low cost products from overseas, growth in tourism
                                         and service related jobs has helped to fill the void left by a contracting textile industry. However, more than most
                                         states, South Carolina is still tied to the cyclical nature of the broader United States economy.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
South Carolina Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.9% Housing
 3.0% Cash
 4.2% Education
 6.5% Water
 6.6% Prerefunded
 7.4% Transportation
10.5% Hospital
13.4% Electric
16.8% General Obligation
26.7% Industrial Development Revenue/Pollution Control Revenue
 2.0% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Columbia, South Carolina,
                                                                                 Waterworks and Sewer System,
                                                                                 Revenue Refunding, Series 1993,
                                                                                 5.500% 02/01/09                       4.4%
                                                                            -----------------------------------------------
                                                                              2  Chester County, South Carolina,
                                                                                 IDR, Refunding, (Springs Industries
                                                                                 Inc. Project) Series 1992, 7.350%
                                                                                 02/01/14                              4.3%
                                                                            -----------------------------------------------
                                                                              3  Lexington County, South Carolina,
                                                                                 Health Service District, Revenue
                                                                                 Refunding, (Health Service District
                                                                                 and Lexmed, Inc.) Series 1997, (FSA
                                                                                 Insured), 5.500% 11/01/06             4.3%
                                                                            -----------------------------------------------
                                                                              4  Piedmont Municipal Power Agency,
                                                                                 South Carolina, Electric Revenue
                                                                                 Refunding, Series 1996B, (MBIA
                                                                                 Insured), 5.250% 01/01/09             4.3%
                                                                            -----------------------------------------------
                                                                              5  South Carolina, Educational
                                                                                 Facilities for NonProfit
                                                                                 Institutions, Revenue, (Furman
                                                                                 University Project) Series 1996A,
                                                                                 (MBIA Insured), 5.500% 10/01/26       4.2%
                                                                            -----------------------------------------------
                                                                              6  South Carolina State, Public
                                                                                 Service Authority, Revenue
                                                                                 Refunding, Series 1993C,
                                                                                 (AMBAC-TCRS Insured), 5.125%
                                                                                 01/01/32                              4.0%
                                                                            -----------------------------------------------
                                                                              7  South Carolina, Transportation
                                                                                 Infrastructure Revenue, Series
                                                                                 1998A, (MBIA Insured), 4.500%
                                                                                 10/01/17                              3.8%
                                                                            -----------------------------------------------
                                                                              8  York County, South Carolina, PCR
                                                                                 Refunding, (Bowater Inc. Project)
                                                                                 Series 1991B, 6.850% 04/01/01         3.8%
                                                                            -----------------------------------------------
                                                                              9  Richland County, South Carolina,
                                                                                 School District Number 1, GO,
                                                                                 Series 1996, (SCSDE), 4.625%
                                                                                 03/01/22                              3.8%
                                                                            -----------------------------------------------
                                                                             10  Berkeley County, South Carolina,
                                                                                 PCR, (South Carolina Electric and
                                                                                 Gas Company Project) Series 1984,
                                                                                 6.500% 10/01/14                       3.3%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

South Carolina Municipal Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                         SOUTH|CAROLINA|MUNICIPAL|BOND|$12,943            INDEX|$13,809
                                                         -------------------------------------        ---------------------
Nov. 8|1993                                                             9525.00                              10000.00
'1993'                                                                  9753.00                              10121.00
                                                                        9199.00                               9565.00
                                                                        9241.00                               9671.00
                                                                        9244.00                               9737.00
'1994'                                                                  9144.00                               9598.00
                                                                        9863.00                              10277.00
                                                                       10109.00                              10524.00
                                                                       10390.00                              10826.00
'1995'                                                                 10918.00                              11273.00
                                                                       10688.00                              11138.00
                                                                       10773.00                              11223.00
                                                                       11029.00                              11480.00
'1996'                                                                 11274.00                              11773.00
                                                                       11234.00                              11744.00
                                                                       11598.00                              12150.00
                                                                       11897.00                              12515.00
'1997'                                                                 12224.00                              12854.00
                                                                       12336.00                              13002.00
                                                                       12537.00                              13200.00
                                                                       12885.00                              13605.00
'1998'                                                                 12867.00                              13687.00
Mar. 31|1999                                                           12943.00                              13809.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                         SOUTH|CAROLINA|MUNICIPAL|BOND|$13,588            INDEX|$13,809
                                                         -------------------------------------        ---------------------
Nov. 8|1993                                                            10000.00                              10000.00
'1993'                                                                 10239.00                              10121.00
                                                                        9657.00                               9565.00
                                                                        9702.00                               9671.00
                                                                        9705.00                               9737.00
'1994'                                                                  9600.00                               9598.00
                                                                       10355.00                              10277.00
                                                                       10613.00                              10524.00
                                                                       10908.00                              10826.00
'1995'                                                                 11463.00                              11273.00
                                                                       11221.00                              11138.00
                                                                       11310.00                              11223.00
                                                                       11579.00                              11480.00
'1996'                                                                 11637.00                              11773.00
                                                                       11794.00                              11744.00
                                                                       12176.00                              12150.00
                                                                       12490.00                              12515.00
'1997'                                                                 12834.00                              12854.00
                                                                       12951.00                              13002.00
                                                                       13162.00                              13200.00
                                                                       13528.00                              13605.00
'1998'                                                                 13509.00                              13687.00
Mar. 31|1999                                                           13588.00                              13809.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (11/8/93
                                                                                     through
                                                                                     3/31/99)    5.85%     4.90%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations South
                                                    Carolina Municipal Bond Fund
                                                    from the inception of the
                                                    shareclass. The Lehman
                                                    Municipal Bond Index is a
                                                    broad-based, unmanaged,
                                                    total return index composed
                                                    of 8,000 investment-grade,
                                                    long-term maturity bonds. It
                                                    is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN(AS OF 3/31/99)

                                                                       Investor A         Investor B         Investor C
                                                         Primary A    NAV      MOP      NAV     CDSC***     NAV     CDSC
Inception Date                                           12/27/93   11/8/93  11/8/93  10/21/93  10/21/93  11/3/94  11/3/94
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                         5.13%     4.92%   -0.04%    4.25%     0.25%     4.23%    3.23%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                    6.81%     6.59%    4.87%    5.95%     5.06%     6.08%    6.08%
5 YEARS                                                    7.28%     7.07%    6.02%    6.45%     6.29%      --       --
SINCE INCEPTION                                            5.77%     5.85%    4.90%    4.96%     4.96%     8.39%    8.39%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations Tennessee
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Tennessee Intermediate Municipal Bond Fund's
                                         performance for the 12-month period ended March 31, 1999,
                                         and its outlook for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Tennessee municipal securities, we
exempt from Federal income tax and       aim to limit the Fund's exposure to any single credit or
the Tennessee Hall Income Tax on         market sector. In addition, we use a combination of
unearned income consistent with          investment strategies, including duration management
moderate fluctuation of principal.       (managing the Fund's sensitivity to interest rates), market
The Fund invests in investment           sector selection and individual credit reviews. We also seek
grade, intermediate-term municipal       to limit the distribution of capital gains when appropriate.
securities.                              As an intermediate-term portfolio, the Fund maintains an
PERFORMANCE REVIEW                       average dollar-weighted maturity of between three and ten
For the 12-month period ended            years and a duration between three and six years.
March 31, 1999, Nations Tennessee        HOW DID THE FUND PERFORM DURING THE PERIOD?**
Intermediate Municipal Bond Fund         With a total return of 4.97%, the Fund (Investor A Shares)
Investor A Shares provided               outperformed its peer group, the Lipper Other States
shareholders with a total return         Intermediate Municipal Debt Funds Universe, which returned
of 4.97%.*                               4.69%, for the 12-month period ended March 31, 1999. The
                                         Fund benefited from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN TENNESSEE?
                                         Tennessee's very low debt burden, use of pay-as-you-go
                                         financing and conservative financial policies all combined to give the state an 'Aaa' rating from Moody's Investors
                                         Service, Inc., an 'AAA' from

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Other States Intermediate Municipal Debt Funds Universe invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations Tennessee
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary continued...

                                         Standard & Poor's Corporation and an 'AAA' from Fitch IBCA,
                                         Inc. Tennessee's conservative policies have resulted in a
                                         very low debt per capita of $203 versus the national median of $505. Growth in the services industry, which helped to
                                         offset losses in the textile industry, has slowed to 1.5%
                                         after gaining nearly 5% in 1997.
                                         WHAT IS YOUR OUTLOOK FOR TENNESSEE AND THE MUNICIPAL MARKET
                                         IN THE COMING YEAR?
                                         As with other southeastern states, Tennessee's growth has
                                         been restrained by a shortage of qualified workers and the contraction of the textile industry. This has resulted in
                                         growth numbers that are less than half the national rate.
                                         Despite the decline in growth, Tennessee still managed to
                                         grow tax collections for fiscal 1998 by 6%. In 1999, 10% of the annual growth in state tax revenues will be allocated to the state's undesignated reserve account. Despite a slowdown in economic growth, Tennessee remains attractive as a
                                         pro-business state with a low cost of living, affordable
                                         housing and conservative financial management.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations Tennessee
Intermediate Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]


 1.9% Resource Recovery
 2.7% Education
 4.0% State General Obligation
 4.0% Cash
 5.4% Electric
 7.4% Water
 9.9% Housing
12.0% Industrial Development Revenue/Pollution Control Revenue
17.8% Hospital
33.9% General Obligation
 1.0% Other


                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Dickson County, Tennessee, GO,
                                                                                 Series 1997, (FGIC Insured), 5.00%    4.8%
                                                                            -----------------------------------------------
                                                                              2  Maury County, Tennessee, Industrial
                                                                                 Development Board, Multi-Modal PCR
                                                                                 Refunding, (General Motors
                                                                                 Corporation - Saturn Corporation
                                                                                 Project) Series 1994, 6.50%
                                                                                 09/01/24                              4.5%
                                                                            -----------------------------------------------
                                                                              3  McMinn County, Tennessee,
                                                                                 Industrial Development Board, PCR
                                                                                 Refunding, (Bowater Inc. Project)
                                                                                 Series 1991, 6.85% 04/01/01           3.4%
                                                                            -----------------------------------------------
                                                                              4  Rutherford County, Tennessee,
                                                                                 Public Improvement GO, Series 1996,
                                                                                 6.00% 04/01/06                        3.3%
                                                                            -----------------------------------------------
                                                                              5  Chattanooga-Hamilton County,
                                                                                 Tennessee, Hospital Authority
                                                                                 Revenue Refunding, (Erlanger
                                                                                 Medical Center Project) Series
                                                                                 1993, (FSA Insured), 5.38% 10/01/04   3.3%
                                                                            -----------------------------------------------
                                                                              6  Hamilton County, Tennessee, GO,
                                                                                 Series 1994, 5.00% 07/01/01           3.3%
                                                                            -----------------------------------------------
                                                                              7  Williamson County, Tennessee, GO
                                                                                 Refunding, Series 1998, 5.25%
                                                                                 09/01/10                              3.2%
                                                                            -----------------------------------------------
                                                                              8  Memphis, Tennessee, Water Division,
                                                                                 Revenue Refunding, Series 1998,
                                                                                 5.25% 01/01/12                        3.1%
                                                                            -----------------------------------------------
                                                                              9  Knox County, Tennessee, Health
                                                                                 Educational and Housing Facilities
                                                                                 Board, Hospital Facilities
                                                                                 Improvement Revenue Refunding,
                                                                                 (Baptist Health System of East
                                                                                 Tennessee, Inc. Project) Series
                                                                                 1996, (CONNIE LEE Insured), 5.50%
                                                                                 04/15/11                              3.1%
                                                                            -----------------------------------------------
                                                                             10  Memphis, Tennessee, Water Division,
                                                                                 Revenue Refunding, Series 1992,
                                                                                 5.90% 01/01/04                        3.0%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

Tennessee Intermediate Municipal
Bond Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                 TENNESSEE|INTERMEDIATE|MUNICIPAL|BOND|$13,147            INDEX|$14,310
                                                 ---------------------------------------------     ----------------------------
Apr. 2|1993                                                         9675.00                                  10000.00
                                                                    9900.00                                  10277.00
                                                                   10205.00                                  10575.00
'1993'                                                             10326.00                                  10703.00
                                                                    9889.00                                  10299.00
                                                                    9956.00                                  10408.00
                                                                    9998.00                                  10508.00
'1994'                                                              9846.00                                  10407.00
                                                                   10413.00                                  10954.00
                                                                   10657.00                                  11265.00
                                                                   10892.00                                  11586.00
'1995'                                                             11218.00                                  11878.00
                                                                   11141.00                                  11835.00
                                                                   11194.00                                  11888.00
                                                                   11386.00                                  12100.00
'1996'                                                             11636.00                                  12397.00
                                                                   11623.00                                  12383.00
                                                                   11914.00                                  12724.00
                                                                   12172.00                                  13063.00
'1997'                                                             12416.00                                  13348.00
                                                                   12526.00                                  13511.00
                                                                   12663.00                                  13668.00
                                                                   12997.00                                  14101.00
'1998'                                                             13061.00                                  14190.00
Mar. 31|1999                                                       13147.00                                  14310.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                 TENNESSEE|INTERMEDIATE|MUNICIPAL|BOND|$13,589            INDEX|$14,310
                                                 ---------------------------------------------     ----------------------------
Apr. 2|1993                                                        10000.00                                  10000.00
                                                                   10233.00                                  10277.00
                                                                   10548.00                                  10575.00
'1993'                                                             10673.00                                  10703.00
                                                                   10221.00                                  10299.00
                                                                   10291.00                                  10408.00
                                                                   10334.00                                  10508.00
'1994'                                                             10177.00                                  10407.00
                                                                   10763.00                                  10954.00
                                                                   11015.00                                  11265.00
                                                                   11258.00                                  11586.00
'1995'                                                             11595.00                                  11878.00
                                                                   11515.00                                  11835.00
                                                                   11570.00                                  11888.00
                                                                   11768.00                                  12100.00
'1996'                                                             12027.00                                  12397.00
                                                                   12014.00                                  12383.00
                                                                   12314.00                                  12724.00
                                                                   12581.00                                  13063.00
'1997'                                                             12833.00                                  13348.00
                                                                   12947.00                                  13511.00
                                                                   13088.00                                  13668.00
                                                                   13434.00                                  14101.00
'1998'                                                             13600.00                                  14190.00
Mar. 31|1999                                                       13589.00                                  14310.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (4/2/93
                                                                                     through
                                                                                     3/31/99)    5.25%     4.66%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Tennessee
                                                    Intermediate Municipal Bond
                                                    Fund from the inception of
                                                    the shareclass. The Lehman
                                                    7-Year Municipal Bond Index
                                                    is a broad-based, unmanaged,
                                                    total return index composed
                                                    of investment-grade bonds
                                                    with maturities of 7 to 8
                                                    years. It is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                        Investor A         Investor B          Investor C
                                                          Primary A    NAV      MOP       NAV     CDSC***     NAV      CDSC
Inception Date                                             4/13/93    4/2/93   4/2/93   6/10/93   6/10/93   11/3/94   11/3/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                          5.18%     4.97%    1.55%     4.34%    1.34%      4.28%     3.28%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                     5.89%     5.68%    4.52%     5.19%    4.89%      5.21%     5.21%
5 YEARS                                                     6.07%     5.86%    5.16%     5.44%    5.44%       --        --
SINCE INCEPTION                                             5.36%     5.25%    4.66%     4.80%    4.80%      6.64%     6.64%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations
Tennessee Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Tennessee Municipal Bond Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Tennessee municipal securities, we
exempt from Federal income tax and       aim to limit the Fund's exposure to any single credit or
the Tennessee Hall Income Tax on         market sector. In addition, we use a combination of
unearned income with the potential       investment strategies, including duration management
for principal fluctuation                (managing the Fund's sensitivity to interest rates), market
associated with investments in           sector selection and individual credit reviews. We also seek
long-term municipal securities.          to limit the distribution of capital gains when appropriate.
The Fund invests in investment           As a long-term portfolio, the Fund maintains an average
grade, long-term municipal               dollar-weighted maturity of greater than eight and one-half
securities.                              years and a duration between six and nine years.
PERFORMANCE REVIEW                       HOW DID THE FUND PERFORM DURING THE PERIOD?**
For the 12-month period ended            With a total return of 5.32%, the Fund (Investor A Shares)
March 31, 1999, Nations Tennessee        outperformed its peer group, the Lipper Tennessee Municipal
Municipal Bond Fund Investor A           Debt Funds Universe, which returned 5.07%, for the 12-month
Shares provided shareholders with        period ended March 31, 1999. The Fund benefited from an
a total return of 5.32%.*                overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN TENNESSEE?
                                         Tennessee's very low debt burden, use of pay-as-you-go
                                         financing and conservative financial policies all combined to give the state an 'Aaa' rating from Moody's Investors
                                         Service, Inc., an 'AAA' from Standard & Poor's Corporation and an 'AAA' from Fitch IBCA, Inc.

                           *The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Tennessee Municipal Debt Funds Universe limit their assets to those securities that are exempt from taxation in Tennessee.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Tennessee Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary continued...

                                         Tennessee's conservative policies have resulted in a very
                                         low debt per capita of $203 versus the national median of
                                         $505. Growth in the services industry, which helped to
                                         offset losses in the textile industry, has slowed to 1.5%
                                         after gaining nearly 5% in 1997.
                                         WHAT IS YOUR OUTLOOK FOR TENNESSEE AND THE MUNICIPAL MARKET
                                         IN THE COMING YEAR?
                                         As with other southeastern states, Tennessee's growth has
                                         been restrained by a shortage of qualified workers and the contraction of the textile industry. This has resulted in
                                         growth numbers that are less than half the national rate.
                                         Despite the decline in growth, Tennessee still managed to
                                         grow tax collections for fiscal 1998 by 6%. In 1999, 10% of the annual growth in state tax revenues will be allocated to the state's undesignated reserve account. Despite a slowdown in economic growth, Tennessee remains attractive as a
                                         pro-business state with a low cost of living, affordable
                                         housing and conservative financial management.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
Tennessee Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]


 2.7% Prerefunded
 2.8% State General Obligation
 6.3% Electric
 7.9% Cash
 8.4% Education
11.4% Water
11.8% General Obligation
18.1% Industrial Development Revenue/Pollution Control Revenue
21.8% Hospital
 8.8% Other


                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Memphis, Tennessee, Water Division,
                                                                                 Revenue Refunding, Series 1998,
                                                                                 5.25% 01/01/11                        5.2%
                                                                            -----------------------------------------------
                                                                              2  Metropolitan Government, Nashville
                                                                                 and Davidson County, Tennessee,
                                                                                 Health and Educational Facilities
                                                                                 Board, Improvement Revenue
                                                                                 Refunding, (Meharry Medical College
                                                                                 Project) Series 1996, (AMBAC
                                                                                 Insured), 6.00%                       5.1%
                                                                            -----------------------------------------------
                                                                              3  Humphreys County, Tennessee,
                                                                                 Industrial Development Board, Solid
                                                                                 Waste Disposal, (E.I. duPont de
                                                                                 Nemours and Company Project) Series
                                                                                 1994, AMT, 6.70% 05/01/24             5.0%
                                                                            -----------------------------------------------
                                                                              4  Maury County, Tennessee, Industrial
                                                                                 Development Board, Multi-Modal PCR
                                                                                 Refunding, (General Motors
                                                                                 Corporation - Saturn Corporation
                                                                                 Project) Series 1994, 6.50%
                                                                                 09/01/24                              5.0%
                                                                            -----------------------------------------------
                                                                              5  Puerto Rico, Industrial Tourist
                                                                                 Educational Medical and
                                                                                 Environmental Control Facilities
                                                                                 Financing Authority, Revenue,
                                                                                 (Ryder Memorial Hospital Project)
                                                                                 Series 1994A, 6.60% 05/01/14          4.9%
                                                                            -----------------------------------------------
                                                                              6  Metropolitan Government, Nashville
                                                                                 and Davidson County, Tennessee,
                                                                                 Hospital Revenue, (Charity
                                                                                 Obligation Group Project) Series
                                                                                 1999A, 5.00% 11/01/14                  4.5
                                                                            -----------------------------------------------
                                                                              7  Blount County, Tennessee, Public
                                                                                 Building Authority, Public Facility
                                                                                 Revenue, Series 1998, (FGIC
                                                                                 Insured), 5.00% 04/01/19              4.5%
                                                                            -----------------------------------------------
                                                                              8  Knox County, Tennessee, Health
                                                                                 Educational and Housing Facilities
                                                                                 Board, Hospital Facilities
                                                                                 Improvement Revenue Refunding,
                                                                                 (Baptist Health System of East
                                                                                 Tennessee, Inc. Project) Series
                                                                                 1996, (CONNIE LEE Insured), 5.50%
                                                                                 04/15/11                              3.8%
                                                                            -----------------------------------------------
                                                                              9  Knox County, Tennessee, Public
                                                                                 Improvement GO, Series 1998, 4.75%
                                                                                 04/01/19                              3.5%
                                                                            -----------------------------------------------
                                                                             10  Shelby County, Tennessee, Public
                                                                                 Improvement GO Refunding, Series
                                                                                 1999A, 4.75% 05/01/21                 3.5%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

Tennessee Municipal Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                              TENNESSEE|MUNICIPAL|BOND|$12,915            INDEX|$13,809
                                                              --------------------------------        ---------------------
Nov. 2|1993                                                                9525.00                           10000.00
'1993'                                                                     9692.00                           10121.00
                                                                           9071.00                            9565.00
                                                                           9133.00                            9671.00
                                                                           9156.00                            9737.00
'1994'                                                                     9045.00                            9598.00
                                                                           9762.00                           10277.00
                                                                           9976.00                           10524.00
                                                                          10246.00                           10826.00
'1995'                                                                    10782.00                           11273.00
                                                                          10592.00                           11138.00
                                                                          10650.00                           11223.00
                                                                          10889.00                           11480.00
'1996'                                                                    11165.00                           11773.00
                                                                          11123.00                           11744.00
                                                                          11496.00                           12150.00
                                                                          11849.00                           12515.00
'1997'                                                                    12175.00                           12854.00
                                                                          12262.00                           13002.00
                                                                          12434.00                           13200.00
                                                                          12819.00                           13605.00
'1998'                                                                    12849.00                           13687.00
Mar. 31|1999                                                              12915.00                           13809.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                              TENNESSEE|MUNICIPAL|BOND|$13,559            INDEX|$13,809
                                                              --------------------------------        ---------------------
Nov. 2|1993                                                               10000.00                           10000.00
'1993'                                                                    10175.00                           10121.00
                                                                           9524.00                            9565.00
                                                                           9589.00                            9671.00
                                                                           9613.00                            9737.00
'1994'                                                                     9496.00                            9598.00
                                                                          10249.00                           10277.00
                                                                          10474.00                           10524.00
                                                                          10757.00                           10826.00
'1995'                                                                    11320.00                           11273.00
                                                                          11120.00                           11138.00
                                                                          11181.00                           11223.00
                                                                          11433.00                           11480.00
'1996'                                                                    11722.00                           11773.00
                                                                          11677.00                           11744.00
                                                                          12070.00                           12150.00
                                                                          12440.00                           12515.00
'1997'                                                                    12782.00                           12854.00
                                                                          12373.00                           13002.00
                                                                          13054.00                           13200.00
                                                                          13458.00                           13605.00
'1998'                                                                    13490.00                           13687.00
Mar. 31|1999                                                              13559.00                           13809.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (11/2/93
                                                                                     through
                                                                                     3/31/99)    5.79%     4.85%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Tennessee
                                                    Municipal Bond Fund from the
                                                    inception of the shareclass.
                                                    The Lehman Municipal Bond
                                                    Index is a broad-based,
                                                    unmanaged, total return
                                                    index composed of 8,000
                                                    investment-grade, long-term
                                                    maturity bonds. It is
                                                    unavailable for investment.
                                                    The performance of Primary
                                                    A, Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                     Investor A           Investor B           Investor C
                                                      Primary A     NAV       MOP       NAV      CDSC***      NAV      CDSC
Inception Date                                         3/2/94     11/2/93   11/2/93   10/21/93   10/21/93   11/3/94   11/3/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                      5.53%      5.32%     0.31%     4.64%      0.64%      4.62%     3.62%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                 7.04%      6.83%     5.12%     6.19%      5.30%      6.30%     6.30%
5 YEARS                                                 7.53%      7.32%     6.28%     6.70%      6.54%
SINCE INCEPTION                                         6.65%      5.79%     4.85%     4.92%      4.92%      8.64%     8.64%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser and the administrator, which have the effect of increasing total return.

Nations
Texas Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Texas Intermediate Municipal Bond Fund's performance for the 12-month period ended March 31, 1999, and its
                                         outlook for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Texas municipal securities, we aim to
exempt from Federal income tax           limit the Fund's exposure to any single credit or market
consistent with moderate                 sector. In addition, we use a combination of investment
fluctuation of principal. The Fund       strategies, including duration management (managing the
invests in investment grade,             Fund's sensitivity to interest rates), market sector
intermediate-term municipal              selection and individual credit reviews. We also seek to
securities.                              limit the distribution of capital gains when appropriate. As
PERFORMANCE REVIEW                       an intermediate-term portfolio, the Fund maintains an
For the 12-month period ended            average dollar-weighted maturity of between three and ten
March 31, 1999, Nations Texas            years and a duration between three and six years.
Intermediate Municipal Bond Fund         HOW DID THE FUND PERFORM DURING THE PERIOD?**
Investor A Shares provided               With a total return of 4.77%, the Fund (Investor A Shares)
shareholders with a total                outperformed its peer group, the Lipper Other States
return of 4.77%*                         Intermediate Municipal Debt Funds Universe, which returned
                                         4.69%, for the 12-month period ended March 31, 1999. The
                                         Fund benefited from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN TEXAS?
                                         Despite budget deficits in the mid-1980's, Texas has
                                         historically taken a conservative approach to financial
                                         management. With low debt levels and a very strong and
                                         diverse economy, Texas has been

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Other States Intermediate Municipal Debt Funds Universe invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Texas Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary continued...

                                         able to maintain its 'Aa2' rating from Moody's
                                         Investors Service, Inc., 'AA' from Standard & Poor's
                                         Corporation and 'AA+' from Fitch IBCA, Inc. As unemployment in Texas has fallen below 5% for the first time in the
                                         1990s, wage inflation remains in check as the state's income levels still remain at 91% of the national average. Texas's debt burden remains below the national average at $300 per capita, with the majority of outstanding debt
                                         self-supporting.
                                         WHAT IS YOUR OUTLOOK FOR TEXAS AND THE MUNICIPAL MARKET IN
                                         THE COMING YEAR?
                                         Last year, sales tax revenue accounted for 28% of total
                                         revenue. This proportion should continue to increase
                                         marginally as Texas continues to have one of the strongest economies in the United States. Texas' lawsuit against the tobacco companies, seeking compensation for the cost of
                                         medical care incurred by the state for the treatment of
                                         smoking related illnesses, could result in $14.5 billion in revenue to the state over the next 25 years.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
Texas Intermediate Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.0% Industrial Development Revenue/ Pollution Control Revenue
 2.1% Housing
 5.5% Education
 6.1% State General Obligation
 7.5% Hospital
 7.8% Water
 8.0% Transportation
 9.1% Prerefunded
 9.7% Electric
37.4% General Obligation
 4.8% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Texas, Municipal Power Agency,
                                                                                 Revenue Refunding, Series 1993,
                                                                                 (MBIA Insured), 5.25% 09/01/05        4.0%
                                                                            -----------------------------------------------
                                                                              2  Lower Colorado River Authority,
                                                                                 Texas, Revenue Refunding, Junior
                                                                                 Lien, (Fifth-Supply Project) Series
                                                                                 1993, (AMBAC Insured), 5.30%
                                                                                 01/01/06                              3.2%
                                                                            -----------------------------------------------
                                                                              3  Texas State, Turnpike Authority of
                                                                                 Dallas, North Tollway Revenue,
                                                                                 (President George Bush Turnpike)
                                                                                 Series 1995, (FGIC Insured), 5.25%    2.5%
                                                                            -----------------------------------------------
                                                                              4  North Central, Texas, Health
                                                                                 Facilities Development Corporation,
                                                                                 Revenue Refunding, (Baylor Health
                                                                                 Care Systems Project) Series 1995,
                                                                                 5.50%                                 1.8%
                                                                            -----------------------------------------------
                                                                              5  University of Texas, Permanent
                                                                                 University Fund, Revenue, Series
                                                                                 1997, (PUFG Insured), 5.25%
                                                                                 07/01/12                              1.8%
                                                                            -----------------------------------------------
                                                                              6  Harris County, Texas, Toll Road
                                                                                 Revenue Refunding, Senior Lien,
                                                                                 Series 1994, (FGIC Insured), 5.00%
                                                                                 08/15/16                              1.8%
                                                                            -----------------------------------------------
                                                                              7  Houston, Texas, Airport Systems
                                                                                 Revenue, Series 1998B, AMT, (FGIC
                                                                                 Insured), 5.00% 07/01/25              1.7%
                                                                            -----------------------------------------------
                                                                              8  Houston, Texas, Water and Sewer
                                                                                 Systems Revenue, Unrefunded
                                                                                 Balance, Prior Lien, Series 1992B,
                                                                                 5.90% 12/01/03                        1.7%
                                                                            -----------------------------------------------
                                                                              9  Texas, Municipal Power Agency,
                                                                                 Revenue Refunding, Series 1992,
                                                                                 (MBIA Insured), Prerefunded
                                                                                 09/01/02 @ 102, 5.90% 09/01/04        1.6%
                                                                            -----------------------------------------------
                                                                             10  Austin, Texas, GO Refunding, Series
                                                                                 1993, 5.50% 09/01/04                  1.5%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

Texas Intermediate Municipal Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                     TEXAS|INTERMEDIATE|MUNICIPAL|BOND|$13,166            INDEX|$14,557
                                                     -----------------------------------------     ----------------------------
Feb. 4|1993                                                           9675.00                                10000.00
                                                                      9770.00                                10172.00
                                                                      9996.00                                10454.00
                                                                     10269.00                                10757.00
'1993'                                                               10365.00                                10887.00
                                                                      9948.00                                10477.00
                                                                     10053.00                                10587.00
                                                                     10119.00                                10688.00
'1994'                                                               10001.00                                10586.00
                                                                     10489.00                                11142.00
                                                                     10701.00                                11459.00
                                                                     10946.00                                11786.00
'1995'                                                               11271.00                                12082.00
                                                                     11184.00                                12039.00
                                                                     11216.00                                12092.00
                                                                     11431.00                                12308.00
'1996'                                                               11658.00                                12610.00
                                                                     11650.00                                12596.00
                                                                     11942.00                                12942.00
                                                                     12228.00                                13288.00
'1997'                                                               12464.00                                13578.00
                                                                     12567.00                                13743.00
                                                                     12698.00                                13903.00
                                                                     13037.00                                14344.00
'1998'                                                               13111.00                                14434.00
Mar. 31|1999                                                         13166.00                                14557.00

[INVESTOR A SHARES  AT NAV** RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                     TEXAS|INTERMEDIATE|MUNICIPAL|BOND|$13,608            INDEX|$14,557
                                                     -----------------------------------------     ----------------------------
Feb. 4|1993                                                          10000.00                                10000.00
                                                                     10098.00                                10172.00
                                                                     10332.00                                10454.00
                                                                     10614.00                                10757.00
'1993'                                                               10713.00                                10887.00
                                                                     10282.00                                10477.00
                                                                     10390.00                                10587.00
                                                                     10458.00                                10688.00
'1994'                                                               10337.00                                10586.00
                                                                     10341.00                                11142.00
                                                                     11080.00                                11459.00
                                                                     11313.00                                11786.00
'1995'                                                               11649.00                                12082.00
                                                                     11580.00                                12039.00
                                                                     11593.00                                12092.00
                                                                     11815.00                                12308.00
'1996'                                                               12060.00                                12610.00
                                                                     12041.00                                12596.00
                                                                     12343.00                                12942.00
                                                                     12638.00                                13288.00
'1997'                                                               12882.00                                13578.00
                                                                     12989.00                                13743.00
                                                                     13124.00                                13903.00
                                                                     13475.00                                14344.00
'1998'                                                               13552.00                                14434.00
Mar. 31|1999                                                         13608.00                                14557.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (2/4/93
                                                                                     through
                                                                                     3/31/99)    5.14%     4.58%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Texas
                                                    Intermediate Municipal Bond
                                                    Fund from the inception of
                                                    the shareclass. The Lehman
                                                    7-Year Municipal Bond Index
                                                    is a broad-based, unmanaged,
                                                    total return index composed
                                                    of investment-grade bonds
                                                    with maturities of 7 to 8
                                                    years. It is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                    Investor A           Investor B            Investor C
                                                    Primary A     NAV       MOP        NAV      CDSC***      NAV       CDSC
Inception Date                                       1/12/93     2/4/93    2/4/93    6/22/93    6/22/93    11/3/94    11/3/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                    4.98%      4.77%     1.39%      4.15%     1.16%       4.14%      3.14%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                               5.80%      5.59%     4.45%      5.10%     4.80%       5.10%      5.10%
5 YEARS                                               5.98%      5.77%     5.08%      5.35%     5.35%                   --
SINCE INCEPTION                                       5.59%      5.14%     4.58%      4.57%     4.57%       6.40%      6.40%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations
Texas Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Texas Municipal Bond Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Texas municipal securities, we aim to
exempt from Federal income tax           limit the Fund's exposure to any single credit or market
with the potential for principal         sector. In addition, we use a combination of investment
fluctuation associated with              strategies, including duration management (managing the
investments in long-term municipal       Fund's sensitivity to interest rates), market sector
securities. The Fund invests in          selection and individual credit reviews. We also seek to
investment grade, long-term              limit the distribution of capital gains when appropriate. As
municipal securities.                    a long-term portfolio, the Fund maintains an average
PERFORMANCE REVIEW                       dollar-weighted maturity of greater than eight and one-half
For the 12-month period ended            years and a duration between six and nine years.
March 31, 1999, Nations Texas            HOW DID THE FUND PERFORM DURING THE PERIOD?**
Municipal Bond Fund Investor A           With a total return of 5.20%, the Fund (Investor A Shares)
Shares provided shareholders with        outperformed its peer group, the Lipper Texas Municipal Debt
a total return of 5.20%.*                Funds Universe, which returned 4.75%, for the 12-month
                                         period ended March 31, 1999. The Fund was able to take full advantage of the decline in interest rates by having an
                                         overweighting in noncallable and zero-coupon bonds. This
                                         positioning enabled the Fund to outperform its peer group.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN TEXAS?
                                         Despite budget deficits in the mid-1980's, Texas has
                                         historically taken a conservative approach to financial
                                         management. With low

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Texas Municipal Debt Funds Universe limit their assets to those securities that are exempt from taxation in Texas.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Texas Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary continued...

                                         debt levels and a very strong and diverse economy, Texas has been able to maintain its 'Aa2' rating from Moody's
                                         Investors Service, Inc., 'AA' from Standard & Poor's
                                         Corporation and 'AA+' from Fitch IBCA, Inc. As unemployment in Texas has fallen below 5% for the first time in the
                                         1990's, wage inflation remains in check as the state's
                                         income levels still remain at 91% of the national average.
                                         Texas's debt burden remains below the national average at
                                         $300 per capita with the majority of outstanding debt
                                         self-supporting.
                                         WHAT IS YOUR OUTLOOK FOR TEXAS AND THE MUNICIPAL MARKET IN
                                         THE COMING YEAR?
                                         Last year, sales tax revenue accounted for 28% of total
                                         revenue. This proportion should continue to increase
                                         marginally as Texas continues to have one of the strongest economies in the United States. Texas's lawsuit against the tobacco companies, seeking compensation for the cost of
                                         medical care incurred by the state for the treatment of
                                         smoking related illnesses, could result in $14.5 billion in revenue to the state over the next 25 years.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
Texas Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.4% Cash
 2.9% Water
 3.0% Education
 5.5% State General Obligation
 7.0% Transportation
 9.7% Hospital
17.4% Prerefunded
23.0% Industrial Development Revenue/ Pollution Control Revenue
29.1% General Obligation

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Tarrant County, Texas, Health
                                                                                 Facilities Development Corporation,
                                                                                 Health Systems Revenue, (Harris
                                                                                 Methodist Health Systems Project)
                                                                                 Series 1994, (MBIA-IBC Insured),
                                                                                 6.00% 09/01/10                        6.8%
                                                                            -----------------------------------------------
                                                                              2  Lucas County, Ohio, Hospital
                                                                                 Revenue, (Flower Hospital Project)
                                                                                 Series 1993, Prerefunded 12/01/04 @
                                                                                 101, 6.13% 12/01/13                   6.7%
                                                                            -----------------------------------------------
                                                                              3  Trinity River Authority, Texas,
                                                                                 PCR, (Texas Instruments Inc.
                                                                                 Project) Series 1996, AMT, 6.20%
                                                                                 03/01/20                              6.5%
                                                                            -----------------------------------------------
                                                                              4  Red River Authority of Texas, PCR,
                                                                                 (Hoechst Celanese Corporation
                                                                                 Project) Series 1992, AMT, 6.88%
                                                                                 04/01/17                              6.4%
                                                                            -----------------------------------------------
                                                                              5  Goose Creek, Texas, Consolidated
                                                                                 Independent School District, GO
                                                                                 Refunding, Series 1998, (PSFG
                                                                                 Insured), 5.00% 02/15/10              6.2%
                                                                            -----------------------------------------------
                                                                              6  Waller, Texas, Consolidated
                                                                                 Independent School District, GO,
                                                                                 Series 1996, (PSFG Insured), 5.25%
                                                                                 02/15/21                              6.0%
                                                                            -----------------------------------------------
                                                                              7  Pflugerville, Texas, Independent
                                                                                 School District, GO Refunding,
                                                                                 Series 1997, (PSFG Insured), 5.75%
                                                                                 08/15/10                              5.3%
                                                                            -----------------------------------------------
                                                                              8  Santa Fe, Texas, Independent School
                                                                                 District, GO Refunding, Series
                                                                                 1997, (PSFG Insured), 4.45%
                                                                                 02/15/07                              5.0%
                                                                            -----------------------------------------------
                                                                              9  Dallas-Fort Worth, Texas, Regional
                                                                                 Airport Revenue Refunding, Series
                                                                                 1994A, (MBIA Insured), 6.00%
                                                                                 11/01/09                              4.9%
                                                                            -----------------------------------------------
                                                                             10  Sherman, Texas, Independent School
                                                                                 District, GO, Series 1995, (PSFG
                                                                                 Insured), Prerefunded 02/15/05 @
                                                                                 100, 6.50% 02/15/20                   4.0%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Texas Municipal Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                    TEXAS|MUNICIPAL|BOND              LEHMAN|MUNICIPAL|BOND
                                                                        FUND|$12,553                      INDEX|$13,931
                                                                    --------------------              ---------------------
'Dec. 17|1993'                                                             9525.00                           10000.00
'1993'                                                                     9551.00                           10221.00
                                                                           8857.00                            9650.00
                                                                           8907.00                            9757.00
                                                                           8895.00                            9824.00
'1994'                                                                     8745.00                            9683.00
                                                                           9442.00                           10368.00
                                                                           9681.00                           10618.00
                                                                           9942.00                           10923.00
'1995'                                                                    10458.00                           11374.00
                                                                          10268.00                           11237.00
                                                                          10371.00                           11323.00
                                                                          10572.00                           11582.00
'1996'                                                                    10834.00                           11877.00
                                                                          10759.00                           11849.00
                                                                          11106.00                           12258.00
                                                                          11468.00                           12627.00
'1997'                                                                    11789.00                           12969.00
                                                                          11931.00                           13118.00
                                                                          12077.00                           13317.00
                                                                          12442.00                           13726.00
'1998'                                                                    12518.00                           13808.00
'Mar. 31|1998'                                                            12553.00                           13931.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                    TEXAS|MUNICIPAL|BOND              LEHMAN |MUNICIPAL|BOND
                                                                        FUND|$13,179                      INDEX|$13,931
                                                                    --------------------              ----------------------
'Dec. 17|1993'                                                            10000.00                           10000.00
'1993'                                                                    10027.00                           10221.00
                                                                           9299.00                            9650.00
                                                                           9351.00                            9757.00
                                                                           9339.00                            9824.00
'1994'                                                                     9181.00                            9683.00
                                                                           9913.00                           10368.00
                                                                          10184.00                           10618.00
                                                                          10438.00                           10923.00
'1995'                                                                    10980.00                           11374.00
                                                                          10780.00                           11237.00
                                                                          10888.00                           11323.00
                                                                          11099.00                           11582.00
'1996'                                                                    11374.00                           11877.00
                                                                          11296.00                           11849.00
                                                                          11660.00                           12258.00
                                                                          12040.00                           12627.00
'1997'                                                                    12377.00                           12969.00
                                                                          12526.00                           13118.00
                                                                          12679.00                           13317.00
                                                                          13062.00                           13726.00
'1998'                                                                    13142.00                           13808.00
'Mar. 31|1998'                                                            13179.00                           13931.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (12/17/93
                                                                                     through
                                                                                     3/31/99)    5.36%     4.40%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Texas
                                                    Municipal Bond Fund from the
                                                    inception of the shareclass.
                                                    The Lehman Municipal Bond
                                                    Index is a broad-based,
                                                    unmanaged, total return
                                                    index composed of 8,000
                                                    investment-grade, long-term
                                                    maturity bonds. It is
                                                    unavailable for investment.
                                                    The performance of Primary
                                                    A, Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                               Investor A          Investor B         Investor C
                                                Primary A    NAV       MOP       NAV     CDSC***     NAV     CDSC
Inception Date                                   2/3/94    12/17/93  12/17/93  10/21/93  10/21/93  11/3/94  11/3/94
-----------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                5.41%     5.20%     0.21%     4.53%     0.53%     4.51%    3.51%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                           7.14%     6.93%     5.22%     6.28%     5.39%     6.40%    6.40%
5 YEARS                                           7.44%     7.22%     6.19%     6.60%     6.45%      --       --
SINCE INCEPTION                                   5.40%     5.36%     4.40%     4.58%     4.58%     8.67%    8.67%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations Virginia
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Virginia Intermediate Municipal Bond Fund's
                                         performance for the 12-month period ended March 31, 1999,
                                         and its outlook for the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Virginia municipal securities, we aim
exempt from Federal and Virginia         to limit the Fund's exposure to any single credit or market
state income taxes consistent with       sector. In addition, we use a combination of investment
moderate fluctuation of principal.       strategies, including duration management (managing the
The Fund invests in investment           Fund's sensitivity to interest rates), market sector
grade, intermediate-term municipal       selection and individual credit reviews. We also seek to
securities.                              limit the distribution of capital gains when appropriate. As
PERFORMANCE REVIEW                       an intermediate-term portfolio, the Fund maintains an
For the 12-month period ended            average dollar-weighted maturity of between three and ten
March 31, 1999, Nations Virginia         years and a duration between three and six years.
Intermediate Municipal Bond Fund         HOW DID THE FUND PERFORM DURING THE PERIOD?**
Investor A Shares provided               With a total return of 5.00%, the Fund (Investor A Shares)
shareholders with a total return         outperformed its peer group, the Lipper Virginia
of 5.00%.*                               Intermediate Municipal Debt Funds Universe, which returned
                                         4.80%, for the 12-month period ended March 31, 1999. The
                                         Fund benefited from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN VIRGINIA?
                                         The Commonwealth of Virginia has earned the highest possible credit rating from Moody's Investors Service, Inc. ('Aaa'),
                                         Standard & Poor's Corporation ('AAA') and Fitch IBCA, Inc.

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Other States Intermediate Municipal Debt Funds Universe invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations Virginia
Intermediate Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary continued...

                                         ('AAA') by having a conservative fiscal plan, above-average per capita income and strong growth in service sector jobs.
                                         Virginia's level of general obligation debt has grown as the state has increased its commitment to investment in highways and universities. Virginia's debt per capita, presently at
                                         $556, is just slightly ahead of the national average of
                                         $505. Personal income levels have declined slightly, but are still 103% of the national average. The services sector now accounts for over 29% of non-farm employment, filling the
                                         void left by a decrease in federal employment. A large
                                         percentage of government jobs results in the state deriving
                                         22% of its earnings from the government.
                                         WHAT IS YOUR OUTLOOK FOR VIRGINIA AND THE MUNICIPAL MARKET
                                         IN THE COMING YEAR?
                                         In Virginia, a major challenge for the future will be
                                         contending with the loss of revenue attributed to the
                                         Governor's planned elimination of the tax on automobiles
                                         within the state. The phase in period for the elimination is five years. Full funding will be reached in 2002, with the cost estimated to be $1 billion.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations Virginia
Intermediate Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]


 3.0% Housing
 3.6% Education
 4.7% Resource Recovery
 5.1% Industrial Development Revenue/Pollution Control Revenue
 9.0% Hospital
10.4% Transportation
12.4% Water
12.9% Prerefunded
26.3% General Obligation
12.6% Other


                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Chesapeake, Virginia, GO Refunding,
                                                                                 Series 1993, 5.13% 12/01/05           2.2%
                                                                            -----------------------------------------------
                                                                              2  Loudoun County, Virginia,
                                                                                 Industrial Development Authority,
                                                                                 Revenue, (Air Force Retired
                                                                                 Officers - Falcons Landing Project)
                                                                                 Series 1994A, Prerefunded 11/01/04
                                                                                 @ 103, 8.75% 11/01/24                 2.1%
                                                                            -----------------------------------------------
                                                                              3  Virginia State, Transportation
                                                                                 Board Authority, Transportation
                                                                                 Revenue Refunding, (U.S. Route 58
                                                                                 Corridor Program) Series 1993A,
                                                                                 5.50% 05/15/09                        2.0%
                                                                            -----------------------------------------------
                                                                              4  Newport News, Virginia, Public
                                                                                 Improvement GO Refunding, Series
                                                                                 1993B, (State Aid Withholding),
                                                                                 5.20% 11/01/04                        1.8%
                                                                            -----------------------------------------------
                                                                              5  Virginia State, Public Building
                                                                                 Authority, Public Revenue
                                                                                 Refunding, Series 1998A, 5.00%
                                                                                 08/01/07                              1.8%
                                                                            -----------------------------------------------
                                                                              6  Virginia, Southeastern Public
                                                                                 Service Authority, Revenue
                                                                                 Refunding, Series 1993A, (MBIA
                                                                                 Insured), 5.10% 07/01/08              1.8%
                                                                            -----------------------------------------------
                                                                              7  Hanover County, Virginia,
                                                                                 Industrial Development Authority,
                                                                                 Revenue, (Memorial Regional Medical
                                                                                 Center Project) Series 1995, (MBIA
                                                                                 Insured), 5.50% 08/15/25              1.7%
                                                                            -----------------------------------------------
                                                                              8  Goochland County, Virginia,
                                                                                 Industrial Development Authority,
                                                                                 (Old Dominion Electric Cooperative
                                                                                 Project) Series 1998, AMT, 4.25%
                                                                                 12/01/02                              1.7%
                                                                            -----------------------------------------------
                                                                              9  Virginia State, Transportation
                                                                                 Board Authority, Transportation
                                                                                 Contract Revenue, (Northern
                                                                                 Virginia Transportation District
                                                                                 Project) Series 1996A, 5.13%
                                                                                 05/15/21                              1.5%
                                                                            -----------------------------------------------
                                                                             10  Virginia Commonwealth,
                                                                                 Transportation Board Transportation
                                                                                 Revenue Refunding, (U.S. Route 58
                                                                                 Corridor Program) Series 1997C,
                                                                                 5.13% 05/15/19                        1.4%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Virginia Intermediate Municipal
Bond Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                  VIRGINIA|INTERMEDIATE|MUNICIPAL|BOND|$16,982            INDEX|$19,137
                                                  --------------------------------------------     ----------------------------
Dec. 5|1989                                                          9675.00                                 10000.00
'1989'                                                               9702.00                                 10000.00
                                                                     9819.00                                 10044.00
                                                                     9984.00                                 10274.00
                                                                    10066.00                                 10345.00
'1990'                                                              10435.00                                 10741.00
                                                                    10642.00                                 10997.00
                                                                    10795.00                                 11186.00
                                                                    11093.00                                 11611.00
'1991'                                                              11443.00                                 11994.00
                                                                    11430.00                                 11985.00
                                                                    11792.00                                 12409.00
                                                                    12050.00                                 12749.00
'1992'                                                              12228.00                                 12958.00
                                                                    12572.00                                 13373.00
                                                                    12948.00                                 13743.00
                                                                    13312.00                                 14141.00
'1993'                                                              13441.00                                 14313.00
                                                                    12890.00                                 13773.00
                                                                    12976.00                                 13918.00
                                                                    12999.00                                 14051.00
'1994'                                                              12841.00                                 13916.00
                                                                    13507.00                                 14648.00
                                                                    13861.00                                 15064.00
                                                                    14155.00                                 15494.00
'1995'                                                              14531.00                                 15884.00
                                                                    14452.00                                 15827.00
                                                                    14509.00                                 15897.00
                                                                    14733.00                                 16181.00
'1996'                                                              15057.00                                 16578.00
                                                                    14988.00                                 16559.00
                                                                    15389.00                                 17015.00
                                                                    15725.00                                 17469.00
'1997'                                                              16053.00                                 17850.00
                                                                    16172.00                                 18068.00
                                                                    16368.00                                 18277.00
                                                                    16805.00                                 18857.00
'1998'                                                              16896.00                                 18975.00
Mar. 31|1999                                                        16982.00                                 19137.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                   LEHMAN|7-YEAR|MUNICIPAL|BOND
                                                  VIRGINIA|INTERMEDIATE|MUNICIPAL|BOND|$17,552            INDEX|$19,137
                                                  --------------------------------------------     ----------------------------
Dec.5|1989                                                          10000.00                                 10000.00
'1989'                                                              10028.00                                 10000.00
                                                                    10148.00                                 10044.00
                                                                    10320.00                                 10274.00
                                                                    10404.00                                 10345.00
'1990'                                                              10785.00                                 10741.00
                                                                    11000.00                                 10997.00
                                                                    11157.00                                 11186.00
                                                                    11465.00                                 11611.00
'1991'                                                              11827.00                                 11994.00
                                                                    11814.00                                 11985.00
                                                                    12188.00                                 12409.00
                                                                    12455.00                                 12749.00
'1992'                                                              12629.00                                 12958.00
                                                                    12994.00                                 13373.00
                                                                    13383.00                                 13743.00
                                                                    13759.00                                 14141.00
'1993'                                                              13892.00                                 14313.00
                                                                    13323.00                                 13773.00
                                                                    13412.00                                 13918.00
                                                                    13436.00                                 14051.00
'1994'                                                              13272.00                                 13916.00
                                                                    13961.00                                 14648.00
                                                                    14327.00                                 15064.00
                                                                    14630.00                                 15494.00
'1995'                                                              15020.00                                 15884.00
                                                                    14937.00                                 15827.00
                                                                    14997.00                                 15897.00
                                                                    15228.00                                 16181.00
'1996'                                                              15583.00                                 16578.00
                                                                    15491.00                                 16559.00
                                                                    15906.00                                 17015.00
                                                                    16253.00                                 17469.00
'1997'                                                              16593.00                                 17850.00
                                                                    16715.00                                 18068.00
                                                                    16918.00                                 18277.00
                                                                    17369.00                                 18857.00
'1998'                                                              17463.00                                 18975.00
Mar. 31|1999                                                        17552.00                                 19137.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (12/5/89
                                                                                     through
                                                                                     3/31/99)    6.22%     5.85%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Virginia
                                                    Intermediate Municipal Bond
                                                    Fund from the inception of
                                                    the shareclass. The Lehman
                                                    7-Year Municipal Bond Index
                                                    is a broad-based, unmanaged,
                                                    total return index composed
                                                    of investment-grade bonds
                                                    with maturities of 7 to 8
                                                    years. It is unavailable for
                                                    investment. The Lehman
                                                    7-Year Municipal Bond Index
                                                    measures the performance of
                                                    the municipal bonds
                                                    comprising the index for the
                                                    period beginning on
                                                    12/31/89. Please note,
                                                    however, that Investor A
                                                    Shares commenced operations
                                                    on 12/5/89. Therefore, the
                                                    performance illustrated by
                                                    the Lehman 7-Year Municipal
                                                    Bond Index includes the
                                                    performance of the Lehman
                                                    10-Year Municipal Bond Index
                                                    for the period preceding
                                                    12/31/89. The performance of
                                                    Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                 Investor A           Investor B            Investor C
                                                Primary A      NAV        MOP       NAV      CDSC***      NAV       CDSC
Inception Date                                   9/20/89     12/5/89    12/5/89    6/7/93    6/7/93     6/17/92    6/17/92
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                5.21%       5.00%      1.56%     4.38%     1.38%       4.36%      3.36%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                           5.74%       5.53%      4.37%     5.04%     4.73%       5.03%      5.03%
5 YEARS                                           5.88%       5.67%      4.98%     5.25%     5.25%       5.25%      5.25%
SINCE INCEPTION                                   6.38%       6.22%      5.85%     4.62%     4.62%       5.13%      5.13%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return.

Nations
Virginia Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary

                                         In the following interview, the team shares its views on
                                         Nations Virginia Municipal Bond Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE
The Fund is managed by the               INVESTMENT APPROACH OF THE FUND.
Municipal Fixed Income Management        The Fund balances its investments between high quality,
Team of TradeStreet Investment           investment-grade issues through which it seeks to reduce
Associates, Inc., investment             credit and liquidity risk, and lower quality,
sub-adviser to the Fund.                 investment-grade issues, for their additional yield
INVESTMENT OBJECTIVE                     potential. By maintaining a well-diversified portfolio
The Fund seeks high current income       within the universe of Virginia municipal securities, we aim
exempt from Federal and Virginia         to limit the Fund's exposure to any single credit or market
state income taxes with the              sector. In addition, we use a combination of investment
potential for principal                  strategies, including duration management (managing the
fluctuation associated with              Fund's sensitivity to interest rates), market sector
investments in long-term municipal       selection and individual credit reviews. We also seek to
securities. The Fund invests in          limit the distribution of capital gains when appropriate. As
investment grade, long-term              a long-term portfolio, the Fund maintains an average
municipal securities.                    dollar-weighted maturity of greater than eight and one-half
PERFORMANCE REVIEW                       years and a duration between six and nine years.
For the 12-month period ended            HOW DID THE FUND PERFORM DURING THE PERIOD?**
March 31, 1999, Nations Virginia         With a total return of 4.98%, the Fund (Investor A Shares)
Municipal Bond Fund Investor A           slightly outperformed its peer group, the Lipper Virginia
Shares provided shareholders with        Municipal Debt Funds Universe, which returned 4.95%, for the
a total return of 4.98%.*                12-month period ended March 31, 1999. The Fund benefited
                                         from an overweighting in higher yield revenue bonds.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN VIRGINIA?
                                         The Commonwealth of Virginia has earned the highest possible credit rating from Moody's Investors Service, Inc. ('Aaa'),
                                         Standard & Poor's Corporation ('AAA') and Fitch IBCA, Inc.

                           *The performance shown includes the effect of fee waivers by the investment adviser and the administrator, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           **Lipper Inc., an independent mutual fund performance monitor. Funds included in the
                           Lipper Virginia Municipal Debt Funds Universe limit their assets to those securities that are exempt from taxation in Virginia.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Virginia Municipal Bond
Fund  Municipal Fixed Income Management
      Team Commentary continued...

                                         ('AAA') by having a conservative fiscal plan, above-average per capita income and strong growth in service sector jobs.
                                         Virginia's level of general obligation debt has grown as the state has increased its commitment to investment in highways and universities. Virginia's debt per capita, presently at
                                         $556, is just slightly ahead of the national average of
                                         $505. Personal income levels have declined slightly, but are still 103% of the national average. The services sector now accounts for over 29% of non-farm employment, filling the
                                         void left by a decrease in federal employment. A large
                                         percentage of government jobs results in the state deriving
                                         22% of its earnings from the government.
                                         WHAT IS YOUR OUTLOOK FOR VIRGINIA AND THE MUNICIPAL MARKET
                                         IN THE COMING YEAR?
                                         In Virginia, a major challenge for the future will be
                                         contending with the loss of revenue attributed to the
                                         Governor's planned elimination of the tax on automobiles
                                         within the state. The phase in period for the elimination is five years. Full funding will be reached in 2002, with the cost estimated to be $1 billion.
                                         We believe the prospects for the municipal bond market in
                                         the coming year are generally positive. New issue supply
                                         should be lighter than last year, strong domestic
                                         fundamentals should support state and local government
                                         finances, and demand for tax-exempt income appears to be
                                         firm. We continue to have concerns about the electric
                                         utility industry as deregulation moves forward and segments of the health-care industry as recent changes in federal
                                         reimbursement policy are embraced. The Y2K bug may also have a temporary negative impact on valuations, as smaller
                                         issuers with less financial resources deal with heightened technological needs. Longer term, these investments in
                                         technology should be positive. While a changing political
                                         environment is not a new phenomenon for this market, it
                                         always seems to produce levels of investor anxiety that can provide great opportunities.

Nations
Virginia Municipal Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.3% Cash
 3.8% Housing
 4.1% Education
 6.2% Lease
 9.2% Transportation
10.4% Industrial Development Revenue/Pollution Control Revenue
12.7% General Obligation
18.3% Hospital
25.3% Water
 6.7% Other

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------------------
                                                                              1  Rivanna, Virginia, Water and Sewer
                                                                                 Authority, Regional Water and Sewer
                                                                                 Systems, Revenue Refunding, Series
                                                                                 1991, 6.45% 10/01/12                  5.5%
                                                                            -----------------------------------------------
                                                                              2  Staunton, Virginia, Industrial
                                                                                 Development Authority, Educational
                                                                                 Facilities Revenue, (Mary Baldwin
                                                                                 College Project) Series 1996, 6.60%
                                                                                 11/01/14                              3.9%
                                                                            -----------------------------------------------
                                                                              3  Fairfax County, Virginia, Water and
                                                                                 Sewer Revenue Refunding, Series
                                                                                 1993, (AMBAC Insured), 5.50%
                                                                                 11/15/13                              3.9%
                                                                            -----------------------------------------------
                                                                              4  Prince William County, Virginia,
                                                                                 Industrial Development Authority,
                                                                                 Lease Revenue, (ATCC Project)
                                                                                 Series 1996, 6.00% 02/01/14           3.8%
                                                                            -----------------------------------------------
                                                                              5  Augusta County, Virginia,
                                                                                 Industrial Development Authority,
                                                                                 Hospital Revenue Refunding,
                                                                                 (Augusta Hospital Corporation
                                                                                 Project) Series 1993, (AMBAC
                                                                                 Insured), 5.50% 09/01/15              3.8%
                                                                            -----------------------------------------------
                                                                              6  Danville, Virginia, Industrial
                                                                                 Development Authority, Hospital
                                                                                 Revenue, (Danville Regional Medical
                                                                                 Center Project) Series 1998, (AMBAC
                                                                                 Insured), 5.25% 10/01/28              3.7%
                                                                            -----------------------------------------------
                                                                              7  Virginia Commonwealth,
                                                                                 Transportation Board,
                                                                                 Transportation Program Revenue,
                                                                                 (Oak Grove Connector Project )
                                                                                 Series 1997A, 5.25% 05/15/22          3.7%
                                                                            -----------------------------------------------
                                                                              8  Arlington County, Virginia,
                                                                                 Industrial Development Authority,
                                                                                 Facilities Revenue Refunding, (Lee
                                                                                 Gardens Housing Corporation-Housing
                                                                                 Mortgage - Woodbury Park Apartments
                                                                                 Project) Series 1998A, 5.45%
                                                                                 01/01/29                              3.6%
                                                                            -----------------------------------------------
                                                                              9  Roanoke County, Virginia, Water
                                                                                 Systems Revenue Refunding, Series
                                                                                 1993, (FGIC Insured), 5.00%
                                                                                 07/01/21                              3.6%
                                                                            -----------------------------------------------
                                                                             10  Richmond, Virginia, Metropolitan
                                                                                 Expressway Authority, Revenue
                                                                                 Refunding, Series 1992B, (FGIC
                                                                                 Insured), 6.25% 07/15/22              3.2%
                                                                            -----------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

Virginia Municipal Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                              VIRGINIA|MUNICIPAL|BOND|$12,619             INDEX|$13,809
                                                              -------------------------------         ---------------------
Nov. 8|1993                                                                9525.00                           10000.00
'1993'                                                                     9722.00                           10121.00
                                                                           8902.00                            9565.00
                                                                           8921.00                            9671.00
                                                                           8930.00                            9737.00
'1994'                                                                     8795.00                            9598.00
                                                                           9511.00                           10277.00
                                                                           9733.00                           10524.00
                                                                          10012.00                           10826.00
'1995'                                                                    10516.00                           11273.00
                                                                          10303.00                           11138.00
                                                                          10375.00                           11223.00
                                                                          10638.00                           11480.00
'1996'                                                                    10883.00                           11773.00
                                                                          10842.00                           11744.00
                                                                          11207.00                           12150.00
                                                                          11527.00                           12515.00
'1997'                                                                    11889.00                           12854.00
                                                                          12022.00                           13002.00
                                                                          12194.00                           13200.00
                                                                          12564.00                           13605.00
'1998'                                                                    12567.00                           13687.00
Mar. 31|1999                                                              12619.00                           13809.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                      LEHMAN|MUNICIPAL|BOND
                                                              VIRGINIA|MUNICIPAL|BOND|$13,248             INDEX|$13,809
                                                              -------------------------------         ---------------------
Nov. 8|1993                                                                10000                              10000
'1993'                                                                     10207                              10121
                                                                            9346                               9565
                                                                            9366                               9671
                                                                            9375                               9737
'1994'                                                                      9284                               9598
                                                                            9986                              10277
                                                                           10218                              10524
                                                                           10511                              10826
'1995'                                                                     11040                              11273
                                                                           10817                              11138
                                                                           10893                              11223
                                                                           11168                              11480
'1996'                                                                     11425                              11773
                                                                           11383                              11744
                                                                           11766                              12150
                                                                           12102                              12515
'1997'                                                                     12482                              12854
                                                                           12622                              13002
                                                                           12602                              13200
                                                                           13190                              13605
'1998'                                                                     13194                              13687
Mar. 31|1999                                                               13248                              13809

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since
                                                                                    Inception    NAV**     MOP*
                                                                                    (11/8/93
                                                                                     through
                                                                                     3/31/99)    5.36%     4.41%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Virginia
                                                    Municipal Bond Fund from the
                                                    inception of the shareclass.
                                                    The Lehman Municipal Bond
                                                    Index is a broad-based,
                                                    unmanaged, total return
                                                    index composed of 8,000
                                                    investment-grade, long-term
                                                    maturity bonds. It is
                                                    unavailable for investment.
                                                    The performance of Primary
                                                    A, Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                        Investor A         Investor B         Investor C
                                                          Primary A    NAV      MOP      NAV     CDSC***     NAV     CDSC
Inception Date                                             1/11/94   11/8/93  11/8/93  10/21/93  10/21/93  11/3/94  11/3/94
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                          5.18%     4.98%   -0.05%    4.30%     0.30%     4.21%    3.21%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                     7.21%     6.99%    5.26%    6.35%     5.46%     6.44%    6.44%
5 YEARS                                                     7.45%     7.23%    6.19%    6.61%     6.45%      --       --
SINCE INCEPTION                                             5.25%     5.36%    4.41%    4.41%     4.41%     8.68%    8.68%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and expense reimbursements by the investment adviser and the administrator, which have the effect of increasing total return.

NATIONS FUNDS
Nations Short-Term Municipal Income Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 96.1%
            ALABAMA -- 0.9%
 $1,175     Alabama, Special Care
             Facilities Financing
             Authority, Hospital Revenue,
             (Charity Obligation Group
             Project) Series A,
             3.750% 11/01/01.............  Aa2/AA+       $  1,173
                                                         --------
            ALASKA -- 3.5%
  1,490     Alaska, Industrial
             Development and Export
             Authority, Revenue
             Refunding, Series 1998A,
             AMT, (MBIA Insured),
             5.000% 04/01/04.............  Aaa/AAA          1,541
  1,000     Alaska, Student Loan
             Corporation, Student Loan
             Revenue, Series 1995A, AMT,
             (AMBAC Insured),
             4.900% 07/01/00.............  Aaa/AAA          1,016
  2,000     North Slope Borough, Alaska,
             GO, Series 1994B, (FSA
             Insured),
             6.100% 06/30/99.............  Aaa/AAA          2,015
                                                         --------
                                                            4,572
                                                         --------
            ARIZONA -- 4.3%
  2,125     Maricopa County, Arizona,
             School District Number 006,
             GO, (Projects of 1996)
             Series 1997B, (FGIC
             Insured),
             5.000% 07/01/00.............  Aaa/AAA          2,169
  3,500     Phoenix, Arizona, Industrial
             Development Authority,
             Single-Family Mortgage
             Revenue, Series 1998D,
             4.200% 06/01/02.............  NR/SP1+          3,500
                                                         --------
                                                            5,669
                                                         --------
            DISTRICT OF COLUMBIA -- 2.1%
  1,750     District of Columbia, GO
             Refunding, Series 1993C,
             (FSA Insured),
             5.100% 12/01/99.............  Aaa/AAA          1,771
  1,000     Metropolitan Washington,
             District of Columbia,
             Airport Authority of
             Virginia, General Airport
             Revenue Refunding, Series
             1998B, AMT,
             5.000% 10/01/03.............  Aa3/AA-          1,042
                                                         --------
                                                            2,813
                                                         --------

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            GEORGIA -- 0.8%
 $1,000     Clarke County, Georgia,
             School District, Sales Tax
             GO Refunding, Series 1997,
             (FSA Insured),
             5.125% 09/01/00.............  Aaa/AAA       $  1,025
                                                         --------
            GUAM -- 1.9%
    500     Guam, Airport Authority,
             Revenue, Series 1993A,
             5.400% 10/01/99.............  NR/BBB             505
  2,000     Guam, Government GO, Series
             1995A,
             5.375% 09/01/00.............  NR/BBB           2,014
                                                         --------
                                                            2,519
                                                         --------
            ILLINOIS -- 2.4%
  1,000     Chicago, Illinois, O'Hare
             International Airport,
             General Airport Revenue,
             Second Lien, Series 1996A,
             AMT, (AMBAC Insured),
             5.000% 01/01/02.............  Aaa/AAA          1,028
  2,000     Illinois, Health Facilities
             Authority, Revenue, (Ingalls
             Memorial Hospital Project)
             Series 1989, (MBIA Insured),
             Prerefunded 01/01/00 @ 102,
             7.000% 01/01/19.............  Aaa/AAA          2,096
                                                         --------
                                                            3,124
                                                         --------
            INDIANA -- 2.5%
  1,280     Indiana, Health Facilities
             Financing Authority,
             Hospital Revenue Refunding,
             (Methodist Hospital of
             Indiana, Inc. Project)
             Series 1992,
             6.000% 09/15/99.............  A/NR             1,296
  2,000     Indiana, Secondary Market for
             Education Loan Revenue,
             Series 1998F, AMT, (AMBAC
             Insured),
             4.450% 12/01/05.............  Aaa/NR           2,007
                                                         --------
                                                            3,303
                                                         --------
            IOWA -- 2.4%
  3,000     Iowa, Student Loan Liquidity
             Corporation, Student Loan
             Revenue, (Iowa College
             Student Aid Project) Series
             1997B, AMT,
             4.900% 12/01/05.............  Aaa/NR           3,105
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES --(CONTINUED)
            KENTUCKY -- 1.0%
 $1,325     Kentucky, Asset/Liability
             Commission, University and
             College Improvements General
             Fund Revenue, Series 1999-1,
             3.500% 03/01/01.............  A2/A+         $  1,322
                                                         --------
            MICHIGAN -- 4.1%
  2,000     Detroit, Michigan, Convention
             Facilities Revenue
             Refunding, (Cobo Hall
             Expansion Project) Series
             1993, 4.750% 09/30/00.......  NR/A             2,030
  1,000     Detroit, Michigan, GO
             Refunding, Series 1995B,
             5.100% 04/01/99.............  Baa1/BBB+        1,000
  1,000     Detroit, Michigan, GO, Series
             1995A,
             5.600% 05/01/01.............  NR/BBB+          1,033
  1,210     Wayne Charter County,
             Michigan, Airport Revenue,
             (Detroit Metropolitan-Wayne
             County Project) Series
             1998A, AMT, (MBIA Insured),
             5.250% 12/01/04.............  Aaa/AAA          1,280
                                                         --------
                                                            5,343
                                                         --------
            MISSISSIPPI -- 6.1%
  3,000     Grenada County, Mississippi,
             Revenue Refunding,
             (Georgia-Pacific Corporation
             Project) Series 1998,
             4.300% 09/01/00.............  Baa2/NR          3,016
  5,000     Lawrence County, Mississippi,
             PCR, (Georgia-Pacific
             Corporation Project) Series
             1998,
             4.300% 12/01/00.............  Baa2/NR          5,041
                                                         --------
                                                            8,057
                                                         --------
            MONTANA -- 1.5%
  2,000     Forsyth, Montana, PCR
             Refunding, (Portland General
             Electric Company Project)
             Series 1998A, Mandatory Put
             05/01/03 @ 100,
             4.600% 05/01/33.............  A3/A-            2,026
                                                         --------
            NEVADA -- 1.6%
  1,000     Clark County, Nevada,
             Sanitation District, GO,
             Series 1992A, (AMBAC
             Insured),
             5.700% 07/01/99.............  Aaa/AAA          1,006

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            NEVADA -- (CONTINUED)
 $1,000     Henderson, Nevada, Water GO,
             Series 1993A, (AMBAC
             Insured), Prerefunded
             12/01/02 @ 101,
             6.200% 12/01/09.............  Aaa/AAA       $  1,093
                                                         --------
                                                            2,099
                                                         --------
            NEW JERSEY -- 3.7%
  4,140     New Jersey, Health Care
             Facilities, Financing
             Authority Revenue,
             (Riverwood Center Inc.
             Project) Series 1991A, (FSA
             Insured), Prerefunded
             07/01/01 @ 102,
             9.900% 07/01/21.............  Aaa/AAA          4,853
                                                         --------
            NEW MEXICO -- 0.6%
    790     New Mexico, Mortgage Finance
             Authority, Single-Family
             Mortgage Revenue Refunding,
             Series 1992A-1,
             5.900% 07/01/99.............  Aa1/AA             793
                                                         --------
            NEW YORK -- 8.4%
  2,075     Chautauqua County, New York,
             Certificates of
             Participation, Series 1999A,
             6.125% 02/01/01.............  MIG1/NR          2,073
  3,750     New York State, Dormitory
             Authority, Revenue, (Service
             Contract -- Community
             Enhancement Project) Series
             1999A,
             4.125% 04/01/01.............  NR/BBB+          3,769
  1,000     New York State, GO Refunding,
             Series 1995B,
             6.375% 08/15/00.............  A2/A             1,041
  4,000     New York State, Thruway
             Authority, Service Contract
             Revenue Refunding, (Local
             Highway and Bridges Project)
             Series 1997,
             5.000% 04/01/01.............  Baa1/BBB+        4,097
                                                         --------
                                                           10,980
                                                         --------
            NORTH CAROLINA -- 4.0%
  1,630     North Carolina, Medical Care
             Commission Revenue, Health
             Care Facilities Revenue,
             (Halifax Regional Medical
             Center, Inc. Project) Series
             1998,
             4.400% 08/15/04.............  Baa1/A           1,630
  1,120     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Halifax
             Regional Medical Center,
             Inc. Project) Series 1998,
             4.150% 08/15/01.............  Baa1/A           1,123

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES --(CONTINUED)
            NORTH CAROLINA -- (CONTINUED)
 $1,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Halifax
             Regional Medical Center,
             Inc. Project) Series 1998,
             4.300% 08/15/02.............  Baa1/A        $  1,003
  1,560     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Halifax
             Regional Medical Center,
             Inc. Project) Series 1998,
             4.300% 08/15/03.............  Baa1/A           1,560
                                                         --------
                                                            5,316
                                                         --------
            OHIO -- 1.4%
  1,740     Ohio, Housing Finance Agency,
             Mortgage Revenue,
             (Residential Project) Series
             1998B-2, AMT, (GNMA COLL)
             4.800% 09/01/07.............  NR/AAA           1,774
                                                         --------
            OKLAHOMA -- 1.9%
  1,000     Oklahoma State, Capital
             Improvement Authority,
             Highway Capital Improvement
             Revenue, Series 1998, (MBIA
             Insured),
             3.900% 12/01/00.............  Aaa/AAA          1,010
  1,500     Oklahoma, Development Finance
             Authority, Revenue
             Refunding, (Hillcrest
             Healthcare Center Inc.
             Project) Series 1999A,
             4.700% 08/15/05.............  Baa2/BBB+        1,497
                                                         --------
                                                            2,507
                                                         --------
            PENNSYLVANIA -- 9.8%
  5,425     Dauphin County, Pennsylvania,
             General Authority, Revenue,
             (School District Pooled
             Financing Program II) Series
             1997, (AMBAC Insured),
             Mandatory Put 09/01/01 @
             100,
             4.450% 09/01/32.............  Aaa/NR           5,515
  1,560     Greene County, Pennsylvania,
             Industrial Development
             Authority, Revenue,
             (Monongahela Power Company
             Project) Series 1998B,
             4.350% 02/01/02.............  A2/A             1,574
  2,200     Greene County, Pennsylvania,
             Industrial Development
             Authority, Revenue, (Potomac
             Edison Company Project)
             Series 1998B,
             4.350% 02/01/02.............  A2/A             2,220

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            PENNSYLVANIA -- (CONTINUED)
 $1,000     Monroeville, Pennsylvania,
             Hospital Authority Revenue
             Refunding, (Forbes Health
             Systems -- Allegheny
             University Medical Centers
             Project) Series 1995,
             5.125% 10/01/00.............  Ba3/B         $    980
  1,000     Monroeville, Pennsylvania,
             Hospital Authority Revenue
             Refunding, (Forbes Health
             Systems -- Allegheny
             University Medical Centers
             Project) Series 1995,
             5.000% 10/01/99.............  Ba3/B              992
  1,500     Philadelphia, Pennsylvania,
             Water and Wastewater Systems
             Revenue, Series 1993, (FGIC
             Insured),
             5.500% 06/15/03.............  Aaa/AAA          1,593
                                                         --------
                                                           12,874
                                                         --------
            SOUTH CAROLINA -- 0.8%
  1,000     Medical University of South
             Carolina, Hospital
             Facilities Revenue
             Refunding, Series 1990A,
             7.000% 07/01/00.............  A3/A+            1,043
                                                         --------
            TENNESSEE -- 3.5%
  2,100     McMinn County, Tennessee,
             Industrial Development
             Board, PCR Refunding,
             (Bowater Inc. Project)
             Series 1991,
             6.850% 04/01/01.............  Baa1/BBB         2,201
  2,225     Memphis-Shelby County,
             Tennessee, Airport
             Authority, Special
             Facilities and Project
             Revenue Refunding, (Federal
             Express Corporation Project)
             Series 1992, AMT,
             6.750% 09/01/12.............  Baa2/BBB         2,423
                                                         --------
                                                            4,624
                                                         --------
            TEXAS -- 14.5%
  1,000     Addison, Texas, GO Refunding,
             Series 1991, (FGIC Insured),
             6.100% 09/01/99.............  Aaa/AAA          1,002
  1,010     Addison, Texas, GO, Series
             1997, (FSA Insured),
             6.250% 02/15/01.............  Aaa/AAA          1,059
    950     Brazos, Texas, Higher
             Education Authority Inc.,
             Revenue Refunding, Senior
             Lien, Series 1994A-2, AMT,
             (GTD STD LNS),
             5.850% 06/01/01.............  Aaa/NR             985

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES --(CONTINUED)
            TEXAS -- (CONTINUED)
 $1,415     Brazos, Texas, Higher
             Education Authority Inc.,
             Revenue Refunding, Series
             1992C-1, AMT, (GTD STD LNS),
             6.000% 11/01/99.............  Aa/NR         $  1,436
  1,000     Dallas-Fort Worth, Texas,
             Regional Airport Revenue
             Refunding, Series 1992B,
             6.000% 11/01/02.............  A1/A+            1,072
  1,000     Gulf Coast, Texas, Industrial
             Development Authority,
             Revenue Refunding, (Champion
             International Corporation
             Project) Series 1988,
             7.000% 04/01/04.............  Baa1/BBB         1,016
  1,650     Harris County, Texas, GO
             Refunding, Series 1993,
             5.600% 10/01/01.............  Aa2/AA           1,730
  2,450     Houston, Texas, Water and
             Sewer Systems Revenue
             Refunding, Prior Lien,
             Series 1992B,
             5.250% 12/01/99.............  A3/A             2,482
  3,000     Panhandle-Plains, Texas,
             Higher Education Authority,
             Revenue Refunding, Series
             1993E, AMT, (GTD STD LNS),
             5.550% 03/01/05.............  A/NR             3,152
  1,880     Texas A & M University,
             Financing Systems Revenue,
             Series 1996,
             5.000% 05/15/02.............  Aa2/AA+          1,950
  1,000     Texas State, College Student
             Loan Authority, Revenue,
             Series 1995, AMT,
             5.100% 08/01/01.............  Aa2/AA           1,031
  2,000     University of Texas,
             Permanent University Fund,
             Revenue Refunding, Series
             1991, Prerefunded 07/01/01 @
             102,
             6.500% 07/01/11.............  Aaa/AAA          2,163
                                                         --------
                                                           19,078
                                                         --------
            VIRGINIA -- 4.8%
  1,000     Ashland, Virginia, Industrial
             Development Authority,
             Educational Facilities
             Revenue, (Randolph-Macon
             College Project) Series
             1996, Mandatory Put 11/01/99
             @ 100,
             4.375% 11/01/11.............  NR/A             1,006

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            VIRGINIA -- (CONTINUED)
 $2,350     Greensville County, Virginia,
             Industrial Development
             Authority, Revenue
             Refunding, (Georgia-Pacific
             Corporation Project) Series
             1998,
             4.100% 08/01/00.............  Baa2/NR       $  2,361
  1,000     Virginia Beach, Virginia, GO,
             Series 1990A,
             6.800% 06/01/99.............  Aa2/AA           1,006
  1,825     Virginia, Education Loan
             Authority, Guaranteed
             Student Loan Revenue, Series
             1992G, AMT, (GTD STD LNS),
             6.625% 09/01/03.............  Aaa/NR           1,953
                                                         --------
                                                            6,326
                                                         --------
            WASHINGTON -- 6.0%
  1,000     Washington State, GO, Series
             1990B, Prerefunded 08/01/00
             @ 100,
             6.600% 08/01/01.............  Aa1/AA+          1,042
  1,000     Washington State, Public
             Power Supply Revenue
             Refunding, Series 1990C,
             7.300% 07/01/00.............  Aa1/AA-          1,046
  1,675     Washington State, Public
             Power Supply Revenue
             Refunding, Series 1990C,
             (MBIA-IBC Insured),
             7.200% 07/01/99.............  Aaa/AAA          1,691
  4,000     Washington State, Public
             Power Supply Revenue
             Refunding, Series 1997A,
             5.000% 07/01/00.............  Aa1/AA-          4,077
                                                         --------
                                                            7,856
                                                         --------
            WISCONSIN -- 1.6%
  2,000     Wisconsin State, GO, Series
             1992A,
             5.750% 05/01/00.............  Aa2/AA           2,054
                                                         --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $124,888)..........................    126,228
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

 SHARES                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            INVESTMENT COMPANIES -- 1.6%
             (Cost $2,067)
  2,067     AIM Tax-Exempt Fund........................    $  2,067
                                                           --------
            TOTAL INVESTMENTS
             (Cost $126,955*)...................   97.7%    128,295
                                                           --------
            OTHER ASSETS AND
             LIABILITIES (NET)..................    2.3%
            Cash.......................................    $  1,503
            Receivable for investment securities
             sold......................................       3,242
            Receivable for Fund shares sold............         200
            Interest receivable........................       1,778
            Receivable from investment advisor.........          34
            Prepaid expenses...........................           2
            Payable for Fund shares redeemed...........        (383)
            Administration fee payable.................         (16)
            Shareholder servicing and distribution fees
             payable...................................         (16)
            Distributions payable......................        (446)
            Payable for investment securities
             purchased.................................      (2,812)
            Accrued Trustees' fees and expenses........         (12)
            Accrued expenses and other liabilities.....         (48)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).........................       3,026
                                                           --------
            NET ASSETS..........................  100.0%   $131,321
                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $     39
            Accumulated net realized loss on
             investments sold..........................        (143)
            Net unrealized appreciation of
             investments...............................       1,340
            Paid-in capital............................     130,085
                                                           --------
            NET ASSETS.................................    $131,321
                                                           ========


-------------------------------------------------------------------
-------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($79,001,920/7,821,742
             shares outstanding).......................      $10.10
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($35,804,650/3,544,762 shares
             outstanding)..............................      $10.10
                                                             ------
                                                             ------
            Maximum sales charge.......................       1.00%
            Maximum offering price per share...........      $10.20
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($13,931,564/1,379,375 shares
             outstanding)..............................      $10.10
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($2,582,799/255,720 shares
             outstanding)..............................      $10.10
                                                             ------
                                                             ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,370 and gross depreciation of $30 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $126,955.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Nations Short-Term Municipal Income Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Industrial Development Revenue/
     Pollution Control Revenue                                            17.05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.9%
            ALABAMA -- 2.0%
 $ 3,265    Alabama, Special Care
             Facilities Financing
             Authority, Hospital Revenue,
             (Charity Obligation Group
             Project) Series A, (MBIA
             Insured),
             4.625% 11/01/10.............  Aa2/AA+       $  3,223
   2,500    Birmingham, Alabama,
             Industrial Water Board,
             Industrial Water Supply
             Revenue, Series 1978,
             6.000% 07/01/07.............  NR/AAA           2,813
   2,500    Birmingham, Alabama, Revenue,
             (Baptist Medical Center of
             Birmingham Project) Series
             1993A, (MBIA Insured),
             5.500% 08/15/05.............  Aaa/AAA          2,596
   5,750    Courtland, Alabama,
             Industrial Development
             Board, Solid Waste Disposal
             Revenue, (Champion
             International Corporation
             Project) Series 1993A, AMT,
             6.375% 03/01/29.............  Baa1/BBB         6,067
   3,600    Jefferson County, Alabama,
             Sewer Revenue Refunding,
             Series 1997A, (FGIC
             Insured),
             5.625% 02/01/18.............  Aaa/AAA          3,797
                                                         --------
                                                           18,496
                                                         --------
            ALASKA -- 1.9%
   3,000    Alaska State, Housing Finance
             Corporation, Revenue, Series
             1995A, (MBIA Insured),
             5.400% 06/01/08.............  Aaa/AAA          3,156
   3,345    Alaska, Industrial
             Development and Export
             Authority, Revenue
             Refunding, Series 1998A,
             AMT, (MBIA Insured),
             5.250% 04/01/12.............  Aaa/AAA          3,444
   2,590    Alaska, Industrial
             Development and Export
             Authority, Revenue
             Refunding, Series 1998A,
             AMT, (MBIA Insured),
             5.250% 04/01/07.............  Aaa/AAA          2,714
   3,280    Alaska, Student Loan
             Corporation, Student Loan
             Revenue, Series 1995A, AMT,
             (AMBAC Insured),
             5.250% 07/01/03.............  Aaa/AAA          3,423
   1,500    Alaska, Student Loan
             Corporation, Student Loan
             Revenue, Series 1997A, AMT,
             (AMBAC Insured),
             5.150% 07/01/05.............  Aaa/AAA          1,566

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            ALASKA -- (CONTINUED)
 $ 1,250    Alaska, Student Loan
             Corporation, Student Loan
             Revenue, Series 1997A, AMT,
             (AMBAC Insured),
             5.200% 07/01/06.............  Aaa/AAA       $  1,306
   2,000    Anchorage, Alaska, GO, Series
             1996A, (AMBAC Insured),
             5.100% 08/01/07.............  Aaa/AAA          2,101
                                                         --------
                                                           17,710
                                                         --------
            ARIZONA -- 1.7%
     955    Arizona State, University
             Revenue Refunding, Series
             1992A,
             6.500% 07/01/01.............  A1/AA            1,015
   2,250    Arizona State, University
             Revenue Refunding, Series
             1993,
             6.000% 07/01/07.............  A1/AA            2,520
   1,100    Glendale, Arizona, GO
             Refunding, Series 1993,
             (FGIC Insured),
             4.950% 07/01/01.............  Aaa/AAA          1,133
   7,000    Maricopa County, Arizona,
             School District Number 4,
             GO, Series 1991D,
             (AMBAC-TCRS Insured),
             6.900% 07/01/00.............  Aaa/AAA          7,301
     300    Maricopa County, Arizona,
             Unified High School District
             Number 210, GO, Series
             1991D, Prerefunded 07/01/01
             @ 101,
             6.700% 07/01/03.............  Aa3/AA             323
     400    Pima County, Arizona, Unified
             School District Number 1, GO
             Refunding, Series 1991,
             (MBIA Insured), Prerefunded
             07/01/01 @ 101,
             6.700% 07/01/04.............  Aaa/AAA            430
   2,125    Pima County, Arizona, Unified
             School District, GO, Series
             1995G, (MBIA Insured),
             7.300% 07/01/05.............  Aaa/AAA          2,497
     400    Tempe, Arizona, GO, Series
             1992,
             5.600% 07/01/00.............  Aa1/AA+            406
                                                         --------
                                                           15,625
                                                         --------
            ARKANSAS -- 0.8%
   7,000    Hot Springs, Arkansas, IDR
             Refunding, (Willamette
             Industries Project) Series
             1991,
             6.650% 12/01/02.............  NR/A-            7,546
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            COLORADO -- 1.5%
 $ 1,500    Arapahoe County, Colorado,
             School District Number, GO,
             Series 1990, Prerefunded
             12/15/00 @ 101,
             7.000% 12/15/04.............  Aa2/AA        $  1,605
   3,445    Denver, Colorado, City and
             County GO, Series 1992A,
             Prerefunded 08/01/00 @ 101,
             5.700% 08/01/01.............  Aa2/AAA          3,586
   7,000    Denver, Colorado, City and
             County GO, Series 1992C,
             Prerefunded 08/01/00 @ 101,
             5.750% 08/01/06.............  Aa2/AAA          7,292
   1,500    Northglenn, Colorado, Water
             and Sewer GO Refunding,
             Series 1996, (FSA Insured),
             5.250% 12/01/04.............  Aaa/AAA          1,600
                                                         --------
                                                           14,083
                                                         --------
            CONNECTICUT -- 2.6%
     300    Connecticut State, GO, Series
             1991A, Prerefunded 03/01/01
             @ 102,
             6.600% 03/01/04.............  Aaa/AAA            323
   1,000    Connecticut State, GO, Series
             1993B,
             4.800% 03/15/01.............  Aa3/AA           1,025
   2,500    Connecticut State, GO, Series
             1997C,
             5.500% 08/01/07.............  Aa3/AA           2,736
   6,625    Connecticut State, GO, Series
             1997D,
             5.500% 12/01/07.............  Aa3/AA           7,270
   6,465    Connecticut State, Housing
             Finance Authority, Revenue,
             (Housing Mortgage Finance
             Program) Series 1997D-2,
             AMT,
             5.600% 11/15/21.............  Aa2/AA           6,658
   6,140    Connecticut State,
             Transportation
             Infrastructure Special Tax,
             GO Refunding, Series 1993A,
             (FGIC-TCRS Insured),
             5.100% 09/01/04.............  Aaa/AAA          6,512
                                                         --------
                                                           24,524
                                                         --------
            DISTRICT OF COLUMBIA -- 0.5%
   1,000    District of Columbia,
             Hospital Revenue Refunding,
             (Medlantic Healthcare Group
             Project) Series 1997A, (MBIA
             Insured),
             6.000% 08/15/06.............  Aaa/AAA          1,112

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            DISTRICT OF COLUMBIA -- (CONTINUED)
 $ 1,350    District of Columbia,
             Hospital Revenue Refunding,
             (Medlantic Healthcare Group
             Project) Series 1997A, (MBIA
             Insured),
             6.000% 08/15/07.............  Aaa/AAA       $  1,511
   1,500    Metropolitan Washington,
             District of Columbia,
             Airport Revenue, Series
             1994A, AMT, (MBIA Insured),
             5.600% 10/01/06.............  Aaa/AAA          1,621
                                                         --------
                                                            4,244
                                                         --------
            FLORIDA -- 7.8%
   5,895    Alachua County, Florida,
             Public Improvement Revenue
             Refunding, Series 1995, (FSA
             Insured),
             5.000% 08/01/14.............  Aaa/AAA          5,991
   1,000    Broward County, Florida,
             School District, GO
             Refunding, Series 1993,
             5.100% 02/15/02.............  A1/AA-           1,039
   2,700    Duval County, Florida,
             Housing Finance Authority,
             Multi-Family Housing Revenue
             Refunding, (United Dominion
             Realty Trust - Greentree
             Place Project) Series 1995,
             Mandatory Put 04/01/09 @
             100,
             6.750% 04/01/25.............  NR/BBB+          2,925
   4,720    Duval County, Florida,
             Housing Finance Authority,
             Multi-Family Mortgage
             Revenue Refunding, (The Cove
             Project) Series 1992,
             6.100% 10/01/02.............  NR/AAA           4,950
   4,850    Escambia County, Florida,
             Housing Finance Authority,
             Single-Family Mortgage,
             Revenue, Series 1999, AMT,
             (FNMA GNMA),
             4.500% 10/01/09.............  Aaa/NR           4,838
   3,035    Florida State, Board of
             Education, Capital Outlay
             GO, Series 1995A,
             5.400% 01/01/06.............  Aa2/AA+          3,257
   4,500    Florida State, Board of
             Education, School
             Improvement Capital Outlay
             GO, Series 1995F, (FSA
             Insured), Prerefunded
             06/01/05 @ 101,
             6.100% 06/01/24.............  Aaa/AAA          5,055
   3,650    Florida State, Division of
             Bond Financing, Department
             of General Services Revenue,
             (Department of Natural
             Resources - Preservation
             2000 Project) Series 1991A,
             (AMBAC Insured),
             6.200% 07/01/00.............  Aaa/AAA          3,779

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $ 7,440    Florida, Housing Finance
             Agency, Multi-Family Housing
             Revenue Refunding,
             (Altamonte Project) Series
             1994C, Mandatory Put
             12/01/03 @ 100,
             7.000% 12/01/24.............  NR/BBB+       $  8,157
   2,000    Florida, Housing Finance
             Agency, Multi-Family Housing
             Revenue Refunding, (United
             Dominion Realty
             Trust - Andover Project)
             Series 1996E, AMT, Mandatory
             Put 05/01/08 @ 100,
             6.350% 05/01/26.............  NR/BBB+          2,157
   1,500    Jacksonville, Florida,
             Electric Authority, Revenue
             Refunding, (St. John River
             Project) Issue 2, Series
             1993-10,
             4.600% 10/01/00.............  Aa2/AA           1,528
   5,900    Jacksonville, Florida,
             Electric Authority, Revenue
             Refunding, (St. John River
             Project) Issue 2, Series
             1993-10,
             5.000% 10/01/04.............  Aa2/AA           6,189
     300    Jacksonville, Florida,
             Electric Systems Authority,
             Revenue Refunding, (St.
             Johns River Project) Issue
             2, Series 1995-6C,
             6.400% 10/01/00.............  Aa1/AA             313
   2,080    Nassau County, Florida, PCR
             Refunding, (ITT Rayonier,
             Inc. Project) Series 1992,
             5.700% 06/01/01.............  Baa2/BBB+        2,151
   1,000    Orlando, Florida, Utilities
             Commission, Water and
             Electric Revenue Refunding,
             Series 1992,
             5.200% 10/01/00.............  Aa1/AA           1,028
   4,000    Orlando, Florida, Utilities
             Commission, Water and
             Electric Revenue Refunding,
             Series 1992,
             5.600% 10/01/03.............  Aa1/AA           4,302
   5,490    Pinellas County, Florida,
             Resource Recovery Revenue
             Refunding, Series 1990A,
             (MBIA Insured),
             6.600% 10/01/00.............  Aaa/AAA          5,753
   5,000    Tampa, Florida, Health
             Systems Revenue, (Catholic
             Health East Project) Series
             1998A-1, (MBIA Insured),
             5.500% 11/15/13.............  Aaa/AAA          5,386

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            FLORIDA -- (CONTINUED)
 $ 4,000    Tampa, Florida, Health
             Systems Revenue, (Catholic
             Health East Project) Series
             1998A-1, (MBIA Insured),
             5.500% 11/15/14.............  Aaa/AAA       $  4,310
                                                         --------
                                                           73,108
                                                         --------
            GEORGIA -- 2.2%
   2,500    Burke County, Georgia,
             Development Authority, PCR,
             (Oglethorpe Power
             Corporation Project) Series
             1994B, (MBIA-IBC Insured),
             4.900% 01/01/06.............  Aaa/AAA          2,602
   3,000    Cartersville, Georgia,
             Development Authority, Sewer
             Facilities Revenue
             Refunding, (Anheuser-Busch
             Companies, Inc. Project)
             Series 1997, AMT,
             5.625% 05/01/09.............  A1/A+            3,241
   5,000    Fulton and De Kalb Counties,
             Georgia, Hospital Authority,
             GO Refunding Certificates,
             (Grady Memorial Hospital
             Project) Series 1993, (MBIA
             Insured),
             5.250% 01/01/04.............  Aaa/AAA          5,279
   1,105    Fulton County, Georgia,
             Development Authority,
             Revenue, (Clark Atlanta
             University Project) Series
             1995, (CONNIE LEE Insured),
             5.100% 01/01/05.............  Baa3/AAA         1,158
     300    Georgia State, GO, Series
             1991D,
             7.000% 11/01/00.............  Aaa/AAA            317
   2,940    Georgia State, GO, Series
             1995,
             7.250% 09/01/04.............  Aaa/AAA          3,416
     300    Georgia, Municipal Electric
             Authority, Power Revenue
             Refunding, Series 1991U,
             Prerefunded 01/01/01 @ 102,
             6.800% 01/01/03.............  Aaa/AAA            322
   4,000    Gwinnett County, Georgia,
             School District, GO
             Refunding, Series 1992B,
             6.200% 02/01/03.............  Aa1/AA+          4,341
                                                         --------
                                                           20,676
                                                         --------
            HAWAII -- 1.2%
   1,000    Hawaii State, GO, Series
             1991BU,
             5.850% 11/01/01.............  A1/A+            1,052
   2,000    Hawaii State, GO, Series
             1995CJ,
             5.625% 01/01/02.............  A1/A+            2,091

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            HAWAII -- (CONTINUED)
 $ 5,000    Hawaii State, GO, Series
             1997CN, (FGIC Insured),
             6.250% 03/01/04.............  Aaa/AAA       $  5,488
   2,500    Honolulu, Hawaii, City and
             County, GO Refunding, Series
             1990A,
             7.350% 07/01/07.............  Aa3/AA-          3,005
                                                         --------
                                                           11,636
                                                         --------
            ILLINOIS -- 8.1%
   2,500    Chicago, Illinois, Gas Supply
             Revenue, (Peoples Gas Light
             and Coke Project) Series
             1985A,
             6.875% 03/01/15.............  Aa3/AA-          2,719
   1,100    Chicago, Illinois,
             Metropolitan Water
             Reclamation District,
             Greater Chicago Capital
             Improvement GO, Series 1993,
             5.000% 12/01/02.............  Aa2/AA           1,148
   2,165    Chicago, Illinois,
             Metropolitan Water
             Reclamation, Greater Chicago
             Capital Improvement GO,
             Series 1995,
             5.750% 12/01/01.............  Aa2/AA           2,285
   2,000    Chicago, Illinois, O'Hare
             International Airport
             Revenue, (Passenger
             Facilities Charge Project)
             Series 1996B, AMT, (AMBAC
             Insured),
             5.000% 01/01/02.............  Aaa/AAA          2,056
  10,200    Chicago, Illinois, Park
             District, GO, Series 1995,
             6.600% 11/15/14.............  Aa3/AA          11,668
   2,000    Chicago, Illinois, School
             Finance Authority, GO,
             Series 1994A, (MBIA
             Insured),
             4.800% 06/01/04.............  Aaa/AAA          2,067
   1,160    Chicago, Illinois, School
             Finance Authority, GO,
             Series 1994A, (MBIA
             Insured),
             4.900% 06/01/05.............  Aaa/AAA          1,206
   4,000    Chicago, Illinois, Water
             Revenue, Series 1992, (AMBAC
             Insured),
             5.400% 11/01/02.............  Aaa/AAA          4,210
   2,000    Cook County, Illinois,
             Community College District
             Number 508, Certificates of
             Participation, Series 1990,
             (FGIC Insured),
             8.750% 01/01/07.............  Aaa/AAA          2,567
   1,500    Cook County, Illinois, GO,
             Series 1996, (FGIC Insured),
             5.100% 11/15/03.............  Aaa/AAA          1,578

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            ILLINOIS -- (CONTINUED)
 $ 1,145    Du Page County, Illinois,
             School District, GO, Series
             1997, (FGIC Insured),
             6.750% 02/01/11.............  Aaa/NR        $  1,362
   1,100    Illinois State, GO, Series
             1994,
             5.500% 08/01/03.............  Aa2/AA           1,171
  12,500    Illinois State, Sales Tax
             Revenue Refunding, Series
             1993S,
             6.000% 06/15/03.............  Aa2/AAA         13,544
   7,560    Illinois Student Assistance
             Commission, Student Loan
             Revenue, Series 1999RR, AMT,
             (GTD STD LNS),
             4.250% 09/01/06.............  Aaa/NR           7,489
   1,000    Illinois, Health Facilities
             Authority, Revenue
             Refunding, (Lutheran General
             Health Systems Project)
             Series 1993C,
             5.250% 04/01/02.............  A1/A+            1,036
   1,595    Lake County, Illinois, High
             School District Number 125,
             GO, Series 1996,
             5.000% 01/01/04.............  Aa1/NR           1,668
   1,050    Lansing, Illinois, Sales Tax
             Increment Revenue Refunding,
             (Landings Redevelopment
             Project) Series 1992,
             6.500% 12/01/02.............  NR/BBB           1,130
   2,400    Metropolitan Pier and
             Exposition, Revenue, Series
             1992, (MBIA-IBC Insured),
             6.500% 06/01/05.............  Aaa/AAA          2,709
   2,000    Metropolitan Pier and
             Exposition Authority,
             Revenue Refunding, Series
             1996A, (AMBAC Insured),
             6.000% 12/15/06.............  Aaa/AAA          2,233
   1,000    Regional Transportation
             Authority of Illinois,
             Revenue, Series 1991A, (FGIC
             Insured), Prerefunded
             11/01/01 @ 102,
             6.350% 11/01/04.............  Aaa/AAA          1,086
   3,300    Regional Transportation
             Authority of Illinois,
             Revenue, Series 1994A,
             (AMBAC Insured),
             5.800% 06/01/05.............  Aaa/AAA          3,599
   8,750    Springfield, Illinois,
             Airport Authority, Airport
             Revenue, (General Electric
             Company - Garrett Aviation
             Services Project) Series
             1998, AMT,
             4.400% 02/01/08.............  Aaa/AAA          8,751
                                                         --------
                                                           77,282
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            INDIANA -- 0.5%
 $ 1,280    Indiana, Health Facilities
             Financing Authority,
             Hospital Revenue Refunding,
             (Methodist Hospital of
             Indiana, Inc. Project)
             Series 1992,
             6.200% 09/15/00.............  A/NR          $  1,329
   1,040    Indiana, Health Facilities
             Financing Authority,
             Hospital Revenue Refunding,
             (Methodist Hospital of
             Indiana, Inc. Project)
             Series 1992,
             6.500% 09/15/02.............  A/NR             1,124
   2,000    Indiana, Health Facilities
             Financing Authority,
             Hospital Revenue, (Clarian
             Health Partners, Inc.
             Project) Series 1996A,
             5.000% 02/15/04.............  Aa3/AA           2,072
                                                         --------
                                                            4,525
                                                         --------
            IOWA -- 1.4%
   5,650    Iowa, Student Loan Liquidity
             Corporation, Student Loan
             Revenue Refunding, Series
             1998J, AMT, (AMBAC Insured),
             4.800% 06/01/09.............  Aaa/AAA          5,677
   7,000    Iowa, Student Loan Liquidity
             Corporation, Student Loan
             Revenue, (Iowa College
             Student Aid Project) Series
             1997B, AMT,
             4.900% 12/01/05.............  Aaa/NR           7,245
                                                         --------
                                                           12,922
                                                         --------
            KANSAS -- 1.3%
   5,000    Kansas State, Department of
             Transportation, Highway
             Revenue, Series 1992,
             7.250% 03/01/05.............  Aa2/AA+          5,825
   5,000    Kansas State, Development
             Finance Authority, Revenue,
             (Board of Regents -
             Rehabilitation Project)
             Series 1997G-2, (AMBAC
             Insured),
             5.500% 10/01/06.............  Aaa/AAA          5,438
   2,175    Labette County, Kansas,
             Single-Family Mortgage
             Revenue, Zero Coupon Capital
             Accumulator Bonds, Series
             1982,
             4.930%+ 12/01/14............  Aaa/A-           1,014
                                                         --------
                                                           12,277
                                                         --------

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            MAINE -- 0.1%
 $ 1,000    Maine, Municipal Board,
             Revenue Refunding, Series
             1995E, (AMBAC Insured),
             5.250% 11/01/04.............  Aaa/AAA       $  1,067
                                                         --------
            MARYLAND -- 2.1%
   2,000    Baltimore County, Maryland,
             Consolidated Public
             Improvement GO, Series 1990,
             Prerefunded 04/01/00 @ 102,
             6.900% 04/01/03.............  Aaa/AAA          2,113
   1,500    Baltimore, Maryland, Port
             Facilities Revenue, (E.I.
             duPont de Nemours Project)
             Series 1985,
             6.500% 12/01/10.............  Aa3/AA-          1,648
   1,500    Maryland State, GO Refunding,
             Series 1990-3, Prerefunded
             07/15/00 @ 101.5,
             6.800% 07/15/04.............  Aaa/AAA          1,588
   4,890    Maryland State, GO Refunding,
             Series 1991-3,
             6.250% 07/15/02.............  Aaa/AAA          5,166
     860    Maryland State,
             Transportation Authority,
             Special Obligation Revenue,
             (Baltimore-Washington D.C.
             International Airport
             Project) Series 1994A, AMT,
             (FGIC Insured),
             6.400% 07/01/19.............  Aaa/AAA            893
   3,500    Prince Georges County,
             Maryland, Solid Waste
             Management Systems
             Authority, Revenue
             Refunding, Series 1993, (FSA
             Insured),
             5.200% 06/15/06.............  Aaa/AAA          3,699
   2,500    Washington County, Maryland,
             Suburban Sanitation District
             Authority, Water Supply GO
             Refunding, Series 1993,
             4.900% 12/01/05.............  Aa1/AA           2,632
   2,000    Washington County, Maryland,
             Suburban Sanitation District
             Authority, General
             Construction GO Refunding,
             Series 1993,
             5.000% 06/01/04.............  Aa1/AA           2,105
                                                         --------
                                                           19,844
                                                         --------
            MASSACHUSETTS -- 5.0%
     400    Massachusetts State,
             Consolidated Loan GO, Series
             1991D,
             6.375% 07/01/00.............  Aa3/AA-            415
   1,000    Massachusetts State, GO
             Refunding, Series 1993B,
             5.000% 11/01/01.............  Aa3/AA-          1,036

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MASSACHUSETTS -- (CONTINUED)
 $ 5,000    Massachusetts State, GO
             Refunding, Series 1993C,
             5.000% 08/01/07.............  Aa3/AA-       $  5,209
  12,840    Massachusetts State, GO
             Refunding, Series 1993C,
             (AMBAC Insured),
             4.950% 08/01/05.............  Aaa/AAA         13,502
   6,000    Massachusetts State, Water
             Resources Authority, General
             Revenue Refunding, Series
             1993B,
             5.125% 03/01/04.............  A1/A             6,296
   4,175    Massachusetts, Educational
             Financing Authority,
             Educational Loan Revenue
             Refunding, Series 1999A,
             AMT, (AMBAC Insured),
             4.750% 07/01/11.............  Aaa/AAA          4,144
   4,500    Massachusetts, Educational
             Financing Authority,
             Educational Revenue, Series
             1998A, AMT, (MBIA Insured),
             4.800% 12/01/09.............  Aaa/AAA          4,517
   3,325    Massachusetts, Educational
             Financing Authority,
             Educational Revenue, Series
             1998C, AMT, (MBIA Insured),
             4.700% 12/01/09.............  Aaa/AAA          3,334
   3,745    Massachusetts, Educational
             Financing Authority,
             Educational Revenue, Series
             1998C, AMT, (MBIA Insured),
             4.600% 12/01/08.............  Aaa/AAA          3,754
   2,000    New England Education Loan
             Marketing Company of
             Massachusetts, Student Loan
             Revenue Refunding, Series
             1993A, AMT,
             5.700% 07/01/05.............  A1/A-            2,122
   2,000    University of Lowell Building
             Authority of Massachusetts,
             Revenue, Series 1995A,
             (AMBAC Insured)
             5.700% 11/01/09.............  Aaa/AAA          2,189
                                                         --------
                                                           46,518
                                                         --------
            MICHIGAN -- 1.4%
   1,540    Detroit, Michigan, City
             School District, GO
             Refunding, Series 1998C,
             (FGIC Insured),
             5.000% 05/01/09.............  Aaa/AAA          1,603
   7,500    Detroit, Michigan, Convention
             Facilities, Revenue
             Refunding, (Cobo Hall
             Expansion Project) Series
             1993, (FSA Insured),
             5.100% 09/30/04.............  Aaa/AAA          7,889

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            MICHIGAN -- (CONTINUED)
 $ 1,000    Detroit, Michigan, GO
             Refunding, Series 1995B,
             6.750% 04/01/03.............  Baa1/A-       $  1,091
   2,000    Detroit, Michigan, GO
             Refunding, Series 1995B,
             7.000% 04/01/04.............  Baa1/A-          2,233
                                                         --------
                                                           12,816
                                                         --------
            MINNESOTA -- 1.5%
   3,000    Minnesota State, GO,
             Refunding, Series 1998,
             4.000% 11/01/04.............  Aaa/AAA          3,030
   1,390    Rochester, Minnesota, Health
             Care Facilities Revenue,
             (Mayo Foundation - Mayo
             Medical Center Project)
             Series 1988C,
             7.100% 11/15/00.............  NR/AA+           1,471
   2,150    Southern Minnesota Municipal
             Power Agency, Power Supply
             Systems Revenue, Refunded
             Balance, Series 1992B,
             5.800% 01/01/07.............  Aaa/AAA          2,324
   3,850    Southern Minnesota Municipal
             Power Agency, Power Supply
             Systems Revenue, Unrefunded
             Balance, Series 1992B,
             5.800% 01/01/07.............  A2/A+            4,095
     900    St. Paul, Minnesota, Sewer
             Revenue Refunding, Series
             1993, (AMBAC Insured),
             5.100% 12/01/01.............  Aaa/AAA            936
   1,785    Western Minnesota, Municipal
             Power Agency of Minnesota,
             Revenue Refunding, Series
             1996A, (AMBAC Insured),
             6.250% 01/01/06.............  Aaa/AAA          2,007
                                                         --------
                                                           13,863
                                                         --------
            MISSISSIPPI -- 1.2%
   8,000    Adams County, Mississippi,
             PCR, (International Paper
             Company Project) Series
             1994A,
             5.500% 12/01/05.............  A3/BBB+          8,532
   2,370    Mississippi, Higher Education
             Authority Revenue, Series
             1992C, AMT, (GTD STD LNS),
             6.400% 01/01/03.............  NR/A             2,527
                                                         --------
                                                           11,059
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MISSOURI -- 1.3%
 $ 4,000    Kansas City, Missouri,
             Industrial Development
             Authority, IDR, (Owens-
             Illinois, Inc. - Georgia-
             Pacific Corporation Project)
             Series 1998,
             4.900% 12/31/08.............  Baa2/NR       $  4,018
     400    Metropolitan Saint Louis,
             Missouri, Sewer District, GO
             Refunding, Series 1991,
             (FGIC Insured),
             6.300% 02/15/01.............  Aaa/AAA            409
     400    Missouri State, Board of
             Public Buildings, Revenue
             Refunding, Series 1991,
             5.900% 12/01/01.............  Aa/AA              424
   1,000    Missouri State, Environmental
             Improvement and Energy
             Resource Authority, PCR
             Refunding, (Associated
             Electrical Cooperation -
             Thomas Hill Project ) Series
             1996,
             5.500% 12/01/05.............  A1/AA            1,085
     300    Missouri State, GO Refunding,
             (Third State Building
             Project) Series 1991B,
             5.500% 11/01/01.............  Aaa/AAA            315
   1,500    Missouri State, Health and
             Educational Facilities
             Authority, Revenue
             Refunding, (SSM Health Care
             Project) Series 1992AA,
             (MBIA Insured),
             5.400% 06/01/00.............  Aaa/AAA          1,535
     600    Missouri State, Health and
             Educational Facilities
             Revenue Refunding,
             (Christian Health Project)
             Series 1991A , (FGIC
             Insured), Prerefunded
             02/15/01 @ 102,
             6.600% 02/15/02.............  Aaa/AAA            644
   2,575    Missouri State, Health and
             Educational Facilities
             Revenue, (St. Louis
             University Project) Series
             1998,
             5.250% 10/01/11.............  A1/AA-           2,691
     300    Missouri State, Water
             Pollution Control, GO
             Refunding, Series 1991B,
             Prefunded 11/01/01 @ 100,
             5.800% 11/01/03.............  Aaa/AAA            316
     600    St. Louis County, Missouri,
             Pattonville R-3 School
             District, GO, Series 1992,
             (FGIC Insured),
             5.700% 02/01/01.............  Aaa/AAA            623
                                                         --------
                                                           12,060
                                                         --------

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            MONTANA -- 0.7%
 $ 6,475    Lewis and Clark County,
             Montana, Environmental
             Facilities Revenue, (Asarco,
             Inc. Project) Series 1998,
             AMT,
             5.850% 10/01/33.............  Baa3/BBB-     $  6,420
                                                         --------
            NEBRASKA -- 0.1%
   1,000    Nebraska Public Power
             District, Power Supply
             Systems Revenue, Series
             1993,
             5.300% 01/01/02.............  Aaa/AAA          1,042
                                                         --------
            NEVADA -- 0.7%
   1,000    Nevada State, GO, Series
             1991A,
             5.800% 05/01/00.............  Aa2/AA           1,028
   1,000    Nevada State, Municipal
             Board, GO, (Bank Project
             Number 28-31) Series 1989C,
             7.000% 01/01/03.............  Aaa/AAA          1,043
   1,000    Nevada State, Municipal
             Board, GO, (Bank Project
             Number 38-39) Series 1992A,
             6.000% 07/01/01.............  NR/AA            1,052
   2,910    Reno, Nevada, GO Refunding,
             Series 1993A, (FGIC
             Insured),
             5.300% 04/01/05.............  Aaa/AAA          3,066
                                                         --------
                                                            6,189
                                                         --------
            NEW JERSEY -- 1.3%
   1,100    Bergen County, New Jersey,
             Utilities Authority, Water
             PCR, Series 1992B, (FGIC
             Insured),
             5.500% 12/15/02.............  Aaa/AAA          1,168
   3,230    Monmouth County, New Jersey,
             Improvement Authority,
             Revenue Refunding,
             (Recreational Facilities
             Project) Series 1997,
             5.000% 12/01/04.............  Aaa/AA+          3,414
   5,000    New Jersey State, GO
             Refunding, Series 1992D,
             5.500% 02/15/04.............  Aa1/AA+          5,359
   1,100    New Jersey State,
             Transportation Trust Fund
             Authority, Transportation
             Systems, Revenue Refunding,
             Series 1994A, (AMBAC
             Insured),
             5.200% 12/15/00.............  Aaa/AAA          1,135

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            NEW JERSEY -- (CONTINUED)
 $ 1,000    University of Medicine and
             Dentistry, New Jersey,
             Revenue, Series 1989C,
             7.000% 12/01/00.............  A3/AA-        $  1,043
                                                         --------
                                                           12,119
                                                         --------
            NEW MEXICO -- 0.6%
   2,000    New Mexico State, GO, Series
             1995,
             5.250% 09/01/03.............  Aa1/AA+          2,039
   2,165    New Mexico, Mortgage Finance
             Authority, Single-Family
             Mortgage Revenue, Series
             1997E-2, AMT,
             (GNMA/FNMA/FHLMC COLL),
             5.600% 07/01/17.............  NR/AAA           2,233
   1,335    New Mexico, Mortgage
             Financial Authority, Single-
             Family Mortgage Revenue,
             Series 1997C-2, AMT,
             (GNMA/FNMA/FHLMC COLL),
             5.950% 07/01/17.............  Aaa/NR           1,411
                                                         --------
                                                            5,683
                                                         --------
            NEW YORK -- 4.8%
   3,235    Metropolitan Transit
             Authority of New York,
             Commuter Facilities Revenue,
             Series 1998A, (MBIA-IBC
             Insured),
             5.250% 07/01/08.............  Aaa/AAA          3,462
  10,000    Metropolitan Transportation
             Authority of New York,
             Service Contract Revenue,
             Series 1997,
             5.250% 07/01/17.............  Baa1/BBB+       10,030
   3,000    New York City, New York,
             Municipal Assistance
             Corporation, Revenue, Series
             1997J,
             5.750% 07/01/03.............  Aa2/AA           3,225
   5,000    New York City, New York,
             Transitional Finance
             Authority Revenue, Future
             Tax Secured, Series 1999B,
             4.750% 11/01/18.............  Aa3/AA           4,815
   5,000    New York State, Dormitory
             Authority, Revenue, (City
             University Project) Series
             1993B,
             5.250% 07/01/06.............  Baa1/BBB+        5,261
   7,000    New York State, Dormitory
             Authority, State University
             Educational Facilities
             Revenue, Series 1993A,
             5.400% 05/15/04.............  A3/A-            7,406
   5,950    New York State, GO Refunding,
             Series 1998F,
             5.000% 09/15/06.............  A2/A             6,267

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            NEW YORK -- (CONTINUED)
 $   395    New York, New York, GO,
             Series 1993E, (MBIA-IBC
             Insured), Prerefunded
             05/15/03 @ 101.5,
             5.800% 05/15/05.............  Aaa/AAA       $    430
   4,170    New York, New York, GO,
             Unrefunded Balance, Series
             1993-E, (MBIA-IBC Insured),
             5.800% 05/15/05.............  Aaa/AAA          4,494
                                                         --------
                                                           45,390
                                                         --------
            NORTH CAROLINA -- 4.1%
   8,000    Mecklenburg County, North
             Carolina, GO Refunding,
             Series 1992,
             5.750% 03/01/03.............  Aaa/AAA          8,481
   3,000    Mecklenburg County, North
             Carolina, Public Improvement
             GO, Series 1992, Prerefunded
             01/01/02 @ 101,
             6.200% 01/01/04.............  Aaa/AAA          3,223
   5,000    North Carolina State, GO,
             Series 1998A,
             4.750% 04/01/15.............  Aaa/AAA          4,978
  10,000    North Carolina State, Public
             School Building, GO, Series
             1999,
             4.600% 04/01/15.............  Aaa/AAA          9,789
   4,000    North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue,
             (Carolina Medicorp, Inc.
             Project) Series 1996,
             5.125% 05/01/16.............  Aa3/AA           4,006
   2,560    North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Pitt
             County Memorial Hospital
             Project) Series 1998A,
             5.000% 12/01/07.............  Aa3/AA-          2,673
   3,135    North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Pitt
             County Memorial Hospital
             Project) Series 1998A,
             4.400% 12/01/08.............  Aa3/AA-          3,118
   1,950    Wake County, North Carolina,
             Special Obligation Revenue,
             (Solid Waste Management
             Projects) Series 1997,
             5.000% 02/01/05.............  Aa2/AA           2,050
                                                         --------
                                                           38,318
                                                         --------
            OKLAHOMA -- 0.5%
   5,000    Oklahoma, Development Finance
             Authority, Revenue
             Refunding, (Hillcrest
             Healthcare Center Inc.
             Project) Series 1999A,
             5.625% 08/15/19.............  Baa2/BBB+        4,988
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            OREGON -- 0.6%
 $ 3,000    Multnomah County, Oregon,
             School District Number
             1J-Portland, GO, Series
             1996,
             5.500% 06/01/05.............  Aa3/AA-       $  3,242
   1,300    Portland, Oregon, Sewer
             Systems Revenue, Series
             1994A,
             5.450% 06/01/03.............  A1/A+            1,382
   1,300    Washington County, Oregon,
             Sewer Revenue Refunding,
             Senior Lien, Series 1992A,
             (AMBAC Insured),
             5.300% 10/01/01.............  Aaa/AAA          1,355
                                                         --------
                                                            5,979
                                                         --------
            PENNSYLVANIA -- 3.4%
   2,890    Erie, Pennsylvania, Water
             Authority, Water Revenue,
             Series 1991, Prerefunded
             12/01/01 @ 100,
             7.125% 12/01/11.............  NR/BBB           3,137
   9,180    Pennsylvania, Housing Finance
             Agency, Single-Family
             Mortgage Revenue, Series
             1997A-61, AMT,
             5.450% 10/01/21.............  Aa2/AA+          9,282
   1,490    Pennsylvania, Housing Finance
             Agency, Single-Family
             Mortgage Revenue, Series
             1998A-62, AMT,
             5.100% 10/01/10.............  Aa2/AA+          1,523
   1,580    Pennsylvania, Housing Finance
             Agency, Single-Family
             Mortgage Revenue, Series
             1998A-62, AMT,
             5.200% 10/01/11.............  Aa2/AA+          1,615
   2,500    Philadelphia, Pennsylvania,
             Industrial Development
             Authority, IDR Refunding,
             (Ashland Oil Inc. Project)
             Series 1993,
             5.700% 06/01/05.............  Baa1/NR          2,630
   3,985    Philadelphia, Pennsylvania,
             Industrial Development
             Authority, IDR,
             (Philadelphia Airport
             Systems Project) Series
             1998A, AMT, (FGIC Insured),
             5.000% 07/01/08.............  Aaa/AAA          4,137
   9,000    Philadelphia, Pennsylvania,
             Water and Wastewater Systems
             Revenue, Series 1993, (FGIC
             Insured),
             5.500% 06/15/03.............  Aaa/AAA          9,556
                                                         --------
                                                           31,880
                                                         --------

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            RHODE ISLAND -- 0.4%
 $   800    Pawtucket, Rhode Island, GO,
             Series 1994, (FGIC Insured),
             5.250% 04/15/01.............  Aaa/AAA       $    827
   3,000    Rhode Island State,
             Consolidated Capital
             Development Loan GO, Series
             1992A,
             5.400% 08/01/06.............  A1/AA-           3,130
                                                         --------
                                                            3,957
                                                         --------
            SOUTH CAROLINA -- 3.3%
  12,000    Georgetown County, South
             Carolina, PCR Refunding,
             (International Paper
             Company) Series 1999A,
             5.125% 02/01/12.............  A3/BBB+         12,277
   3,210    Greenville Hospital Systems
             of South Carolina, Hospital
             Facilities Revenue, Series
             1996B, (GTY-AGMT),
             5.500% 05/01/08.............  Aa3/AA           3,442
   5,160    Piedmont Municipal Power
             Agency, South Carolina,
             Electric Revenue, Series
             1996B, (FGIC Insured),
             6.000% 01/01/07.............  Aaa/AAA          5,725
   2,580    Piedmont Municipal Power
             Agency, South Carolina,
             Electric Revenue, Unrefunded
             Balance, Series 1991A, (FGIC
             Insured),
             6.125% 01/01/03.............  Aaa/AAA          2,773
   3,665    Richland County, South
             Carolina, Solid Waste
             Disposal Facilities Revenue,
             (Union Camp Corporation
             Project) Series 1992A, AMT,
             6.750% 05/01/22.............  A1/A-            3,980
   3,000    Spartanburg County, South
             Carolina, Health Services
             District, Hospital Revenue
             Refunding, Series 1997B,
             (MBIA Insured),
             5.125% 04/15/17.............  Aaa/AAA          3,003
                                                         --------
                                                           31,200
                                                         --------
            SOUTH DAKOTA -- 1.2%
  11,000    Education Loans Inc., South
             Dakota, Student Loan
             Revenue, Series 1998, AMT,
             (GTD STD LNS),
             4.950% 06/01/10.............  Aaa/NR          11,102
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            TENNESSEE -- 2.0%
 $ 4,500    McMinn County, Tennessee,
             Industrial Development
             Board, Recycling Facilities
             Revenue, (Bowater Inc.
             Project) Series 1992, AMT,
             7.400% 12/01/22.............  Baa1/BBB      $  4,961
   1,000    Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Health
             and Educational Facilities
             Board, Improvement Revenue
             Refunding, (Meharry Medical
             College Project) Series
             1996, (AMBAC Insured),
             6.000% 12/01/08.............  Aaa/AAA          1,129
   6,130    Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Hospital
             Revenue, (Charity Obligation
             Group Project) Series 1999A,
             5.125% 11/01/27.............  Aa2/AA+          5,912
   5,555    Tennessee State, GO, Series
             1995A,
             7.000% 03/01/05.............  Aaa/AAA          6,422
                                                         --------
                                                           18,424
                                                         --------
            TEXAS -- 13.1%
   2,175    Aldine, Texas, Independent
             School District, GO
             Refunding, Series 1997,
             (PSFG Insured),
             4.450%+ 02/15/07............  Aaa/AAA          1,538
   2,555    Austin, Texas, Utilities
             Systems Revenue, Series
             1977-2,
             5.600% 10/01/03.............  Aaa/AAA          2,739
   5,000    Austin, Texas, Utilities
             Systems Revenue, Series
             1986A, Prefunded 05/15/01 @
             100,
             8.000% 11/15/16.............  Aaa/AAA          5,448
     980    Brazos, Texas, Higher
             Education Authority Inc.,
             Revenue Refunding, Senior
             Lien, Series 1994A-2, AMT,
             (GTD STD LNS),
             6.050% 06/01/03.............  Aaa/NR           1,043
   5,000    Carrollton, Texas, Farmers
             Branch Independent School
             District, GO, Series 1998,
             (PSFG Insured),
             4.600% 02/15/16.............  Aaa/AAA          4,790
   5,930    Crowley, Texas, Independent
             School District, GO, Series
             1997, (PSFG Insured),
             5.125% 08/01/25.............  Aaa/AAA          5,891
   6,285    Crowley, Texas, Independent
             School District, GO, Series
             1997, (PSFG Insured),
             5.125% 08/01/26.............  Aaa/AAA          6,243

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            TEXAS -- (CONTINUED)
 $ 4,905    Dallas County, Texas, GO
             Refunding, Series 1993B,
             5.250% 08/15/09.............  Aaa/AAA       $  5,283
   5,000    Dallas, Texas, Waterworks and
             Sewer Systems Revenue
             Refunding, Series 1998, (FSA
             Insured),
             5.000% 10/01/29.............  Aaa/AAA          4,870
   2,350    Harris County, Texas, Health
             Facilities Development
             Authority, Hospital Revenue
             Refunding, (Texas Childrens
             Hospital Project) Series
             1995, (MBIA Insured),
             6.000% 10/01/05.............  Aaa/AAA          2,590
   5,000    Houston, Texas, Airport
             Systems Revenue, Series
             1998B, AMT, (FGIC Insured),
             5.000% 07/01/16.............  Aaa/AAA          4,949
   1,245    Houston, Texas, GO, Series
             1990, Prerefunded 03/01/00 @
             100,
             6.800% 03/01/01.............  Aa3/AA-          1,286
   7,000    Houston, Texas, Water and
             Sewer Systems Revenue
             Refunding, Junior Lien,
             Series 1997D,
             5.000% 12/01/25.............  Aaa/AAA          6,828
   2,500    Houston, Texas, Waterworks
             and Sewer Systems Revenue,
             Junior Lien, Series 1992A,
             (MBIA Insured), Prerefunded
             12/01/02 @ 102,
             5.800% 12/01/04.............  Aaa/AAA          2,721
   1,500    Irving, Texas, Independent
             School District, GO
             Refunding, Series 1994,
             (PSFG Insured),
             3.910%+ 02/15/02............  Aaa/AAA          1,342
   7,520    Lower Colorado River
             Authority, Texas, Revenue
             Refunding, Junior Lien,
             (Fifth-Supply Project)
             Series 1993, (AMBAC
             Insured),
             5.300% 01/01/06.............  Aaa/AAA          7,935
   5,000    North Central Texas, Health
             Facilities Development
             Corporation, Health
             Facilities Revenue,
             (Presbyterian Healthcare
             Residential Project) Series
             1996B, (MBIA Insured),
             5.500% 06/01/16.............  Aaa/AAA          5,351
   5,210    North Central, Texas, Health
             Facilities Development
             Corporation, Revenue
             Refunding, (Baylor Health
             Care Systems Project) Series
             1995,
             5.500% 05/15/13.............  Aa/AA            5,468

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            TEXAS -- (CONTINUED)
 $   410    San Antonio, Texas, Electric
             and Gas Revenue,
             Prerefunded,
             5.200% 02/01/01.............  Aa1/AA        $    422
     690    San Antonio, Texas, Electric
             and Gas Revenue, Unrefunded
             Balance, Series 1994,
             5.200% 02/01/01.............  Aa1/AA             710
     415    San Antonio, Texas, Water
             Revenue Refunding, Series
             1992, (FGIC Insured),
             5.900% 05/15/00.............  Aaa/AAA            427
   2,455    San Antonio, Texas, Water
             Revenue, Unrefunded Balance,
             Series 1992, (FGIC Insured),
             5.900% 05/15/00.............  Aaa/AAA          2,526
   2,000    Southwest Higher Education
             Authority, Inc., Higher
             Education Revenue Refunding,
             (Southern Methodist
             University Project) Series
             1995, (FSA Insured),
             5.125% 10/01/16.............  Aaa/AAA          2,025
   4,805    Tarrant County, Texas, Health
             Facilities Development
             Corporation, Health Systems
             Revenue, (Texas Health
             Resources Systems Project)
             Series 1997A, (MBIA
             Insured),
             5.750% 02/15/10.............  Aaa/AAA          5,242
   5,000    Tarrant County, Texas, Health
             Facilities Development
             Corporation, Health Systems
             Revenue, (Texas Health
             Resources Systems Project)
             Series 1997A, (MBIA
             Insured),
             5.250% 02/15/17.............  Aaa/AAA          5,062
   3,200    Texas A&M University,
             Financing Systems Revenue,
             Series 1995,
             5.950% 05/15/05.............  Aa2/AA+          3,520
   5,500    Texas State, Public Finance
             Authority, Building Revenue
             Refunding, Series 1990,
             (MBIA Insured),
             6.600% 02/01/00.............  Aaa/AAA          5,653
     900    Texas State, Public Finance
             Authority, GO, Series 1994B,
             5.000% 10/01/01.............  Aa2/AA             931
   1,100    Texas State, Superconducting
             GO Refunding, Series 1992C,
             5.350% 04/01/01.............  Aa2/AA           1,138
   1,000    Texas State, Veterans Housing
             Assistance GO, Series
             1994B-4, AMT,
             6.100% 12/01/06.............  Aa2/AA           1,073

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            TEXAS -- (CONTINUED)
 $ 4,790    Texas, Municipal Power
             Agency, Revenue, Refunded
             Balance, Series 1992, (MBIA
             Insured), Prerefunded
             09/01/02 @ 100,
             5.750% 09/01/12.............  Aaa/AAA       $  5,101
   7,210    Texas, Municipal Power
             Agency, Revenue, Series
             1992, (MBIA Insured),
             Prerefunded 09/01/02 @ 100,
             5.750% 09/01/12.............  Aaa/AAA          7,679
     300    University of Texas,
             Permanent University Fund,
             Revenue Refunding, Series
             1991, Prerefunded 07/01/01 @
             102,
             6.700% 07/01/05.............  Aaa/AAA            326
   5,335    University of Texas,
             Permanent University Fund,
             Revenue Refunding, Series
             1996, (PUFG),
             4.700% 07/01/09.............  Aaa/AAA          5,440
                                                         --------
                                                          123,590
                                                         --------
            UTAH -- 0.6%
   2,995    Cache County, Utah, School
             District, Utah School Board
             Guaranty Program, GO
             Refunding, Series 1997, (SCH
             BD GTY),
             5.500% 06/15/06.............  NR/AAA           3,244
   2,145    Cache County, Utah, School
             District, Utah School Board
             Guaranty Program, GO
             Refunding, Series 1997, (SCH
             BD GTY),
             5.500% 06/15/07.............  NR/AAA           2,329
     300    Davis County, Utah, School
             District, GO, Series 1991,
             (FGIC Insured), Prerefunded
             12/01/01 @ 100,
             6.450% 06/01/02.............  Aaa/AAA            322
                                                         --------
                                                            5,895
                                                         --------
            VIRGINIA -- 6.6%
   6,170    Chesapeake, Virginia, GO
             Refunding, Series 1993,
             5.000% 12/01/03.............  Aa3/AA           6,494
   4,000    Chesterfield County,
             Virginia, Improvement GO
             Refunding, Series 1991,
             6.250% 07/15/05.............  Aaa/AAA          4,298
   6,000    Covington-Allegheny County,
             Virginia, Industrial
             Development Authority, PCR
             Refunding, (Westvaco
             Corporation Project) Series
             1994,
             5.900% 03/01/05.............  A1/A             6,594

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            VIRGINIA -- (CONTINUED)
 $ 5,790    Fairfax County, Virginia, GO
             Refunding, Series 1993C,
             (State Aid Withholding),
             5.000% 05/01/05.............  Aaa/AAA       $  6,118
   2,500    Newport News, Virginia, GO
             Refunding, Series 1993B,
             (State Aid Withholding),
             5.400% 11/01/06.............  Aa2/AA           2,672
   1,000    Norfolk, Virginia, GO, Series
             1995,
             5.250% 06/01/01.............  A1/AA            1,036
   1,500    Norfolk, Virginia, Industrial
             Development Authority,
             Hospital Revenue, (Sentara
             Hospitals, Norfolk Project)
             Series 1994A,
             4.600% 11/01/04.............  Aa2/AA           1,537
   3,000    Virginia Beach, Virginia, GO
             Refunding, Series 1993,
             5.100% 07/15/05.............  Aa2/AA           3,180
   1,500    Virginia State, Public
             Facilities GO, Series 1993A,
             5.400% 06/01/05.............  Aaa/AAA          1,611
   1,100    Virginia State, Higher
             Educational Institutions GO,
             Series 1992C,
             5.900% 06/01/05.............  Aaa/AAA          1,172
   4,845    Virginia State, Housing
             Development Authority,
             Multi-Family Housing
             Revenue, Series 1999B, AMT,
             5.200% 05/01/19.............  Aa1/AA+          4,821
   7,620    Virginia State, Public School
             Authority, Revenue
             Refunding, (School Financing
             Project) Series 1997-1,
             5.250% 08/01/09.............  Aa1/AA+          8,172
   7,000    Virginia State, Public School
             Authority, Revenue
             Refunding, Series 1993B,
             (State Aid Withholding),
             5.250% 01/01/07.............  Aa1/AA           7,415
   1,520    Virginia State, Public School
             Authority, Revenue, Series
             1991A,
             6.000% 01/01/00.............  Aa1/AA           1,552
   2,265    Virginia State, Public School
             Authority, Revenue, Series
             1992A, (State Aid
             Withholding),
             6.000% 01/01/00.............  Aa1/AA           2,313
   2,600    Virginia, College Building
             Authority, Educational
             Facilities Revenue
             Refunding, (University of
             Richmond Project) Series
             1992,
             5.625% 11/01/02.............  NR/AA            2,701
                                                         --------
                                                           61,686
                                                         --------

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            WASHINGTON -- 5.4%
 $ 2,500    King County, Washington, GO
             Refunding, Series 1993C,
             5.625% 06/01/02.............  Aa1/AA+       $  2,640
     510    King County, Washington, GO,
             Unrefunded Balance, Series
             1993A,
             5.250% 12/01/01.............  Aa1/AA+            532
   1,195    King County, Washington,
             School District Number 415,
             GO, Series 1996, (FSA
             Insured),
             5.100% 06/01/04.............  Aaa/AAA          1,259
   3,000    Pierce County, Washington,
             School District Number 003,
             GO Refunding, Series 1996,
             (FGIC Insured),
             5.000% 12/01/03.............  Aaa/AAA          3,149
   1,500    Snohomish County, Washington,
             School District No. 103, GO,
             Series 1996, (FGIC Insured),
             5.150% 06/01/05.............  Aaa/AAA          1,588
   2,500    Tacoma, Washington, Electric
             Systems Revenue Refunding,
             Series 1992B, (AMBAC
             Insured),
             5.900% 01/01/05.............  Aaa/AAA          2,673
     800    Tacoma, Washington,
             Electrical Systems Revenue
             Refunding, Series 1994,
             (FGIC Insured),
             5.500% 01/01/01.............  Aaa/AAA            826
   1,000    Tacoma, Washington, GO,
             Series 1992A,
             5.750% 07/01/02.............  A1/A+            1,058
   3,500    Washington State, GO
             Refunding, Series 1991R-92A,
             6.400% 09/01/03.............  Aa1/AA+          3,740
     900    Washington State, GO
             Refunding, Series 1992R-92C,
             5.600% 09/01/01.............  Aa1/AA+            942
  10,000    Washington State, GO
             Refunding, Series 1993R-93B,
             5.125% 10/01/04.............  Aa1/AA+         10,581
   1,000    Washington State, GO, Series
             1990B,
             6.550% 08/01/00.............  Aa1/AA+          1,041
     500    Washington State, GO, Series
             1991B, Prerefunded 06/01/01
             @ 100,
             6.300% 06/01/02.............  Aa1/AA+            528
     900    Washington State, GO, Series
             1992-93A,
             5.250% 10/01/00.............  Aa1/AA+            925
   3,840    Washington State, Housing
             Finance Commission, Revenue,
             (Single Family Program)
             Series 1998A-1, AMT,
             (GNMA/FNMA COLL),
             5.250% 12/01/18.............  Aaa/NR           3,880

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            WASHINGTON -- (CONTINUED)
 $ 7,500    Washington State, Public
             Power Supply Systems Revenue
             Refunding, Series 1990C,
             (FGIC Insured),
             7.000% 07/01/01.............  Aaa/AAA       $  8,031
   2,000    Washington State, Public
             Power Supply Systems Revenue
             Refunding, Series 1991A,
             6.500% 07/01/03.............  Aa/AA            2,145
   1,150    Washington State, Public
             Power Supply Systems Revenue
             Refunding, Series 1993A,
             5.800% 07/01/07.............  Aa1/AA-          1,263
   3,000    Washington State, Public
             Power Supply Systems Revenue
             Refunding, Series 1993B,
             (FSA Insured),
             5.400% 07/01/05.............  Aaa/AAA          3,213
   1,000    Washington State, Public
             Power Supply Systems Revenue
             Refunding, Series 1996A,
             (AMBAC Insured),
             5.500% 07/01/04.............  Aaa/AAA          1,070
                                                         --------
                                                           51,084
                                                         --------
            WEST VIRGINIA -- 0.2%
   2,000    West Virginia State, Building
             Commission, Lease Revenue,
             (West Virginia Regional Jail
             and Correction Project)
             Series 1990A, (MBIA
             Insured),
             6.700% 07/01/02.............  Aaa/AAA          2,121
                                                         --------
            WISCONSIN -- 2.2%
     300    Milwaukee, Wisconsin, GO,
             Series 1991BZ, Prerefunded
             06/15/01 @ 100,
             6.375% 06/15/03.............  Aa1/AA+            318
   3,000    Milwaukee, Wisconsin,
             Metropolitan Sewer District,
             GO Refunding, Series 1997A,
             5.500% 10/01/09.............  Aa1/AA+          3,286
     300    Milwaukee, Wisconsin,
             Metropolitan Sewer District,
             GO, Series 1989A,
             7.000% 09/01/00.............  Aa1/AA+            315
     400    Milwaukee, Wisconsin,
             Metropolitan Sewer District,
             GO, Series 1990A,
             6.700% 10/01/00.............  Aa1/NR             420
   5,000    Milwaukee, Wisconsin,
             Metropolitan Sewer District,
             GO, Series 1990A,
             6.700% 10/01/01.............  Aa1/NR           5,367

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATING       VALUE
  (000)                                    (UNAUDITED)    (000)
            WISCONSIN -- (CONTINUED)
 $ 3,070    Sun Prairie, Wisconsin, Area
             School District, GO,
             Promissory Notes, Series
             1996, (FGIC Insured),
             5.500% 04/01/03.............  Aaa/AAA       $  3,258
     900    Wisconsin State, GO
             Refunding, Series 1993-1,
             5.100% 11/01/01.............  Aa2/AA             935
   3,625    Wisconsin State, GO
             Refunding, Series 1993-2,
             5.125% 11/01/08.............  Aa2/AA           3,861
   2,735    Wisconsin, Housing and
             Economic Development
             Authority, Revenue, Series
             1997G,
             5.350% 03/01/12.............  Aa2/AA           2,807
                                                         --------
                                                           20,567
                                                         --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $879,025)..........................    919,515
                                                         --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 2.5%
             (Cost $23,205)
  23,205    AIM Tax-Exempt Fund........................      23,205
                                                           --------
            TOTAL INVESTMENTS
             (Cost $902,230*)...................  100.4%    942,720
                                                           --------
            OTHER ASSETS AND
             LIABILITIES (NET)..................   (0.4)%
            Receivable for Fund shares sold............    $  1,559
            Interest receivable........................      13,510
            Prepaid expenses...........................          12
            Payable for Fund shares redeemed...........      (1,026)
            Investment advisory fee payable............        (270)
            Administration fee payable.................        (117)
            Shareholder servicing and distribution fees
             payable...................................          (7)
            Distributions payable......................      (3,627)
            Payable for investment securities
             purchased.................................     (13,976)
            Accrued Trustees' fees and expenses........         (13)
            Accrued expenses and other liabilities.....        (182)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).........................      (4,137)
                                                           --------
            NET ASSETS..........................  100.0%   $938,583
                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $    752
            Accumulated net realized gain on
             investments sold..........................       1,426
            Net unrealized appreciation of
             investments...............................      40,490
            Paid-in capital............................     895,915
                                                           --------
            NET ASSETS.................................    $938,583
                                                           ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999


-------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($918,367,634/89,137,407
             shares outstanding).......................      $10.30
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($16,148,753/1,567,635 shares
             outstanding)..............................      $10.30
                                                             ------
                                                             ------
            Maximum sales charge.......................       3.25%
            Maximum offering price per share...........      $10.65
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($2,555,780/248,064 shares
             outstanding)..............................      $10.30
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($1,511,163/146,671 shares
             outstanding)..............................      $10.30
                                                             ------
                                                             ------

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $41,020 and gross depreciation of $530 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $902,230.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   MBIA                                                                   12.50%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 96.9%
            ALABAMA -- 2.7%
 $ 2,000    Birmingham, Alabama, GO
             Refunding, Series 1992B,
             6.250% 04/01/12.............  Aa3/AA        $  2,162
   3,000    Butler County, Alabama,
             Industrial Development
             Board, Solid Waste Disposal
             Revenue, (James River
             Corporation of Virginia
             Project) Series 1994, AMT,
             8.000% 09/01/28.............  NR/BBB-          3,379
   7,210    Courtland, Alabama,
             Industrial Development
             Board, Solid Waste Disposal
             Revenue Refunding, (Champion
             International Corporation
             Project) Series 1997, AMT,
             5.750% 11/01/27.............  Baa1/NR          7,275
   2,400    Daphne, Alabama, Special Care
             Facilities Financing
             Authority, Revenue,
             (Presbyterian Retirement
             Corporation Project) Series
             1988A, Prerefunded 08/15/01
             @ 100,
             7.300% 08/15/18.............  NR/NR            2,591
   2,000    Jefferson County, Alabama,
             Sewer Revenue Refunding,
             Series 1997A, (FGIC
             Insured),
             5.625% 02/01/22.............  Aaa/AAA          2,102
   1,000    Morgan County-Decatur,
             Alabama, Health Care
             Authority, Hospital Revenue
             Refunding, (Decatur General
             Hospital Project) Series
             1994, (CONNIE LEE Insured),
             6.250% 03/01/13.............  NR/AAA           1,095
                                                         --------
                                                           18,604
                                                         --------
            ALASKA -- 1.9%
   1,500    Alaska, Student Loan
             Corporation, Student Loan
             Revenue, Series 1997A, AMT,
             (AMBAC Insured),
             5.250% 07/01/07.............  Aaa/AAA          1,560
   1,000    Anchorage, Alaska, Electric
             Utilities Revenue Refunding,
             Senior Lien, Series 1993,
             (MBIA Insured),
             8.000% 12/01/09.............  Aaa/AAA          1,301
   7,000    Anchorage, Alaska, Electric
             Utilities Revenue, Senior
             Lien, Series 1996B, (MBIA
             Insured),
             5.500% 02/01/26.............  Aaa/AAA          7,226

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            ALASKA -- (CONTINUED)
 $ 2,250    Anchorage, Alaska, Telephone
             Utilities Revenue Refunding,
             Series 1994A, (AMBAC
             Insured),
             4.500% 12/01/02.............  Aaa/AAA       $  2,307
   1,000    North Slope Borough, Alaska,
             Capital Appreciation GO,
             Series 1995A, (MBIA
             Insured),
             4.390%+ 06/30/06............  Aaa/AAA            730
                                                         --------
                                                           13,124
                                                         --------
            ARIZONA -- 2.0%
   3,000    Maricopa County, Arizona,
             School District Number 006,
             GO, (Projects of 1996)
             Series 1998, (FGIC Insured),
             4.000% 07/01/10.............  Aaa/AAA          2,863
   4,000    Maricopa County, Arizona,
             Unified School District
             Number 4, GO Refunding,
             Series 1993, (FGIC Insured),
             3.870%+ 07/01/02............  Aaa/AAA          3,531
   1,000    Maricopa County, Arizona,
             Unified School District
             Number 48, GO Refunding,
             Series 1991B,
             6.300% 07/01/04.............  Aa2/AA           1,112
   1,300    Maricopa County, Arizona,
             Unified School District
             Number 48, GO Refunding,
             Series 1993B,
             4.600% 07/01/11.............  Aa2/AA           1,299
   2,000    Salt River Project, Arizona,
             Agricultural Improvement
             Revenue, Series 1992C,
             6.250% 01/01/19.............  Aa2/AA           2,147
   5,000    Tucson and Pima County,
             Arizona, Industrial
             Development Authority,
             Single-Family Mortgage
             Revenue, Series 1983A,
             5.000%+ 12/01/14............  Aaa/AAA          2,328
                                                         --------
                                                           13,280
                                                         --------
            ARKANSAS -- 0.7%
   1,300    Arkansas State, Development
             Finance Authority, Revolving
             Loan Fund, Wastewater
             Systems Revenue, Series
             1996A,
             5.700% 12/01/12.............  NR/AA            1,391
   3,425    Blytheville, Arkansas, Solid
             Waste Recycling and Sewer
             Treatment Revenue, (Nucor
             Corporation Project) Series
             1993, AMT,
             6.375% 01/01/23.............  A1/AA-           3,665
                                                         --------
                                                            5,056
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            CALIFORNIA -- 2.6%
 $ 2,900    California State, Department
             of Water Resources, Central
             Water Systems Revenue,
             (Central Valley Project)
             Series 1995O,
             5.000% 12/01/12.............  Aa2/AA        $  2,982
   1,000    California State, GO, Series,
             1988,
             7.100% 09/01/02.............  Aa3/A+           1,112
   1,000    California State, GO, Series
             1990,
             7.000% 08/01/04.............  Aa3/A+           1,153
   1,000    Los Angeles, California,
             Wastewater Systems Revenue
             Refunding, Series 1993C,
             (MBIA Insured),
             5.500% 06/01/14.............  Aaa/AAA          1,053
   3,000    Metropolitan Water District
             of Southern California,
             Waterworks Revenue, Series
             1992,
             5.500% 07/01/19.............  Aa2/AA           3,127
   2,000    Metropolitan Water District
             of Southern California,
             Waterworks Revenue, Series
             1995A, (MBIA Insured),
             5.750% 07/01/15.............  Aaa/AAA          2,156
   2,595    San Francisco, California,
             City and County Airport
             Commission, International
             Airport Revenue, Series
             1995-2-9B, (FGIC Insured),
             5.250% 05/01/13.............  Aaa/AAA          2,694
   3,500    Southern California, Public
             Power Authority, Revenue
             Refunding, (Palo Verde
             Project) Series 1993A,
             5.000% 07/01/15.............  A2/A+            3,556
                                                         --------
                                                           17,833
                                                         --------
            COLORADO -- 0.7%
   1,500    Arapahoe County, Colorado,
             Capital Improvement
             Transportation Federal
             Highway Revenue, Series
             1986E-470, Prerefunded
             08/31/05 @ 103,
             6.900% 08/31/15.............  Aaa/NR           1,780
   2,500    Douglas County, Colorado,
             Sales and Use Tax Revenue,
             Series 1996, (MBIA Insured),
             5.500% 10/15/11.............  Aaa/AAA          2,678
                                                         --------
                                                            4,458
                                                         --------

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            CONNECTICUT -- 0.6%
 $ 1,000    Connecticut State, GO, Series
             1996A,
             5.300% 05/15/10.............  Aa3/AA        $  1,059
   1,590    Connecticut State, Housing
             Finance Authority, Revenue,
             (Housing Mortgage Finance
             Program) Series 1992B,
             6.700% 11/15/12.............  Aa2/AA           1,727
   1,465    Connecticut State, Housing
             Finance Authority, Revenue,
             (Housing Mortgage Finance
             Program) Series 1994A,
             6.100% 05/15/13.............  Aa2/AA           1,548
                                                         --------
                                                            4,334
                                                         --------
            DISTRICT OF COLUMBIA -- 1.7%
   7,000    District of Columbia,
             Hospital Revenue Refunding,
             (Medlantic Healthcare Group
             Project) Series 1997A, (MBIA
             Insured), Prerefunded
             08/15/07 @ 102,
             5.375% 08/15/15.............  Aaa/AAA          7,354
   3,905    District of Columbia, Revenue
             Refunding, (Howard
             University Project) Series
             1996, (MBIA Insured),
             5.750% 10/01/12.............  Aaa/AAA          4,187
                                                         --------
                                                           11,541
                                                         --------
            FLORIDA -- 5.7%
   3,000    Florida State, Board of
             Education, Capital Outlay,
             GO, Series 1997A,
             5.000% 01/01/17.............  Aa2/AA+          2,993
   1,735    Florida State, Board of
             Education, Capital Outlay,
             GO, Unrefunded Balance,
             Series 1985,
             9.125% 06/01/14.............  Aa2/AA+          2,470
   1,000    Florida State, Board of
             Education, Public Education
             Capital Outlay, GO
             Refunding, Series 1995A,
             5.500% 06/01/14.............  Aa2/AA+          1,056
   3,400    Florida State, Division of
             Bond Financing, Department
             of General Services,
             Revenue, (Department of
             Natural Resources
             Preservation 2000 Project)
             Series 1991A, (AMBAC
             Insured), Prerefunded
             07/01/01 @ 102,
             6.700% 07/01/05.............  Aaa/AAA          3,694

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $ 2,000    Florida State, Division of
             Financing, Department of
             General Services, Revenue
             Refunding, (Florida
             Facilities Pool Project)
             Series 1995B, (AMBAC
             Insured),
             5.700% 09/01/20.............  Aaa/AAA       $  2,113
   3,750    Jacksonville, Florida, PCR,
             Refunding, (Anheuser-Busch
             Companies, Inc. Project)
             Series 1996,
             5.700% 08/01/31.............  A1/A+            3,968
   3,900    Martin County, Florida,
             Industrial Development
             Authority, Revenue,
             (Indiantown Cogeneration
             Project) Series 1994A, AMT,
             7.875% 12/15/25.............  Baa3/BBB-        4,056
   1,000    North Broward, Florida,
             Hospital District Revenue
             Refunding, Series 1992,
             (MBIA Insured), Prerefunded
             01/01/02 @ 102,
             6.250% 01/01/06.............  Aaa/AAA          1,084
   1,000    Orlando and Orange County,
             Florida, Expressway
             Authority, Revenue, Junior
             Lien, Series 1990, (FGIC
             Insured),
             6.500% 07/01/10.............  Aaa/AAA          1,182
   1,500    Orlando, Florida, Utilities
             Commission Water and
             Electric Utilities Revenue
             Refunding, Series 1994A,
             5.000% 10/01/20.............  Aa/AA-           1,471
  12,115    Polk County, Florida,
             Industrial Development
             Authority, Solid Waste
             Disposal Facilities Revenue,
             (Tampa Electric Company
             Project) Series 1996, AMT,
             5.850% 12/01/30.............  Aa2/A1+         12,887
   2,000    South Broward, Florida,
             Hospital District, Revenue
             Refunding, Series 1993, (FSA
             Insured),
             5.500% 05/01/28.............  Aaa/AAA          2,056
                                                         --------
                                                           39,030
                                                         --------
            GEORGIA -- 8.0%
   1,100    Atlanta, Georgia, GO, Series
             1993,
             5.600% 12/01/11.............  Aa3/AA           1,188
   5,000    Brunswick and Glynn County,
             Georgia, Development
             Authority, Revenue
             Refunding, (Georgia Pacific
             Corporation Project) Series
             1998, AMT,
             5.550% 03/01/26.............  Baa2/NR          4,955

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            GEORGIA -- (CONTINUED)
 $ 1,000    Cartersville, Georgia,
             Development Authority, Sewer
             Facilities Revenue
             Refunding, (Anheuser-Busch
             Companies, Inc. Project)
             Series 1997, AMT,
             6.125% 05/01/27.............  A1/A+         $  1,080
   2,000    Coweta County, Georgia,
             School System GO, Series
             1992, Prerefunded 08/01/02 @
             102,
             6.300% 08/01/11.............  A1/A             2,194
   1,750    De Kalb County, Georgia, GO
             Refunding, Series 1993,
             5.250% 01/01/20.............  Aa1/AA+          1,770
   2,000    De Kalb County, Georgia,
             School District, GO, Series
             1993A,
             6.250% 07/01/09.............  Aa/AA            2,313
   3,000    Effingham County, Georgia,
             Development Authority, Solid
             Waste Disposal Revenue,
             (Fort James Corporation
             Project) Series 1998, AMT,
             5.625% 07/01/18.............  Baa2/BBB-        2,998
   4,750    Fulco, Georgia, Hospital
             Authority, Revenue
             Anticipation Certificates,
             (St. Josephs Hospital
             Project) Series 1994,
             5.500% 10/01/18.............  Aaa/A            5,018
   3,000    Georgia State, GO Refunding,
             Series 1992A,
             6.250% 03/01/06.............  Aaa/AAA          3,387
   3,000    Georgia State, GO, Series
             1992B,
             6.250% 03/01/11.............  Aaa/AAA          3,483
   3,000    Georgia State, GO, Series
             1996B,
             6.250% 04/01/07.............  Aaa/AAA          3,419
   1,650    Gwinnett County, Georgia,
             Water and Sewer Certificates
             of Participation, Series
             1991,
             8.600% 08/01/03.............  Aaa/AAA          1,961
   2,080    Metropolitan Atlanta, Rapid
             Transit Authority of
             Georgia, Revenue Refunding,
             Series 1991M,
             6.350% 07/01/04.............  A1/AA-           2,227
   1,000    Metropolitan Atlanta, Rapid
             Transit Authority of
             Georgia, Revenue Refunding,
             Series 1992P, (AMBAC
             Insured),
             6.000% 07/01/04.............  Aaa/AAA          1,097
   1,000    Metropolitan Atlanta, Rapid
             Transit Authority of
             Georgia, Revenue Refunding,
             Series 1992P, (AMBAC
             Insured),
             6.100% 07/01/05.............  Aaa/AAA          1,111

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            GEORGIA -- (CONTINUED)
 $ 2,000    Metropolitan Atlanta, Rapid
             Transit Authority of
             Georgia, Revenue Refunding,
             Series 1992P, (AMBAC
             Insured),
             6.250% 07/01/20.............  Aaa/AAA       $  2,325
   2,000    Monroe County, Georgia
             Development Authority, PCR,
             (Oglethorpe Power
             Corporation Project) Series
             1992A,
             6.800% 01/01/11.............  A3/A             2,365
   3,000    Savannah, Georgia, Hospital
             Authority, Hospital
             Improvement Revenue
             Refunding, (Candler Hospital
             Project) Series 1992,
             Prerefunded 01/01/03 @ 102,
             7.000% 01/01/23.............  Ba1/BB           3,364
   2,000    Savannah, Georgia, Hospital
             Authority, Hospital
             Improvement Revenue, (St.
             Joseph's Hospital Project)
             Series 1993, Prerefunded
             07/01/03 @ 102,
             6.125% 07/01/12.............  A3/NR            2,203
   2,690    Union County, Georgia,
             Housing Authority, Multi-
             Family Housing Revenue
             Refunding, (Hidden Lake
             Apartments Ltd. Project)
             Series 1994A, (FHA, FNMA
             COLL),
             7.125% 12/01/25.............  Aaa/NR           2,927
   3,000    White County, Georgia,
             Industrial Development
             Authority, Revenue
             Refunding, (Springs
             Industries, Inc. Project)
             Series 1992,
             6.850% 06/01/10.............  NR/BBB+          3,179
                                                         --------
                                                           54,564
                                                         --------
            HAWAII -- 1.4%
   1,900    Hawaii State, Department of
             Budget and Finance, Special
             Purpose Mortgage Revenue,
             (Hawaiian Electric Company
             and Subsidiaries Project)
             Series 1992, AMT, (MBIA
             Insured),
             6.550% 12/01/22.............  Aaa/AAA          2,079
   3,000    Hawaii State, GO, Series
             1997CN, (FGIC Insured),
             6.250% 03/01/04.............  Aaa/AAA          3,293
   1,180    Honolulu, Hawaii, City and
             County, GO Refunding, Series
             1993B,
             8.000% 10/01/10.............  Aa3/AA-          1,533

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            HAWAII -- (CONTINUED)
 $   320    Honolulu, Hawaii, City and
             County, GO, Refunding,
             Series B,
             8.000% 10/01/10.............  Aa3/AA-       $    419
   2,100    Maui County, Hawaii, GO
             Refunding, Series 1993,
             (FGIC Insured),
             5.000% 09/01/03.............  Aaa/AAA          2,191
                                                         --------
                                                            9,515
                                                         --------
            ILLINOIS -- 4.7%
   3,385    Chicago, Illinois,
             Metropolitan Water
             Reclamation District,
             Capital Improvement GO,
             Series 1991,
             6.900% 01/01/07.............  Aa2/AA           3,958
   3,000    Chicago, Illinois, O'Hare
             International Airport,
             Revenue Refunding, Second
             Lien, Series 1993C, (MBIA
             Insured),
             5.000% 01/01/18.............  Aaa/AAA          2,964
   2,640    Chicago, Illinois, O'Hare
             International Airport,
             Revenue Refunding, Senior
             Lien, Series 1993A,
             5.000% 01/01/16.............  A1/A+            2,596
   1,500    Chicago, Illinois, O'Hare
             International Airport,
             Special Facilities Revenue
             Refunding, (American
             Airlines Inc. Project)
             Series 1994, (GTY-AGMT),
             8.200% 12/01/24.............  Baa2/BBB-        1,765
   2,000    Chicago, Illinois, Park
             District, GO, Series 1996,
             (MBIA Insured),
             5.500% 01/01/16.............  Aaa/AAA          2,084
   1,000    Cook County, Illinois, Forest
             Preserve District, Zoo GO,
             Series 1996, (MBIA Insured),
             5.800% 11/01/16.............  Aaa/AAA          1,063
   2,000    Cook County, Illinois, GO,
             Series 1996, (FGIC Insured),
             5.900% 11/15/16.............  Aaa/AAA          2,245
   1,805    Glendale Heights, Illinois,
             Hospital Revenue Refunding,
             (Glendale Heights Project)
             Series 1985B,
             7.100% 12/01/15.............  Aaa/AAA          2,157
   2,000    Illinois State, GO, Series
             1995, (MBIA Insured),
             6.000% 02/01/16.............  Aaa/AAA          2,160
   1,500    Illinois State, Sales Tax
             Revenue, Series 1994V,
             6.375% 06/15/17.............  Aa2/AAA          1,692
   4,000    Illinois, Development Finance
             Authority, PCR Refunding,
             (Commonwealth Edison Company
             Project) Series 1991,
             7.250% 06/01/11.............  Baa2/BBB         4,276

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            ILLINOIS -- (CONTINUED)
 $ 1,000    Illinois, Development Finance
             Authority, PCR Refunding,
             (Commonwealth Edison Company
             Project) Series 1994D,
             (AMBAC Insured),
             6.750% 03/01/15.............  Aaa/AAA       $  1,128
   1,800    Illinois, Educational
             Facilities Authority,
             Revenue, (Northwestern
             University Project) Series
             1993,
             5.375% 12/01/21.............  Aa1/AA+          1,830
   2,680    Southern Illinois, Capital
             Appreciation University
             Revenue, (Housing and
             Auxiliary Facilities Systems
             Program) Series 1997, (MBIA
             Insured),
             4.400%+ 04/01/06............  Aaa/AAA          1,976
                                                         --------
                                                           31,894
                                                         --------
            INDIANA -- 3.4%
   2,500    Franklin, Indiana, Economic
             Development Revenue
             Refunding, (Hoover
             Universal, Inc. Project)
             Series 1994, (GTY-AGMT),
             6.100% 12/01/04.............  A2/A-            2,737
   1,000    Hamilton Southeastern
             Indiana, North Delaware
             School Building Corporation,
             First Mortgage Revenue,
             Series 1996, (AMBAC Insured,
             State Aid Withholding),
             5.000% 07/15/07.............  Aaa/AAA          1,052
   1,000    Hamilton Southeastern
             Indiana, North Delaware
             School Building Corporation,
             First Mortgage Revenue,
             Series 1996, (AMBAC Insured,
             State Aid Withholding),
             5.100% 07/15/09.............  Aaa/AAA          1,052
   1,000    Hammond, Indiana, PCR,
             (Stauffer Chemical Project),
             Series 1982,
             8.000% 11/01/12.............  A1/NR            1,048
   1,000    Indiana, Health Facilities
             Financing Authority,
             Hospital Revenue, (Clarian
             Health Partners, Inc.
             Project) Series 1996A,
             5.500% 02/15/16.............  Aa3/AA           1,026
  10,000    Indianapolis, Indiana,
             Airport Authority, Special
             Facilities Revenue
             Refunding, (Federal Express
             Corporation Project) Series
             1998, AMT,
             5.500% 05/01/29.............  Baa2/BBB         9,869

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            INDIANA -- (CONTINUED)
 $ 2,000    Indianapolis, Indiana,
             Airport Authority, Special
             Facilities Revenue, (Federal
             Express Corporation Project)
             Series 1994, AMT,
             7.100% 01/15/17.............  Baa2/BBB      $  2,233
   2,000    St. Joseph County, Indiana,
             Educational Facilities
             Revenue, (University of
             Notre Dame-Du Lac Project)
             Series 1996,
             5.500% 03/01/26.............  Aaa/NR           2,061
   2,000    St. Joseph County, Indiana,
             Educational Facilities
             Revenue, (University of
             Notre Dame-Du Lac Project)
             Series 1997,
             5.250% 03/01/21.............  Aaa/NR           2,015
                                                         --------
                                                           23,093
                                                         --------
            KANSAS -- 0.6%
   2,000    Kansas City, Kansas, Utility
             System Improvement Revenue
             Refunding, Series 1994,
             (FGIC Insured),
             6.250% 09/01/14.............  Aaa/AAA          2,229
   2,000    Kansas State, Department of
             Transportation, Highway
             Revenue, Series 1992A,
             Prerefunded 09/01/02 @ 102,
             6.000% 09/01/07.............  Aa2/AA+          2,180
                                                         --------
                                                            4,409
                                                         --------
            KENTUCKY -- 0.2%
   1,000    Kentucky State, Turnpike
             Authority, Economic
             Development Revenue
             Refunding, (Revitalization
             Project) Series 1993, (AMBAC
             Insured),
             5.500% 07/01/08.............  Aaa/AAA          1,092
                                                         --------
            MAINE -- 0.2%
   1,000    Maine, Health and Higher
             Educational Facilities
             Authority, Revenue, Series
             1996B, (AMBAC Insured, State
             Aid Withholding),
             5.500% 07/01/16.............  Aaa/AAA          1,037
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MASSACHUSETTS -- 3.4%
 $ 2,885    Massachusetts Bay,
             Transportation Authority,
             Revenue, (General
             Transportation Systems
             Project) Series 1995A,
             Prerefunded 03/01/05 @ 102,
             5.750% 03/01/18.............  Aa3/AA-       $  3,186
   2,500    Massachusetts State,
             Consolidated Loan GO, Series
             1995A, (MBIA Insured),
             Prerefunded 02/01/05 @ 101,
             5.750% 02/01/13.............  Aaa/AAA          2,745
   2,000    Massachusetts State,
             Consolidated Loan GO, Series
             1996B, (FGIC Insured),
             5.500% 06/01/10.............  Aaa/AAA          2,140
   3,750    Massachusetts State, GO
             Refunding, Series 1996A,
             (AMBAC Insured),
             5.200% 11/01/12.............  Aaa/AAA          3,909
   3,000    Massachusetts State, Water
             Resources Authority, Revenue
             Refunding, Series 1992B,
             6.250% 11/01/10.............  A1/A             3,261
   7,400    Massachusetts, State Port
             Authority, Special
             Facilities Revenue, (Bosfuel
             Corporation Project) Series
             1997, AMT, (MBIA Insured),
             5.750% 07/01/39.............  Aaa/AAA          7,798
                                                         --------
                                                           23,039
                                                         --------
            MICHIGAN -- 1.9%
   1,670    Byron Center, Michigan,
             Public Schools GO, Series
             1995, (MBIA Insured),
             Prerefunded 05/01/05 @ 101,
             5.970% 05/01/15.............  Aaa/AAA          1,858
   1,000    Detroit, Michigan, GO
             Refunding, Series 1995B,
             6.375% 04/01/07.............  Baa1/A-          1,104
   1,250    Kalamazoo, Michigan, City
             School District, GO
             Refunding, Series 1996,
             (FGIC Insured),
             5.650% 05/01/14.............  Aaa/AAA          1,377
   1,000    Lakeshore, Michigan, Public
             Schools, GO, Series 1995,
             (MBIA Insured),
             5.750% 05/01/15.............  Aaa/AAA          1,062
   3,000    Michigan State, Comprehensive
             Transportation Revenue
             Refunding, Series 1996A,
             (MBIA Insured),
             5.250% 08/01/13.............  Aaa/AAA          3,114

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            MICHIGAN -- (CONTINUED)
 $ 1,000    Michigan State, Environmental
             Protection Program GO,
             Series 1992,
             6.250% 11/01/12.............  Aa1/AA+       $  1,154
   2,000    Michigan State, Hospital
             Finance Authority, Hospital
             Revenue, (Holland Community
             Hospital Project) Series
             1996, (AMBAC Insured),
             5.625% 01/01/28.............  Aaa/AAA          2,094
   1,000    Michigan State, Trunk Line
             Revenue, Series 1994A,
             (FGIC-TCRS Insured),
             5.625% 11/15/14.............  Aaa/AAA          1,068
                                                         --------
                                                           12,831
                                                         --------
            MISSISSIPPI -- 1.7%
   5,000    Adams County, Mississippi,
             PCR, (International Paper
             Company Project) Series
             1994A,
             5.500% 12/01/05.............  A3/BBB+          5,332
   3,000    Lowndes County, Mississippi,
             Solid Waste Disposal PCR
             Refunding, (Weyerhaeuser
             Company Project) Series
             1992A,
             6.800% 04/01/22.............  A2/A             3,621
   2,200    Mississippi, Hospital
             Equipment and Facilities
             Improvement Authority
             Revenue Refunding, (North
             Mississippi Health Services
             Project) Series 1993-1,
             (AMBAC Insured),
             5.400% 05/15/04.............  Aaa/AAA          2,333
                                                         --------
                                                           11,286
                                                         --------
            MISSOURI -- 3.7%
   1,000    Independence, Missouri,
             School District, GO, Series
             1991,
             6.250% 03/01/11.............  A3/NR            1,152
   4,140    Joplin, Missouri, Industrial
             Development Authority,
             Revenue, (Catholic Health
             Initiatives Project) Series
             1997A,
             5.125% 12/01/15.............  Aa2/AA           4,145
   1,000    Missouri State, Environmental
             Improvement and Energy
             Resource Authority, State
             Revolving Fund, Water PCR,
             (Kansas City Project) Series
             1996A,
             5.750% 01/01/16.............  Aa1/NR           1,056
   6,000    Missouri State, Health and
             Educational Facilities
             Authority, Educational
             Facilities Revenue,
             (Washington University
             Project) Series 1998A,
             5.000% 11/15/37.............  Aa1/AA+          5,781

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MISSOURI -- (CONTINUED)
 $ 4,000    Missouri State, Health and
             Educational Facilities
             Authority, Revenue, (BJC
             Health System Project)
             Series 1998,
             5.000% 05/15/38.............  Aa2/AA        $  3,777
   1,525    Missouri State, Housing
             Development Commission,
             Single-Family Mortgage
             Revenue, (Homeowner Loan
             Project) Series 1995A, AMT,
             (GNMA/FHA/ VA/RECD Insured),
             6.100% 09/01/14.............  NR/AAA           1,611
   1,625    Missouri State, Water
             Pollution Control GO, Series
             1995A,
             5.600% 04/01/15.............  Aaa/AAA          1,730
   3,500    Sikeston, Missouri,
             Electrical Revenue
             Refunding, Series 1992,
             (MBIA Insured),
             6.100% 06/01/07.............  Aaa/AAA          3,937
   2,000    University of Missouri,
             Health Facilities Revenue,
             (University of Missouri
             Health Systems Project)
             Series 1996A, (AMBAC
             Insured),
             5.500% 11/01/16.............  Aaa/AAA          2,075
                                                         --------
                                                           25,264
                                                         --------
            MONTANA -- 2.4%
   8,000    Forsyth, Montana, PCR
             Refunding, (Portland General
             Electric Company Project)
             Series 1998A, Mandatory Put
             05/01/03 @ 100,
             4.600% 05/01/33.............  A3/A-            8,103
   8,000    Lewis and Clark County,
             Montana, Environmental
             Facilities Revenue, (Asarco,
             Inc. Project) Series 1998,
             AMT,
             5.850% 10/01/33.............  Baa3/BBB-        7,932
                                                         --------
                                                           16,035
                                                         --------
            NEVADA -- 0.7%
   1,400    Clark County, Nevada,
             Transportation Improvement
             GO Refunding, Series 1994A,
             (MBIA Insured), Prerefunded
             06/01/04 @ 101,
             6.000% 06/01/12.............  Aaa/AAA          1,546
   1,000    Las Vegas and Clark County,
             Nevada, Library District,
             GO, Series 1993, (FGIC
             Insured),
             6.000% 02/01/12.............  Aaa/AAA          1,073

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            NEVADA -- (CONTINUED)
 $ 2,000    Nevada State, Municipal
             Board, GO, (Bank Project
             Number 40 41) Series 1993A,
             6.375% 12/01/17.............  NR/AA         $  2,148
                                                         --------
                                                            4,767
                                                         --------
            NEW HAMPSHIRE -- 0.4%
   2,350    New Hampshire State, Higher
             Education and Health
             Facilities Authority
             Revenue, (University Systems
             of New Hampshire Project)
             Series 1992, (MBIA Insured),
             5.750% 07/01/24.............  Aaa/AAA          2,442
                                                         --------
            NEW JERSEY -- 1.2%
   1,080    New Jersey State, Highway
             Authority, Garden State
             Parkway Generated Revenue,
             Series 1971,
             6.500% 01/01/11.............  Aaa/AAA          1,205
   3,000    New Jersey State,
             Transportation Trust Fund
             Authority, Revenue
             Refunding, (Transportation
             Systems Project) Series
             1995B, (MBIA Insured),
             5.000% 06/15/04.............  Aaa/AAA          3,154
   3,000    New Jersey, Health Care
             Facilities, Financing
             Authority Revenue,
             (Riverwood Center Inc.
             Project) Series 1991A, (FSA
             Insured), Prerefunded
             07/01/01 @ 102,
             9.900% 07/01/21.............  Aaa/AAA          3,516
                                                         --------
                                                            7,875
                                                         --------
            NEW MEXICO -- 0.5%
   1,985    New Mexico, Mortgage Finance
             Authority, Single-Family
             Mortgage Revenue, Series
             1997C-2, AMT,
             (GNMA/FNMA/FHLMC COLL),
             6.050% 07/01/28.............  Aaa/NR           2,088
   1,000    Santa Fe, New Mexico, Gross
             Receipts Tax Improvement
             Revenue Refunding, Series
             1997A, (AMBAC Insured),
             5.000% 06/01/07.............  Aaa/AAA          1,051
                                                         --------
                                                            3,139
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            NEW YORK -- 2.8%
 $ 2,000    Municipal Assistance
             Corporation for New York
             City, New York, Revenue,
             Series 1996E,
             5.200% 07/01/08.............  Aa2/AA        $  2,120
   5,000    Municipal Assistance
             Corporation for New York
             City, New York, Revenue,
             Series 1997J,
             5.500% 07/01/02.............  Aa2/AA           5,270
   2,000    New York City, New York,
             Municipal Water Finance
             Authority, Water and Sewer
             Systems Revenue, Series
             1997B,
             5.750% 06/15/29.............  A1/A             2,146
   1,000    New York State, Dormitory
             Authority, Revenue,
             (Canisius College Project)
             Series 1995,
             5.300% 07/01/08.............  Aaa/AAA          1,065
   2,000    New York State, Energy
             Research and Development
             Authority, Facilities
             Revenue Refunding,
             (Consolidated Edison Company
             Project) Series 1995A,
             6.100% 08/15/20.............  A1/A+            2,172
   3,000    New York State, Local
             Government Assistance
             Corporation, Revenue, Series
             1991D, Prerefunded 04/01/02
             @ 102,
             6.750% 04/01/21.............  Aaa/AAA          3,313
   3,000    New York State, Local
             Government Assistance
             Corporation, Revenue, Series
             1995A,
             6.000% 04/01/16.............  A3/A+            3,277
                                                         --------
                                                           19,363
                                                         --------
            NORTH CAROLINA -- 3.2%
   9,675    North Carolina State, Highway
             GO, Series 1997A,
             4.500% 05/01/07.............  Aaa/AAA          9,900
   1,950    North Carolina, Housing
             Finance Agency, Multi-
             Family Housing Revenue
             Refunding, Series 1992B,
             (FHA COLL),
             6.900% 07/01/24.............  Aa2/AA           2,093
   2,605    North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue
             Refunding, (Novant Health,
             Inc. Project) Series 1998A,
             (MBIA Insured),
             5.000% 10/01/08.............  Aaa/AAA          2,727
   2,500    North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue,
             (Carolina Medicorp, Inc.
             Project) Series 1996,
             5.250% 05/01/26.............  Aa3/AA           2,471

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            NORTH CAROLINA -- (CONTINUED)
 $ 2,000    University of North Carolina,
             Chapel Hill, University
             Revenue Refunding, Series
             1996,
             5.000% 02/15/29.............  Aa3/AA        $  1,934
   2,400    Wake County, North Carolina,
             GO Refunding, Series 1996,
             4.500% 03/01/08.............  Aaa/AAA          2,449
                                                         --------
                                                           21,574
                                                         --------
            OHIO -- 0.9%
   1,000    Dayton, Ohio, Special
             Facilities Revenue
             Refunding, (Air Freight
             Corporation Project) Series
             1993F,
             6.050% 10/01/09.............  NR/BBB           1,076
   1,000    Lucas County, Ohio, Hospital
             Revenue, (Flower Hospital
             Project) Series 1993,
             Prerefunded 12/01/04 @ 101,
             6.125% 12/01/13.............  NR/NR            1,111
   4,000    Ohio State, Highway Capital
             Improvements GO, Series
             1997B,
             5.000% 05/01/07.............  Aa1/AAA          4,231
                                                         --------
                                                            6,418
                                                         --------
            OKLAHOMA -- 0.9%
   3,270    Oklahoma State, Industrial
             Authority, Hospital Revenue,
             (Deaconess Health Care
             Project) Series 1997A,
             5.750% 10/01/17.............  Baa2/BBB         3,301
   3,000    Oklahoma, Development Finance
             Authority, Revenue
             Refunding, (Hillcrest
             Healthcare Center Inc.
             Project) Series 1999A,
             5.000% 08/15/08.............  Baa2/BBB+        3,004
                                                         --------
                                                            6,305
                                                         --------
            OREGON -- 0.8%
   2,000    Chemeketa, Oregon, Community
             College District, GO, Series
             1996, (FGIC Insured),
             Prerefunded 06/01/06 @ 100,
             5.800% 06/01/12.............  Aaa/AAA          2,212
   2,900    Portland, Oregon, Sewer
             Systems Revenue, Series
             1994A, Prerefunded 06/01/04
             @ 101,
             6.250% 06/01/15.............  A1/A+            3,226
                                                         --------
                                                            5,438
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            PENNSYLVANIA -- 3.0%
 $ 3,000    Beaver County, Pennsylvania,
             Industrial Development
             Authority, PCR Refunding,
             (Pennsylvania Power and
             Light Company - Beaver
             Valley Project) Series 1995,
             (AMBAC Insured),
             6.000% 09/01/28.............  Aaa/AAA       $  3,264
   3,480    Butler, Pennsylvania, Area
             School District, State Aid
             Withholding GO, Series 1997,
             (FGIC Insured), Prerefunded
             11/15/07 @ 44.73,
             5.270%+ 11/15/21............  Aaa/NR           1,071
   2,000    Lehigh County, Pennsylvania,
             Industrial Development
             Authority, PCR Refunding,
             (Pennsylvania Power and
             Light Company Project)
             Series 1992A, (MBIA
             Insured),
             6.400% 11/01/21.............  Aaa/AAA          2,190
   1,000    Monroeville, Pennsylvania,
             Hospital Authority, Hospital
             Revenue Refunding, (Forbes
             Health Systems - Allegheny
             University Medical Centers
             Project) Series 1995,
             5.750% 10/01/05.............  Ba3/B              961
   1,250    Pennsylvania State,
             Industrial Development
             Authority, Economic
             Development Revenue, Series
             1991A, Prerefunded 07/01/01
             @ 102,
             7.000% 01/01/11.............  NR/AAA           1,365
   1,000    Philadelphia, Pennsylvania,
             Gas Works Revenue Refunding,
             Series 1993-14,
             6.250% 07/01/08.............  Baa2/BBB         1,086
   1,725    Philadelphia, Pennsylvania,
             Hospital and Higher
             Education Facilities
             Authority, Hospital Revenue,
             (Frankford Hospital Project)
             Series 1993A,
             6.000% 06/01/14.............  A3/NR            1,885

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            PENNSYLVANIA -- (CONTINUED)
 $ 3,125    Philadelphia, Pennsylvania,
             Hospital and Higher
             Education Facilities
             Authority, Hospital Revenue,
             (Frankford Hospital Project)
             Series 1993A,
             6.000% 06/01/23.............  A3/NR         $  3,416
   4,800    Philadelphia, Pennsylvania,
             Industrial Development
             Authority, IDR Refunding,
             (Ashland Oil Inc. Project)
             Series 1993,
             5.700% 06/01/05.............  Baa1/NR          5,050
                                                         --------
                                                           20,288
                                                         --------
            RHODE ISLAND -- 0.4%
   2,845    Rhode Island State,
             Consolidated Capital
             Development Loan GO, Series
             1996A, (MBIA Insured),
             5.600% 08/01/10.............  Aaa/AAA          3,055
                                                         --------
            SOUTH CAROLINA -- 3.5%
   8,000    Florence County, South
             Carolina, Hospital Revenue,
             (McLeod Regional Hospital
             Center Project) Series
             1998A, (MBIA Insured),
             5.000% 11/01/18.............  Aaa/AAA          7,873
   4,000    Georgetown County, South
             Carolina, PCR Refunding,
             (International Paper
             Company) Series 1999A,
             5.125% 02/01/12.............  A3/BBB+          4,092
   1,500    Greenville, South Carolina,
             Water Utility Improvement
             Waterworks Revenue, Water
             Utility Improvements, Series
             1997,
             5.500% 02/01/22.............  Aa1/AA           1,548
   2,000    South Carolina, State Housing
             Finance and Development
             Authority, Revenue,
             (Homeownership Mortgage
             Purchase Project) Series
             1994A,
             6.375% 07/01/16.............  Aa/AA            2,131
   2,000    Spartanburg County, South
             Carolina, Solid Waste
             Disposal Facilities Revenue,
             (BMW U.S. Capital
             Corporation Project) Series
             1994, AMT, (GTY AGMT),
             7.550% 11/01/24.............  NR/NR            2,266

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            SOUTH CAROLINA -- (CONTINUED)
 $ 6,035    York County, South Carolina,
             IDR, Exempt Facility,
             (Hoechst Celanese
             Corporation Project) Series
             1994, AMT,
             5.700% 01/01/24.............  A2/A+         $  6,144
                                                         --------
                                                           24,054
                                                         --------
            TENNESSEE -- 2.1%
   2,500    Maury County, Tennessee,
             Industrial Development
             Board, Multi-Modal PCR
             Refunding, (General Motors
             Corporation - Saturn
             Corporation Project) Series
             1994,
             6.500% 09/01/24.............  A3/A             2,745
   2,750    McMinn County, Tennessee,
             Industrial Development
             Board, Recycling Facilities
             Revenue, (Bowater Inc.
             Project) Series 1992, AMT,
             7.400% 12/01/22.............  Baa1/BBB         3,032
   1,000    Memphis, Tennessee, GO
             Refunding, Series 1996,
             5.200% 11/01/10.............  Aa2/AA           1,042
   2,735    Memphis-Shelby County,
             Tennessee, Airport
             Authority, Special
             Facilities and Project
             Revenue Refunding, (Federal
             Express Corporation Project)
             Series 1992, AMT,
             6.750% 09/01/12.............  Baa2/BBB         2,978
   2,500    Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Water and
             Sewer Revenue Refunding,
             Series 1993, (FGIC Insured),
             5.200% 01/01/13.............  Aaa/AAA          2,628
   2,000    Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Water and
             Sewer Systems Revenue
             Refunding, Series 1996,
             (MBIA Insured),
             5.500% 01/01/14.............  Aaa/AAA          2,114
                                                         --------
                                                           14,539
                                                         --------
            TEXAS -- 11.9%
   4,000    Alliance Airport Authority
             Inc., Texas, Special
             Facilities Revenue,
             (American
             Corporation - American
             Airlines Inc. Project)
             Series 1991, AMT,
             7.000% 12/01/11.............  Baa2/BBB-        4,696
   2,000    Arlington Texas, Independent
             School District, GO, Series
             1991, (PSFG Insured),
             6.500% 08/15/03.............  Aaa/NR           2,210

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            TEXAS -- (CONTINUED)
 $ 2,470    Beaumont Texas, Independent
             School District, GO, Series
             1996, (PSFG Insured),
             5.000% 02/15/17.............  Aaa/AAA       $  2,461
   1,540    Bexar, Texas, Metropolitan
             Water District, Waterworks
             Revenue, Series 1995, (MBIA
             Insured), Prerefunded
             05/01/05 @ 102,
             6.000% 05/01/15.............  Aaa/AAA          1,729
   2,070    Bexar, Texas, Metropolitan
             Water District, Waterworks
             Revenue, Unrefunded Balance,
             Series 1995, (MBIA Insured),
             6.000% 05/01/15.............  Aaa/AAA          2,267
   1,000    Brazos River Authority,
             Texas, Revenue Refunding,
             (Houston Light and Power
             Company Project) Series
             1992B, (MBIA Insured),
             6.375% 04/01/12.............  Aaa/AAA          1,092
   2,575    Carrollton, Texas, Farmers
             Branch Independent School
             District, GO, Series 1996,
             (PSFG Insured),
             5.700% 02/15/17.............  Aaa/AAA          2,705
   1,275    Cypress-Fairbanks, Texas,
             Independent School District,
             GO, Series 1995, (PSFG
             Insured), Prerefunded
             02/15/05 @ 100,
             5.750% 02/15/16.............  Aaa/AAA          1,391
   4,805    Cypress-Fairbanks, Texas,
             Independent School District,
             GO, Unrefunded Balance,
             Series 1993A, (PSFG
             Insured),
             5.500% 02/15/11.............  Aaa/AAA          5,035
   1,750    Dallas County, Texas, GO,
             Series 1996,
             5.250% 08/15/16.............  Aaa/AAA          1,796
   1,000    Dallas, Texas, Independent
             School District, GO
             Refunding, Series 1995,
             (PSFG Insured),
             5.700% 08/15/12.............  Aaa/AAA          1,074
   1,075    Denton, Texas, Utility
             Systems Revenue Refunding,
             Series 1996A, (MBIA
             Insured),
             5.700% 12/01/10.............  Aaa/AAA          1,157
   1,000    Harris County, Texas, GO
             Revenue Refunding, (Toll
             Road Project) Sub Lien,
             Series 1991,
             6.750% 08/01/14.............  Aa2/AA           1,083

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            TEXAS -- (CONTINUED)
 $ 4,000    Harris County, Texas, Health
             Facilities Development
             Authority, Hospital Revenue,
             (Memorial Hospital Systems
             Project) Series 1997A, (MBIA
             Insured),
             4.875% 06/01/05.............  Aaa/AAA       $  4,145
   5,000    Houston, Texas, Airport
             Systems Revenue, Series
             1998B, AMT, (FGIC Insured),
             5.000% 07/01/16.............  Aaa/AAA          4,948
   4,000    Lower Neches Valley
             Authority, Texas, Industrial
             Development Corporation,
             Revenue Refunding, (Mobil
             Oil Refining Corporation
             Project) Series 1997,
             5.800% 05/01/22.............  Aa2/AA           4,258
   1,500    Lubbock, Texas, Health
             Facilities Development
             Corporation, Revenue, (St.
             Joseph Health Systems
             Project) Series 1993,
             5.500% 07/01/14.............  Aa/AA            1,546
   5,000    Lubbock, Texas, Health
             Facilities Development
             Revenue, (St. Joseph Health
             Systems Project) Series
             1998,
             5.000% 07/01/07.............  Aa3/AA           5,170
   2,000    North Central Texas, Health
             Facilities Development
             Corporation, Hospital
             Revenue, (Presbyterian
             Healthcare Project) Series
             1991A,
             6.625% 06/01/11.............  Aaa/NR           2,309
  13,500    North Central Texas, Health
             Facilities Development
             Corporation, Revenue
             Refunding, (Baylor Health
             Care System Project) Series
             1998,
             5.000% 05/15/17.............  Aa2/AA          13,248
   1,500    Plano, Texas, GO, Series
             1991, (FGIC Insured),
             Prerefunded 09/01/01 @ 100,
             6.750% 09/01/11.............  Aaa/AAA          1,610
   2,000    Texas City, Texas, IDR,
             Refunding, (Atlantic
             Richfield Company Project)
             Series 1990,
             7.375% 10/01/20.............  A2/A             2,578
   5,000    Texas State, Department of
             Housing and Community
             Affairs, Single-Family
             Mortgage Revenue, Series
             1997A, AMT, Class 3,
             (GNMA/FNMA COLL), (MBIA
             Insured),
             5.800% 09/01/29.............  Aaa/AAA          5,170

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            TEXAS -- (CONTINUED)
 $ 2,000    Texas State, GO Refunding,
             Series 1992A,
             6.000% 10/01/08.............  Aa2/AA        $  2,257
   2,000    Texas, Guadalupe Blanco River
             Authority, Revenue
             Refunding, (Standard Oil
             Company Project) Series
             1983,
             6.550% 05/01/13.............  Aa3/AA+          2,157
   3,000    University of Texas,
             Permanent University Fund
             Revenue Refunding, Series
             1992A,
             6.250% 07/01/13.............  Aaa/AAA          3,195
                                                         --------
                                                           81,287
                                                         --------
            UTAH -- 2.1%
   2,000    Emery County, Utah, PCR
             Refunding, (Pacificorp
             Project) Series 1993A,
             (AMBAC Insured),
             5.650% 11/01/23.............  Aaa/AAA          2,068
   8,300    Murray City, Utah, Hospital
             Revenue Refunding, (IHC
             Health Services, Inc.
             Project) Series 1996, (MBIA
             Insured),
             5.000% 05/15/22.............  Aaa/AAA          7,981
   2,000    Provo, Utah, Electric
             Revenue, Series 1980,
             10.125% 04/01/15............  Aaa/AAA          2,811
   1,300    Salt Lake City, Utah, Water
             and Sewer Revenue, Series
             1994, (AMBAC Insured),
             Prerefunded 02/01/04 @ 100,
             6.100% 02/01/14.............  Aaa/AAA          1,424
                                                         --------
                                                           14,284
                                                         --------
            VIRGINIA -- 3.0%
   2,900    Bedford County, Virginia,
             Industrial Development
             Authority, Revenue
             Refunding, (Georgia-Pacific
             Corporation Project) Series
             1998,
             4.600% 08/01/04.............  Baa2/NR          2,923
   2,000    Covington-Allegheny County,
             Virginia, IDR Refunding,
             (Westvaco Corporation
             Project) Series 1994,
             6.650% 09/01/18.............  A1/A             2,192
   2,830    Fairfax County, Virginia,
             Water Authority, Revenue,
             Unrefunded Balance, Series
             1992,
             6.000% 04/01/22.............  Aa2/AA           3,110
   1,670    Fairfax County, Virginia,
             Water Authority, Water
             Revenue Refunding, Series
             1992, Prerefunded 04/01/07 @
             102,
             6.000% 04/01/22.............  Aaa/AAA          1,899

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            VIRGINIA -- (CONTINUED)
 $ 1,000    Norfolk, Virginia, Capital
             Improvement GO, Series 1997,
             (FGIC Insured),
             5.375% 06/01/15.............  Aaa/AAA       $  1,039
   1,750    University of Virginia,
             University General Revenue,
             Series 1993A,
             5.200% 06/01/12.............  Aa1/AA+          1,801
   3,000    Virginia Commonwealth,
             Transportation Board,
             Transportation Program
             Revenue, (Oak Grove
             Connector Project ) Series
             1997A,
             5.250% 05/15/22.............  Aa2/AA           3,016
   3,000    Virginia State, GO Refunding,
             Series 1996,
             5.000% 06/01/10.............  Aaa/AAA          3,108
   1,500    Virginia State, Public School
             Authority, Special
             Obligation Revenue, Series
             1993,
             5.250% 07/15/09.............  Aaa/AAA          1,601
                                                         --------
                                                           20,689
                                                         --------
            WASHINGTON -- 8.0%
   5,000    Chelan County, Washington,
             Development Corporation PCR
             Refunding, (Alcoa, Inc.
             Project) Series 1995,
             5.850% 12/01/31.............  A1/A+            5,346
   2,310    Chelan County, Washington,
             Public Utilities District
             Division III, Revenue,
             Series 1997A, AMT, Mandatory
             Put 07/01/09 @ 100,
             5.600% 07/01/32.............  Aa3/AA           2,380
   2,480    Clark County, Washington,
             Sewer Revenue, Series 1996,
             (MBIA Insured),
             5.800% 12/01/11.............  Aaa/AAA          2,699
   1,035    King County, Washington,
             Library Systems, GO, Series
             1992,
             6.150% 12/01/10.............  Aa/AA            1,146
   2,000    King County, Washington,
             School District No. 415, GO,
             Series 1996, (FSA Insured),
             5.800% 06/01/13.............  Aaa/AAA          2,170
   3,000    King County, Washington,
             Sewer GO Refunding, Series
             1996C,
             5.250% 01/01/17.............  Aa1/AA+          3,031
   7,150    Pierce County, Washington,
             Economic Development
             Revenue, (Occidental
             Petroleum Corporation
             Project) Series 1993, AMT,
             5.800% 09/01/29.............  Baa2/BBB         7,210

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            WASHINGTON -- (CONTINUED)
 $ 2,500    Public Industrial
             Corporation, Port
             Camas - Washougal,
             Washington, PCR Refunding,
             (James River Corporation of
             Virginia Project) Series
             1993,
             6.700% 04/01/23.............  NR/BBB-       $  2,643
   2,000    Seattle, Washington, GO,
             Series 1996A,
             5.625% 01/15/10.............  Aa1/AA+          2,129
   2,000    Seattle, Washington,
             Municipal Light and Power
             Revenue, Series 1994,
             Prerefunded 07/01/04 @ 102,
             6.625% 07/01/16.............  Aa/AA            2,283
   1,400    Seattle, Washington, Water
             Systems Revenue Refunding,
             Series 1993,
             5.500% 06/01/18.............  Aa2/AA           1,435
   3,500    Washington State, GO
             Refunding, Series 1991R-92A,
             6.500% 09/01/04.............  Aa1/AA+          3,748
   5,000    Washington State, GO, Series
             1990A,
             6.750% 02/01/15.............  Aa1/AA+          6,066
   3,000    Washington State, GO, Series
             1992-93A,
             5.750% 10/01/12.............  Aa1/AA+          3,331
   5,000    Washington State, Public
             Power Supply System Revenue
             Refunding, Series 1996A,
             (MBIA Insured),
             5.750% 07/01/11.............  Aaa/AAA          5,400
   3,000    Washington State, Public
             Power Supply Systems Revenue
             Refunding, Series 1993B,
             (FSA Insured),
             5.400% 07/01/05.............  Aaa/AAA          3,213
                                                         --------
                                                           54,230
                                                         --------
            WEST VIRGINIA -- 0.7%
   1,450    Jefferson County, West
             Virginia, Board of
             Education, GO, Series 1989,
             (FGIC Insured),
             6.850% 07/01/07.............  Aaa/AAA          1,707
   1,560    Jefferson County, West
             Virginia, Board of
             Education, GO, Series 1989,
             (FGIC Insured),
             6.850% 07/01/08.............  Aaa/AAA          1,861
   1,000    West Virginia University,
             State University Systems
             Revenue, (Marshall
             University Library) Series
             1996, (AMBAC Insured),
             5.750% 04/01/16.............  Aaa/AAA          1,064
                                                         --------
                                                            4,632
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Municipal Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            WISCONSIN -- 0.2%
 $ 1,000    Wisconsin State, GO
             Refunding, Series 1993-1,
             5.800% 11/01/08.............  Aa2/AA        $  1,117
                                                         --------
            WYOMING -- 0.4%
   2,300    Campbell County, Wyoming,
             School District Number 001
             Gillette, GO, Series 1996,
             (SCH BD GTY),
             5.550% 06/01/06.............  Aaa/AAA          2,486
                                                         --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost: $611,823).........................    659,301
                                                         --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 2.2%
             (Cost $14,765)
  14,765    AIM Tax-Exempt Fund........................      14,765
                                                           --------
            TOTAL INVESTMENTS
            (Cost $626,588*)....................   99.1%    674,066
                                                           --------
            OTHER ASSETS AND
            LIABILITIES (NET)...................    0.9%
            Cash.......................................    $      1
            Receivable for Fund shares sold............         829
            Interest receivable........................      10,437
            Prepaid expenses...........................           9
            Payable for Fund shares redeemed...........      (1,968)
            Investment advisory fee payable............        (209)
            Administration fee payable.................         (85)
            Shareholder servicing and distribution fees         (34)
             payable...................................
            Distributions payable......................      (2,692)
            Accrued Trustees' fees and expenses........         (13)
            Accrued expenses and other liabilities.....        (127)
                                                           --------
            TOTAL OTHER ASSETS AND                            6,148
             LIABILITIES (NET).........................
                                                           --------
            NET ASSETS..........................  100.0%   $680,214
                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $    602
            Accumulated net realized gain on                    784
             investments sold..........................
            Net unrealized appreciation of                   47,478
             investments...............................
            Paid-in capital............................     631,350
                                                           --------
            NET ASSETS.................................    $680,214
                                                           ========


-------------------------------------------------------------------
---------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($635,628,991/55,388,457
             shares outstanding).......................      $11.48
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($28,625,083/2,494,274 shares
             outstanding)..............................      $11.48
                                                             ------
                                                             ------
            Maximum sales charge.......................       4.75%
            Maximum offering price per share...........      $12.05
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($13,810,148/1,203,412 shares
             outstanding)..............................      $11.48
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($2,149,321/187,289 shares
             outstanding)..............................      $11.48
                                                             ------
                                                             ------

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $47,891 and gross depreciation of $413 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $626,588.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations Municipal Income Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   MBIA                                                                   16.89%

Nations Municipal Income Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Industrial Development Revenue/
     Pollution Control Revenue                                            24.61%
   Hospital Revenue                                                       11.48%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Florida Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 95.7%
            FLORIDA -- 94.6%
 $ 2,000    Alachua County, Florida,
             Health Facilities Authority,
             Revenue, (Shands Hospital at
             the University of Florida
             Project) Series 1992, (MBIA
             Insured),
             6.100% 12/01/05..............  Aaa/AAA       $  2,151
   3,375    Bay County, Florida, PCR
             Refunding, (International
             Paper Company Project) Series
             1998A,
             5.100% 09/01/12..............  A3/BBB+          3,430
   1,000    Bay Medical Center, Florida,
             Hospital Revenue Refunding,
             (Bay Medical Center Project)
             Series 1996, (AMBAC Insured),
             5.000% 10/01/05..............  Aaa/AAA          1,054
   2,000    Bay Medical Center, Florida,
             Hospital Revenue Refunding,
             (Bay Medical Center Project)
             Series 1996, (AMBAC Insured),
             5.450% 10/01/12..............  Aaa/AAA          2,124
   2,000    Boca Raton, Florida, Water and
             Sewer Revenue Refunding,
             Series 1992,
             5.600% 10/01/04..............  Aa/AA-           2,128
   1,000    Brevard County, Florida,
             Health Facilities Authority,
             Revenue Refunding, (Wuesthoff
             Memorial Hospital Project)
             Series 1996, (MBIA Insured),
             6.250% 04/01/06..............  Aaa/AAA          1,125
   1,000    Broward County, Florida, Gas
             Tax Revenue, Series 1991,
             Prerefunded 09/01/01 @ 101,
             6.400% 09/01/03..............  A1/AA-           1,074
   2,000    Broward County, Florida, GO
             Refunding, Series 1992C,
             5.600% 01/01/01..............  Aa2/AA           2,072
   3,000    Broward County, Florida, GO
             Refunding, Series 1992C,
             6.200% 01/01/07..............  Aa2/AA           3,234
   2,000    Broward County, Florida,
             School District, GO
             Refunding, Series 1992,
             6.000% 02/15/07..............  A1/AA-           2,150
   2,000    Broward County, Florida, Solid
             Waste Systems Revenue, Series
             1993A, (MBIA Insured),
             5.500% 07/01/04..............  Aaa/AAA          2,151
   1,000    Citrus County, Florida, PCR
             Refunding, (Crystal River
             Power Plant - Florida Power
             Corporation Project) Series
             1992B,
             6.350% 02/01/22..............  A1/A+            1,082

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            FLORIDA -- (CONTINUED)
 $ 3,000    Clearwater Florida, Water and
             Sewer Authority, Revenue,
             Series 1993, (AMBAC Insured),
             5.000% 12/01/02..............  Aaa/AAA       $  3,137
   2,275    Clearwater, Florida, Water and
             Sewer Authority, Revenue
             Refunding, Series 1998, (FGIC
             Insured),
             4.910%+ 12/01/11.............  Aaa/AAA          1,231
   1,000    Clearwater, Florida, Water and
             Sewer Authority, Revenue
             Refunding, Series 1998, (FGIC
             Insured),
             5.060%+ 12/01/13.............  Aaa/AAA            480
   1,000    Collier County, Florida, Water
             and Sewer District Revenue,
             Series 1992, (FGIC Insured),
             6.375% 07/01/10..............  Aaa/AAA          1,100
   1,650    Dade County, Florida School
             District, GO Refunding,
             Series 1993, (AMBAC Insured),
             5.000% 07/15/01..............  Aaa/AAA          1,704
   1,000    Dade County, Florida, Aviation
             Facility Revenue Refunding,
             Series 1994B, AMT, (AMBAC
             Insured),
             6.300% 10/01/05..............  Aaa/AAA          1,127
   3,000    Dade County, Florida, Water
             and Sewer Systems Revenue
             Refunding, Series 1993, (FGIC
             Insured),
             5.000% 10/01/00..............  Aaa/AAA          3,075
   2,000    Delray Beach, Florida, Water
             and Sewer Revenue Refunding,
             Series 1993A, (AMBAC
             Insured),
             5.000% 10/01/02..............  Aaa/AAA          2,087
   1,000    Delray Beach, Florida, Water
             and Sewer Revenue Refunding,
             Series 1993A, (AMBAC
             Insured),
             5.000% 10/01/03..............  Aaa/AAA          1,051
   1,565    Dunes, Florida, Community
             Development District, Revenue
             Refunding, (Intracoastal
             Waterway Bridge) Series 1993,
             5.300% 10/01/03..............  NR/BBB           1,636
   1,900    Dunes, Florida, Community
             Development District, Revenue
             Refunding, (Intracoastal
             Waterway Bridge) Series 1993,
             5.400% 10/01/04..............  NR/BBB           2,003
   1,890    Duval County, Florida, Housing
             Finance Authority, Multi-
             Family Mortgage Revenue
             Refunding, (The Cove Project)
             Series 1992,
             6.100% 10/01/02..............  NR/AAA           1,982

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Florida Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $ 7,135    Escambia County, Florida,
             Health Facilities Revenue,
             (Charity Obligation Group
             Project) Series 1998C,
             5.000% 11/01/18..............  Aa2/AA+       $  7,003
   3,600    Escambia County, Florida, PCR,
             (Champion International
             Corporation Project) Series
             1996, AMT,
             6.400% 09/01/30..............  Baa1/NR          3,827
   1,700    Escambia County, Florida,
             Utilities Authority Systems
             Revenue, Series 1996, (FGIC
             Insured),
             5.625% 01/01/21..............  Aaa/AAA          1,779
   1,000    Florida State Division Bond,
             Financial Department of
             General Services Revenue
             Refunding, Florida Facilities
             Pool, Series 1993, (AMBAC
             Insured),
             4.800% 09/01/01..............  Aaa/AAA          1,030
   1,500    Florida State, Board of
             Education, Capital Outlay GO,
             Unrefunded Balance, Series
             1989A,
             7.250% 06/01/23..............  Aa2/AA+          1,589
   1,450    Florida State, Board of
             Education, Public Education
             Capital Outlay GO Refunding,
             Series 1992,
             5.500% 06/01/01..............  Aa2/AA+          1,511
   1,000    Florida State, Board of
             Education, Public Education
             Capital Outlay GO Refunding,
             Series 1993A,
             5.000% 06/01/08..............  Aa2/AA+          1,055
   1,000    Florida State, Board of
             Education, Public Education
             Capital Outlay GO, Series
             1992C, Prerefunded 06/01/02 @
             101,
             6.500% 06/01/11..............  Aaa/AA+          1,092
   4,000    Florida State, Board of
             Education, Public Education
             Capital Outlay GO, Series
             1993D,
             5.200% 06/01/11..............  Aa2/AA+          4,176
   3,030    Florida State, Board of
             Regents, University System
             Improvement Revenue
             Refunding, Series 1997A,
             5.000% 07/01/16..............  Aa3/AA-          3,050
   1,500    Florida State, Department of
             Transportation, GO, (Right of
             Way Bridge Project) Series
             1996,
             5.375% 07/01/26..............  Aa2/AA+          1,537
      70    Florida State, Department of
             Transportation, GO, (Right of
             Way Bridge Project) Series
             1997B,
             5.000% 07/01/27..............  Aa2/AA+             69

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            FLORIDA -- (CONTINUED)
 $ 3,000    Florida State, Division of
             Bond Financing, Department of
             General Services Revenue,
             (Department of Natural
             Resources - Preservation 2000
             Project) Series 1991A, (AMBAC
             Insured),
             6.250% 07/01/01..............  Aaa/AAA       $  3,176
   2,000    Florida State, Division of
             Bond Financing, Department of
             General Services Revenue,
             (Department of Natural
             Resources - Preservation 2000
             Project) Series 1992A, (AMBAC
             Insured),
             5.800% 07/01/01..............  Aaa/AAA          2,099
   1,000    Florida State, Division of
             Bond Financing, Department of
             General Services Revenue,
             (Department of Natural
             Resources - Preservation 2000
             Project) Series 1992A, (AMBAC
             Insured), Prerefunded
             07/01/02
             @ 101,
             6.250% 07/01/06..............  Aaa/AAA          1,087
   1,805    Florida State, Jacksonville
             Transportation Authority, GO
             Refunding, Senior Lien,
             Series 1997,
             6.000% 07/01/05..............  Aa/AA+           2,001
   5,000    Florida, Gas Utilities
             Revenue, (Gas Project Number
             One) Series 1998, (FSA
             Insured),
             5.000% 12/01/08..............  Aaa/AAA          5,277
   2,000    Florida, Greater Orlando
             Aviation Authority, Revenue
             Refunding, Series 1992B,
             (FGIC Insured),
             6.200% 10/01/03..............  Aaa/AAA          2,193
   4,000    Florida, Housing Finance
             Agency, Multi-Family Housing
             Revenue Refunding, (Altamonte
             Project) Series 1994C,
             Mandatory Put 12/01/03 @ 100,
             7.000% 12/01/24..............  NR/BBB+          4,384
   1,000    Florida, Housing Finance
             Agency, Multi-Family Housing
             Revenue Refunding, (United
             Dominion Realty
             Trust - Andover Project)
             Series 1996E, AMT, Mandatory
             Put 05/01/08
             @ 100,
             6.350% 05/01/26..............  NR/BBB+          1,079
   1,160    Florida, Housing Finance
             Agency, Revenue Refunding,
             (The Vineyards Project)
             Series 1995H,
             5.875% 11/01/05..............  NR/BBB+          1,220
   1,000    Florida, Housing Finance
             Agency, Revenue Refunding,
             (The Vineyards Project)
             Series 1995H,
             6.400% 11/01/15..............  NR/BBB+          1,072

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Florida Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $ 2,440    Florida, Housing Finance
             Corporation, Revenue
             (Homeowner Mortgage Project)
             Series 1998-1, (MBIA
             Insured),
             4.950% 07/01/11..............  Aaa/AAA       $  2,454
   3,000    Florida, Orlando and Orange
             County Expressway Authority,
             Revenue Refunding, Senior
             Lien, Series 1993, (AMBAC
             Insured),
             5.000% 07/01/03..............  Aaa/AAA          3,145
   1,000    Florida, Ports Financing
             Commission, Revenue, (State
             Transportation Trust Fund
             Project) Series 1996, AMT,
             (MBIA Insured),
             5.375% 06/01/16..............  Aaa/AAA          1,032
   1,000    Gainesville, Florida, Utility
             Systems Revenue, Series
             1996A,
             5.750% 10/01/07..............  Aa3/AA           1,113
   3,200    Greater Orlando, Aviation
             Authority, Revenue Refunding,
             Series 1992D, (AMBAC
             Insured),
             5.450% 10/01/01..............  Aaa/AAA          3,348
   2,000    Greater Orlando, Aviation
             Authority, Revenue Refunding,
             Series 1992D, (AMBAC
             Insured),
             5.600% 10/01/02..............  Aaa/AAA          2,126
   1,375    Hialeah, Florida, Capital
             Improvement Revenue, Series
             1993,
             5.500% 10/01/18..............  Baa1/NR          1,376
   3,170    Hillsborough County, Florida,
             Aviation Authority Revenue
             Refunding, (Tampa
             International Airport
             Project) Series 1997A, AMT,
             (AMBAC Insured),
             5.750% 10/01/07..............  Aaa/AAA          3,481
   1,000    Hillsborough County, Florida,
             Capital Improvement Revenue
             Refunding, (County Center
             Project) Series 1996B, (MBIA
             Insured),
             5.000% 07/01/11..............  Aaa/AAA          1,030
   2,640    Hillsborough County, Florida,
             Environmentally Sensitive
             Lands, Series 1992, (AMBAC
             Insured),
             6.250% 07/01/06..............  Aaa/AAA          2,893
   3,500    Hillsborough County, Florida,
             IDR Refunding, (Tampa
             Electric Company Project)
             Series 1992,
             8.000% 05/01/22..............  Aa3/AA           3,981

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            FLORIDA -- (CONTINUED)
 $ 1,500    Indian River County, Florida,
             School District, GO
             Refunding, Series 1993, (FSA
             Insured),
             5.000% 04/01/03..............  Aaa/AAA       $  1,568
   1,800    Indian River County, Florida,
             School District, GO
             Refunding, Series 1993, (FSA
             Insured),
             5.000% 04/01/04..............  Aaa/AAA          1,890
   1,750    Indian River County, Florida,
             School District, GO
             Refunding, Series 1993, (FSA
             Insured),
             5.100% 04/01/05..............  Aaa/AAA          1,850
   1,000    Indian River County, Florida,
             Water and Sewer Revenue
             Refunding, Series 1993A,
             (FGIC Insured),
             5.200% 09/01/05..............  Aaa/AAA          1,067
   1,000    Jacksonville Beach, Florida,
             Utilities Revenue, Series
             1991, (MBIA Insured),
             Prerefunded 10/01/01 @ 102,
             6.500% 10/01/12..............  Aaa/AAA          1,089
   2,000    Jacksonville, Florida,
             Electric Systems Authority,
             Revenue Refunding, (St. Johns
             River Project) Issue 2,
             Series 1995-6C,
             6.400% 10/01/00..............  Aa1/AA           2,090
   1,000    Jacksonville, Florida,
             Electric Systems Authority,
             Revenue, Series 1993A,
             5.200% 10/01/02..............  Aa2/AA           1,049
   1,000    Jacksonville, Florida, Excise
             Tax Revenue Refunding, Series
             1995A, (FGIC Insured),
             5.000% 10/01/09..............  Aaa/AAA          1,053
   1,000    Jacksonville, Florida, Health
             Facilities Authority,
             Hospital Revenue Refunding,
             (Daughters of Charity
             Project) Series 1993A,
             5.000% 11/15/15..............  Aa2/AA+            992
   1,375    Jacksonville, Florida, Health
             Facilities Authority,
             Hospital Revenue Refunding,
             (St. Lukes Hospital
             Association Project) Series
             1991,
             6.750% 11/15/02..............  NR/AA+           1,497
   4,200    Jacksonville, Florida, Health
             Facilities Authority,
             Hospital Revenue, Series
             1997B,
             5.400% 08/15/18..............  Aa2/AA+          4,306
   2,000    Lakeland, Florida, Electricity
             and Water Revenue Refunding,
             Series 1992,
             5.625% 10/01/04..............  A1/AA-           2,169
   1,000    Leon County, Florida, School
             District, GO Refunding,
             Series 1991,
             6.200% 07/01/04..............  A1/A+            1,052

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Florida Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $ 1,500    Miami Beach, Florida, GO
             Refunding, Series 1993, (FGIC
             Insured),
             5.300% 09/01/03..............  Aaa/AAA       $  1,593
   2,000    Miami, Florida, GO Refunding,
             Series 1992, (FGIC Insured),
             5.600% 12/01/03..............  Aaa/AAA          2,155
   3,500    Miami-Dade County, Florida,
             Aviation Revenue, AMT, Series
             1998C, (MBIA Insured),
             5.250% 10/01/15..............  Aaa/AAA          3,573
   3,000    Miami-Dade County, Florida,
             Aviation Revenue, Series
             1998C, AMT, (MBIA Insured),
             5.000% 10/01/23..............  Aaa/AAA          2,930
   2,000    Miami-Dade County, Florida,
             Aviation Revenue, Series
             1998C, AMT, (MBIA Insured),
             5.000% 10/01/28..............  Aaa/AAA          1,949
   1,000    Naples, Florida, Water and
             Sewer Revenue Refunding,
             Series 1992, (FGIC Insured),
             6.400% 09/01/07..............  Aaa/AAA          1,098
   3,000    North Broward, Florida,
             Hospital District Revenue
             Refunding, Series 1992, (MBIA
             Insured), Prerefunded
             01/01/02
             @ 102,
             6.250% 01/01/06..............  Aaa/AAA          3,251
   2,000    Orange County, Florida, Health
             Facilities Authority,
             Hospital Revenue, (Orlando
             Regional Healthcare Project)
             Series 1993A, (MBIA Insured),
             5.400% 11/01/02..............  Aaa/AAA          2,112
   2,000    Orange County, Florida, Health
             Facilities Authority,
             Hospital Revenue, (Orlando
             Regional Healthcare Project)
             Series 1996A, (MBIA Insured),
             6.250% 10/01/16..............  Aaa/AAA          2,305
   1,375    Orange County, Florida, Health
             Facilities Authority, Revenue
             Refunding, (Lakeside
             Alternatives, Inc. Project)
             Series 1995,
             6.250% 07/01/05..............  NR/BBB           1,489
   3,000    Orange County, Florida, Health
             Facilities, Authority,
             Hospital Revenue, (Orlando
             Regional Healthcare Project)
             Series 1993B, (MBIA Insured),
             4.400% 10/01/02..............  Aaa/AAA          3,069

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            FLORIDA -- (CONTINUED)
 $ 1,735    Orange County, Florida,
             Housing Finance Authority,
             Single-Family Mortgage
             Revenue, Series 1997A, AMT,
             (GNMA/FNMA),
             5.900% 09/01/19..............  NR/AAA        $  1,835
   2,000    Orlando and Orange County,
             Florida, Expressway
             Authority, Revenue, Junior
             Lien, Series 1990, (FGIC
             Insured),
             6.500% 07/01/10..............  Aaa/AAA          2,364
   2,425    Orlando, Florida, Greater
             Orlando Aviation Authority,
             Airport Facilities Revenue
             Refunding, Series 1998, AMT,
             (FGIC Insured),
             5.250% 10/01/11..............  Aaa/AAA          2,541
   3,000    Orlando, Florida, Utilities
             Commission, Water and
             Electric Revenue Refunding,
             Series 1992,
             5.600% 10/01/03..............  Aa1/AA           3,227
   2,000    Orlando, Florida, Utilities
             Commission, Water and
             Electricity Revenue
             Refunding, Series 1993B,
             5.400% 10/01/08..............  Aa2/AA-          2,123
   2,000    Palm Beach County, Florida, GO
             Refunding, Series 1998
             5.500% 12/01/11..............  Aa2/AA           2,179
   1,250    Palm Beach County, Florida,
             GO, Series 1991, Prerefunded
             10/01/01 @ 102,
             6.600% 10/01/11..............  NR/NR            1,360
   1,750    Palm Beach County, Florida,
             GO, Series 1994,
             6.875% 12/01/03..............  Aa2/AA           1,980
   1,300    Palm Beach County, Florida,
             GO, Series 1994,
             7.000% 12/01/04..............  Aa2/AA           1,502
   1,000    Palm Beach County, Florida,
             Health Facilities Authority,
             Hospital Revenue, (Good
             Samaritans Health System
             Project) Series 1993,
             6.100% 10/01/05..............  Aaa/A+           1,102
   4,400    Palm Beach County, Florida,
             Housing Finance Authority,
             Single Family Mortgage,
             Revenue Refunding, Series
             1999A, AMT, (GNMA/FNMA COLL),
             4.850% 04/01/32..............  Aaa/NR           4,397
   2,000    Palm Beach County, Florida,
             School District, GO
             Refunding, Series 1992,
             (AMBAC Insured),
             6.000% 08/01/06..............  Aaa/AAA          2,150
   2,000    Palm Beach County, Florida,
             Stadium Facilities Revenue,
             Series 1996, (MBIA Insured),
             5.250% 12/01/16..............  Aaa/AAA          2,064

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Florida Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $ 1,250    Pembroke Pines, Florida,
             Consolidated Utilities
             Systems Revenue, Series 1992,
             (FGIC Insured),
             6.250% 09/01/07..............  Aaa/AAA       $  1,346
   1,400    Pinellas County, Florida,
             Health Facilities Authority,
             Hospital Revenue, (Morton
             Plant Hospital Association
             Project) Series 1993, (MBIA
             Insured),
             4.900% 11/15/02..............  Aaa/AAA          1,456
   1,000    Pinellas County, Florida, PCR
             Refunding, (Anclote & Barton
             Power Plants - Florida Power
             Corporation Project) Series
             1991,
             7.200% 12/01/14..............  A1/A+            1,085
   2,000    Pinellas County, Florida,
             Resource Recovery Revenue
             Refunding, Series 1990A,
             (MBIA Insured),
             6.600% 10/01/00..............  Aaa/AAA          2,096
   2,500    Pinellas County, Florida,
             Resource Recovery Revenue
             Refunding, Series 1990A,
             (MBIA Insured),
             6.800% 10/01/02..............  Aaa/AAA          2,667
   1,690    Reedy Creek, Florida,
             Improvement District,
             Revenue, Unrefunded Balance,
             Series 1991A,
             6.400% 06/01/07..............  A1/A+            1,792
   1,010    Reedy Creek, Florida,
             Improvement District, Series
             1991A, Prerefunded 06/01/01 @
             101,
             6.400% 06/01/07..............  A1/A+            1,078
   1,200    Sarasota County, Florida, GO
             Refunding, Series 1992, (FGIC
             Insured),
             6.100% 10/01/02..............  Aaa/AAA          1,291
   1,650    Sarasota County, Florida,
             Public Hospital Board,
             Revenue Refunding, (Sarasota
             Memorial Hospital Project)
             Series 1997B, (MBIA Insured),
             5.000% 10/01/07..............  Aaa/NR           1,738
   1,750    Sarasota County, Florida,
             Public Hospital Board,
             Revenue Refunding, (Sarasota
             Memorial Hospital Project)
             Series 1998B, (MBIA Insured),
             5.250% 07/01/11..............  Aaa/AAA          1,850
   1,000    Sarasota, Florida, Water and
             Sewer Utility Revenue
             Refunding, Series 1992, (FGIC
             Insured),
             6.000% 10/01/02..............  Aaa/AAA          1,076

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            FLORIDA -- (CONTINUED)
 $ 2,100    Seminole County, Florida,
             School District, GO
             Refunding, Series 1992, (MBIA
             Insured),
             5.900% 08/01/02..............  Aaa/AAA       $  2,246
     850    St. Johns County, Florida,
             Industrial Development
             Authority, Revenue, (Flagler
             Hospital, Inc. Project)
             Series 1992,
             5.700% 08/01/02..............  A2/A-              891
     945    St. Johns County, Florida,
             Industrial Development
             Authority, Revenue, (Flagler
             Hospital, Inc. Project)
             Series 1992,
             6.000% 08/01/08..............  A2/A-            1,005
   2,000    St. Lucie County, Florida,
             School District, GO
             Refunding, Series 1992,
             (AMBAC Insured),
             6.000% 07/01/03..............  Aaa/AAA          2,171
   1,000    St. Lucie County, Florida,
             School District, GO, Series
             1997, (FGIC Insured),
             5.875% 02/01/07..............  Aaa/AAA          1,110
   2,000    St. Petersburg, Florida,
             Utility Tax Revenue
             Refunding, Series 1992,
             (AMBAC Insured),
             6.000% 06/01/05..............  Aaa/AAA          2,161
   1,000    Tallahassee, Florida, Health
             Facilities Revenue Refunding,
             (Tallahassee Memorial Medical
             Center Project) Series 1992B,
             (MBIA Insured),
             5.750% 12/01/04..............  Aaa/AAA          1,080
   1,000    Tallahassee, Florida, Health
             Facilities Revenue Refunding,
             (Tallahassee Memorial
             Regional Medical Center
             Project) Series 1992A, (MBIA
             Insured),
             5.750% 12/01/04..............  Aaa/AAA          1,080
   2,750    Tampa Hillsborough County,
             Florida, Expressway Authority
             Revenue, Series 1997, (AMBAC
             Insured),
             5.000% 07/01/27..............  Aaa/AAA          2,720
   1,000    Tampa, Florida, Capital
             Improvement Authority,
             Hospital Revenue, (H. Lee
             Moffitt Project) Series A,
             4.875% 07/01/13..............  A3/A               983
   2,000    Tampa, Florida, Health Systems
             Revenue, (Catholic Health
             Project) Series 1998A-1,
             (MBIA Insured),
             4.875% 11/15/15..............  Aaa/AAA          1,970

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Florida Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $ 3,170    Tampa, Florida, Sports
             Authority, Local Optional
             Sales Tax Revenue, (Stadium
             Project) Series 1997, (MBIA
             Insured),
             6.000% 01/01/07..............  Aaa/AAA       $  3,537
   1,000    Tampa, Florida, Water and
             Sewer Revenue, Series 1993A,
             (FGIC Insured),
             5.000% 10/01/02..............  Aaa/AAA          1,044
   1,000    Tampa, Florida, Water and
             Sewer Revenue, Series 1995,
             (FGIC Insured),
             5.125% 10/01/17..............  Aaa/AAA          1,014
   1,025    Venice, Florida, Health
             Facilities Revenue, (Venice
             Hospital Inc. Project) Series
             1994,
             5.300% 12/01/02..............  Aaa/NR           1,078
   1,000    Venice, Florida, Stormwater
             and Drain Revenue, Series
             1996, (AMBAC Insured),
             5.600% 05/01/16..............  Aaa/AAA          1,055
                                                          --------
                                                           240,313
                                                          --------
            PUERTO RICO -- 1.1%
   1,650    Puerto Rico, Industrial
             Medical and Environmental
             Pollution Control Facilities
             Finance Authority, Higher
             Education Revenue Refunding,
             (Catholic University of
             Puerto Rico Project) Series
             1993,
             5.600% 12/01/07..............  NR/BBB-          1,750
   1,000    Puerto Rico, Industrial
             Tourist Educational Medical
             and Environmental Control
             Facilities Financing
             Authority, Revenue, (Ryder
             Memorial Hospital Project)
             Series 1994A,
             6.600% 05/01/14..............  NR/BBB           1,075
                                                          --------
                                                             2,825
                                                          --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost: $231,597)..........................    243,138
                                                          --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 4.5%
             (Cost $11,296)
 11,296     AIM Tax-Exempt Fund........................      11,296
                                                           --------
            TOTAL INVESTMENTS
            (Cost $242,893*)....................  100.2%    254,434
                                                           --------

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
            OTHER ASSETS AND
            LIABILITIES (NET)...................  (0.2)%
            Receivable for Fund shares sold............    $    566
            Interest receivable........................       4,454
            Prepaid expenses...........................           3
            Payable for Fund shares redeemed...........         (57)
            Investment advisory fee payable............         (61)
            Administration fee payable.................         (31)
            Shareholder servicing and distribution fees         (15)
             payable...................................
            Distributions payable......................        (974)
            Payable for investment securities                (4,400)
             purchased.................................
            Accrued Trustees' fees and expenses........         (11)
            Accrued expenses and other liabilities.....         (89)
                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)...        (615)
                                                           --------
            NET ASSETS..........................  100.0%   $253,819
                                                           ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on               $   (520)
             investments sold..........................
            Net unrealized appreciation of                   11,541
             investments...............................
            Paid-in capital............................     242,798
                                                           --------
            NET ASSETS.................................    $253,819
                                                           ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($234,529,746/21,736,333
             shares outstanding).......................      $10.79
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($12,783,148/1,184,694 shares
             outstanding)..............................      $10.79
                                                             ------
                                                             ------
            Maximum sales charge.......................       3.25%
            Maximum offering price per share...........      $11.15
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($5,089,556/471,695 shares
             outstanding)..............................      $10.79
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($1,416,148/131,229 shares
             outstanding)..............................      $10.79
                                                             ------
                                                             ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $11,698 and gross depreciation of $157 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $242,893.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations Florida Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   MBIA                                                                   20.49%
   AMBAC                                                                  17.70%
   FGIC                                                                   11.27%

Nations Florida Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Hospital Revenue                                                       17.33%
   Transportation Revenue                                                 13.39%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Florida Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.3%
            FLORIDA -- 84.3%
 $  940     Alachua County, Florida,
             Health Facilities Authority,
             Revenue Refunding, (Santa Fe
             Healthcare Facilities, Inc.
             Project) Series 1993,
             6.000% 11/15/09..............  Baa1/AAA      $  1,022
  1,000     Alachua County, Florida,
             Health Facilities Authority,
             Revenue, (Shands Teaching
             Hospital/Clinic Project)
             Series 1996A, (MBIA Insured),
             5.000% 12/01/04..............  Aaa/AAA          1,054
  1,000     Alachua County, Florida,
             Public Improvement Revenue
             Refunding, Series 1995, (FSA
             Insured),
             5.000% 08/01/14..............  Aaa/AAA          1,016
  1,000     Bay County, Florida, PCR
             Refunding, (International
             Paper Company Project) Series
             1998A,
             5.100% 09/01/12..............  A3/BBB+          1,016
  2,550     Brevard County, Florida,
             Health Facilities Authority,
             Revenue, (Holmes Regional
             Medical Center, Inc. Project)
             Series 1996, (MBIA Insured),
             5.625% 10/01/14..............  Aaa/AAA          2,712
  1,000     Canaveral, Florida, Port
             Authority, Port Improvement
             Revenue Refunding, Series
             1996B, (FGIC Insured),
             5.700% 06/01/13..............  Aaa/AAA          1,072
  2,250     Charlotte County, Florida,
             Utility Revenue Refunding,
             Series 1996A, (FGIC Insured),
             5.625% 10/01/16..............  Aaa/AAA          2,397
  1,000     Citrus County, Florida, PCR
             Refunding, (Crystal River
             Power Plant - Florida Power
             Corporation Project) Series
             1992B,
             6.350% 02/01/22..............  A1/A+            1,082
    700     Collier County, Florida,
             Health Facilities Authority,
             Revenue Refunding, (Moorings,
             Inc. Project) Series 1994,
             6.250% 12/01/07..............  NR/BBB+            766
    700     Collier County, Florida,
             Health Facilities Authority,
             Revenue Refunding, (Moorings,
             Inc. Project) Series 1994,
             6.375% 12/01/08..............  NR/BBB+            767
  5,175     Collier County, Florida,
             Health Facilities Authority,
             Revenue Refunding, (Moorings,
             Inc. Project) Series 1994,
             7.000% 12/01/19..............  NR/BBB+          5,731

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            FLORIDA -- (CONTINUED)
 $2,500     Dade County, Florida, Aviation
             Revenue, Series 1996A, AMT,
             (MBIA Insured),
             5.750% 10/01/12..............  Aaa/AAA       $  2,693
  1,000     Dade County, Florida, School
             District, GO, Series 1994A,
             (MBIA Insured),
             6.125% 06/01/14..............  Aaa/AAA          1,121
  1,500     Dade County, Florida, Water
             and Sewer System Revenue
             Refunding, Series 1993, (FGIC
             Insured),
             5.000% 10/01/13..............  Aaa/AAA          1,522
  4,000     Escambia County, Florida,
             Health Facilities Revenue,
             (Charity Obligation Group
             Project) Series 1998C,
             5.000% 11/01/28..............  Aa2/AA+          3,880
  1,000     Escambia County, Florida, PCR,
             (Champion International
             Corporation Project) Series
             1994, AMT,
             6.900% 08/01/22..............  Baa1/BBB         1,095
  1,000     Escambia County, Florida, PCR,
             (Champion International
             Corporation Project) Series
             1996, AMT,
             6.400% 09/01/30..............  Baa1/NR          1,063
  1,000     Florida State, Board of
             Education, Capital Outlay GO,
             Unrefunded Balance, Series
             1989A,
             7.250% 06/01/23..............  Aa2/AA+          1,059
  1,000     Florida State, Board of
             Education, Public Education
             Capital Outlay GO Refunding,
             Series 1993A,
             5.000% 06/01/08..............  Aa2/AA+          1,055
  2,500     Florida State, Board of
             Education, Public Education
             Capital Outlay GO, Series
             1996A,
             5.250% 06/01/16..............  Aa2/AA+          2,565
  3,000     Florida State, Board of
             Education, Public Education
             Capital Outlay GO, Series
             1996A,
             5.000% 06/01/18..............  Aa2/AA+          2,982
  1,000     Florida State, Department of
             Transportation, GO, (Right of
             Way Bridge Project) Series
             1996,
             5.375% 07/01/26..............  Aa2/AA+          1,024
  2,000     Florida State, Department of
             Transportation, GO, (Right of
             Way Bridge Project) Series
             1997A,
             5.000% 07/01/17..............  Aa2/AA+          2,006
    165     Florida State, Department of
             Transportation, GO, (Right of
             Way Bridge Project) Series
             1997B,
             5.000% 07/01/27..............  Aa2/AA+            162

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Florida Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $1,000     Florida State, Jacksonville
             Transportation GO Refunding,
             Senior Lien, Series 1997,
             5.000% 07/01/19..............  Aa/AA+        $    990
  1,500     Florida State, Municipal Power
             Agency, Revenue Refunding,
             (St. Lucie Project) Series
             1992, (FGIC Insured),
             5.250% 10/01/21..............  Aaa/AAA          1,518
  1,000     Florida, Housing Finance
             Agency, Multi-Family Housing
             Revenue Refunding, (Altamonte
             Project) Series 1994C,
             Mandatory Put 12/01/03 @ 100,
             7.000% 12/01/24..............  NR/BBB+          1,096
    500     Florida, Housing Finance
             Agency, Revenue Refunding,
             (The Vineyards Project)
             Series 1995H,
             6.500% 11/01/25..............  NR/BBB+            536
  2,990     Florida, Housing Finance
             Agency, Revenue, (Homeowner
             Mortgage) Series 1997-2, AMT,
             (MBIA Insured),
             5.750% 07/01/14..............  Aaa/AAA          3,126
    750     Florida, Housing Finance
             Agency, Single-Family
             Mortgage Revenue, Series
             1994B, AMT, (GNMA/FNMA COLL),
             6.550% 07/01/17..............  Aaa/AAA            798
  1,770     Florida, Housing Finance
             Corporation, Revenue
             (Homeowner Mortgage Project)
             Series 1998-1, (MBIA
             Insured),
             4.950% 01/01/11..............  Aaa/AAA          1,780
  3,000     Gainesville, Florida, Utility
             Systems Revenue, Series
             1992B,
             6.500% 10/01/11..............  Aa3/AA           3,559
  2,000     Hillsborough County, Florida,
             Aviation Authority Revenue
             Refunding, (Tampa
             International Airport
             Project) Series 1997B, (AMBAC
             Insured),
             5.125% 10/01/17..............  Aaa/AAA          2,016
  1,000     Hillsborough County, Florida,
             IDR Refunding, (Tampa
             Electric Company Project)
             Series 1992,
             8.000% 05/01/22..............  Aa3/AA           1,137
  1,000     Hillsborough County, Florida,
             Utilities Revenue Refunding,
             Series 1993, (MBIA Insured),
             5.500% 08/01/12..............  Aaa/AAA          1,062

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            FLORIDA -- (CONTINUED)
 $1,500     Jacksonville, Florida, Health
             Facilities Authority,
             Hospital Revenue Refunding,
             (Daughters of Charity
             Project) Series 1993A,
             5.000% 11/15/15..............  Aa2/AA+       $  1,488
  5,000     Jacksonville, Florida, Sales
             Tax Revenue, (River City
             Renaissance Project) Series
             1995, (FGIC Insured),
             5.650% 10/01/14..............  Aaa/AAA          5,323
  5,000     Jacksonville, Florida, Sales
             Tax Revenue, (River City
             Renaissance Project) Series
             1995, (FGIC Insured),
             5.375% 10/01/18..............  Aaa/AAA          5,132
  2,430     Leon County, Florida, Capital
             Improvement Revenue, Series
             1997, (AMBAC Insured),
             5.250% 10/01/17..............  Aaa/AAA          2,501
  3,500     Martin County, Florida,
             Industrial Development
             Authority, Revenue,
             (Indiantown Cogeneration
             Project) Series 1994A, AMT,
             7.875% 12/15/25..............  Baa3/BBB-        3,640
  2,500     Martin County, Florida,
             Industrial Development
             Authority, Revenue,
             (Indiantown Cogeneration
             Project) Series 1995B, AMT,
             8.050% 12/15/25..............  Baa3/BBB-        2,600
  2,620     Miami Beach, Florida, Water
             and Sewer Revenue, Series
             1995, (FSA Insured),
             5.375% 09/01/15..............  Aaa/AAA          2,727
  2,000     North Broward, Florida,
             Hospital District, Revenue
             Refunding, Series 1997, (MBIA
             Insured),
             5.250% 01/15/17..............  Aaa/AAA          2,034
  5,000     Okaloosa County, Florida, Gas
             Distribution Revenue
             Refunding, Series 1994, (MBIA
             Insured), Prerefunded
             10/01/04 @ 102,
             6.875% 10/01/19..............  Aaa/AAA          5,817
  1,000     Orange County, Florida, Health
             Facilities Authority,
             Hospital Revenue, (Orlando
             Regional Healthcare Project)
             Series 1993B, (MBIA Insured),
             5.000% 10/01/10..............  Aaa/AAA          1,025
  4,520     Orange County, Florida, Health
             Facilities Authority,
             Hospital Revenue, (Orlando
             Regional Healthcare Project)
             Series 1996A, (MBIA Insured),
             6.250% 10/01/16..............  Aaa/AAA          5,208
  1,000     Orange County, Florida, Sales
             Tax Revenue, Series 1993B,
             5.375% 01/01/24..............  A1/A+            1,015

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Florida Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $1,000     Orange County, Florida,
             Tourist Development Tax
             Revenue, Series 1994B, (MBIA
             Insured), Prerefunded
             10/01/04 @ 102,
             6.000% 10/01/14..............  Aaa/AAA       $  1,121
  1,000     Orlando, Florida, Greater
             Orlando Aviation Authority,
             Airport Facilities Revenue
             Refunding, Series 1997, AMT,
             (FGIC Insured),
             5.125% 10/01/12..............  Aaa/AAA          1,023
  3,000     Orlando, Florida, Utilities
             Commission, Water and
             Electricity Revenue
             Refunding, Series 1989D,
             6.750% 10/01/17..............  Aa2/AA-          3,634
  1,000     Osceola County, Florida,
             Health Facilities Authority,
             Revenue Refunding,
             (Evangelical Lutheran Good
             Samaritan Society Project)
             Series 1994, (AMBAC Insured),
             6.000% 05/01/10..............  Aaa/AAA          1,095
  1,500     Palm Beach County, Florida,
             Health Facilities Authority,
             Hospital Revenue, (Good
             Samaritans Health System
             Project) Series 1993,
             Prerefunded 10/01/05 @ 100,
             6.200% 10/01/11..............  Aaa/A+           1,660
  1,000     Palm Beach County, Florida,
             Housing Finance Authority,
             Single Family Mortgage,
             Revenue Refunding, Series
             1999A, AMT, (GNMA/FNMA COLL),
             4.850% 04/01/32..............  Aaa/NR             999
    665     Palm Beach County, Florida,
             Housing Finance Authority,
             Single-Family Mortgage
             Revenue, Series 1995A, AMT,
             (GNMA/FNMA COLL),
             6.500% 10/01/21..............  Aaa/NR             712
    935     Palm Beach County, Florida,
             Solid Waste Authority,
             Revenue Refunding, Series
             1997A, (AMBAC Insured),
             6.000% 10/01/10..............  Aaa/AAA          1,069
  5,065     Palm Beach County, Florida,
             Solid Waste Authority,
             Revenue, Unrefunded Balance,
             Series 1997A, (AMBAC
             Insured),
             6.000% 10/01/10..............  Aaa/AAA          5,717
  2,000     Pensacola, Florida, Airport
             Revenue, Series 1997B, AMT,
             (MBIA Insured),
             5.625% 10/01/14..............  Aaa/AAA          2,128

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            FLORIDA -- (CONTINUED)
 $1,000     Polk County, Florida,
             Industrial Development
             Authority, Solid Waste
             Disposal Facilities Revenue,
             (Tampa Electric Company
             Project) Series 1996, AMT,
             5.850% 12/01/30..............  Aa2/A1+       $  1,064
  2,000     South Broward, Florida,
             Hospital District, Revenue
             Refunding, Series 1993, (FSA
             Insured),
             5.500% 05/01/28..............  Aaa/AAA          2,056
  4,000     South Miami, Florida, Health
             Facilities Authority,
             Hospital Revenue Refunding,
             (Baptist Health Systems
             Obligation Group Project)
             Series 1995, (MBIA Insured),
             5.375% 10/01/16..............  Aaa/AAA          4,103
  2,500     Sunrise Lakes, Florida, Phase
             4 Recreational District, GO,
             Series 1995A, Prerefunded
             08/01/05 @ 102,
             6.750% 08/01/24..............  NR/BBB-          2,902
  1,000     Tampa, Florida, Sports
             Authority, Local Optional
             Sales Tax Revenue, (Stadium
             Project) Series 1997, (MBIA
             Insured),
             5.125% 01/01/12..............  Aaa/AAA          1,039
  2,000     Tampa, Florida, Sports
             Authority, Local Optional
             Sales Tax Revenue, (Stadium
             Project) Series 1997, (MBIA
             Insured),
             5.250% 01/01/17..............  Aaa/AAA          2,055
  2,500     Tampa, Florida, Sports
             Authority, Sales Tax Revenue,
             (Tampa Bay Arena Project)
             Series 1995, (MBIA Insured),
             5.750% 10/01/15..............  Aaa/AAA          2,769
  1,000     Volusia County, Florida,
             Educational Facilities
             Authority, Educational
             Facilities Revenue, (Embry-
             Riddle Aeronautical
             University Project) Series
             1996A,
             6.125% 10/15/26..............  Baa2/NR          1,062
                                                          --------
                                                           133,198
                                                          --------
            GUAM -- 8.0%
  3,820     Guam, Airport Authority,
             Revenue, Series 1993A,
             6.375% 10/01/10..............  NR/BBB           4,170
  2,435     Guam, Airport Authority,
             Revenue, Series 1993B, AMT,
             6.400% 10/01/05..............  NR/BBB           2,664

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Florida Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            GUAM -- (CONTINUED)
 $2,500     Guam, Government GO, Series
             1995A,
             5.750% 09/01/04..............  NR/BBB        $  2,514
  3,000     Guam, Power Authority,
             Revenue, Series 1994A,
             6.750% 10/01/24..............  NR/BBB           3,359
                                                          --------
                                                            12,707
                                                          --------

            PUERTO RICO -- 5.0%
  4,190     Puerto Rico Commonwealth, GO,
             Series 1997, (MBIA Insured),
             6.500% 07/01/15..............  Aaa/AAA          5,023
  1,000     Puerto Rico, Electrical Power
             Authority, Power Revenue,
             Series 1997AA, (MBIA
             Insured),
             5.250% 07/01/17..............  Aaa/AAA          1,032
    685     Puerto Rico, Housing Bank and
             Finance Agency, Single-
             Family Mortgage Revenue,
             (Affordable Housing
             Mortgage-Portfolio I) Series
             1995, AMT, (GNMA/FNMA/FHLMC
             COLL),
             6.250% 04/01/29..............  Aaa/AAA            721
  1,000     Puerto Rico, Industrial
             Tourist Educational Medical
             and Environmental Authority,
             Control Facilities Hospital
             Revenue, (Hospital Auxilio
             Mutuo Obligation Group
             Project) Series 1995A, (MBIA
             Insured),
             6.250% 07/01/16..............  Aaa/AAA          1,113
                                                          --------
                                                             7,889
                                                          --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $142,240)...........................    153,794
                                                          --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 1.7%
             (Cost $2,715)
   2,715    AIM Tax-Exempt Fund........................       2,715
                                                           --------
            TOTAL INVESTMENTS
             (Cost $144,955*)...................   99.0%    156,509
                                                           --------

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
            OTHER ASSETS AND
             LIABILITIES (NET)..................    1.0%
            Receivable for Fund shares sold............    $    362
            Interest receivable........................       3,262
            Prepaid expenses...........................           2
            Payable for Fund shares redeemed...........        (277)
            Investment advisory fee payable............          (2)
            Administration fee payable.................         (20)
            Shareholder servicing and distribution fees
             payable...................................         (39)
            Distributions payable......................        (634)
            Payable for investment securities
             purchased.................................      (1,000)
            Accrued Trustees' fees and expenses........         (10)
            Accrued expenses and other liabilities.....        (125)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).........................       1,519
                                                           --------
            NET ASSETS..........................  100.0%   $158,028
                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $     99
            Accumulated net realized loss on
             investments sold..........................        (281)
            Net unrealized appreciation of
             investments...............................      11,554
            Paid-in capital............................     146,656
                                                           --------
            NET ASSETS.................................    $158,028
                                                           ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($77,197,233/7,731,208
             shares outstanding).......................       $9.99
                                                              -----
                                                              -----
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($65,372,665/6,546,997 shares
             outstanding)..............................       $9.99
                                                              -----
                                                              -----
            Maximum sales charge.......................       4.75%
            Maximum offering price per share...........      $10.49
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($15,435,492/1,545,859 shares
             outstanding)..............................       $9.99
                                                              -----
                                                              -----
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($22,830/2,286 shares
             outstanding)..............................       $9.99
                                                              -----
                                                              -----

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $11,681 and gross depreciation of $127 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $144,955.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Nations Florida Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   MBIA                                                                   30.38%
   FGIC                                                                   11.38%

Nations Florida Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Hospital Revenue                                                       19.81%
   Electric Revenue                                                       14.57%
   Transportation Revenue                                                 12.01%
   Special Tax                                                            10.43%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Georgia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.3%
            GEORGIA -- 94.3%
 $2,000     Albany-Dougherty, Georgia,
             Payroll Development
             Authority, Solid Waste
             Disposal Revenue, (Procter
             and Gamble Company - Procter
             and Gamble Paper Products
             Project) Series 1998, AMT,
             5.300% 05/15/26.............  Aa2/AA        $  2,010
  1,000     Alpharetta, Georgia, GO,
             Series 1992,
             6.000% 05/01/03.............  Aa2/AA           1,083
  1,000     Atlanta and Fulton County,
             Georgia, Recreation
             Authority, Revenue
             Refunding, (Atlanta Zoo
             Project) Series 1992,
             5.850% 12/01/00.............  Aa3/AA           1,040
  1,000     Atlanta, Georgia, Airport
             Facilities Revenue
             Refunding, Series 1996,
             (AMBAC Insured),
             5.000% 01/01/03.............  Aaa/AAA          1,042
  1,000     Atlanta, Georgia, Airport
             Facilities Revenue
             Refunding, Series 1996,
             (AMBAC Insured),
             6.000% 01/01/03.............  Aaa/AAA          1,076
  8,000     Atlanta, Georgia, Airport
             Facilities Revenue, Series
             1991, AMT, (MBIA Insured),
             5.410%+ 01/01/10............  Aaa/AAA          4,504
  1,000     Atlanta, Georgia, Downtown
             Development Authority,
             Revenue Refunding,
             (Underground Atlanta
             Project) Series 1992,
             6.250% 10/01/12.............  Aa3/AA           1,089
  3,000     Baldwin County, Georgia,
             School District, GO, Series
             1997, (State Aid
             Withholding),
             4.500% 01/01/03.............  NR/AA-           3,075
  2,750     Bibb County, Georgia, GO,
             Series 1993,
             5.500% 01/01/08.............  A1/AA            2,907
  1,000     Burke County, Georgia,
             Development Authority, PCR,
             (Oglethorpe Power
             Corporation Project) Series
             1994B,
             4.700% 01/01/04.............  A3/A             1,020
  2,500     Cartersville, Georgia,
             Development Authority, Sewer
             Facilities Revenue
             Refunding, (Anheuser-Busch
             Companies, Inc. Project)
             Series 1997, AMT,
             5.625% 05/01/09.............  A1/A+            2,701
  1,000     Chatham County, Georgia,
             School District, GO, Series
             1992,
             5.800% 08/01/04.............  Aa3/AA           1,068

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            GEORGIA -- (CONTINUED)
 $1,000     Cherokee County, Georgia,
             School System Revenue, GO,
             Series 1993, (AMBAC
             Insured),
             5.875% 02/01/09.............  Aaa/AAA       $  1,106
  1,000     Cherokee County, Georgia,
             School System, GO Refunding,
             Series 1992,
             5.900% 06/01/02.............  A2/AA-           1,065
    820     Cherokee County, Georgia,
             Water and Sewer Authority,
             Revenue Refunding, Series
             1993, (MBIA Insured),
             5.300% 08/01/09.............  Aaa/AAA            873
  1,000     Clarke County, Georgia,
             Hospital Authority, Revenue,
             (Athens Regional Medical
             Center Project) Series 1993,
             (MBIA Insured),
             5.750% 01/01/08.............  Aaa/AAA          1,077
  1,000     Clarke County, Georgia,
             School District, GO
             Refunding, Series 1993,
             (FGIC Insured),
             5.100% 07/01/04.............  Aaa/AAA          1,056
  3,190     Clayton County, Georgia,
             Hospital Authority, Revenue
             Anticipation Certificates,
             (Southern Regional Medical
             Center Project) Series
             1998A, (MBIA Insured),
             5.250% 08/01/09.............  Aaa/AAA          3,364
  1,000     Clayton County, Georgia,
             Hospital Authority, Revenue,
             (Southern Regional Medical
             Center Project) Series 1991,
             (MBIA Insured), Prerefunded
             08/01/01 @ 102,
             6.700% 08/01/02.............  Aaa/AAA          1,088
  1,000     Clayton County, Georgia,
             Water and Sewer Authority,
             Revenue Refunding, Series
             1993, (MBIA Insured),
             5.400% 05/01/07.............  Aaa/AAA          1,060
  2,000     Cobb County and Marietta,
             Georgia, Water Authority,
             Revenue Refunding, Series
             1993,
             5.000% 11/01/03.............  Aa1/AA           2,102
  1,000     Cobb County, Georgia,
             Detention Buildings and
             Facilities GO, Series 1993,
             5.300% 01/01/08.............  Aaa/AAA          1,063
  1,200     Cobb County, Georgia,
             Kennestone Hospital
             Authority, Revenue, Series
             1992A,
             5.600% 04/01/05.............  Aa2/AA           1,274

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Georgia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            GEORGIA -- (CONTINUED)
 $1,000     Cobb County, Georgia,
             Kennestone Hospital
             Authority, Revenue, Series
             1992A,
             5.700% 04/01/06.............  Aa2/AA        $  1,068
  2,000     Cobb County, Georgia, School
             District GO, Series 1991B,
             6.150% 02/01/03.............  Aa1/AA           2,167
  2,000     Cobb County, Georgia, School
             District, GO, Series 1995,
             4.800% 02/01/04.............  Aa1/AA           2,080
  1,000     Cobb County, Georgia, Water
             and Sewer Authority, Revenue
             Refunding, Series 1993A,
             5.400% 07/01/08.............  Aa1/AA           1,059
  2,250     Columbus, Georgia, Water and
             Sewer Authority, Revenue
             Refunding, Series 1992,
             (FGIC Insured),
             6.000% 05/01/03.............  Aaa/AAA          2,436
  1,000     Columbus, Georgia, Water and
             Sewer Authority, Revenue
             Refunding, Series 1993,
             5.100% 05/01/03.............  A2/A+            1,045
  1,000     Dalton, Georgia, Building
             Authority Revenue, Series
             1993,
             5.000% 07/01/02.............  A1/NR            1,039
  2,000     Dalton, Georgia, Multiple
             Utility Revenue Refunding,
             Series 1997, (MBIA Insured),
             4.450% 01/01/03.............  Aaa/AAA          2,047
  5,000     Dalton, Georgia, Multiple
             Utility Revenue Refunding,
             Series 1997, (MBIA Insured),
             6.000% 01/01/06.............  Aaa/AAA          5,542
  1,000     De Kalb County, Georgia,
             School District, GO
             Refunding, Series 1993,
             5.000% 07/01/03.............  Aa/AA            1,048
  1,000     Downtown Savannah Authority,
             Georgia, Revenue Refunding,
             (Chatham County Project)
             Series 1993A,
             5.000% 01/01/11.............  Aa3/AA           1,016
  6,440     Effingham County, Georgia,
             Development Authority, Solid
             Waste Disposal Revenue,
             (Fort James Corporation
             Project) Series 1998, AMT,
             5.625% 07/01/18.............  Baa2/BBB-        6,437
  1,000     Fayette County, Georgia,
             School District, GO
             Refunding, Series 1992,
             (FGIC Insured),
             6.100% 03/01/03.............  Aaa/AAA          1,081
  1,000     Fayette County, Georgia,
             School District, GO, Series
             1994,
             5.200% 03/01/00.............  Aa/A+            1,019

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            GEORGIA -- (CONTINUED)
 $3,800     Forsyth County, Georgia,
             Water and Sewer Authority,
             Revenue, Series 1998,
             5.000% 04/01/02.............  Aa3/AA-       $  3,943
  1,500     Fulco, Georgia, Hospital
             Authority, Revenue
             Anticipation Certificates,
             (Georgia Baptist Health Care
             Project) Series 1992A,
             5.800% 09/01/01.............  Baa1/NR          1,572
  1,000     Fulco, Georgia, Hospital
             Authority, Revenue
             Anticipation Certificates,
             (Georgia Baptist Health Care
             Project) Series 1992A,
             Prerefunded 09/01/02
             @ 102,
             6.000% 09/01/03.............  Baa1/NR          1,085
  2,000     Fulco, Georgia, Hospital
             Authority, Revenue
             Anticipation Certificates,
             (St. Joseph Hospital
             Project) Series 1994,
             4.900% 10/01/03.............  Aaa/A            2,088
  1,000     Fulco, Georgia, Hospital
             Authority, Revenue
             Anticipation Certificates,
             (St. Joseph Hospital
             Project) Series 1994,
             5.500% 10/01/14.............  Aaa/A            1,069
  2,000     Fulco, Georgia, Hospital
             Authority, Revenue
             Anticipation Certificates,
             Health Systems Revenue,
             (Catholic Health East
             Project) Series 1998A, (MBIA
             Insured),
             4.600% 11/15/09.............  Aaa/AAA          2,015
  1,000     Fulton and De Kalb Counties,
             Georgia, Hospital Authority,
             GO Refunding Certificates,
             (Grady Memorial Hospital
             Project) Series 1993, (MBIA
             Insured),
             5.250% 01/01/04.............  Aaa/AAA          1,056
  1,025     Fulton County, Georgia,
             Building Authority Revenue,
             (County Government and
             Health Facilities Project)
             Series 1992A,
             5.700% 01/01/04.............  Aa3/AA           1,103
  1,735     Fulton County, Georgia,
             Development Authority,
             Revenue (Georgia Tech
             Foundation Facilities
             Project) Series 1997A,
             5.000% 09/01/17.............  Aa1/AA+          1,731
  1,000     Fulton County, Georgia,
             Hospital Authority, Revenue
             Refunding Anticipation
             Certificates, (Northside
             Project) Series 1992A, (MBIA
             Insured),
             6.000% 10/01/01.............  Aaa/AAA          1,058

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Georgia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            GEORGIA -- (CONTINUED)
 $1,500     Fulton County, Georgia,
             School District, GO
             Refunding, Series 1991,
             6.250% 05/01/04.............  Aa2/AA        $  1,660
  1,000     Fulton County, Georgia,
             School District, GO, Series
             1994,
             7.500% 01/01/02.............  Aa2/AA           1,098
  1,500     Georgia State, GO Refunding,
             Series 1992A,
             6.250% 03/01/06.............  Aaa/AAA          1,693
  1,200     Georgia State, GO, Series
             1992B,
             6.000% 03/01/04.............  Aaa/AAA          1,314
  2,750     Georgia State, GO, Series
             1993C,
             6.500% 07/01/05.............  Aaa/AAA          3,128
  3,500     Georgia State, GO, Series
             1998C,
             5.750% 09/01/09.............  Aaa/AAA          3,926
    980     Georgia State, Housing and
             Finance Authority, Revenue,
             (Home Ownership Program)
             Series 1992B, AMT, (FHA/VA
             MTGS),
             6.600% 06/01/25.............  Aa/AAA           1,047
  1,000     Georgia State, Tollway
             Authority, Revenue
             Refunding, (Georgia 400
             Project) Series 1998,
             5.000% 07/01/07.............  Aaa/AAA          1,058
  2,000     Georgia State, Tollway
             Authority, Revenue, (Georgia
             400 Project) Series 1991,
             (ST GTD), Prerefunded
             07/01/01 @ 102,
             6.375% 07/01/02.............  Aaa/AAA          2,158
  1,000     Georgia State, Tollway
             Authority, Revenue, (Georgia
             400 Project) Series 1991,
             (ST GTD), Prerefunded
             07/01/01 @ 102,
             6.400% 07/01/03.............  Aaa/AAA          1,080
  1,500     Georgia, Municipal Gas
             Authority, Gas Tax Revenue,
             (Southern Storage Gas
             Project) Series 1994,
             6.000% 07/01/04.............  NR/A-            1,635
  1,000     Griffin-Spalding County,
             Georgia, School System, GO,
             Series 1996, (State Aid
             Withholding), (FSA Insured),
             5.250% 02/01/10.............  Aaa/AAA          1,026
  2,000     Griffin-Spalding County,
             Georgia, School System, GO,
             Series 1996, (State Aid
             Withholding), (FSA Insured),
             5.600% 02/01/21.............  Aaa/AAA          2,063

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            GEORGIA -- (CONTINUED)
 $1,000     Gwinnett County, Georgia,
             School District, GO
             Refunding, Series 1992B,
             6.000% 02/01/01.............  Aa1/AA+       $  1,044
  1,000     Gwinnett County, Georgia,
             School District, GO, Series
             1993,
             5.250% 02/01/08.............  Aa1/AA+          1,045
  1,000     Hall County, Georgia, School
             District, GO Refunding,
             Series 1992B,
             6.300% 12/01/05.............  A1/NR            1,130
  2,000     Hall County, Georgia, School
             District, GO, Series 1994,
             (AMBAC Insured), Prerefunded
             12/01/04 @ 102,
             6.700% 12/01/14.............  Aaa/AAA          2,312
  1,000     Henry City and County,
             Georgia, Water and Sewer
             Authority, Improvement
             Revenue Refunding, Series
             1993A,
             5.000% 02/01/07.............  A2/NR            1,041
  2,000     Henry County, Georgia,
             Hospital Authority, Revenue,
             (Henry Medical Center, Inc.
             Project) Series 1997, (AMBAC
             Insured),
             5.250% 07/01/09.............  Aaa/AAA          2,127
  1,000     Henry County, Georgia, School
             District, GO Refunding,
             Series 1992B,
             5.600% 08/01/01.............  A1/A+            1,046
  1,000     Henry County, Georgia, School
             District, GO, Series 1992A,
             5.700% 08/01/02.............  A1/A+            1,062
  2,000     Houston County, Georgia,
             School District, GO, Series
             1996, (State Aid
             Withholding), (MBIA
             Insured),
             5.500% 03/01/16.............  Aaa/AAA          2,083
  1,000     Macon, Georgia, Water
             Authority, Water and Sewer
             Revenue Refunding, Series
             1994A,
             4.700% 10/01/04.............  A1/AA-           1,039
  1,000     Macon-Bibb County, Georgia,
             Industrial Authority,
             Industrial Revenue,
             (Weyerhaeuser Company
             Project) Series 1982,
             9.000% 10/01/07.............  NR/A+            1,328
  1,000     Meriwether County, Georgia,
             School District, GO, Series
             1996, (State Aid
             Withholding, FSA Insured),
             5.500% 02/01/16.............  Aaa/AAA          1,049
  1,000     Metropolitan Atlanta Rapid
             Transit Authority, Georgia,
             Revenue Refunding, Series
             1991M,
             6.150% 07/01/02.............  A1/AA-           1,068

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Georgia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            GEORGIA -- (CONTINUED)
 $3,000     Metropolitan Atlanta Rapid
             Transit Authority, Georgia,
             Revenue Refunding, Series
             1992P, (AMBAC Insured),
             5.900% 07/01/03.............  Aaa/AAA       $  3,245
    540     Metropolitan Atlanta Rapid
             Transit Authority, Georgia,
             Revenue, Series 1983D,
             7.000% 07/01/11.............  Aaa/AAA            663
  1,000     Metropolitan Atlanta Rapid
             Transit Authority, Georgia,
             Revenue, Series 1998B, (MBIA
             Insured),
             5.100% 07/01/15.............  Aaa/AAA          1,017
  1,000     Monroe County, Georgia
             Development Authority, PCR,
             (Oglethorpe Power
             Corporation Project) Series
             1992A,
             6.800% 01/01/12.............  A3/A             1,190
  2,495     Municipal Electric Authority,
             Georgia, Revenue, Series
             1997, (MBIA Insured),
             5.375% 01/01/19.............  Aaa/AAA          2,560
  1,100     Paulding County, Georgia,
             School District, GO, Series
             1992A,
             6.400% 02/01/04.............  A2/A             1,217
  1,000     Private Colleges and
             Universities Facilities
             Authority, Georgia, Revenue,
             (Agnes Scott College
             Project) Series 1999, (MBIA
             Insured),
             4.750% 06/01/15.............  Aaa/AAA            983
  1,000     Private Colleges and
             Universities Facilities
             Authority, Georgia, Revenue,
             (Agnes Scott College
             Project) Series 1999, (MBIA
             Insured),
             4.800% 06/01/16.............  Aaa/AAA            981
  1,400     Private Colleges and
             Universities Facilities
             Authority, Georgia, Revenue,
             (Emory University Project)
             Series 1992C,
             5.750% 10/01/02.............  Aa1/AA           1,495
  1,000     Richmond County, Georgia,
             Board of Education, GO
             Refunding, Series 1993,
             (FGIC Insured),
             4.700% 11/01/06.............  Aaa/AAA          1,032
  1,500     Richmond County, Georgia,
             Water and Sewer Improvement
             Revenue Refunding, Series
             1996A, (FGIC Insured),
             5.250% 10/01/28.............  Aaa/AAA          1,522
  2,000     Roswell, Georgia, GO, Series
             1995,
             5.600% 02/01/10.............  Aa2/AA           2,145

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            GEORGIA -- (CONTINUED)
 $1,000     Savannah, Georgia, Economic
             Development Authority,
             Revenue Refunding, (Union
             Camp Corporation Project)
             Series 1993,
             5.150% 05/01/02.............  A1/NR         $  1,038
  1,250     Savannah, Georgia, Hospital
             Authority, Revenue
             Refunding, (Candler Hospital
             Project) Series 1992,
             Prerefunded 01/01/03 @ 102,
             7.000% 01/01/11.............  Ba1/BB           1,402
  1,225     Savannah, Georgia, Hospital
             Authority, Revenue, (St.
             Josephs - Candler Health
             Systems Project) Series
             1998A, (FSA Insured),
             5.250% 07/01/11.............  Aaa/NR           1,285
  1,310     Savannah, Georgia, Hospital
             Authority, Revenue, (St.
             Josephs - Candler Health
             Systems Project) Series
             1998A, (FSA Insured),
             5.250% 07/01/12.............  Aaa/NR           1,366
  1,000     Savannah, Georgia, Hospital
             Authority, Revenue, (St.
             Josephs - Candler Health
             Systems Project) Series
             1998B, (FSA Insured),
             5.250% 07/01/10.............  Aaa/NR           1,055
  1,000     Savannah, Georgia, Resource
             Recovery Development
             Authority, Revenue
             Refunding, (Savannah Energy
             Systems Company Project)
             Series 1992,
             5.700% 12/01/00.............  A1/A+            1,035
  1,500     Savannah, Georgia, Resource
             Recovery Development
             Authority, Revenue
             Refunding, (Savannah Energy
             Systems Company Project)
             Series 1992,
             5.850% 12/01/01.............  A1/A+            1,575
  1,000     Savannah, Georgia, Water and
             Sewer Improvement Revenue
             Refunding, Series 1993,
             5.100% 12/01/09.............  Aa3/AA-          1,035
                                                         --------
                                                          151,648
                                                         --------
            DISTRICT OF COLUMBIA -- 2.3%
  4,000     Washington, District of
             Columbia, Convention Center
             Revenue, Senior Lien Series
             1998, (AMBAC Insured),
             4.750% 10/01/28.............  Aaa/AAA          3,713
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Georgia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            TEXAS -- 0.7%
 $1,715     Port Houston, Texas,
             Authority of Harris County,
             GO Refunding, Series 1997A,
             (MBIA Insured),
             4.450%+ 10/01/07............  Aaa/AAA       $  1,180
                                                         --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $149,133)..........................    156,541
                                                         --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 2.0%
             (Cost $3,171)
  3,171     AIM Tax-Exempt Fund........................       3,171
                                                           --------
            TOTAL INVESTMENTS
             (Cost $152,304*)...................   99.3%    159,712
                                                           --------
            OTHER ASSETS AND
             LIABILITIES (NET)..................    0.7%
            Cash.......................................    $      1
            Receivable for Fund shares sold............         151
            Interest receivable........................       2,275
            Receivable from investment advisor.........           2
            Prepaid expenses...........................           2
            Payable for Fund shares redeemed...........        (526)
            Administration fee payable.................         (20)
            Shareholder servicing and distribution fees
             payable...................................         (21)
            Distributions payable......................        (616)
            Accrued Trustees' fees and expenses........         (11)
            Accrued expenses and other liabilities.....         (63)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).........................       1,174
                                                           --------
            NET ASSETS..........................  100.0%   $160,886
                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $     11
            Accumulated net realized gain on
             investments sold..........................         193
            Net unrealized appreciation of
             investments...............................       7,408
            Paid-in capital............................     153,274
                                                           --------
            NET ASSETS.................................    $160,886
                                                           ========

-------------------------------------------------------------------

  (000)
---------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($132,016,093/12,068,015
             shares outstanding).......................      $10.94
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($19,673,364/1,798,438 shares
             outstanding)..............................      $10.94
                                                             ------
                                                             ------
            Maximum sales charge.......................       3.25%
            Maximum offering price per share...........      $11.31
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($8,310,060/759,657 shares
             outstanding)..............................      $10.94
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share ($886,421/81,032 shares
             outstanding)..............................      $10.94
                                                             ------
                                                             ------

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $7,501 and gross depreciation of $93 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $152,304.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations Georgia Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   MBIA                                                                   19.99%

Nations Georgia Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Water Revenue                                                          10.74%
   Industrial Development Revenue/
     Pollution Control Revenue                                            10.65%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Georgia Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                    MOODY'S/S&P
 AMOUNT                                        RATINGS      VALUE
  (000)                                      (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 95.1%
            GEORGIA -- 95.1%
 $  500     Albany, Georgia, Sewer System
             Revenue, Series 1997, (MBIA
             Insured),
             4.900% 07/01/07...............  Aaa/AAA       $   523
    500     Albany-Dougherty, Georgia,
             Payroll Development Authority,
             Solid Waste Disposal Revenue,
             (Procter and Gamble Company -
             Procter and Gamble Paper
             Products Project) Series 1998,
             AMT,
             5.300% 05/15/26...............  Aa2/AA            502
    500     Atlanta and Fulton County,
             Georgia, Recreation Authority,
             Public Improvement Revenue,
             (Downtown Area Project) Series
             1996A, (MBIA Insured),
             5.375% 12/01/26...............  Aaa/AAA           512
    500     Bartow County, Georgia, School
             District, GO, Series 1993,
             5.300% 05/01/08...............  A1/A              536
  1,000     Brunswick and Glynn County,
             Georgia, Development
             Authority, Revenue Refunding,
             (Georgia-Pacific Corporation
             Project) Series 1998, AMT,
             5.550% 03/01/26...............  Baa2/NR           992
    500     Burke County, Georgia,
             Development Authority, PCR,
             (Oglethorpe Power Corporation
             Project) Series 1994B,
             4.700% 01/01/04...............  A3/A              510
    500     Clayton County, Georgia,
             Housing Authority, Multi-
             Family Housing Revenue,
             (Clayton Advantages of Atlanta
             Apartments, Inc. Project)
             Series 1995, (FHLMC COLL),
             5.700% 12/01/16...............  NR/AAA            515
    500     Columbia County, Georgia,
             School District, GO, Series
             1994A, (MBIA Insured),
             6.250% 04/01/13...............  Aaa/AAA           561
    500     Columbus, Georgia, Water and
             Sewer Authority, Revenue
             Refunding, Series 1993,
             5.700% 05/01/20...............  A2/A+             528
    470     Coweta County, Georgia,
             Development Authority, IDR,
             (Sivaco National Wire Group
             Project) Series 1994, AMT,
             5.400% 02/01/09...............  A1/NR             485
    500     Dalton, Georgia, Multiple
             Utility Revenue Refunding,
             Series 1997, (MBIA Insured),
             4.450% 01/01/03...............  Aaa/AAA           512
    750     De Kalb County, Georgia, GO
             Refunding, Series 1993,
             5.250% 01/01/20...............  Aa1/AA+           758

------------------------------------------------------------------
PRINCIPAL                                    MOODY'S/S&P
 AMOUNT                                        RATINGS      VALUE
  (000)                                      (UNAUDITED)    (000)
            GEORGIA -- (CONTINUED)
 $1,000     Effingham County, Georgia,
             Development Authority, Solid
             Waste Disposal Revenue, (Fort
             James Corporation Project)
             Series 1998, AMT,
             5.625% 07/01/18...............  Baa2/BBB-     $ 1,000
    500     Fayette County, Georgia, School
             District, GO, Series 1994,
             6.125% 03/01/15...............  Aa/A+             552
    500     Fayette County, Georgia, Water
             Revenue, Series 1998, (FGIC
             Insured),
             5.000% 10/01/23...............  Aaa/AAA           494
  1,000     Fulco, Georgia, Hospital
             Authority, Revenue
             Anticipation Certificates,
             (St. Joseph Hospital Project)
             Series 1994,
             5.500% 10/01/14...............  Aaa/A           1,070
    500     Fulton County, Georgia,
             Development Authority,
             Revenue, (Clark Atlanta
             University Project) Series
             1995, (CONNIE LEE Insured),
             5.125% 01/01/10...............  Baa3/AAA          515
  1,550     Georgia State, Housing and
             Finance Authority, Single-
             Family Mortgage Revenue,
             Series 1998B-3, (FHA/VA
             Insured),
             4.400% 06/01/17...............  NR/AAA          1,552
    500     Georgia State, Tollway
             Authority, Revenue Refunding,
             (Georgia 400 Project) Series
             1998,
             4.500% 07/01/11...............  Aaa/AAA           499
    500     Georgia, Municipal Electric
             Authority, Power Revenue,
             Series 1993CC,
             4.500% 01/01/02...............  A3/A              508
    500     Gwinnett County, Georgia, Water
             and Sewer Authority, Revenue
             Refunding, Series 1994,
             4.900% 08/01/06...............  Aaa/AAA           526
    500     Hall County, Georgia, School
             District, GO Refunding, Series
             1997, (State Aid Withholding),
             4.500% 11/01/14...............  Aa3/NR            480
    500     Lawrenceville, Georgia, Housing
             Authority, Multi-Family
             Housing Revenue, (Knollwood
             Park, LP Project) Series 1997,
             AMT, (FNMA COLL AGMT),
             Mandatory Put 06/01/15 @ 100,
             6.250% 12/01/29...............  NR/AAA            545
    500     Metropolitan Atlanta Rapid
             Transit Authority, Georgia,
             Revenue, Series 1998B, (MBIA
             Insured),
             5.100% 07/01/13...............  Aaa/AAA           514

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Georgia Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                    MOODY'S/S&P
 AMOUNT                                        RATINGS      VALUE
  (000)                                      (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            GEORGIA -- (CONTINUED)
 $  500     Peach County, Georgia, School
             District, GO, Series 1994,
             (State Aid Withholding, MBIA
             Insured),
             6.500% 02/01/08...............  Aaa/AAA       $   580
    500     Private Colleges and
             Universities Facilities
             Authority, Georgia, Revenue,
             (Emory University Project)
             Series 1997C,
             5.125% 11/01/27...............  Aa1/AA            497
    500     Private Colleges and
             Universities Facilities
             Authority, Georgia, Revenue,
             (Emory University Project)
             Series 1998B, AMT,
             5.000% 11/01/33...............  Aa1/AA            483
    500     Richmond County, Georgia, Water
             and Sewer Improvement Revenue
             Refunding, Series 1996A, (FGIC
             Insured),
             5.250% 10/01/28...............  Aaa/AAA           507
  1,000     Roswell, Georgia, GO, Series
             1995,
             5.600% 02/01/10...............  Aa2/AA          1,073
    500     Savannah, Georgia, Hospital
             Authority, Hospital
             Improvement Revenue Refunding,
             (Candler Hospital Project)
             Series 1992, Prerefunded
             01/01/03 @ 102,
             7.000% 01/01/23...............  Ba1/BB            561
    450     Savannah, Georgia, Hospital
             Authority, Hospital
             Improvement Revenue, (St.
             Joseph's Hospital Project)
             Series 1993, Prerefunded
             07/01/03 @ 102,
             6.125% 07/01/12...............  A3/NR             496
  1,000     Savannah, Georgia, Hospital
             Authority, Revenue, (St.
             Joseph's Hospital - Candler
             Health Systems Project) Series
             1998A,
             (FSA Insured),
             5.000% 07/01/23...............  Aaa/NR            978
    500     Savannah, Georgia, Water and
             Sewer Improvement Revenue
             Refunding, Series 1993,
             5.100% 12/01/10...............  Aa3/AA-           514
    500     Union County, Georgia, Housing
             Authority, Multi-Family
             Housing Revenue Refunding,
             (Hidden Lake Apartments Ltd.
             Project) Series 1994A, (FHA,
             FNMA COLL),
             7.125% 12/01/25...............  Aaa/NR            544

------------------------------------------------------------------
PRINCIPAL                                    MOODY'S/S&P
 AMOUNT                                        RATINGS      VALUE
  (000)                                      (UNAUDITED)    (000)
            GEORGIA -- (CONTINUED)
 $  500     Upper Oconee Basin, Georgia,
             Water Authority, Revenue,
             Series 1997, (FGIC Insured),
             5.250% 07/01/27...............  Aaa/AAA       $   508
    570     White County, Georgia,
             Industrial Development
             Authority, Revenue Refunding,
             (Springs Industries, Inc.
             Project) Series 1992,
             6.850% 06/01/10...............  NR/BBB+           604
                                                           -------
                                                            22,534
                                                           -------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $21,535).............................    22,534
                                                           -------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 2.7%
            (Cost $635)
    635     AIM Tax-Exempt Fund.........................        635
                                                            -------
            TOTAL INVESTMENTS
             (Cost $22,170*).....................   97.8%    23,169
                                                            -------
            OTHER ASSETS AND
             LIABILITIES (NET)...................    2.2%
            Receivable for investment securities sold...    $   266
            Receivable for Fund shares sold.............         45
            Interest receivable.........................        367
            Receivable from investment advisor..........         54
            Payable for Fund shares redeemed............        (61)
            Administration fee payable..................         (3)
            Shareholder servicing and distribution fees
             payable....................................        (22)
            Distributions payable.......................        (80)
            Accrued Trustees' fees and expenses.........         (9)
            Accrued expenses and other liabilities......        (45)
                                                            -------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET)..........................        512
                                                            -------
            NET ASSETS...........................  100.0%   $23,681
                                                            =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........    $     7
            Accumulated net realized loss on investments
             sold.......................................       (180)
            Net unrealized appreciation of
             investments................................        999
            Paid-in capital.............................     22,864
                                                            -------
            NET ASSETS..................................    $23,681
                                                            =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Georgia Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999


-------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($9,719,675/960,733 shares
             outstanding)...............................     $10.12
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($2,610,843/258,070 shares
             outstanding)...............................     $10.12
                                                             ------
                                                             ------
            Maximum sales charge........................      4.75%
            Maximum offering price per share............     $10.62
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($11,348,018/1,121,700 shares
             outstanding)...............................     $10.12
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($2,888/286 shares outstanding)....     $10.12
                                                             ------
                                                             ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,017 and gross depreciation of $18 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $22,170.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Nations Georgia Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   MBIA                                                                   13.52%

Nations Georgia Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Industrial Development Revenue/      Pollution Control Revenue         17.66%
   Housing Revenue                                                        13.62%
   Water Revenue                                                          13.41%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.9%
            MARYLAND -- 87.8%
 $1,000     Anne Arundel County,
             Maryland, Consolidated
             General Improvement GO,
             Series 1991B,
             6.200% 04/15/03.............  Aa1/AA+       $  1,070
  1,000     Anne Arundel County,
             Maryland, Consolidated
             General Improvement GO,
             Series 1993,
             5.125% 07/15/08.............  Aa2/AA+          1,048
  2,000     Anne Arundel County,
             Maryland, Consolidated Water
             and Sewer GO Refunding,
             Series 1993,
             4.800% 04/15/05.............  Aa2/AA+          2,086
  1,000     Baltimore County, Maryland,
             Consolidated Public
             Improvement GO, Series 1991,
             6.100% 07/01/01.............  Aaa/AAA          1,056
  1,375     Baltimore County, Maryland,
             Metropolitan District,
             Special Assignment GO
             Refunding, Series 1992,
             5.750% 05/01/02.............  Aaa/AAA          1,459
  1,000     Baltimore County, Maryland,
             Metropolitan District,
             Special Assignment GO
             Refunding, Series 1992,
             5.800% 05/01/03.............  Aaa/AAA          1,077
  1,000     Baltimore County, Maryland,
             Pension Funding GO
             Refunding, Series 1995,
             5.500% 08/01/05.............  Aaa/AAA          1,086
  1,720     Baltimore, Maryland,
             Consolidated Public
             Improvement GO, Series
             1991C, (FGIC Insured),
             6.200% 10/15/02.............  Aaa/AAA          1,863
  1,075     Baltimore, Maryland,
             Consolidated Public
             Improvement GO, Series
             1991C, (FGIC Insured),
             6.375% 10/15/07.............  Aaa/AAA          1,238
  1,000     Baltimore, Maryland,
             Consolidated Public
             Improvement GO, Series
             1993A, (AMBAC Insured),
             5.300% 10/15/06.............  Aaa/AAA          1,049
  1,740     Baltimore, Maryland,
             Consolidated Public
             Improvement GO, Series
             1997A, (FGIC Insured),
             5.300% 10/15/16.............  Aaa/AAA          1,804
  1,000     Baltimore, Maryland, GO,
             Series 1989B, (MBIA
             Insured),
             7.000% 10/15/04.............  Aaa/AAA          1,150

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            MARYLAND -- (CONTINUED)
 $1,000     Baltimore, Maryland, GO,
             Series 1989B, (MBIA
             Insured),
             7.050% 10/15/07.............  Aaa/AAA       $  1,196
  1,750     Baltimore, Maryland, Port
             Facilities Revenue, (E.I.
             duPont de Nemours Project)
             Series 1985,
             6.500% 12/01/10.............  Aa3/AA-          1,922
  1,000     Baltimore, Maryland, Revenue
             Refunding, (Wastewater
             Projects) Series 1993A,
             (MBIA Insured),
             5.100% 07/01/04.............  Aaa/AAA          1,058
    500     Baltimore, Maryland, Revenue
             Refunding, (Wastewater
             Projects) Series 1994A,
             (FGIC Insured),
             5.000% 07/01/22.............  Aaa/AAA            503
  1,000     Baltimore, Maryland, Revenue
             Refunding, (Wastewater
             Projects) Series 1994A,
             (FGIC Insured),
             5.000% 07/01/24.............  Aaa/AAA          1,004
  1,000     Baltimore, Maryland, Water
             Utilities Revenue Refunding,
             (Water Projects) Series
             1990A, (MBIA Insured),
             Prerefunded 07/01/00 @ 102,
             6.950% 07/01/02.............  Aaa/AAA          1,064
  2,000     Calvert County, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1993,
             4.625% 07/15/05.............  Aa3/AA-          2,068
    500     Carroll County, Maryland,
             Consolidated Public
             Improvement GO, Series 1990,
             Prerefunded 10/01/00 @ 102,
             6.900% 10/01/02.............  Aaa/AA             536
  1,350     Carroll County, Maryland,
             Consolidated Public
             Improvement GO, Series 1991,
             6.000% 11/01/00.............  Aa3/AA           1,407
  1,000     Cecil County, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1993, (FGIC Insured),
             5.300% 12/01/00.............  Aaa/AAA          1,033
  2,000     Cecil County, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1993, (FGIC Insured),
             4.800% 12/01/04.............  Aaa/AAA          2,092
  1,810     Charles County, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1992, (AMBAC
             Insured),
             5.900% 01/15/03.............  Aaa/AAA          1,945

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MARYLAND -- (CONTINUED)
 $1,000     Charles County, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1994,
             4.400% 06/01/03.............  Aa3/AA        $  1,025
    750     Charles County, Maryland,
             Consolidated Public
             Improvement GO, Series 1991,
             Prerefunded 06/01/01 @ 102,
             6.450% 06/01/04.............  Aaa/AA             809
  2,135     Frederick County, Maryland,
             GO Refunding, Series 1993,
             5.350% 07/01/05.............  Aa/AA            2,260
  1,000     Frederick County, Maryland,
             GO, Series 1991B,
             6.300% 07/01/06.............  Aa2/AA           1,090
  2,000     Frederick, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1992, (FGIC Insured),
             5.750% 12/01/01.............  Aaa/AAA          2,115
  2,240     Frederick, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1992, (FGIC Insured),
             6.000% 12/01/05.............  Aaa/AAA          2,438
    600     Harford County, Maryland, GO,
             Series 1991, Prerefunded
             12/01/00 @ 102,
             6.100% 12/01/04.............  Aaa/AAA            639
  1,920     Harford County, Maryland, GO,
             Series 1997,
             5.500% 12/01/07.............  Aa2/AA-          2,101
  1,455     Harford County, Maryland,
             Public Improvement GO,
             Series 1992,
             5.300% 09/01/03.............  Aa2/AA-          1,545
  1,545     Howard County, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1993A,
             5.000% 08/15/03.............  Aaa/AAA          1,623
  2,000     Howard County, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1993A,
             5.250% 08/15/06.............  Aaa/AAA          2,128
  1,000     Howard County, Maryland,
             Metropolitan District, GO
             Refunding, Series 1991B,
             6.000% 08/15/03.............  Aaa/AAA          1,090
    605     Laurel, Maryland, GO
             Refunding, Series 1991A,
             (MBIA Insured),
             6.300% 07/01/00.............  Aaa/AAA            627
  1,530     Laurel, Maryland, Public
             Improvement GO Refunding,
             1996A, (FGIC Insured),
             5.000% 10/01/11.............  Aaa/AAA          1,581

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            MARYLAND -- (CONTINUED)
 $1,200     Maryland State, Certificates
             of Participation Refunding,
             (State Highway and Motor
             Vehicle Administration
             Project) Series 1992,
             5.700% 06/01/01.............  A1/AA-        $  1,251
  1,200     Maryland State, Certificates
             of Participation Refunding,
             (State Highway and Motor
             Vehicle Administration
             Project) Series 1992,
             5.800% 06/01/02.............  A1/AA-           1,250
  4,000     Maryland State, Community
             Development Administration,
             Department of Housing and
             Community Development,
             Revenue, (Single-Family
             Program) Series 1998-1, AMT,
             5.150% 04/01/18.............  Aa2/NR           3,957
  4,000     Maryland State, Community
             Development Administration,
             Department of Housing and
             Community Development,
             Revenue, (Single-Family
             Program) Series 1998-3, AMT,
             4.500% 04/01/08.............  Aa2/NR           4,015
  1,000     Maryland State, Community
             Development Administration,
             Department of Housing and
             Community Development,
             Revenue, (Single-Family
             Program), Series 1997-1,
             (MHF/FHA Insured),
             4.950% 04/01/07.............  Aa2/NR           1,023
  2,500     Maryland State, Community
             Development Administration,
             Department of Housing and
             Community Development,
             Revenue, Series 1999A, AMT,
             5.350% 07/01/41.............  Aa2/NR           2,479
  3,900     Maryland State, Community
             Development Administration,
             Development Revenue,
             (Lexington Terrace Senior
             Housing, LP Project) Series
             1998B, AMT, (HUD GRANT),
             3.900% 10/01/02.............  Aaa/NR           3,898
  3,000     Maryland State, Community
             Development Administration,
             Development Revenue,
             (Lexington Terrace
             Townhomes, LP Project)
             Series 1998A, AMT, (HUD
             GRANT),
             3.900% 10/01/02.............  Aaa/NR           2,998

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MARYLAND -- (CONTINUED)
 $3,235     Maryland State, Department of
             Transportation, Consolidated
             Transportation Revenue
             Refunding, Series 1993-2,
             4.375% 12/15/03.............  Aa2/AA        $  3,322
  1,250     Maryland State, Department of
             Transportation, Consolidated
             Transportation Revenue,
             Series 1991, Prerefunded
             09/01/00 @ 100.75,
             6.100% 09/01/01.............  Aaa/AAA          1,308
  1,100     Maryland State, GO Refunding,
             Series 1990-3, Prerefunded
             07/15/00 @ 101.5,
             6.800% 07/15/04.............  Aaa/AAA          1,164
  1,000     Maryland State, Health and
             Higher Education Facilities
             Authority, Hospital Revenue,
             (Charity Obligation Group
             Project) Series 1999A,
             5.000% 11/01/19.............  Aa2/AA+            985
  2,700     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue
             Refunding, (Johns Hopkins
             Hospital Project) Series
             1993,
             5.250% 07/01/04.............  Aa2/AA-          2,873
  1,500     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue
             Refunding, (Johns Hopkins
             Hospital Project) Series
             1993,
             5.400% 07/01/06.............  Aa2/AA-          1,600
  3,050     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue
             Refunding, (Johns Hopkins
             Hospital Project) Series
             1993,
             5.500% 07/01/07.............  Aa2/AA-          3,253
  1,000     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue
             Refunding, (University of
             Maryland Medical Systems
             Project) Series 1993, (FGIC
             Insured),
             5.200% 07/01/04.............  Aaa/AAA          1,060
  3,200     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue,
             (Hospital Charity Obligation
             Group) Series 1997D,
             Mandatory Put 11/01/03 @
             100,
             4.600% 11/01/26.............  Aa2/A1+          3,279

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            MARYLAND -- (CONTINUED)
 $1,000     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (Howard
             County General Hospital
             Acquisition -- John Hopkins
             Medicine Project) Series
             1998, (MBIA Insured),
             5.000% 07/01/19.............  Aaa/AAA       $    997
  1,000     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (Howard
             County General Hospital
             Project) Series 1993,
             5.125% 07/01/03.............  Aaa/BBB-         1,029
  1,000     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (Howard
             County General Hospital
             Project) Series 1993,
             5.500% 07/01/13.............  Aaa/BBB-         1,063
  1,000     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (Howard
             County General Hospital
             Project) Series 1993,
             5.500% 07/01/21.............  Aaa/BBB-         1,054
  1,000     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (John
             Hopkins Hospital
             Redevelopment Project)
             Series 1979,
             5.750% 07/01/09.............  Aaa/AAA          1,119
    500     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (Sinai
             Hospital of Baltimore
             Project) Series 1990, (AMBAC
             Insured), Prerefunded
             07/01/00 @ 102,
             7.300% 07/01/05.............  Aaa/AAA            534
  1,250     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (The
             Johns Hopkins Hospital
             Project) Series 1990,
             Prerefunded 07/01/00 @ 102,
             7.000% 07/01/01.............  Aaa/AAA          1,331
  1,500     Maryland State, State and
             Local Facilities Loan GO,
             Series 1995-2,
             5.000% 10/15/04.............  Aaa/AAA          1,586
  3,000     Maryland State, State and
             Local Facilities Loan GO,
             Series 1996-3,
             5.000% 10/15/06.............  Aaa/AAA          3,184
  1,000     Maryland State, State and
             Local Facilities Loan GO,
             Series 1997-2,
             5.000% 08/01/07.............  Aaa/AAA          1,059

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MARYLAND -- (CONTINUED)
 $3,000     Maryland State, State and
             Local Facilities Loan GO,
             Series 1998-2,
             5.000% 07/15/07.............  Aaa/AAA       $  3,177
  1,000     Maryland State,
             Transportation Authority,
             Special Obligation Revenue,
             (Baltimore -- Washington
             D.C. International Airport
             Project) Series 1994A, AMT,
             (FGIC Insured),
             6.400% 07/01/19.............  Aaa/AAA          1,039
  1,395     Maryland State,
             Transportation Authority,
             Transportation Facilities
             Project Revenue, Series
             1978,
             6.625% 07/01/03.............  Aaa/AAA          1,484
  2,300     Maryland State,
             Transportation Authority,
             Transportation Revenue,
             Series 1991,
             6.500% 07/01/04.............  A1/A+            2,473
  4,000     Maryland State,
             Transportation Authority,
             Transportation Revenue,
             Series 1992,
             5.700% 07/01/05.............  A1/A+            4,370
  2,800     Maryland State,
             Transportation Authority,
             Transportation Revenue,
             Series 1992,
             5.800% 07/01/06.............  A1/A+            3,094
    500     Maryland, National Capital
             Park and Planning
             Commission, GO, Series
             1990J-2, Prerefunded
             07/01/00 @ 102,
             6.900% 07/01/02.............  Aa2/AA             531
  1,000     Montgomery County, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1992A,
             5.750% 07/01/06.............  Aaa/AAA          1,106
    500     Montgomery County, Maryland,
             Consolidated Public
             Improvement GO, Series
             1991A, Prerefunded 04/01/01
             @ 102,
             6.700% 04/01/06.............  Aaa/AAA            540
  3,500     Montgomery County, Maryland,
             Consolidated Public
             Improvement GO, Series
             1993A,
             4.900% 10/01/07.............  Aaa/AAA          3,648
  1,000     Montgomery County, Maryland,
             Consolidated Public
             Improvement GO, Series
             1997A,
             5.375% 05/01/08.............  Aaa/AAA          1,088

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            MARYLAND -- (CONTINUED)
 $1,835     Montgomery County, Maryland,
             Consolidated Public
             Improvement GO, Series
             1998A,
             4.875% 05/01/06.............  Aaa/AAA       $  1,927
  3,000     Montgomery County, Maryland,
             GO, Series 1991, Prerefunded
             10/01/01 @ 102,
             6.100% 10/01/05.............  Aaa/AAA          3,236
  1,000     Montgomery County, Maryland,
             GO, Series 1991, Prerefunded
             10/01/01 @ 102,
             6.125% 10/01/07.............  Aaa/AAA          1,079
  1,000     Montgomery County, Maryland,
             Housing Opportunities
             Commission, Single-Family
             Mortgage Revenue, Series
             1997A,
             5.400% 07/01/08.............  Aa2/NR           1,042
  3,375     Northeast Maryland, Solid
             Waste Disposal Authority,
             Revenue, (Ogden Martin
             Systems -- Montgomery County
             Residential Receivables
             Project) Series 1993A, AMT,
             (MBIA-IBC Insured),
             5.800% 07/01/04.............  Aaa/AAA          3,657
  1,535     Northeast Maryland, Solid
             Waste Disposal Authority,
             Southwest Research Recovery
             Facilities Revenue
             Refunding, (Wheelabrator
             Technologies Project) Series
             1993, (MBIA Insured),
             7.000% 01/01/01.............  Aaa/AAA          1,621
    630     Ocean City, Maryland, GO
             Refunding, Series 1991,
             (MBIA Insured), Prerefunded
             11/01/01 @ 102,
             6.100% 11/01/04.............  Aaa/AAA            681
  1,170     Ocean City, Maryland, GO,
             Series 1997, (MBIA Insured),
             5.000% 12/01/14.............  Aaa/AAA          1,192
  1,000     Prince Georges County,
             Maryland, Consolidated
             Public Improvement GO
             Refunding, Series 1992A,
             (MBIA Insured),
             5.400% 03/01/02.............  Aaa/AAA          1,048
  1,000     Prince Georges County,
             Maryland, Consolidated
             Public Improvement GO
             Refunding, Series 1991,
             6.500% 07/01/02.............  A1/AA-           1,078
  1,000     Prince Georges County,
             Maryland, Consolidated
             Public Improvement GO
             Refunding, Series 1992A,
             (MBIA Insured),
             5.300% 03/01/01.............  Aaa/AAA          1,034

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MARYLAND -- (CONTINUED)
 $1,000     Prince Georges County,
             Maryland, Consolidated
             Public Improvement GO,
             Series 1992,
             5.600% 01/15/03.............  A1/AA-        $  1,063
  1,800     Prince Georges County,
             Maryland, Consolidated
             Public Improvement GO,
             Series 1992,
             5.900% 01/15/06.............  A1/AA-           1,924
  2,000     Prince Georges County,
             Maryland, Solid Waste
             Management Systems
             Authority, Revenue
             Refunding, Series 1993, (FSA
             Insured),
             5.100% 06/15/05.............  Aaa/AAA          2,108
    800     Prince Georges County,
             Maryland, Solid Waste
             Management Systems
             Authority, Revenue, Series
             1990,
             6.600% 06/30/00.............  Aaa/AAA            832
    740     Prince Georges County,
             Maryland, Solid Waste
             Management Systems
             Authority, Revenue, Series
             1990, Prerefunded 06/30/00 @
             102,
             6.800% 06/30/04.............  Aaa/AAA            786
  1,000     Rockville, Maryland, GO
             Refunding, Series 1993,
             4.750% 04/15/05.............  Aa1/AA+          1,028
  1,000     St. Mary's County, Maryland,
             GO, Series 1995, (MBIA
             Insured),
             5.700% 03/01/08.............  Aaa/AAA          1,091
  2,000     University of Maryland,
             Systems Auxiliary Facilities
             and Tuition Revenue
             Refunding, Series 1993C,
             4.900% 10/01/08.............  Aa3/AA+          2,067
  2,000     University of Maryland,
             Systems Auxiliary Facilities
             and Tuition Revenue, Series
             1991A, Prerefunded 04/01/00
             @ 102,
             6.500% 04/01/06.............  NR/AAA           2,104
    745     University of Maryland,
             Systems Auxiliary Facilities
             and Tuition Revenue, Series
             1992A,
             6.000% 02/01/04.............  Aa3/AA+            789
  1,000     University of Maryland,
             Systems Auxiliary Facilities
             and Tuition Revenue, Series
             1992A,
             6.300% 02/01/08.............  Aa3/AA+          1,067
  1,000     University of Maryland,
             Systems Auxiliary Facilities
             and Tuition Revenue, Series
             1992A,
             6.300% 02/01/10.............  Aa3/AA+          1,067

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            MARYLAND -- (CONTINUED)
 $2,000     Washington County, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1993, (FGIC Insured),
             4.900% 01/01/02.............  Aaa/AAA       $  2,065
  1,000     Washington County, Maryland,
             Consolidated Public
             Improvement GO Refunding,
             Series 1993, (FGIC Insured),
             5.250% 01/01/06.............  Aaa/AAA          1,057
    500     Washington County, Maryland,
             GO, Series 1990,
             6.400% 12/01/00.............  A1/A+              511
  1,000     Washington County, Maryland,
             Sanitation District, GO
             Refunding, Series 1993F,
             (FGIC Insured),
             5.250% 01/01/06.............  Aaa/AAA          1,057
  1,000     Washington County, Maryland,
             Suburban Sanitation District
             Authority, General
             Construction GO Refunding,
             Series 1993,
             5.000% 06/01/04.............  Aa1/AA           1,052
  1,000     Washington County, Maryland,
             Suburban Sanitation District
             Authority, GO, Series 1996,
             5.600% 06/01/15.............  Aa1/AA           1,054
  1,260     Washington Suburban
             Sanitation District
             Authority, Maryland, General
             Construction GO, Series
             1991-1, Prerefunded 06/01/01
             @ 102,
             6.750% 06/01/05.............  Aaa/AAA          1,367
  1,000     Washington Suburban
             Sanitation District
             Authority, Maryland, General
             Construction GO, Series
             1997,
             5.125% 06/01/21.............  Aa1/AA           1,005
  3,440     Washington Suburban
             Sanitation District
             Authority, Maryland, Water
             Supply GO Refunding, Series
             1993,
             5.100% 12/01/07.............  Aa1/AA           3,620
  2,010     Washington Suburban
             Sanitation District
             Authority, Maryland, Water
             Supply GO, Series 1992,
             Prerefunded 06/01/02 @ 102,
             5.800% 06/01/03.............  Aa1/AA           2,169
  1,000     Washington Suburban
             Sanitation District
             Authority, Maryland, Water
             Supply GO, Series 1993,
             5.000% 06/01/03.............  Aa1/AA           1,048
  1,290     Wicomico County, Maryland,
             Public Improvement GO,
             Series 1997, (MBIA Insured),
             4.800% 12/01/10.............  Aaa/AAA          1,325

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MARYLAND -- (CONTINUED)
 $1,355     Wicomico County, Maryland,
             Public Improvement GO,
             Series 1997, (MBIA Insured),
             4.900% 12/01/11.............  Aaa/AAA       $  1,392
  1,425     Wicomico County, Maryland,
             Public Improvement GO,
             Series 1997, (MBIA Insured),
             5.000% 12/01/12.............  Aaa/AAA          1,469
                                                         --------
                                                          181,818
                                                         --------
            COLORADO -- 0.7%
  3,800     Public Highway Authority of
             Colorado, Revenue, Capital
             Appreciation, Series 1997B,
             (MBIA Insured),
             5.200%+ 09/01/18............  Aaa/AAA          1,402
                                                         --------
            DISTRICT OF COLUMBIA -- 3.0%
  1,305     District of Columbia,
             Revenue, (The Smithsonian
             Institute Project) Series
             1997,
             5.000% 02/01/17.............  Aaa/AAA          1,294
  1,085     Metropolitan Washington,
             District of Columbia,
             Airport Authority, Virginia
             General Airport Revenue,
             Series 1997B, AMT, (FGIC
             Insured),
             5.750% 10/01/03.............  Aaa/AAA          1,164
  3,500     Washington, District of
             Columbia, Metropolitan Area
             Transportation Authority,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             5.000% 07/01/06.............  Aaa/AAA          3,674
                                                         --------
                                                            6,132
                                                         --------
            MAINE -- 1.0%
  2,000     Baileyville, Maine, PCR,
             (Georgia-Pacific Corporation
             Project) Series 1998,
             4.750% 06/01/05.............  Baa2/NR          2,028
                                                         --------
            TEXAS -- 1.8%
  2,250     Hurst-Euless-Bedford, Texas,
             Independent School District,
             GO Refunding, Series 1998,
             (PSFG Insured),
             4.750% 08/15/28.............  Aaa/AAA          2,108
  1,750     Lamar, Texas, Consolidated
             Independent School District,
             GO Refunding, Series 1998,
             (PSFG Insured),
             4.750% 02/15/20.............  Aaa/AAA          1,661
                                                         --------
                                                            3,769
                                                         --------

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            VIRGINIA -- 1.9%
 $4,000     Virginia State,
             Transportation Board
             Authority, Transportation
             Contract Revenue, (Northern
             Virginia Transportation
             District Project) Series
             1996A,
             5.125% 05/15/21.............  Aa2/AA        $  3,966
                                                         --------
            WASHINGTON -- 1.7%
  3,000     Washington State, Public
             Power Supply System Revenue
             Refunding, Series 1993A,
             7.000% 07/01/08.............  Aa1/AA-          3,555
                                                         --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost: $193,958).........................    202,670
                                                         --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 1.0%
            (Cost $2,093)
  2,093     AIM Tax-Exempt Fund......................       2,093
                                                         --------
            TOTAL INVESTMENTS
             (Cost $196,051*).................   98.9%    204,763
                                                         --------
            OTHER ASSETS AND
             LIABILITIES (NET)................    1.1%
            Receivable for Fund shares sold..........    $    106
            Interest receivable......................       3,232
            Miscellaneous receivables................          12
            Prepaid expenses.........................           3
            Payable for Fund shares redeemed.........        (101)
            Investment advisory fee payable..........         (14)
            Administration fee payable...............         (26)
            Shareholder servicing and distribution
             fees payable............................         (15)
            Distributions payable....................        (781)
            Accrued Trustees' fees and expenses......         (12)
            Accrued expenses and other liabilities...         (95)
                                                         --------
            TOTAL OTHER ASSETS
             AND LIABILITIES (NET)...................       2,309
                                                         --------
            NET ASSETS........................  100.0%   $207,072
                                                         ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......    $      1
            Accumulated net realized gain on
             investments sold........................          88
            Net unrealized appreciation of
             investments.............................       8,712
            Paid-in capital..........................     198,271
                                                         --------
            NET ASSETS...............................    $207,072
                                                         ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
                                                          (000)
-----------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($183,355,540/16,558,568
             shares outstanding).....................      $11.07
                                                           ------
                                                           ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($17,166,071/1,550,238 shares
             outstanding)............................      $11.07
                                                           ------
                                                           ------
            Maximum sales charge.....................       3.25%
            Maximum offering price per share.........      $11.44
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($5,989,304/540,890 shares
             outstanding)............................      $11.07
                                                           ------
                                                           ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($561,355/50,697 shares
             outstanding)............................      $11.07
                                                           ------
                                                           ------

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $8,833 and gross depreciation of $121 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $196,051.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations Maryland Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   FGIC                                                                   12.84%
   MBIA                                                                   10.55%

Nations Maryland Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Transportation Revenue                                                 11.97%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.6%
            MARYLAND -- 89.5%
 $  500     Anne Arundel County, Maryland,
             Consolidated General
             Improvement GO Refunding,
             Series 1995,
             5.300% 04/01/10..............  Aa1/AA+       $   526
    500     Anne Arundel County, Maryland,
             Consolidated General
             Improvement GO, Series 1993,
             5.250% 07/15/11..............  Aa2/AA+           525
    300     Baltimore County, Maryland,
             Mortgage Revenue Refunding,
             (Kingswood Commons Project)
             Series 1994A, (FHA Insured),
             5.750% 11/01/20..............  NR/AAA            309
  1,000     Baltimore County, Maryland,
             Pension Funding GO Refunding,
             Series 1998,
             5.000% 08/01/09..............  Aaa/AAA         1,059
    150     Baltimore, Maryland,
             Consolidated Public
             Improvement GO, Series 1992B,
             AMT, (FGIC Insured),
             6.300% 10/15/08..............  Aaa/AAA           161
  1,000     Baltimore, Maryland,
             Consolidated Public
             Improvement GO, Series 1998B,
             (FGIC Insured),
             6.500% 10/15/08..............  Aaa/AAA         1,018
  1,000     Baltimore, Maryland,
             Convention Center Revenue
             Refunding, Series 1998, (MBIA
             Insured),
             5.000% 09/01/06..............  Aaa/AAA         1,057
    250     Baltimore, Maryland,
             Convention Center Revenue,
             Series 1994, (FGIC Insured),
             Prerefunded 09/01/04 @ 100,
             6.150% 09/01/19..............  Aaa/AAA           277
  1,725     Baltimore, Maryland, Exchanged
             Revenue, Series 1996A, (FGIC
             Insured),
             5.900% 07/01/10..............  Aaa/AAA         1,949
    250     Baltimore, Maryland, Port
             Facilities Revenue, (E.I.
             duPont de Nemours Project)
             Series 1985,
             6.500% 12/01/10..............  Aa3/AA-           275
    500     Baltimore, Maryland, Revenue
             Refunding, (Wastewater
             Projects) Series 1994A, (FGIC
             Insured),
             5.000% 07/01/22..............  Aaa/AAA           503
    250     Cumberland, Maryland, GO
             Refunding, Series 1994A,
             (FGIC Insured),
             5.250% 05/01/21..............  Aaa/AAA           254
    400     Howard County, Maryland,
             Special Facilities Revenue,
             Series 1995A,
             6.000% 02/15/21..............  Aa/AAA            431

-----------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            MARYLAND -- (CONTINUED)
 $  500     Maryland State, Community
             Development Administration,
             Department of Housing and
             Community Development,
             Multi-Family Revenue, (Auburn
             Manor Apartments, LP Project)
             Series 1998A, AMT, (FNMA
             COLL),
             5.250% 10/01/19..............  Aaa/NR        $   506
    545     Maryland State, Community
             Development Administration,
             Department of Housing and
             Community Development,
             Revenue, (Residential
             Project) Series 1998B, AMT,
             4.500% 09/01/06..............  Aa2/NR            544
    500     Maryland State, Community
             Development Administration,
             Department of Housing and
             Community Development,
             Revenue, (Residential
             Project) Series 1998B, AMT,
             4.950% 09/01/11..............  Aa2/NR            500
  1,250     Maryland State, Community
             Development Administration,
             Department of Housing and
             Community Development,
             Revenue, Series 1999A, AMT,
             5.350% 07/01/41..............  Aa2/NR          1,240
    870     Maryland State, Community
             Development Administration,
             Development Revenue,
             (Single-Family Program)
             Series 1997-1, (MHF/FHA
             Insured),
             5.600% 04/01/18..............  Aa2/NR            890
    500     Maryland State, Community
             Development Administration,
             Housing Development Revenue,
             Series 1998A, AMT,
             5.500% 07/01/30..............  Aa2/NR            511
    500     Maryland State, Health and
             Higher Education Facilities
             Authority, Hospital Revenue,
             (Charity Obligation Group
             Project) Series 1999A,
             5.000% 11/01/19..............  Aa2/AA+           492
    200     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue Refunding,
             (Doctors Hospital Inc.
             Project) Series 1993,
             5.750% 07/01/13..............  Baa1/BBB-         204
    200     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue Refunding,
             (Greater Baltimore Medical
             Center Project) Series 1993,
             (FGIC Insured),
             5.000% 07/01/13..............  Aaa/AAA           202

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MARYLAND -- (CONTINUED)
 $  300     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue Refunding,
             (Johns Hopkins Hospital
             Project) Series 1993,
             5.600% 07/01/09..............  Aa2/AA-       $   319
    290     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue Refunding,
             (Memorial Hospital of
             Cumberland) Series 1992,
             Prerefunded 07/01/04 @ 100,
             6.500% 07/01/10..............  A/AA+             325
    200     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue Refunding,
             (Peninsula Regional Medical
             Center Project) Series 1993,
             5.000% 07/01/08..............  A/A               206
    110     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (Anne
             Arundel Medical Center
             Project) Series 1993, (AMBAC
             Insured),
             5.250% 07/01/13..............  Aaa/AAA           113
    510     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (College
             of Notre Dame Project) Series
             1998, (MBIA Insured),
             4.600% 10/01/14..............  Aaa/AAA           504
    460     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (College
             of Notre Dame Project) Series
             1998, (MBIA Insured),
             5.300% 10/01/18..............  Aaa/AAA           484
    100     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue,
             (Frederick Memorial Hospital
             Project) Series 1993, (FGIC
             Insured),
             5.250% 07/01/13..............  Aaa/AAA           106
    735     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (Hospital
             Charity Obligation Group)
             Series 1997D, Mandatory Put
             11/01/03 @ 100,
             4.600% 11/01/26..............  Aa2/A1+           753
  1,000     Maryland State, Health and
             Higher Education Facilities
             Authority, Revenue, (John
             Hopkins Hospital
             Redevelopment Project) Series
             1979,
             5.750% 07/01/09..............  Aaa/AAA         1,120

-----------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            MARYLAND -- (CONTINUED)
 $  425     Maryland State, Industrial
             Development Finance
             Authority, Revenue, (American
             Center for Physics Project)
             Series 1992, (GTY-AGMT),
             6.375% 01/01/12..............  NR/BBB        $   450
    500     Maryland State, Stadium
             Authority, Lease Revenue,
             (Ocean City Convention Center
             Project) Series 1995,
             5.375% 12/15/13..............  Aa/AA             523
  1,000     Maryland State, State and
             Local Facilities Loan GO,
             Series 1997-2,
             5.000% 08/01/06..............  Aaa/AAA         1,060
  2,500     Maryland State, State and
             Local Facilities Loan GO,
             Series 1998-1,
             4.750% 03/01/07..............  Aaa/AAA         2,600
    115     Maryland State, Transportation
             Authority, Special Obligation
             Revenue, (Baltimore -
             Washington D.C. International
             Airport Project) Series
             1994A, AMT, (FGIC Insured),
             6.400% 07/01/19..............  Aaa/AAA           119
    500     Maryland State, Transportation
             Authority, Transportation
             Facilities Project Revenue,
             Series 1978,
             6.800% 07/01/16..............  Aaa/AAA           597
    300     Maryland State, Transportation
             Authority, Transportation
             Facilities Project Revenue,
             Series 1992,
             5.750% 07/01/15..............  A1/A+             313
    200     Maryland, Water Quality
             Financing Administration,
             Revolving Loan Fund Revenue,
             Series 1992A,
             6.550% 09/01/14..............  Aa2/AA            218
    250     Maryland, Water Quality
             Financing Administration,
             Revolving Loan Fund Revenue,
             Series 1993A,
             5.400% 09/01/10..............  Aa2/AA            259
    500     Montgomery County, Maryland,
             Consolidated Public
             Improvement GO, Series 1998A,
             4.875% 05/01/06..............  Aaa/AAA           525
    250     Montgomery County, Maryland,
             Housing Opportunities
             Commission, Multi-Family
             Mortgage Revenue, Series
             1994A,
             6.000% 07/01/14..............  Aaa/NR            263

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            MARYLAND -- (CONTINUED)
 $  300     Northeast Maryland, Solid
             Waste Disposal Authority,
             Revenue, (Ogden Martin
             Systems - Montgomery County
             Residential Receivables
             Project) Series 1993A, AMT,
             6.300% 07/01/16..............  A2/NR         $   321
    500     Prince Georges County,
             Maryland, PCR Refunding,
             (Potomac Electric Power
             Project) Series 1995,
             5.750% 03/15/10..............  A1/A              555
  1,350     Prince Georges County,
             Maryland, Revenue Refunding,
             (Dimensions Health
             Corporation Project) Series
             1994,
             5.300% 07/01/24..............  A/NR            1,283
    500     Prince Georges County,
             Maryland, Solid Waste
             Management Systems Authority,
             Revenue Refunding, Series
             1993, (FSA Insured),
             5.200% 06/15/06..............  Aaa/AAA           528
    500     Prince Georges County,
             Maryland, Stormwater
             Management, GO, Series 1993,
             5.500% 03/15/13..............  Aa3/AA            527
  1,000     University of Maryland,
             Systems Auxiliary Facilities
             and Tuition Revenue, Series
             1997A,
             5.125% 04/01/13..............  Aa3/AA+         1,034
    200     Washington County, Maryland,
             Public Improvement GO, Series
             1995, (MBIA Insured),
             5.800% 01/01/15..............  Aaa/AAA           215
    320     Washington County, Maryland,
             Sanitation District, GO
             Refunding, Series 1993F,
             (FGIC Insured),
             5.000% 01/01/04..............  Aaa/AAA           335
  1,000     Washington County, Maryland,
             Suburban Sanitation District
             Authority, General
             Construction GO Refunding,
             Series 1993,
             5.000% 06/01/04..............  Aa1/AA          1,052
  1,000     Washington Suburban Sanitation
             District Authority, Maryland,
             Sewer Disposal GO, Series
             1992, Prerefunded 06/01/02 @
             102,
             5.800% 06/01/03..............  Aa1/AA          1,079
                                                          -------
                                                           31,219
                                                          -------
            DISTRICT OF COLUMBIA -- 1.7%
    200     Washington, District of
             Columbia, Metropolitan Area
             Transportation Authority,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             4.900% 01/01/05..............  Aaa/AAA           209

-----------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            DISTRICT OF COLUMBIA -- (CONTINUED)
 $  350     Washington, District of
             Columbia, Metropolitan Area
             Transportation Authority,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             6.000% 07/01/10..............  Aaa/AAA       $   396
                                                          -------
                                                              605
                                                          -------

            GUAM -- 1.8%
    600     Guam, Government GO, Series
             1993A,
             5.200% 11/15/08..............  NR/BBB            615
                                                          -------

            PUERTO RICO -- 3.4%
    500     Puerto Rico, Electric Power
             Authority, Power Revenue
             Refunding, Series 1995Y,
             (MBIA Insured),
             6.500% 07/01/06..............  Aaa/AAA           575
    335     Puerto Rico, Housing Bank and
             Finance Agency, Single-
             Family Mortgage Revenue,
             (Affordable Housing
             Mortgage - Portfolio I)
             Series 1995, AMT,
             (GNMA/FNMA/FHLMC COLL),
             6.100% 10/01/15..............  Aaa/AAA           352
    250     Puerto Rico, Industrial
             Medical and Environmental
             Pollution Control Facilities
             Finance Authority, Higher
             Education Revenue Refunding,
             (Catholic University of
             Puerto Rico Project) Series
             1993,
             5.600% 12/01/07..............  NR/BBB-           265
                                                          -------
                                                            1,192
                                                          -------

            TENNESSEE -- 2.2%
    730     McMinn County, Tennessee,
             Industrial Development Board,
             PCR, (Bowater, Inc. - Calhoun
             Newsprint Project) Series
             1991, AMT,
             7.625% 03/01/16..............  Baa1/BBB          780
                                                          -------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $33,266)............................    34,411
                                                          -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Maryland Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

 SHARES                                                      VALUE
  (000)                                                      (000)
-------------------------------------------------------------------
            INVESTMENT COMPANIES -- 0.3%
             (Cost $103)
    103     AIM Tax-Exempt Fund.........................    $   103
                                                            -------
            TOTAL INVESTMENTS
             (Cost $33,369*).....................   98.9%    34,514
                                                            -------
            OTHER ASSETS AND
             LIABILITIES (NET)...................    1.1%
            Cash........................................    $     1
            Receivable for Fund shares sold.............        104
            Interest receivable.........................        473
            Receivable from investment advisor..........         32
            Payable for Fund shares redeemed............         (6)
            Administration fee payable..................         (4)
            Shareholder servicing and distribution fees
             payable....................................        (39)
            Distributions payable.......................       (113)
            Accrued Trustees' fees and expenses.........         (9)
            Accrued expenses and other liabilities......        (42)
                                                            -------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....        397
                                                            -------
            NET ASSETS...........................  100.0%   $34,911
                                                            =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........    $     7
            Accumulated net realized gain on investments
             sold.......................................         20
            Net unrealized appreciation of
             investments................................      1,145
            Paid-in capital.............................     33,739
                                                            -------
            NET ASSETS..................................    $34,911
                                                            =======
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($17,033,066/1,705,130
             shares outstanding)........................      $9.99
                                                              -----
                                                              -----
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($1,751,310/175,314 shares
             outstanding)...............................      $9.99
                                                              -----
                                                              -----
            Maximum sales charge........................      4.75%
            Maximum offering price per share............     $10.49
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($16,123,541/1,614,078 shares
             outstanding)...............................      $9.99
                                                              -----
                                                              -----
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($2,840/284 shares outstanding)....      $9.99
                                                              -----
                                                              -----

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,226 and gross depreciation of $81 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $33,369.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Nations Maryland Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   FGIC                                                                   15.84%

Nations Maryland Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Housing Revenue                                                        14.82%
   Hospital Revenue                                                       11.43%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations North Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.3%
            NORTH CAROLINA -- 93.7%
 $1,000     Buncombe County, North
             Carolina, GO Refunding,
             Series 1993,
             5.000% 03/01/03..............  Aa2/AA        $  1,045
  1,250     Buncombe County, North
             Carolina, Metropolitan Sewer
             District, Revenue Refunding,
             Series 1991A, Prerefunded
             07/01/01 @ 102,
             6.750% 07/01/09..............  Aaa/NR           1,360
      5     Buncombe County, North
             Carolina, Metropolitan Sewer
             District, Sewer System
             Revenue, Unrefunded Balance,
             Series 1992B,
             6.750% 07/01/16..............  A/NR                 5
  1,000     Charlotte, North Carolina, GO
             Refunding, Series 1993,
             4.500% 02/01/03..............  Aaa/AAA          1,028
  3,055     Charlotte, North Carolina, GO
             Refunding, Series 1995,
             5.000% 06/01/05..............  Aaa/AAA          3,226
  1,240     Charlotte, North Carolina,
             Health Care Systems Revenue,
             Unrefunded Balance,
             (Mecklenburg Hospital
             Authority Project) Series
             1992,
             6.375% 01/01/09..............  Aa3/AA           1,342
    425     Charlotte, North Carolina,
             Health Care Systems Revenue,
             Unrefunded Balance,
             (Mecklenburg Hospital
             Authority Project) Series
             1992,
             6.250% 01/01/20..............  Aa3/AA             455
  1,000     Charlotte, North Carolina,
             Public Improvement GO, Series
             1990A, Prerefunded 10/01/00 @
             102,
             6.900% 10/01/05..............  Aaa/AAA          1,072
  1,800     Charlotte, North Carolina,
             Public Improvement GO, Series
             1991,
             6.500% 02/01/07..............  Aaa/AAA          1,928
  1,000     Charlotte, North Carolina,
             Water and Sewer GO, Series
             1994, Prerefunded 02/01/04 @
             102,
             5.800% 02/01/16..............  Aaa/AAA          1,100
  1,670     Charlotte, North Carolina,
             Water and Sewer GO, Series
             1996,
             5.500% 05/01/06..............  Aaa/AAA          1,813
  2,340     Charlotte, North Carolina,
             Water and Sewer GO, Series
             1998,
             4.750% 02/01/09..............  Aaa/AAA          2,420
  2,000     Charlotte-Mecklenburg Hospital
             Authority, Revenue,
             (Carolinas Healthcare System
             Project) Series 1997A,
             5.000% 01/15/17..............  Aa3/AA           1,974

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            NORTH CAROLINA -- (CONTINUED)
 $2,500     Charlotte-Mecklenburg Hospital
             Authority, Revenue,
             (Carolinas Healthcare System
             Project) Series 1997A,
             5.125% 01/15/22..............  Aa3/AA        $  2,452
    760     Charlotte-Mecklenburg Hospital
             Authority, Revenue, Series
             1992, Prerefunded 01/01/02 @
             102,
             6.375% 01/01/09..............  Aa3/AA             826
    705     Charlotte-Mecklenburg Hospital
             Authority, Revenue, Series
             1992, Prerefunded 01/01/02 @
             102,
             6.250% 01/01/20..............  Aa3/AA             764
  2,500     Cleveland County, North
             Carolina, GO Refunding,
             Series 1993, (FGIC Insured),
             5.100% 06/01/01..............  Aaa/AAA          2,584
  2,500     Cleveland County, North
             Carolina, GO Refunding,
             Series 1993, (FGIC Insured),
             5.100% 06/01/02..............  Aaa/AAA          2,607
  1,000     Cleveland County, North
             Carolina, GO Refunding,
             Series 1993, (FGIC Insured),
             5.100% 06/01/05..............  Aaa/AAA          1,051
  2,000     Coastal Regional Solid Waste
             Management Authority, North
             Carolina, Solid Waste
             Disposal System Revenue,
             Series 1992,
             6.300% 06/01/04..............  A/BBB+           2,158
    500     Concord, North Carolina, GO
             Refunding, Series 1992,
             6.200% 06/01/05..............  Aa/AA-             542
  1,000     Concord, North Carolina,
             Utilities System Revenue,
             Series 1993, (MBIA Insured),
             5.200% 12/01/02..............  Aaa/AAA          1,052
  1,000     Concord, North Carolina,
             Utilities Systems Revenue,
             Series 1998A, (MBIA Insured),
             4.350% 12/01/05..............  Aaa/AAA          1,021
  1,720     Durham and Wake County, North
             Carolina, Special Apartment
             District, GO Refunding,
             Series 1992,
             5.750% 04/01/03..............  Aaa/AAA          1,826
  2,300     Durham and Wake County, North
             Carolina, Special Apartment
             District, GO Refunding,
             Series 1993,
             5.000% 04/01/03..............  Aaa/AAA          2,408
  1,500     Durham County, North Carolina,
             GO Refunding, Series 1992,
             5.200% 03/01/07..............  Aaa/AAA          1,569
  2,000     Durham County, North Carolina,
             GO, Series 1992,
             5.750% 02/01/06..............  Aaa/AAA          2,140

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations North Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            NORTH CAROLINA -- (CONTINUED)
 $1,000     Durham County, North Carolina,
             GO, Series 1993,
             4.500% 05/01/00..............  Aaa/AAA       $  1,014
  1,000     Fayetteville, North Carolina,
             Public Works Commission,
             Revenue Refunding, Series
             1990, (FGIC Insured),
             Prerefunded 03/01/00 @ 102,
             6.750% 03/01/07..............  Aaa/AAA          1,052
  2,000     Fayetteville, North Carolina,
             Public Works Commission,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             4.500% 03/01/04..............  Aaa/AAA          2,054
  1,150     Fayetteville, North Carolina,
             Public Works Commission,
             Revenue Refunding, Series
             1997, (FSA Insured),
             5.250% 03/01/07..............  Aaa/AAA          1,230
  2,000     Forsyth County, North
             Carolina, GO Refunding,
             Series 1993A,
             4.750% 03/01/06..............  Aaa/AAA          2,077
    500     Gastonia, North Carolina,
             Water Revenue and Street
             Improvement GO, Series 1993,
             (FGIC Insured),
             5.200% 04/01/02..............  Aaa/AAA            522
  1,000     Greensboro, North Carolina,
             Combined Enterprise Systems
             Revenue, Series 1998A,
             5.000% 06/01/18..............  A1/AA-           1,001
  1,305     Greensboro, North Carolina,
             Enterprise Systems Revenue,
             Series 1998A,
             5.500% 06/01/08..............  A1/AA-           1,424
  2,590     Greensboro, North Carolina,
             Public Improvement GO, Series
             1998,
             4.700% 04/01/15..............  Aa1/AAA          2,558
  2,000     Greenville, North Carolina,
             Combined Enterprise Revenue,
             Series 1994,
             6.000% 09/01/10..............  A1/A+            2,197
  1,000     Guilford County, North
             Carolina, GO, Series 1993,
             5.300% 04/01/04..............  Aa1/AA+          1,058
  1,000     Haywood County, North
             Carolina, Industrial
             Facilities and Pollution
             Control Financing Authority,
             Solid Waste Disposal Revenue,
             (Champion International
             Corporation Project) Series
             1993, AMT,
             5.500% 10/01/18..............  Baa1/BBB           991
  1,000     Henderson County, North
             Carolina, School and
             Community College GO, Series
             1991,
             6.500% 06/01/05..............  A1/A+            1,079

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            NORTH CAROLINA -- (CONTINUED)
 $  500     Henderson County, North
             Carolina, School and
             Community College GO, Series
             1991,
             6.500% 06/01/08..............  A1/A+         $    540
  1,250     High Point, North Carolina,
             GO, Series 1990, Prerefunded
             06/01/00 @ 102,
             6.900% 06/01/04..............  Aa3/AA           1,326
  1,000     Iredell County, North
             Carolina, GO, Series 1997,
             4.750% 02/01/11..............  Aa3/A+           1,014
  1,095     Iredell County, North
             Carolina, GO, Series 1997,
             4.750% 02/01/16..............  Aa3/A+           1,077
  1,160     Lee County, North Carolina,
             GO, Series 1992,
             6.000% 02/01/06..............  A1/A+            1,245
    750     Lower Cape Fear, North
             Carolina, Water and Sewer
             Authority, Revenue, Series
             1993, AMT,
             5.200% 03/01/04..............  A2/BBB             785
  3,650     Martin County, North Carolina,
             Industrial Facilities and
             Pollution Control Financing
             Authority, Revenue,
             (Weyerhaeuser Company
             Project) Series 1985,
             8.500% 06/15/99..............  A2/A             3,688
  1,000     Mecklenburg County, North
             Carolina, GO, Series 1991,
             Prerefunded 04/01/01 @ 102,
             6.200% 04/01/06..............  Aaa/AAA          1,070
  1,000     Mecklenburg County, North
             Carolina, Industrial
             Facilities and Pollution
             Control Finance Authority,
             Revenue Refunding, (Fluor
             Corporation Project) Series
             1993,
             5.250% 12/01/09..............  NR/A             1,029
  1,195     Morganton, North Carolina,
             Water and Sewer GO, Series
             1995, (FGIC Insured),
             5.700% 06/01/11..............  Aaa/AAA          1,289
  2,220     New Hanover County, North
             Carolina, GO, Series 1995,
             5.500% 03/01/10..............  Aa3/AA-          2,373
  2,000     North Carolina State, GO,
             Series 1992A,
             6.100% 03/01/01..............  Aaa/AAA          2,096
  1,800     North Carolina State, GO,
             Series 1994A,
             4.700% 02/01/01..............  Aaa/AAA          1,840
  1,925     North Carolina State, GO,
             Series 1994A,
             4.700% 02/01/04..............  Aaa/AAA          1,997
  1,500     North Carolina State, GO,
             Series 1997,
             5.100% 06/01/09..............  Aaa/AAA          1,590
  4,000     North Carolina State, GO,
             Series 1997A,
             5.100% 03/01/06..............  Aaa/AAA          4,248

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations North Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            NORTH CAROLINA -- (CONTINUED)
 $1,000     North Carolina State, GO,
             Series 1997A,
             5.100% 03/01/08..............  Aaa/AAA       $  1,062
  2,150     North Carolina State, GO,
             Series 1998A,
             4.750% 04/01/13..............  Aaa/AAA          2,161
  2,165     North Carolina, Eastern
             Municipal Power Authority,
             Revenue, Series 1986A,
             5.000% 01/01/17..............  Aaa/BBB          2,206
  1,000     North Carolina, Educational
             Facilities Finance Agency,
             Revenue, (Davidson College
             Project) Series 1992,
             5.100% 12/01/00..............  NR/AA            1,029
  1,000     North Carolina, Educational
             Facilities Finance Agency,
             Revenue, (Duke University
             Project) Series 1991C,
             6.625% 10/01/08..............  Aa1/AA+          1,084
  1,500     North Carolina, Educational
             Facilities Finance Agency,
             Revenue, (Wake Forest
             University Project) Series
             1997,
             5.000% 11/01/17..............  Aa3/AA           1,504
  1,950     North Carolina, Housing
             Finance Agency, Multi-Family
             Housing Revenue Refunding,
             Series 1992B, (FHA COLL),
             6.900% 07/01/24..............  Aa2/AA           2,093
  3,000     North Carolina, Housing
             Finance Agency, Revenue,
             Series 1999A-3, AMT,
             5.150% 01/01/19..............  Aa2/AA           2,981
  4,030     North Carolina, Housing
             Finance Agency, Single-
             Family Housing Revenue, (Home
             Ownership Project) Series
             1998A-1, AMT,
             5.350% 01/01/17..............  Aa2/AA           4,048
    705     North Carolina, Housing
             Finance Agency, Single-
             Family Housing Revenue,
             Series 1991R, (FHA MTGS),
             6.350% 03/01/03..............  Aa/AA              747
    710     North Carolina, Housing
             Finance Agency, Single-
             Family Housing Revenue,
             Series 1991R, (FHA MTGS),
             6.350% 09/01/03..............  Aa/AA              754
    925     North Carolina, Housing
             Finance Agency, Single-
             Family Housing Revenue,
             Series 1994Y,
             6.300% 09/01/15..............  Aa/AA              991

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            NORTH CAROLINA -- (CONTINUED)
 $2,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue Refunding,
             (North Carolina Baptist
             Hospital Project) Series
             1992A,
             5.250% 06/01/00..............  Aa3/AA        $  2,046
  3,845     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue Refunding,
             (Novant Health, Inc. Project)
             Series 1998A, (MBIA Insured),
             5.000% 10/01/07..............  Aaa/AAA          4,038
  1,830     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue Refunding,
             (Novant Health, Inc. Project)
             Series 1998A, (MBIA Insured),
             5.100% 10/01/10..............  Aaa/AAA          1,907
  2,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue Refunding,
             (Presbyterian Health Care
             Services Project) Series
             1993,
             5.250% 10/01/04..............  Aa/AA            2,118
  1,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue Refunding,
             (Presbyterian Health Care
             Services Project) Series
             1993,
             5.300% 10/01/05..............  Aa/AA            1,064
  3,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue Refunding,
             (Presbyterian Health Care
             Services Project) Series
             1993,
             5.500% 10/01/14..............  Aa/AA            3,101
  2,640     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Carolina
             Medicorp Inc. Project) Series
             1996,
             5.100% 05/01/07..............  Aa3/AA           2,788
  2,450     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Carolina
             Medicorp Inc. Project) Series
             1996,
             5.250% 05/01/09..............  Aa3/AA           2,582
  1,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Carolina
             Medicorp, Inc. Project)
             Series 1996,
             5.250% 05/01/21..............  Aa3/AA             997
  2,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Duke
             University Hospital Project)
             Series 1996C,
             5.250% 06/01/17..............  Aa3/AA           2,015

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations North Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            NORTH CAROLINA -- (CONTINUED)
 $2,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Gaston
             Memorial Hospital Project)
             Series 1995, (AMBAC-TCRS
             Insured),
             5.000% 02/15/05..............  Aaa/AAA       $  2,099
  4,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Grace
             Hospital, Inc.-Morganton
             Project) Series 1996, (AMBAC
             Insured),
             5.250% 10/01/16..............  Aaa/AAA          4,067
  1,795     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Halifax
             Regional Medical Center, Inc.
             Project) Series 1998,
             4.600% 08/15/07..............  Baa1/A           1,784
  1,500     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Moore
             Regal Hospital Project)
             Series 1993,
             5.200% 10/01/13..............  Aa3/A+           1,517
  2,225     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Pitt
             County Memorial Hospital
             Project) Series 1998B,
             4.750% 12/01/28..............  Aa3/AA-          2,040
  1,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue,
             (Presbyterian Healthcare
             Services Project) Series
             1992,
             5.200% 10/01/00..............  Aa3/AA           1,027
  1,930     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Rex
             Hospital, Inc. Project)
             Series 1993,
             5.400% 06/01/02..............  A1/A+            2,017
  1,620     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Rex
             Hospital, Inc. Project)
             Series 1993,
             5.600% 06/01/04..............  Aaa/A+           1,758
  3,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Rex
             Hospital, Inc. Project)
             Series 1993, Prerefunded
             06/01/03 @ 102,
             6.250% 06/01/17..............  Aaa/A+           3,329
  1,000     North Carolina, Medical Care
             Commission, Hospital Revenue
             Refunding, (Stanley Memorial
             Hospital Project) Series
             1996, (AMBAC Insured),
             5.250% 10/01/06..............  Aaa/AAA          1,066

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            NORTH CAROLINA -- (CONTINUED)
 $2,000     North Carolina, Municipal
             Power Agency Number 1,
             Revenue, Series 1992,
             (MBIA-IBC Insured),
             7.250% 01/01/07..............  Aaa/AAA       $  2,380
  3,000     North Carolina, Municipal
             Power Agency Number 1,
             Revenue Refunding, (Catawba
             Electric Project) Series
             1992, (FGIC Insured),
             5.200% 01/01/00..............  Aaa/AAA          3,043
  1,000     North Carolina, Municipal
             Power Agency Number 1,
             Revenue Refunding, (Catawba
             Electric Project) Series
             1992, (FGIC Insured),
             5.500% 01/01/01..............  Aaa/AAA          1,032
  1,000     North Carolina, Municipal
             Power Agency, Refunding
             Number 1, Catawba Electric
             Revenue, Series 1990,
             Prerefunded 01/01/00 @ 102,
             7.000% 01/01/06..............  Aaa/A-           1,048
  1,000     North Carolina, State
             Education Assistance
             Authority, Revenue, Series
             1995A, AMT, (GTD STD LNS),
             5.300% 07/01/03..............  A/NR             1,043
  1,625     Orange County, North Carolina,
             GO, Series 1994,
             5.500% 02/01/12..............  Aa1/AA+          1,739
  2,000     Piedmont Triad Airport
             Authority, North Carolina,
             Revenue Refunding, Series
             1990A, (MBIA Insured),
             6.800% 07/01/05..............  Aaa/AAA          2,119
  1,240     Pitt County, North Carolina,
             Revenue Refunding, (Pitt
             County Memorial Hospital
             Project) Series 1995,
             5.375% 12/01/10..............  Aaa/NR           1,335
  1,000     Raleigh, North Carolina,
             Combined Enterprise System
             Revenue, Series 1996,
             5.250% 03/01/07..............  Aa1/AA+          1,071
  1,910     Raleigh, North Carolina, GO,
             Series 1996,
             5.300% 06/01/16..............  Aaa/AAA          1,995
  2,000     Randolph County, North
             Carolina, GO, Series 1992,
             Prerefunded 05/01/02 @ 102,
             6.250% 05/01/08..............  Aa3/A+           2,185
  1,000     Robeson County, North
             Carolina, Industrial
             Facilities, PCR Refunding,
             (Campbell Soup Company
             Project) Series 1991,
             6.400% 12/01/06..............  NR/AA-           1,143
  1,090     Rocky Mount, North Carolina,
             GO Refunding, Series 1998,
             (MBIA Insured),
             5.000% 02/01/10..............  Aaa/AAA          1,142

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations North Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            NORTH CAROLINA -- (CONTINUED)
 $  750     Rutherford County, North
             Carolina, GO, Series 1991,
             (MBIA Insured),
             6.400% 06/01/01..............  Aaa/AAA       $    795
  1,000     Union County, North Carolina,
             School District GO, Series
             1991, Prefunded 04/01/01 @
             101,
             6.500% 04/01/03..............  A1/A+            1,065
    500     Union County, North Carolina,
             School District GO, Series
             1992,
             5.800% 03/01/05..............  A1/A+              531
  1,000     University of North Carolina,
             Chapel Hill, University
             Revenue Refunding, Series
             1992,
             5.400% 02/15/01..............  Aa3/AA           1,034
  1,000     University of North Carolina,
             Chapel Hill, University
             Revenue Refunding, Series
             1992,
             5.500% 02/15/02..............  Aa3/AA           1,048
  2,500     University of North Carolina,
             Chapel Hill, University
             Revenue Refunding, Series
             1996,
             5.000% 02/15/29..............  Aa3/AA           2,417
  1,000     University of North Carolina,
             Charlotte, Revenue Refunding,
             (Housing and Dining Systems
             Project) Series 1993M, (MBIA
             Insured),
             4.800% 01/01/04..............  Aaa/AAA          1,039
  3,500     University of North Carolina,
             University Utilities Systems
             Revenue Refunding, Series
             1993,
             5.200% 08/01/06..............  Aa2/AA           3,706
  1,000     University of North Carolina,
             University Utilities Systems
             Revenue Refunding, Series
             1993,
             5.000% 08/01/09..............  Aa2/AA           1,031
  1,600     University of North Carolina,
             University Utilities Systems
             Revenue Refunding, Series
             1993,
             5.000% 08/01/11..............  Aa2/AA           1,630
  1,000     Wake County, North Carolina,
             GO Refunding, Series 1993,
             4.700% 04/01/05..............  Aaa/AAA          1,036
  2,065     Wake County, North Carolina,
             Hospital Revenue, Series
             1993, (MBIA Insured),
             5.125% 10/01/26..............  Aaa/AAA          2,105
  1,000     Wake County, North Carolina,
             Public Improvement GO, Series
             1994,
             4.600% 02/01/06..............  Aaa/AAA          1,032

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            NORTH CAROLINA -- (CONTINUED)
 $1,200     Wayne County, North Carolina,
             GO Refunding, Series 1993,
             (MBIA Insured),
             4.900% 04/01/05..............  Aaa/AAA       $  1,258
  1,370     Wilmington, North Carolina, GO
             Refunding, Series 1997B,
             (FGIC Insured),
             5.000% 04/01/08..............  Aaa/AAA          1,451
  1,000     Wilmington, North Carolina,
             Public Improvement GO, Series
             1997A, (FGIC Insured),
             5.000% 04/01/11..............  Aaa/NR           1,038
  1,000     Wilmington, North Carolina,
             Public Improvement GO, Series
             1997A, (FGIC Insured),
             5.000% 04/01/13..............  Aaa/NR           1,026
  1,000     Winston-Salem, North Carolina,
             Water and Sewer Systems,
             Revenue
             Refunding, Series 1997,
             5.500% 06/01/07..............  Aa2/AA+          1,090
                                                          --------
                                                           196,859
                                                          --------
            ALASKA -- 0.5%
  1,000     Alaska State, International
             Airport Revenue, Series
             1999A, AMT,
             (AMBAC Insured),
             5.000% 10/01/19..............  Aaa/AAA            975
                                                          --------
            MISSOURI -- 1.0%
  2,000     Kansas City, Missouri,
             Industrial Development
             Authority, IDR, (Owens-
             Illinois,
             Inc. - Georgia-Pacific
             Corporation Project) Series
             1998,
             4.900% 12/31/08..............  Baa2/NR          2,009
                                                          --------
            PUERTO RICO -- 0.8%
  1,000     Puerto Rico, Electric Power
             Authority, Power Revenue
             Refunding, Series 1995Y,
             (MBIA Insured),
             7.000% 07/01/07..............  Aaa/AAA          1,193
    500     Puerto Rico, Industrial
             Tourist Educational Medical
             and Environmental Control
             Facilities Financing
             Authority, Revenue, (Ryder
             Memorial Hospital Project)
             Series 1994A,
             6.600% 05/01/14..............  NR/BBB             537
                                                          --------
                                                             1,730
                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations North Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            TENNESSEE -- 0.8%
 $1,720     Metropolitan Government
             Nashville and Davidson
             County, Tennessee, Hospital
             Revenue, (Charity Obligation
             Group Project) Series 1999A,
             4.550% 11/01/10..............  Aa2/AA+       $  1,700
                                                          --------
            TEXAS -- 0.9%
  1,865     Waxahachie, Texas, Independent
             School District, GO
             Refunding, Series 1997, (PSFG
             Insured),
             5.250% 08/15/07..............  Aaa/NR           1,995
                                                          --------
            WASHINGTON -- 0.6%
  1,150     Washington State, Public Power
             Supply Systems Revenue
             Refunding, Series 1993A,
             (MBIA-IBC Insured),
             5.800% 07/01/07..............  Aaa/AAA          1,269
                                                          --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $196,469)...........................    206,537
                                                          --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 0.9%
            (Cost $1,953)
  1,953     AIM Tax-Exempt Fund........................       1,953
                                                           --------
            TOTAL INVESTMENTS
             (Cost $198,422*)...................   99.2%    208,490
                                                           --------
            OTHER ASSETS AND
             LIABILITIES (NET)..................    0.8%
            Receivable for Fund shares sold............    $    576
            Interest receivable........................       3,161
            Miscellaneous receivables..................           8
            Prepaid expenses...........................           3
            Payable for Fund shares redeemed...........         (15)
            Investment advisory fee payable............         (23)
            Administration fee payable.................         (26)
            Shareholder servicing and distribution fees
             payable...................................         (10)
            Distributions payable......................        (797)
            Payable for investment securities
             purchased.................................        (999)
            Accrued Trustees' fees and expenses........         (10)
            Accrued expenses and other liabilities.....         (81)
                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)...
                                                              1,787
                                                           --------
            NET ASSETS..........................  100.0%   $210,277
                                                           ========

-------------------------------------------------------------------
                                                            VALUE
                                                            (000)
---------
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $     81
            Accumulated net realized gain on
             investments sold..........................         318
            Net unrealized appreciation of
             investments...............................      10,068
            Paid-in capital............................     199,810
                                                           --------
            NET ASSETS.................................    $210,277
                                                           ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($193,398,145/18,062,603
             shares outstanding).......................      $10.71
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($10,098,755/943,181 shares
             outstanding)..............................      $10.71
                                                             ------
                                                             ------
            Maximum sales charge.......................       3.25%
            Maximum offering price per share...........      $11.07
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($6,671,185/623,070 shares
             outstanding)..............................      $10.71
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($109,080/10,188 shares
             outstanding)..............................      $10.71
                                                             ------
                                                             ------

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $10,179 and gross depreciation of $111 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $198,422.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Nations North Carolina Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   MBIA                                                                   10.14%

Nations North Carolina Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Hospital Revenue                                                       22.56%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations North Carolina Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 95.0%
            NORTH CAROLINA -- 91.0%
 $1,050     Catawba County, North
             Carolina, GO, Series 1997,
             4.750% 06/01/13.............  Aa2/AA-       $  1,050
    525     Charlotte, North Carolina,
             Health Care Systems Revenue,
             Unrefunded Balance,
             (Mecklenburg Hospital
             Authority Project) Series
             1992,
             6.250% 01/01/20.............  Aa3/AA             562
  1,600     Charlotte-Mecklenburg
             Hospital Authority, Revenue,
             (Carolinas Healthcare System
             Project) Series 1997A,
             6.000% 01/15/09.............  Aa3/AA           1,785
  2,000     Charlotte-Mecklenburg
             Hospital Authority, Revenue,
             (Carolinas Healthcare System
             Project) Series 1997A,
             5.125% 01/15/22.............  Aa3/AA           1,962
    975     Charlotte-Mecklenburg
             Hospital Authority, Revenue,
             Series 1992, Prerefunded
             01/01/02 @ 102,
             6.250% 01/01/20.............  Aa3/AA           1,056
  1,000     Craven County, North
             Carolina, Industrial
             Facilities and Pollution
             Control Financing Authority,
             PCR Refunding, (Weyerhaeuser
             Company Project) Series
             1992,
             6.350% 01/01/10.............  NR/A             1,068
  1,340     Greensboro, North Carolina,
             Special Obligation Revenue,
             Series 1997,
             5.200% 06/01/11.............  Aa3/AA-          1,411
  1,000     Haywood County, North
             Carolina, Industrial
             Facilities and Pollution
             Control Financing Authority,
             Solid Waste Disposal
             Revenue, (Champion
             International Corporation
             Project) Series 1993, AMT,
             5.500% 10/01/18.............  Baa1/BBB           991
  2,000     Martin County, North
             Carolina, Industrial
             Facilities and Pollution
             Control Financing Authority,
             Solid Waste Disposal
             Revenue, (Weyerhaeuser
             Company Project) Series
             1993, AMT,
             5.650% 12/01/23.............  A2/A             2,024
  1,000     Mecklenburg County, North
             Carolina, GO Refunding,
             Series 1993,
             6.000% 04/01/11.............  Aaa/AAA          1,141

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            NORTH CAROLINA -- (CONTINUED)
 $2,000     Mecklenburg County, North
             Carolina, Industrial
             Facilities and Pollution
             Control Finance Authority,
             Revenue Refunding, (Fluor
             Corporation Project) Series
             1993,
             5.250% 12/01/09.............  NR/A          $  2,058
  1,000     Monroe, North Carolina,
             Combined Enterprise Systems,
             Revenue,
             Series 1994, Prerefunded
             03/01/04 @ 102,
             6.000% 03/01/14.............  A3/A             1,105
  1,000     Morganton, North Carolina,
             Water and Sewer GO, Series
             1995, (FGIC Insured),
             5.600% 06/01/10.............  Aaa/AAA          1,076
  1,000     New Hanover County, North
             Carolina, Industrial
             Facilities and Pollution
             Control Financing Authority,
             Solid Waste Disposal
             Revenue, (Occidental
             Petroleum Corporation
             Project) Series 1994, AMT,
             6.500% 08/01/14.............  Baa2/BBB         1,075
  1,000     North Carolina State, GO,
             Series 1997,
             5.100% 06/01/06.............  Aaa/AAA          1,064
  1,000     North Carolina State, GO,
             Series 1997,
             5.100% 06/01/09.............  Aaa/AAA          1,060
  1,000     North Carolina State, GO,
             Series 1998A,
             4.750% 04/01/13.............  Aaa/AAA          1,005
  1,210     North Carolina, Housing
             Finance Agency, Revenue,
             (Home Ownership Project)
             Series 1998A-2, AMT,
             5.200% 01/01/20.............  Aa2/AA           1,207
  1,000     North Carolina, Housing
             Finance Agency, Revenue,
             Series 1999A-3, AMT,
             5.150% 01/01/19.............  Aa2/AA             994
    830     North Carolina, Housing
             Finance Agency, Single-
             Family Housing Revenue,
             Series 1992U, (GNMA/FNMA
             COLL),
             6.700% 03/01/18.............  Aa/AA              883
    970     North Carolina, Housing
             Finance Agency, Single-
             Family Housing Revenue,
             Series 1994W,
             6.200% 09/01/09.............  Aa2/AA           1,035
  1,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue,
             (Carolina Medicorp Inc.
             Project) Series 1996,
             5.100% 05/01/07.............  Aa3/AA           1,056

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations North Carolina Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES --(CONTINUED)
            NORTH CAROLINA -- (CONTINUED)
 $1,130     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Gaston
             Memorial Hospital Project)
             Series 1995, (AMBAC-TCRS
             Insured),
             5.250% 02/15/07.............  Aaa/AAA       $  1,205
  1,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Grace
             Hospital, Inc. - Morganton
             Project) Series 1996, (AMBAC
             Insured),
             5.250% 10/01/16.............  Aaa/AAA          1,016
    860     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Halifax
             Regional Medical Center,
             Inc. Project) Series 1998,
             4.600% 08/15/06.............  Baa1/A             860
  1,000     North Carolina, Medical Care
             Commission, Health Care
             Facilities Revenue, (Rex
             Hospital, Inc. Project)
             Series 1993, Prerefunded
             06/01/03 @ 102,
             6.250% 06/01/17.............  Aaa/A+           1,110
  1,000     North Carolina, Municipal
             Power Agency Number 1,
             Revenue Refunding, (Catawba
             Electric Project) Series
             1992, (FGIC Insured),
             6.200% 01/01/18.............  Aaa/AAA          1,088
  1,500     Onslow County, North
             Carolina, Combined
             Enterprise Systems, Revenue,
             Series 1994, (MBIA Insured),
             5.875% 06/01/09.............  Aaa/AAA          1,642
  1,000     Orange County, North
             Carolina, GO, Series 1994,
             5.500% 02/01/14.............  Aa1/AA+          1,066
  1,000     Pitt County, North Carolina,
             Hospital Revenue, (Pitt
             County Memorial Hospital
             Project) Series 1995,
             5.250% 12/01/21.............  Aaa/NR           1,031
  1,500     University of North Carolina,
             Chapel Hill, University
             Revenue Refunding, Series
             1996,
             5.000% 02/15/29.............  Aa3/AA           1,450
  1,000     Wilmington, North Carolina,
             Water Authority, GO, Series
             1994,
             5.700% 06/01/15                A1/A+           1,062
                                                         --------
                                                           38,198
                                                         --------

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            FLORIDA -- 2.5%
 $1,000     St. Johns County, Florida,
             Industrial Development
             Authority, Revenue, (World
             Golf Foundation Project)
             Series 1997A, (MBIA Insured,
             Rogers Towers Bailey Jone
             LOC),
             5.500% 03/01/17.............  Aaa/AAA       $  1,037
                                                         --------
            PUERTO RICO -- 1.5%
    600     Puerto Rico, Industrial
             Medical and Environmental
             Pollution Control Facilities
             Finance Authority, Higher
             Education Revenue Refunding,
             (Catholic University of
             Puerto Rico Project) Series
             1993,
             5.600% 12/01/07.............  NR/BBB-            636
                                                         --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $37,620)...........................     39,871
                                                         --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 1.5%
            (Cost $643)
    643     AIM Tax-Exempt Fund.........................        643
                                                            -------
            TOTAL INVESTMENTS
             (Cost $38,263*)....................    96.5%    40,514
                                                            -------
            OTHER ASSETS AND
             LIABILITIES (NET)..................     3.5%
            Receivable for investment securities sold...    $   999
            Receivable for Fund shares sold.............        172
            Interest receivable.........................        604
            Receivable from investment advisor..........         31
            Prepaid expenses............................          1
            Payable for Fund shares redeemed............       (100)
            Administration fee payable..................         (5)
            Shareholder servicing and distribution fees
             payable....................................        (38)
            Distributions payable.......................       (143)
            Accrued Trustees' fees and expenses.........         (9)
            Accrued expenses and other liabilities......        (46)
                                                            -------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET)..........................      1,466
                                                            -------
            NET ASSETS..........................   100.0%   $41,980
                                                            =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations North Carolina Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                             VALUE
                                                             (000)
-------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........    $    21
            Accumulated net realized loss on investments
             sold.......................................       (867)
            Net unrealized appreciation of
             investments................................      2,251
            Paid-in capital.............................     40,575
                                                            -------
            NET ASSETS..................................    $41,980
                                                            =======
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($16,293,170/1,616,958
             shares outstanding)........................     $10.08
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($1,028,274/102,044 shares
             outstanding)...............................     $10.08
                                                             ------
                                                             ------
            Maximum sales charge........................      4.75%
            Maximum offering price per share............     $10.58
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($24,655,873/2,446,880 shares
             outstanding)...............................     $10.08
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($2,876/285 shares outstanding)....     $10.08
                                                             ------
                                                             ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $2,266 and gross depreciation of $15 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $38,264.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Nations North Carolina Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Hospital Revenue                                                       24.96%
   Industrial Development Revenue/
     Pollution Control Revenue                                            17.81%
   Housing Revenue                                                        10.17%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations South Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.4%
            SOUTH CAROLINA -- 98.4%
 $1,100     Anderson County, South
             Carolina, GO Revenue
             Refunding, Series 1992,
             6.400% 04/01/03.............  A1/A+         $  1,199
  1,300     Anderson County, South
             Carolina, GO Revenue
             Refunding, Series 1992,
             6.500% 04/01/04.............  A1/A+            1,413
  1,240     Anderson County, South
             Carolina, Sewer Authority,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             5.200% 07/01/03.............  Aaa/AAA          1,308
  1,000     Anderson County, South
             Carolina, Sewer Authority,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             5.500% 07/01/06.............  Aaa/AAA          1,070
  1,500     Anderson County, South
             Carolina, Sewer Authority,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             5.600% 07/01/07.............  Aaa/AAA          1,605
  1,000     Anderson County, South
             Carolina, Sewer Authority,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             5.600% 07/01/08.............  Aaa/AAA          1,066
  1,000     Beaufort County, South
             Carolina, GO, Series 1993,
             (MBIA Insured),
             5.600% 12/01/08.............  Aaa/AAA          1,030
  1,415     Beaufort County, South
             Carolina, GO, Series 1993,
             (MBIA Insured),
             5.650% 12/01/09.............  Aaa/AAA          1,476
  2,000     Beaufort County, South
             Carolina, School District,
             GO, Series 1991, (AMBAC
             Insured SCSDE),
             6.250% 02/01/01.............  Aaa/AAA          2,090
  2,000     Beaufort County, South
             Carolina, School District,
             GO, Series 1991, (AMBAC
             Insured SCSDE),
             6.300% 02/01/02.............  Aaa/AAA          2,091
  1,000     Beaufort County, South
             Carolina, School District,
             GO, Series 1991, (AMBAC
             Insured SCSDE),
             6.400% 02/01/03.............  Aaa/AAA          1,046
  1,000     Berkeley County, South
             Carolina, Refunding and
             Improvement Authority, GO,
             Series 1993, (FGIC Insured),
             5.300% 05/01/04.............  Aaa/AAA          1,064

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            SOUTH CAROLINA -- (CONTINUED)
 $1,000     Berkeley County, South
             Carolina, Refunding and
             Improvement Authority, GO,
             Series 1993, (FGIC Insured),
             5.400% 05/01/05.............  Aaa/AAA       $  1,068
  1,000     Berkeley County, South
             Carolina, Refunding and
             Improvement Authority, GO,
             Series 1993, (FGIC Insured),
             5.500% 05/01/06.............  Aaa/AAA          1,068
  1,000     Berkeley County, South
             Carolina, Water and Sewer
             Authority, Revenue
             Refunding, Series 1991,
             (MBIA Insured), Prerefunded
             06/01/01 @ 102,
             7.000% 06/01/16.............  Aaa/AAA          1,090
  1,000     Camden, South Carolina,
             Combined Public Utilities
             Revenue, Refunding and
             Improvement, Series 1997,
             (MBIA Insured),
             5.500% 03/01/17.............  Aaa/AAA          1,046
  2,370     Charleston County, South
             Carolina, Hospital
             Facilities Revenue, (Care
             Alliance Health Services
             Project) Series 1999A, (FSA
             Insured),
             5.125% 08/15/15.............  Aaa/AAA          2,416
  3,000     Charleston County, South
             Carolina, Hospital
             Facilities, Revenue
             Refunding and Improvement,
             (Bon Secours Health Systems
             Project) Series 1993, (FSA
             Insured), 5.500% 08/15/10...  Aaa/AAA          3,229
  1,000     Charleston County, South
             Carolina, Hospital
             Facilities, Revenue
             Refunding and Improvement,
             (Medical Society Health
             Project) Series 1992, (MBIA
             Insured),
             6.000% 10/01/09.............  Aaa/AAA          1,073
  1,000     Charleston County, South
             Carolina, Public Improvement
             Authority, GO, Series 1994,
             (State Aid Withholding),
             5.500% 06/01/14.............  Aa3/AA           1,057
  1,040     Charleston County, South
             Carolina, Solid Waste User
             Fee Revenue, Series 1994,
             (MBIA Insured),
             5.800% 01/01/06.............  Aaa/AAA          1,139
  5,105     Charleston, South Carolina,
             Waterworks and Sewer Capital
             Improvement Revenue
             Refunding, Series 1998,
             5.250% 01/01/08.............  A1/AA-           5,459

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations South Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            SOUTH CAROLINA -- (CONTINUED)
 $1,000     Charleston, South Carolina,
             Waterworks and Sewer Revenue
             Refunding, Series 1991,
             5.750% 01/01/04.............  A1/AA-        $  1,065
  1,645     Cherokee County, South
             Carolina, School District
             Number 1, GO, Series 1997,
             (SCSDE),
             5.000% 03/01/02.............  Aa1/AA           1,705
  1,500     Clemson University, South
             Carolina, Stadium Refunding
             Bonds, Student and Faculty
             Housing, Series 1991-M,
             (MBIA Insured), Prerefunded
             06/01/01 @ 100,
             6.550% 06/01/07.............  Aaa/AAA          1,593
  1,000     Columbia, South Carolina,
             Parking Facilities Revenue
             Refunding, Series 1994,
             (AMBAC Insured),
             5.750% 12/01/09.............  Aaa/AAA          1,095
  6,000     Columbia, South Carolina,
             Waterworks and Sewer System,
             Revenue Refunding, Series
             1993,
             5.500% 02/01/09.............  Aa/AA            6,547
  2,700     Columbia, South Carolina,
             Waterworks and Sewer System,
             Revenue, Series 1991,
             3.970%+ 02/01/03............  Aa/AA            2,321
  1,285     Columbia, South Carolina,
             Waterworks and Sewer Systems
             Revenue, Unrefunded Balance,
             Series 1991,
             6.500% 02/01/02.............  Aa/AA            1,371
  1,000     Darlington County, South
             Carolina, IDR, (Nucor
             Corporation Project) Series
             1993A, AMT,
             5.750% 08/01/23.............  A1/AA-           1,034
  1,600     Darlington County, South
             Carolina, IDR, (Sonoco
             Products Company Project)
             Series 1995, AMT,
             6.125% 06/01/25.............  A2/A             1,692
  1,000     Darlington County, South
             Carolina, PCR, (Carolina
             Power & Light Project)
             Series 1983, (MBIA-IBC
             Insured),
             6.600% 11/01/10.............  Aaa/AAA          1,109
  1,500     Darlington County, South
             Carolina, PCR, (Carolina
             Power & Light-Annual Tender
             Project) Series 1983, 6.600%
             11/01/10....................  A2/A1+           1,658

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            SOUTH CAROLINA -- (CONTINUED)
 $2,000     Florence County, South
             Carolina, Hospital Revenue,
             (McLeod Regional Hospital
             Center Project) Series
             1998A, (MBIA Insured),
             5.000% 11/01/18.............  Aaa/AAA       $  1,968
  1,000     Florence, South Carolina,
             Water and Sewer Revenue
             Refunding, Series 1993,
             (AMBAC Insured),
             4.700% 03/01/01.............  Aaa/AAA          1,021
  1,250     Florence, South Carolina,
             Water and Sewer Revenue
             Refunding, Series 1993,
             (AMBAC Insured),
             5.150% 03/01/06.............  Aaa/AAA          1,317
  1,225     Georgetown County, South
             Carolina, Environmental
             Revenue, (International
             Paper Company Project)
             Series 1997A, AMT,
             5.700% 10/01/21.............  A3/BBB+          1,245
  2,000     Georgetown County, South
             Carolina, PCR Refunding,
             (International Paper Company
             Project) Series 1992,
             6.250% 06/15/05                 A3/BBB+        2,137
  4,000     Georgetown County, South
             Carolina, PCR Refunding,
             (International Paper
             Company) Series 1999A,
             5.125% 02/01/12.............  A3/BBB+          4,092
  1,000     Grand Strand, South Carolina,
             Water and Sewer Authority,
             Revenue Refunding, Series
             1992, (MBIA Insured),
             5.900% 06/01/01.............  Aaa/AAA          1,047
  1,000     Grand Strand, South Carolina,
             Water and Sewer Authority,
             Revenue Refunding, Series
             1992, (MBIA Insured),
             6.000% 06/01/02.............  Aaa/AAA          1,065
  1,950     Grand Strand, South Carolina,
             Water and Sewer Authority,
             Revenue Refunding, Series
             1992, (MBIA Insured),
             6.300% 06/01/05.............  Aaa/AAA          2,123
  1,000     Grand Strand, South Carolina,
             Water and Sewer Authority,
             Revenue Refunding, Series
             1992, (MBIA Insured),
             6.400% 06/01/07.............  Aaa/AAA          1,092
  1,000     Greenville County, South
             Carolina, Industrial Revenue
             Refunding, (Monsanto Company
             Project) Series 1990,
             7.500% 10/01/07.............  A1/NR            1,051

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations South Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            SOUTH CAROLINA -- (CONTINUED)
 $1,000     Greenville, South Carolina,
             Hospital Facilities Revenue
             Refunding, Series 1993C,
             5.300% 05/01/04.............  NR/AA         $  1,050
  4,000     Greenville, South Carolina,
             Hospital Facilities Revenue
             Refunding, Series 1993C,
             5.400% 05/01/05.............  NR/AA            4,232
  2,400     Greenville, South Carolina,
             Hospital Facilities Revenue
             Refunding, Series 1993C,
             5.500% 05/01/11.............  NR/AA            2,471
  1,000     Greenville, South Carolina,
             Hospital Facilities Revenue
             Refunding, Series 1996A,
             (GTY-AGMT),
             5.400% 05/01/07.............  Aa3/AA           1,065
  4,000     Greenville, South Carolina,
             Hospital Facilities Revenue
             Refunding, Series 1996B,
             (GTY-AGMT),
             5.250% 05/01/17.............  Aa3/AA           4,011
  2,000     Greenville, South Carolina,
             Waterworks Revenue, Water
             Utility Improvements, Series
             1997,
             6.000% 02/01/06.............  Aa1/AA           2,221
  1,000     Greenville, South Carolina,
             Waterworks Revenue, Water
             Utility Improvements, Series
             1997,
             6.000% 02/01/08.............  Aa1/AA           1,125
  1,885     Greenwood, South Carolina,
             Combined Public Utilities,
             Revenue Refunding and
             Improvement, Series 1993,
             (AMBAC Insured),
             5.500% 12/01/06.............  Aaa/AAA          2,025
  2,000     Greenwood, South Carolina,
             Combined Public Utilities,
             Revenue Refunding and
             Improvement, Series 1993,
             (AMBAC Insured),
             5.500% 12/01/07.............  Aaa/AAA          2,140
  1,060     Greenwood, South Carolina,
             Combined Public Utilities,
             Revenue Refunding and
             Improvement, Series 1993,
             (AMBAC Insured),
             5.500% 12/01/08.............  Aaa/AAA          1,130
  3,900     Greer, South Carolina,
             Combined Public Utilities,
             Revenue Refunding and
             Improvement, Series 1997,
             (AMBAC Insured),
             4.750% 09/01/11.............  Aaa/AAA          3,938
  3,500     Greer, South Carolina,
             Combined Public Utilities,
             Revenue Refunding and
             Improvement, Series 1997,
             (AMBAC Insured),
             5.000% 09/01/17.............  Aaa/AAA          3,491

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            SOUTH CAROLINA -- (CONTINUED)
 $1,100     Horry County, South Carolina,
             Hospital Facilities Revenue,
             (Conway Hospital, Inc.
             Project) Series 1998, (AMBAC
             Insured),
             4.750% 07/01/10.............  Aaa/AAA       $  1,106
  1,200     Horry County, South Carolina,
             Hospital Facilities Revenue,
             (Conway Hospital, Inc.
             Project) Series 1998, (AMBAC
             Insured),
             4.875% 07/01/11.............  Aaa/AAA          1,208
  1,220     Horry County, South Carolina,
             School District, GO, Series
             1990, (SCSDE),
             7.000% 01/01/04.............  A2/AA            1,320
  1,275     Horry County, South Carolina,
             School District, GO, Series
             1995B, (MBIA Insured SCSDE),
             5.700% 03/01/16.............  Aaa/AAA          1,327
  1,000     Kershaw County, South
             Carolina, School District,
             GO, Series 1991, (SCSDE),
             6.400% 07/01/06.............  A3/AA            1,079
  1,725     Lancaster County, South
             Carolina, School District,
             GO, Series 1991, (MBIA
             Insured), Prerefunded
             07/01/02 @ 102,
             6.500% 07/01/07.............  Aaa/AAA          1,902
  1,180     Lexington County, South
             Carolina, Health Service
             District, Revenue Refunding,
             (Health Service District and
             Lexmed, Inc.) Series 1997,
             (FSA Insured),
             5.500% 11/01/06.............  Aaa/AAA          1,265
  5,000     Lexington County, South
             Carolina, Health Services
             District, Revenue Refunding,
             Series 1997, (FSA Insured),
             5.125% 11/01/21.............  Aaa/AAA          4,944
  2,000     Lexington, South Carolina,
             Water and Sewer Authority,
             Revenue, Series 1997, (Asset
             Guaranty),
             5.450% 04/01/19.............  NR/AA            2,035
  2,000     Medical University of South
             Carolina, Hospital
             Facilities, Revenue
             Refunding, Series 1990A,
             7.000% 07/01/01.............  A3/A+            2,114
  4,500     Medical University of South
             Carolina, Hospital
             Facilities, Revenue
             Refunding, Series 1990A,
             7.000% 07/01/02.............  A3/A+            4,768
  3,725     Medical University of South
             Carolina, Hospital
             Facilities, Revenue
             Refunding, Series 1990A,
             7.200% 07/01/05.............  A3/A+            3,953

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations South Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            SOUTH CAROLINA -- (CONTINUED)
 $2,500     Myrtle Beach, South Carolina,
             Water and Sewer
             Improvements, Revenue
             Refunding, Series 1993,
             (MBIA Insured),
             5.000% 03/01/03.............  Aaa/AAA       $  2,609
  1,750     North Charleston, South
             Carolina, GO Refunding,
             Series 1993,
             5.600% 08/01/07.............  A2/AA-           1,874
  1,725     North Charleston, South
             Carolina, GO Refunding,
             Series 1993,
             5.750% 08/01/08.............  A2/AA-           1,872
  1,000     North Charleston, South
             Carolina, Sewer District,
             Revenue Refunding, Series
             1992A, (MBIA Insured),
             6.000% 07/01/02.............  Aaa/AAA          1,070
  3,025     Oconee County, South
             Carolina, PCR, Refunding,
             (Duke Power Company Project)
             Series 1993,
             5.800% 04/01/14.............  Aa2/AA-          3,185
  1,000     Oconee County, South
             Carolina, School District,
             GO, Series 1994, (MBIA
             Insured),
             5.100% 01/01/13.............  Aaa/AAA          1,019
  1,850     Piedmont Municipal Power
             Agency, South Carolina,
             Electric Revenue Refunding,
             Series 1991, (FGIC Insured),
             6.850% 01/01/07.............  Aaa/AAA          1,980
  1,000     Piedmont Municipal Power
             Agency, South Carolina,
             Electric Revenue Refunding,
             Series 1991A, (FGIC
             Insured),
             6.250% 01/01/13.............  Aaa/AAA          1,075
  1,600     Piedmont Municipal Power
             Agency, South Carolina,
             Electric Revenue Refunding,
             Series 1992, (MBIA Insured),
             6.000% 01/01/05.............  Aaa/AAA          1,764
  9,000     Piedmont Municipal Power
             Agency, South Carolina,
             Electric Revenue Refunding,
             Series 1996B, (MBIA
             Insured),
             5.250% 01/01/09.............  Aaa/AAA          9,512
  1,715     Piedmont Municipal Power
             Agency, South Carolina,
             Electric Revenue, Unrefunded
             Balance, Series 1991A, (FGIC
             Insured),
             6.125% 01/01/03.............  Aaa/AAA          1,844
  2,040     Richland County, South
             Carolina, GO Refunding,
             Series 1991,
             5.900% 12/01/01.............  Aa2/AA           2,164

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            SOUTH CAROLINA -- (CONTINUED)
 $2,020     Richland County, South
             Carolina, GO Refunding,
             Series 1994B, (State Aid
             Withholding),
             4.750% 03/01/03.............  Aa2/AA        $  2,091
  2,120     Richland County, South
             Carolina, GO Refunding,
             Series 1994B, (State Aid
             Withholding),
             4.850% 03/01/04.............  Aa2/AA           2,210
  2,250     Richland County, South
             Carolina, GO Refunding,
             Series 1994B, (State Aid
             Withholding),
             4.950% 03/01/05.............  Aa2/AA           2,360
  1,435     Richland County, South
             Carolina, Industrial Revenue
             Refunding and Improvement,
             (Mills Partners Project)
             Series 1987,
             7.125% 12/31/01.............  NR/A+            1,452
  1,000     Richland County, South
             Carolina, PCR Refunding,
             (Union Camp Corporation
             Project) Series 1992B,
             6.625% 05/01/22.............  A1/A-            1,079
  4,000     Richland County, South
             Carolina, PCR Refunding,
             (Union Camp Corporation
             Project) Series 1992C,
             5.875% 11/01/02.............  A1/A-            4,249
  1,000     Richland County, South
             Carolina, PCR Refunding,
             (Union Camp Corporation
             Project) Series 1992C,
             6.350% 11/01/07.............  A1/A-            1,080
  5,000     Richland County, South
             Carolina, School District
             Number 1, GO, Series 1996,
             (SCSDE),
             4.625% 03/01/22.............  Aa3/AA           4,662
  1,330     Richland County, South
             Carolina, School District
             Number 2, GO Refunding,
             Series 1994A, (MBIA Insured,
             SCSDE),
             4.800% 03/01/03.............  Aaa/AAA          1,378
  1,590     Richland County, South
             Carolina, School District
             Number 2, GO Refunding,
             Series 1994A, (MBIA Insured,
             SCSDE),
             4.900% 03/01/04.............  Aaa/AAA          1,660
  1,655     Richland County, South
             Carolina, School District
             Number 2, GO Refunding,
             Series 1994A, (MBIA Insured,
             SCSDE),
             5.000% 03/01/05.............  Aaa/AAA          1,740

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations South Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            SOUTH CAROLINA -- (CONTINUED)
 $1,395     Richland County, South
             Carolina, Solid Waste
             Disposal Facilities Revenue,
             (Union Camp Corporation
             Project) Series 1992A, AMT,
             6.750% 05/01/22.............  A1/A-         $  1,515
  1,000     Rock Hill, South Carolina,
             Combined Public Utility
             Systems Revenue, Series
             1991, (FGIC Insured),
             6.200% 01/01/03.............  Aaa/AAA          1,059
  2,000     Rock Hill, South Carolina,
             School District Number 3, GO
             Refunding, Series 1992B,
             (FGIC Insured, SCSDE),
             5.900% 02/01/02.............  Aaa/AAA          2,115
  2,000     South Carolina State, GO
             Capital Improvement, Series
             1994A,
             4.250% 03/01/09.............  Aaa/AAA          1,995
  6,135     South Carolina State, GO
             Capital Improvement, Series
             1996A,
             3.500% 07/01/06.............  Aaa/AAA          5,922
  1,750     South Carolina State, GO,
             Series 1991W,
             6.000% 05/01/01.............  Aaa/AAA          1,830
  5,000     South Carolina State, Housing
             Finance and Development
             Authority, Multi-Family
             Housing Revenue, (United
             Dominion Realty Trust
             Project) Series 1994, AMT,
             Mandatory Put 05/01/04 @
             100,
             6.500% 05/01/24.............  NR/BBB           5,239
  2,495     South Carolina State, Housing
             Finance and Development
             Authority, Rental Housing
             Revenue, (Windsor Shores
             Project) Series 1993B, (FHA
             Insured),
             5.600% 07/01/16.............  NR/AA            2,532
  4,565     South Carolina State, Port
             Authority, Revenue Bonds,
             Series 1998, AMT, (FSA
             Insured),
             5.250% 07/01/13.............  Aaa/AAA          4,710
  1,000     South Carolina State, Public
             Service Authority, Revenue
             Bonds, Refunded, Series
             1991B,
             6.600% 07/01/01.............  Aaa/AAA          1,065
  1,000     South Carolina State, Public
             Service Authority, Revenue
             Bonds, Series 1991B,
             6.700% 07/01/02.............  Aa2/AA-          1,080

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            SOUTH CAROLINA -- (CONTINUED)
 $4,000     South Carolina, Educational
             Facilities for NonProfit
             Institutions, Revenue,
             (Furman University Project)
             Series 1996A, (MBIA
             Insured),
             5.500% 10/01/26.............  Aaa/AAA       $  4,165
  1,500     South Carolina, Jobs Economic
             Development Authority,
             Hospital Facilities Revenue,
             (Oconee Memorial Hospital,
             Inc. Project) Series 1995,
             (CONNIE LEE Insured),
             6.150% 03/01/15.............  NR/AAA           1,616
  6,500     South Carolina, Jobs Economic
             Development Authority,
             Hospital Facilities Revenue,
             (South Carolina Baptist
             Hospital Project) Series
             1993, (AMBAC Insured),
             5.450% 08/01/15.............  Aaa/AAA          6,717
    455     South Carolina, State Housing
             Authority, Revenue,
             (Homeownership Mortgage
             Purchase Project) Series
             1994A,
             5.550% 07/01/15.............  Aa/AA              466
  4,595     South Carolina, State Housing
             Finance and Development
             Authority, Revenue
             Refunding, Series 1992A,
             (FNMA/FHA COLL),
             6.800% 11/15/11.............  Aaa/NR           4,882
  3,000     South Carolina, State Public
             Service Authority, Revenue
             Refunding, Series 1992A,
             6.200% 07/01/05.............  Aa2/AA-          3,248
  1,000     South Carolina, State Public
             Service Authority, Revenue
             Refunding, Series 1992A,
             6.375% 07/01/11.............  Aa2/AA-          1,083
  1,000     South Carolina, State Public
             Service Authority, Revenue
             Refunding, Series 1993A,
             5.200% 07/01/03.............  Aa2/AA-          1,051
  1,500     South Carolina, State Public
             Service Authority, Revenue
             Refunding, Series 1993A,
             (MBIA Insured),
             5.300% 07/01/05.............  Aaa/AAA          1,590
  2,000     South Carolina, State Public
             Service Authority, Revenue
             Refunding, Series 1993C,
             (AMBAC Insured),
             5.100% 01/01/11.............  Aaa/AAA          2,044
  5,000     South Carolina,
             Transportation
             Infrastructure Revenue,
             Series 1998A, (MBIA
             Insured),
             5.000% 10/01/12.............  Aaa/AAA          5,119
  1,025     Spartanburg County, South
             Carolina, GO, Series 1992,
             5.800% 02/01/05.............  Aa3/AA-          1,107

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations South Carolina Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            SOUTH CAROLINA -- (CONTINUED)
 $1,005     Spartanburg County, South
             Carolina, GO, Series 1992,
             5.700% 02/01/06.............  Aa3/AA-       $  1,078
  1,000     Spartanburg County, South
             Carolina, GO, Series 1992,
             5.700% 02/01/09.............  Aa3/AA-          1,077
  1,000     Spartanburg County, South
             Carolina, Health Services
             District, Hospital Revenue
             Refunding, Series 1997B,
             (MBIA Insured),
             5.125% 04/15/17.............  Aaa/AAA          1,001
  3,445     Spartanburg, South Carolina,
             Waterworks and Sewer Systems
             Authority, Revenue,
             Unrefunded Balance, Series
             1992,
             6.200% 06/01/09.............  A1/AA-           3,705
  1,000     West Columbia, South
             Carolina, Water and Sewer
             Revenue Refunding, Series
             1992, (MBIA Insured),
             6.300% 10/01/07.............  Aaa/AAA          1,096
  1,000     Western Carolina, Regional
             Sewer Systems Authority,
             Revenue Refunding, Series
             1992, (AMBAC Insured),
             5.800% 03/01/03.............  Aaa/AAA          1,064
  1,000     Western Carolina, Regional
             Sewer Systems Authority,
             Revenue Refunding, Series
             1992, (AMBAC Insured),
             5.900% 03/01/04.............  Aaa/AAA          1,063
  2,500     Western Carolina, Regional
             Sewer Systems Authority,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             5.000% 03/01/02.............  Aaa/AAA          2,590
  1,000     Western Carolina, Regional
             Sewer Systems Authority,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             5.500% 03/01/10.............  Aaa/AAA          1,068
  1,000     York County, South Carolina,
             IDR, Exempt Facility,
             (Hoechst Celanese
             Corporation Project) Series
             1994, AMT,
             5.700% 01/01/24.............  A2/A+            1,018
  4,000     York County, South Carolina,
             PCR Refunding, (Bowater Inc.
             Project) Series 1991B,
             6.850% 04/01/01.............  Baa1/BBB         4,159
                                                         --------
                                                          265,369
                                                         --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $249,204)..........................    265,369
                                                         --------

 SHARES
  (000)
--------
            INVESTMENT COMPANIES -- 0.6%
            (Cost $1,490)
  1,490     AIM Tax-Exempt Fund........................       1,490
                                                           --------

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
            TOTAL INVESTMENTS
             (Cost $250,694*)...................   99.0%   $266,859
                                                           --------
            OTHER ASSETS AND LIABILITIES
             (NET)..............................    1.0%
            Receivable for Fund shares sold............         280
            Interest receivable........................       3,886
            Prepaid expenses...........................           3
            Payable for Fund shares redeemed...........        (157)
            Investment advisory fee payable............         (86)
            Administration fee payable.................         (34)
            Shareholder servicing and distribution fees
             payable...................................         (18)
            Distributions payable......................      (1,085)
            Accrued Trustees' fees and expenses........         (11)
            Accrued expenses and other liabilities.....         (69)
                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)...       2,709
                                                           --------
            NET ASSETS..........................  100.0%   $269,568
                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $     25
            Accumulated net realized gain on
             investments sold..........................         376
            Net unrealized appreciation of
             investments...............................      16,165
            Paid-in capital............................     253,002
                                                           --------
            NET ASSETS.................................    $269,568
                                                           ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($239,195,370/22,172,801
             shares outstanding).......................      $10.79
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($18,729,092/1,736,150 shares
             outstanding)..............................      $10.79
                                                             ------
                                                             ------
            Maximum sales charge.......................       3.25%
            Maximum offering price per share...........      $11.15
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($8,541,778/791,799 shares
             outstanding)..............................      $10.79
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($3,101,399/287,477 shares
             outstanding)..............................      $10.79
                                                             ------
                                                             ------

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $16,442 and gross depreciation of $277 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $250,694.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations South Carolina Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   AMBAC                                                                  12.83%
   MBIA                                                                   19.96%

Nations South Carolina Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Hospital Revenue                                                       18.81%
   Water Revenue                                                          18.41%
   Electric Revenue                                                       14.74%
   Industrial Development Revenue/
     Pollution Control Revenue                                            11.36%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations South Carolina Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 95.8%
            SOUTH CAROLINA -- 89.2%
 $  750     Berkeley County, South
             Carolina, PCR, (South
             Carolina Electric and Gas
             Company Project) Series 1984,
             6.500% 10/01/14..............  A2/A          $   819
    525     Camden, South Carolina,
             Combined Public Utilities
             Revenue, Refunding, Series
             1997, (MBIA Insured),
             4.900% 03/01/06..............  Aaa/AAA           549
    500     Charleston County, South
             Carolina, Hospital
             Facilities, Revenue Refunding
             and Improvement, (Bon Secours
             Health Systems Project)
             Series 1993, (FSA Insured),
             5.625% 08/15/25..............  Aaa/AAA           537
    500     Charleston, South Carolina,
             GO, Series 1991, Prerefunded
             06/01/01 @ 102,
             6.500% 06/01/11..............  Aa/NR             539
  1,000     Chester County, South
             Carolina, IDR, Refunding,
             (Springs Industries Inc.
             Project) Series 1992,
             7.350% 02/01/14..............  NR/BBB+         1,071
    500     Clemson University, South
             Carolina, Stadium Refunding
             Bonds, Student and Faculty
             Housing, Series 1991-M,
             (MBIA Insured),
             Prerefunded
             06/01/01 @ 100,
             6.600% 06/01/08..............  Aaa/AAA           532
  1,000     Columbia, South Carolina,
             Waterworks and Sewer System,
             Revenue Refunding, Series
             1993,
             5.500% 02/01/09..............  Aa/AA           1,091
    750     Darlington County, South
             Carolina, IDR, (Nucor
             Corporation Project) Series
             1993A, AMT,
             5.750% 08/01/23..............  A1/AA-            775
    500     Darlington County, South
             Carolina, IDR, (Sonoco
             Products Company Project)
             Series 1995, AMT,
             6.125% 06/01/25..............  A2/A              529
    500     Darlington County, South
             Carolina, PCR, (Carolina
             Power & Light-Annual Tender
             Project) Series 1983,
             6.600% 11/01/10..............  A2/A1+            553
    500     Dorchester County, South
             Carolina, School District
             Number 2, GO Refunding,
             Series 1995, (FGIC Insured
             SCSDE),
             4.800% 07/01/05..............  Aaa/AAA           521

-----------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            SOUTH CAROLINA -- (CONTINUED)
 $  500     Dorchester County, South
             Carolina, School District
             Number 2, GO, Series 1996,
             (FGIC Insured SCSDE),
             5.125% 02/01/13..............  Aaa/AAA       $   511
    500     Georgetown County,
             South Carolina, PCR
             Refunding, (International
             Paper Company Project) Series
             1992,
             6.250% 06/15/05..............  A3/BBB+           534
    735     Georgetown County, South
             Carolina, PCR, (International
             Paper Company Project) Series
             1997B, AMT,
             5.600% 12/01/21..............  A3/BBB+           741
    575     Georgetown County, South
             Carolina, School District,
             GO, Series 1998, (MBIA
             Insured SCSDE),
             4.800% 03/01/11..............  Aaa/AAA           584
    710     Greer, South Carolina,
             Combined Public Utilities,
             Revenue Refunding and
             Improvement, Series 1997,
             (AMBAC Insured),
             5.000% 09/01/17..............  Aaa/AAA           708
    500     Horry County, South Carolina,
             Hospital Facilities Revenue,
             (Conway Hospital, Inc.
             Project) Series 1998, (AMBAC
             Insured),
             5.000% 07/01/28..............  Aaa/AAA           481
  1,000     Lexington County, South
             Carolina, Health Service
             District, Revenue Refunding,
             (Health Service District and
             Lexmed, Inc.) Series 1997,
             (FSA Insured),
             5.500% 11/01/06..............  Aaa/AAA         1,071
    500     Lexington County, South
             Carolina, Health Services
             District, Revenue Refunding,
             Series 1997, (FSA Insured),
             5.125% 11/01/26..............  Aaa/AAA           492
    500     Lexington, South Carolina,
             Water and Sewer Authority,
             Revenue, Series 1997,
             (Asset Guaranty),
             5.500% 04/01/29..............  NR/AA             512
  1,000     Piedmont Municipal Power
             Agency, South Carolina,
             Electric Revenue Refunding,
             Series 1996B, (MBIA Insured),
             5.250% 01/01/09..............  Aaa/AAA         1,058
  1,000     Richland County, South
             Carolina, School District
             Number 1, GO, Series 1996,
             (SCSDE),
             4.625% 03/01/22..............  Aa3/AA            933
    525     Richland County, South
             Carolina, Sewer Systems
             Revenue, GO, Series 1994A,
             (State Aid Withholding),
             5.500% 03/01/17..............  Aa2/AA            541

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations South Carolina Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            SOUTH CAROLINA -- (CONTINUED)
 $  500     Richland County, South
             Carolina, Solid Waste
             Disposal Facilities Revenue,
             (Union Camp Corporation
             Project) Series 1992A, AMT,
             6.750% 05/01/22..............  A1/A-         $   543
    500     South Carolina State, GO,
             Refunding and Capital
             Improvement, Series 1993,
             4.400% 04/01/04..............  Aaa/AAA           513
    500     South Carolina State, Port
             Authority, Revenue Bonds,
             Series 1998, AMT, (FSA
             Insured),
             5.300% 07/01/26..............  Aaa/AAA           500
  1,000     South Carolina State, Public
             Service Authority, Revenue
             Refunding, Series 1993C,
             (AMBAC-TCRS Insured),
             5.125% 01/01/32..............  Aaa/AAA           982
  1,000     South Carolina, Educational
             Facilities for NonProfit
             Institutions, Revenue,
             (Furman University Project)
             Series 1996A, (MBIA Insured),
             5.500% 10/01/26..............  Aaa/AAA         1,042
    500     South Carolina, Jobs Economic
             Development Authority, First
             Mortgage Revenue, (Lowman
             Home, Inc., Trinity Project)
             Series 1995, Prerefunded
             09/01/00 @ 103,
             6.700% 09/01/20..............  NR/AAA            538
  1,000     South Carolina, Transportation
             Infrastructure Revenue,
             Series 1998A, (MBIA Insured),
             4.500% 10/01/17..............  Aaa/AAA           939
    500     York County, South Carolina,
             GO, Series 1993, (AMBAC
             Insured),
             4.750% 06/01/07..............  Aaa/AAA           510
    900     York County, South Carolina,
             PCR Refunding, (Bowater Inc.
             Project) Series 1991B,
             6.850% 04/01/01..............  Baa1/BBB          936
                                                          -------
                                                           22,185
                                                          -------
            COLORADO -- 1.5%
  1,000     Public Highway Authority of
             Colorado, Revenue, Capital
             Appreciation, Series 1997B,
             (MBIA Insured),
             5.200%+ 09/01/18.............  Aaa/AAA           369
                                                          -------

-----------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            OHIO -- 2.2%
 $  500     Dayton, Ohio, Special
             Facilities Revenue Refunding,
             (Air Freight Corporation
             Project) Series 1993F,
             6.050% 10/01/09..............  NR/BBB        $   538
                                                          -------
            PUERTO RICO -- 2.9%
    675     Puerto Rico, Housing Bank and
             Finance Agency, Single-
             Family Mortgage Revenue,
             (Affordable Housing
             Mortgage - Portfolio I)
             Series 1995, AMT, (GNMA/
             FNMA/FHLMC COLL),
             6.250% 04/01/29..............  Aaa/AAA           710
                                                          -------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $22,689)............................    23,802
                                                          -------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 3.0% (Cost $733)
    733     AIM Tax-Exempt Fund.........................        733
                                                            -------
            TOTAL INVESTMENTS
             (Cost $23,422*)....................    98.8%    24,535
                                                            -------
            OTHER ASSETS AND
             LIABILITIES (NET)..................     1.2%
            Receivable for Fund shares sold.............    $    28
            Interest receivable.........................        390
            Receivable from investment advisor..........         50
            Administration fee payable..................         (3)
            Shareholder servicing and distribution fees
             payable....................................        (17)
            Distributions payable.......................       (105)
            Accrued Trustees' fees and expenses.........         (9)
            Accrued expenses and other liabilities......        (34)
                                                            -------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET)..........................        300
                                                            -------
            NET ASSETS..........................   100.0%   $24,835
                                                            =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........    $    11
            Accumulated net realized loss on investments
             sold.......................................        (15)
            Net unrealized appreciation of
             investments................................      1,113
            Paid-in capital.............................     23,726
                                                            -------
            NET ASSETS..................................    $24,835
                                                            =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations South Carolina Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999


-------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($12,793,155/1,242,452
             shares outstanding)........................     $10.30
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($1,060,032/102,948 shares
             outstanding)...............................     $10.30
                                                             ------
                                                             ------
            Maximum sales charge........................      4.75%
            Maximum offering price per share............     $10.81
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($10,905,033/1,059,065 shares
             outstanding)...............................     $10.30
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($77,060/7,484 shares
             outstanding)...............................     $10.30
                                                             ------
                                                             ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,163 and gross depreciation of $50 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $23,422.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations South Carolina Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   AMBAC                                                                  10.80%
   FSA                                                                    10.74%
   MBIA                                                                   20.43%

Nations South Carolina Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Industrial Development Revenue/
     Pollution Control Revenue                                            26.69%
   Electric Revenue                                                       13.44%
   Hospital Revenue                                                       10.52%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Tennessee Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 95.0%
            TENNESSEE -- 89.2%
 $1,000     Anderson County, Tennessee,
             Health and Educational
             Facilities Board, Revenue
             Refunding, (Methodist
             Medical Center - Oak Ridge
             Project) Series 1993,
             5.40% 07/01/04..............  A1/NR         $  1,043
  1,700     Chattanooga-Hamilton County,
             Tennessee, Hospital
             Authority Revenue Refunding,
             (Erlanger Medical Center
             Project) Series 1993, (FSA
             Insured),
             5.38% 10/01/04..............  Aaa/AAA          1,810
  1,000     Chattanooga-Hamilton County,
             Tennessee, Hospital
             Authority, Revenue
             Refunding, (Erlanger Medical
             Center Project) Series 1993,
             (FSA Insured),
             5.50% 10/01/07..............  Aaa/AAA          1,080
  2,640     Dickson County, Tennessee,
             GO, Series 1997, (FGIC
             Insured),
             5.00% 04/01/18..............  Aaa/NR           2,633
  1,750     Hamilton County, Tennessee,
             GO, Series 1994,
             5.00% 07/01/01..............  Aa2/NR           1,806
  1,145     Harpeth Valley, Tennessee,
             Utilities District, Revenue
             Refunding, Series 1993,
             5.00% 09/01/01..............  A1/A             1,184
  1,600     Knox County, Tennessee,
             Health Educational and
             Housing Facilities Board,
             Hospital Facilities
             Improvement Revenue
             Refunding, (Baptist Health
             System of East Tennessee,
             Inc. Project) Series 1996,
             (CONNIE LEE Insured),
             5.50% 04/15/11..............  NR/AAA           1,694
    850     Knox County, Tennessee,
             Public Improvement GO,
             Series 1998,
             4.75% 04/01/19..............  Aa2/AA             821
    500     Madison County, Tennessee,
             GO, Series 1992A,
             5.85% 08/01/03..............  A1/NR              534
  2,270     Maury County, Tennessee,
             Industrial Development
             Board, Multi-Modal PCR
             Refunding, (General Motors
             Corporation - Saturn
             Corporation Project) Series
             1994,
             6.50% 09/01/24..............  A3/A             2,492
  1,800     McMinn County, Tennessee,
             Industrial Development
             Board, PCR Refunding,
             (Bowater Inc. Project)
             Series 1991,
             6.85% 04/01/01..............  Baa1/BBB         1,887

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            TENNESSEE -- (CONTINUED)
 $1,000     McMinn County, Tennessee,
             Industrial Development
             Board, Recycling Facilities
             Revenue, (Bowater Inc.
             Project) Series 1992, AMT,
             7.40% 12/01/22..............  Baa1/BBB      $  1,102
  1,000     Memphis, Tennessee, Electric
             System Revenue Refunding,
             Series 1992,
             6.00% 01/01/05..............  Aa/AA            1,099
  1,250     Memphis, Tennessee, GO,
             Series 1997,
             5.00% 07/01/17..............  Aa2/AA           1,248
  1,500     Memphis, Tennessee, Water
             Division, Revenue Refunding,
             Series 1992,
             5.90% 01/01/04..............  Aa1/AA           1,628
  1,625     Memphis, Tennessee, Water
             Division, Revenue Refunding,
             Series 1998,
             5.25% 01/01/12                 Aa1/AAA         1,726
  1,000     Memphis-Shelby County,
             Tennessee, Airport
             Authority, Special
             Facilities and Project
             Revenue Refunding, (Federal
             Express Corporation Project)
             Series 1992, AMT,
             6.75% 09/01/12..............  Baa2/BBB         1,089
  1,000     Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Multi-
             Family Housing Revenue,
             (Enchantment, Inc. - Welch
             Bend Apartments Project)
             Series 1996A, (FNMA COLL),
             Mandatory Put 01/01/07 @
             100,
             5.50% 01/01/27..............  NR/AAA           1,050
    750     Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, GO
             Refunding, Series 1993,
             5.25% 05/15/07..............  Aa2/AA             802
  1,000     Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, GO
             Refunding, Series 1997,
             5.10% 05/15/14..............  Aa2/AA           1,024
    505     Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Health
             and Educational Facilities
             Board, Improvement Revenue
             Refunding, (Meharry Medical
             College Project) Series
             1996, (AMBAC Insured),
             6.00% 12/01/08..............  Aaa/AAA            570

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Tennessee Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES --(CONTINUED)
            TENNESSEE -- (CONTINUED)
 $  295     Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Health
             and Educational Facilities
             Board, Improvement Revenue
             Refunding, (Meharry Medical
             College Project) Series
             1996, (AMBAC Insured),
             6.00% 12/01/09..............  Aaa/AAA       $    336
  1,395     Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Hospital
             Revenue, (Charity Obligation
             Group Project) Series 1999A,
             4.63% 11/01/11..............  Aa2/AA+          1,376
    600     Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Water and
             Sewer Revenue Refunding,
             Series 1993, (FGIC Insured),
             6.50% 01/01/10..............  Aaa/AAA            702
  1,250     Rutherford County, Tennessee,
             Capital Outlay GO, Series
             1995,
             6.50% 05/01/06..............  Aa2/AA           1,428
  1,645     Rutherford County, Tennessee,
             Public Improvement GO,
             Series 1996,
             6.00% 04/01/06..............  Aa2/AA           1,829
  1,000     Shelby County, Tennessee, GO
             Refunding, Series 1993A,
             5.00% 03/01/03..............  Aa3/AA+          1,044
    260     Shelby County, Tennessee, GO,
             Unrefunded Balance, Series
             1992B,
             6.00% 03/01/08..............  Aa3/AA+            275
    500     Shelby County, Tennessee,
             Health Educational and
             Housing Facilities Board,
             Revenue, (Methodist Health
             Systems, Inc. Project)
             Series 1995, (MBIA Insured),
             6.25% 08/01/09..............  Aaa/AAA            573
    520     Shelby County, Tennessee,
             Health Educational and
             Revenue, (Lebonheur
             Childrens Medical Center
             Project) Series 1993D, (MBIA
             Insured),
             5.30% 08/15/04..............  Aaa/AAA            554
    500     Shelby County, Tennessee,
             Public Improvement GO,
             Series 1996A,
             5.63% 06/01/06..............  Aa3/AA+            546
  1,000     Sumner County, Tennessee,
             Resource Authority Revenue,
             Series 1993, (AMBAC
             Insured),
             5.13% 08/01/03..............  Aaa/AAA          1,051

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            TENNESSEE -- (CONTINUED)
 $1,000     Tennessee Housing Development
             Agency, Mortgage Finance
             Revenue, Series 1993A, AMT,
             5.10% 07/01/01..............  A1/A+         $  1,020
    200     Tennessee Housing Development
             Agency, Mortgage Finance
             Revenue, Series 1994A, AMT,
             6.30% 01/01/08..............  A1/A+              210
  1,000     Tennessee State, GO, Series
             1994A,
             5.20% 03/01/05..............  Aaa/AAA          1,066
  1,000     Tennessee State, GO, Series
             1995A,
             7.00% 03/01/03..............  Aaa/AAA          1,116
    500     Tennessee State, School Board
             Authority, Higher Education
             Facilities Revenue, Series
             1992A,
             6.00% 05/01/05..............  Aa2/AA+            539
    300     Tennessee, Housing
             Development Agency, Mortgage
             Finance Revenue, Series
             1994B, AMT,
             6.55% 07/01/19..............  A1/A+              318
    495     Tennessee, Housing
             Development Agency, Revenue,
             (Home Ownership Program)
             Series 1996, AMT,
             5.85% 07/01/17..............  Aa2/A1+            517
  1,120     Tennessee, Housing
             Development Agency, Revenue,
             (Home Ownership Program)
             Series 1997, AMT,
             4.44%+ 07/01/03.............  Aa2/A1+            929
  1,215     Tennessee, Housing
             Development Agency, Revenue,
             (Home Ownership Program)
             Series 1997, AMT,
             4.54%+ 07/01/04.............  Aa2/A1+            960
  1,000     Williamson County, Tennessee,
             GO Refunding, Series 1998,
             5.50% 09/01/09..............  Aa1/NR           1,095
  1,655     Williamson County, Tennessee,
             GO Refunding, Series 1998,
             5.25% 09/01/10..............  Aa1/NR           1,774
  1,540     Williamson County, Tennessee,
             Hospital GO Refunding,
             Series 1997,
             5.00% 05/01/07..............  Aa1/NR           1,620
                                                         --------
                                                           49,200
                                                         --------
            MISSOURI -- 2.4%
  1,275     West Plains, Missouri,
             Industrial Development
             Authority, Hospital Revenue,
             (Ozarks Medical Center
             Project) Series 1997,
             5.25% 11/15/07..............  NR/BBB-          1,311
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Tennessee Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES --(CONTINUED)
            PUERTO RICO -- 3.4%
 $  600     Puerto Rico, Electric Power
             Authority, Power Revenue,
             Series 1991P,
             6.75% 07/01/03..............  Baa1/BBB+     $    648
    390     Puerto Rico, Housing Bank and
             Finance Agency, Single-
             Family Mortgage Revenue,
             (Affordable Housing
             Mortgage-Portfolio I) Series
             1995, AMT, (GNMA/FNMA/ FHLMC
             COLL),
             5.45% 04/01/05..............  Aaa/AAA            409
    750     Puerto Rico, Industrial,
             Tourist, Educational,
             Medical and Environmental
             Control Facilities Financing
             Authority, Revenue, (Ryder
             Memorial Hospital Project)
             Series 1994A,
             6.40% 05/01/09..............  NR/BBB             813
                                                         --------
                                                            1,870
                                                         --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $50,253)...........................     52,381
                                                         --------

 SHARES
---------
            INVESTMENT COMPANIES -- 4.0% (Cost $2,200)
  2,200     AIM Tax Exempt Fund.........................      2,200
                                                            -------
            TOTAL INVESTMENTS
             (Cost $52,453*)....................    99.0%    54,581
                                                            -------
            OTHER ASSETS AND
             LIABILITIES (NET)..................     1.0%
            Receivable for fund shares sold.............    $   128
            Interest receivable.........................        794
            Receivable from investment advisor..........         37
            Prepaid expenses............................          1
            Payable for Fund shares redeemed............       (152)
            Administration fee payable..................         (7)
            Shareholder servicing and distribution fees
             payable....................................         (5)
            Distributions payable.......................       (205)
            Accrued Trustees' fees and expenses.........         (9)
            Accrued expenses and other liabilities......        (55)
                                                            -------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET)..........................        527
                                                            -------
            NET ASSETS..........................   100.0%   $55,108
                                                            =======

-------------------------------------------------------------------
                                                             VALUE
                                                             (000)
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........    $     4
            Accumulated net realized gain on investments
             sold.......................................         50
            Net unrealized appreciation of
             investments................................      2,128
            Paid-in capital.............................     52,926
                                                            -------
            NET ASSETS..................................    $55,108
                                                            =======
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($42,826,302/4,095,457
             shares outstanding)........................     $10.46
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($9,242,060/883,821 shares
             outstanding)...............................     $10.46
                                                             ------
                                                             ------
            Maximum sales charge........................      3.25%
            Maximum offering price per share............     $10.81
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($3,007,223/287,578 shares
             outstanding)...............................     $10.46
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($32,483/3,108 shares
             outstanding)...............................     $10.45
                                                             ------
                                                             ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $2,168 and gross depreciation of $40 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $52,453.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations Tennessee Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Hospital Revenue                                                       17.77%
   Industrial Development Revenue/
     Pollution Control Revenue                                            12.04%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Tennessee Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 90.7%
            TENNESSEE -- 83.0%
  $500      Blount County, Tennessee,
             Public Building Authority,
             Public Facility Revenue,
             Series 1998, (FGIC Insured),
             5.00% 04/01/19...............  Aaa/NR        $   493
   250      Chattanooga-Hamilton County,
             Tennessee, Hospital
             Authority, Revenue Refunding,
             (Erlanger Medical Center
             Project) Series 1993, (FSA
             Insured),
             5.50% 10/01/07...............  Aaa/AAA           270
   500      Humphreys County, Tennessee,
             Industrial Development Board,
             Solid Waste Disposal, (E.I.
             duPont de Nemours and Company
             Project) Series 1994, AMT,
             6.70% 05/01/24...............  Aa3/AA-           553
   400      Knox County, Tennessee, Health
             Educational and Housing
             Facilities Board, Hospital
             Facilities Improvement
             Revenue Refunding, (Baptist
             Health System of East
             Tennessee, Inc. Project)
             Series 1996, (CONNIE LEE
             Insured),
             5.50% 04/15/11...............  NR/AAA            423
   300      Knox County, Tennessee, Health
             Educational and Housing
             Facilities Board, Revenue
             Refunding, (Fort Sanders
             Alliance Project) Series
             1993, (MBIA Insured),
             7.25% 01/01/09...............  Aaa/AAA           363
   400      Knox County, Tennessee, Public
             Improvement GO, Series 1998,
             4.75% 04/01/19...............  Aa2/AA            386
   200      Loudon County, Tennessee,
             Industrial Development Board,
             Solid Waste Disposal Revenue,
             (Kimberly-Clark Corporation
             Project) Series 1993, AMT,
             6.20% 02/01/23...............  Aa2/AA            214
   500      Maury County, Tennessee,
             Industrial Development Board,
             Multi-Modal PCR Refunding,
             (General Motors
             Corporation - Saturn
             Corporation Project) Series
             1994,
             6.50% 09/01/24...............  A3/A              550
   250      McMinn County, Tennessee,
             Industrial Development Board,
             Recycling Facilities Revenue,
             (Bowater Inc. Project) Series
             1992, AMT,
             7.40% 12/01/22...............  Baa1/BBB          276
   300      Memphis, Tennessee, Electric
             System Revenue Refunding,
             Series 1993,
             4.90% 01/01/11...............  Aa/AA             307

-----------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            TENNESSEE -- (CONTINUED)
  $250      Memphis, Tennessee, GO, Series
             1997,
             5.00% 07/01/17...............  Aa2/AA        $   250
   540      Memphis, Tennessee, Water
             Division, Revenue Refunding,
             Series 1998,
             5.25% 01/01/11...............  Aa1/AAA           575
   250      Memphis-Shelby County,
             Tennessee, Airport Authority,
             Special Facilities and
             Project Revenue Refunding,
             (Federal Express Corporation
             Project) Series 1992, AMT,
             6.75% 09/01/12...............  Baa2/BBB          272
   100      Memphis-Shelby County,
             Tennessee, Airport Authority,
             Special Facilities and
             Project Revenue Refunding,
             (Federal Express Corporation
             Project) Series 1993, AMT,
             6.20% 07/01/14...............  Baa2/BBB          106
   250      Metropolitan Government,
             Nashville and Davidson
             County, Revenue, (Meharry
             Medical Collage Project)
             Series 1994, (AMBAC Insured),
             Prerefunded 12/01/04 @ 102,
             7.00% 12/01/11...............  Aaa/AAA           293
   350      Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Electric
             Revenue, Series 1996A,
             5.63% 05/15/14...............  Aa3/AA            374
   250      Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, GO
             Refunding, Series 1993,
             5.25% 05/15/07...............  Aa2/AA            267
   500      Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Health and
             Educational Facilities Board,
             Improvement Revenue
             Refunding, (Meharry Medical
             College Project) Series 1996,
             (AMBAC Insured),
             6.00% 12/01/16...............  Aaa/AAA           566
   300      Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Health and
             Educational Facilities Board,
             Improvement Revenue
             Refunding, (Meharry Medical
             College Project) Series 1996,
             (AMBAC Insured),
             6.00% 12/01/09...............  Aaa/AAA           342
   500      Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Hospital
             Revenue, (Charity Obligation
             Group Project) Series 1999A,
             5.00% 11/01/14...............  Aa2/AA+           498

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Tennessee Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            TENNESSEE -- (CONTINUED)
  $300      Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Water and
             Sewer Revenue Refunding,
             Series 1993, (FGIC Insured),
             6.50% 01/01/10...............  Aaa/AAA       $   351
   300      Metropolitan Government,
             Nashville and Davidson
             County, Tennessee, Water and
             Sewer Revenue Refunding,
             Series 1993, (FGIC Insured),
             5.20% 01/01/13...............  Aaa/AAA           315
   400      Shelby County, Tennessee,
             Public Improvement GO
             Refunding, Series 1999A,
             4.75% 05/01/21...............  Aa3/AA+           381
   250      Sumner County, Tennessee,
             Health Educational and
             Housing Facilities Board,
             Revenue Refunding, (Sumner
             Regional Health Systems, Inc.
             Project) Series 1994,
             7.00% 11/01/03...............  NR/A-             277
   250      Tennessee State, Local
             Development Authority,
             Revenue Refunding, (State
             Loan Program) Series 1993A,
             5.75% 03/01/11...............  A2/AA             264
   185      Tennessee, Housing Development
             Agency, Revenue, (Home
             Ownership Program) Series
             1996, AMT,
             5.85% 07/01/17...............  Aa2/A1+           193
                                                          -------
                                                            9,159
                                                          -------

            PUERTO RICO -- 7.7%
   500      Puerto Rico, Industrial
             Tourist Educational Medical
             and Environmental Control
             Facilities Financing
             Authority, Revenue, (Ryder
             Memorial Hospital Project)
             Series 1994A,
             6.60% 05/01/14...............  NR/BBB            537
   300      Puerto Rico, Public Buildings
             Authority, Guaranteed Public
             Education and Health
             Facilities Revenue Refunding,
             Series 1993M,
             5.50% 07/01/21...............  Baa1/A            309
                                                          -------
                                                              846
                                                          -------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $9,415).............................    10,005
                                                          -------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 7.8%
   555      AIM Tax-Exempt Fund.........................        555
   305      Nuveen Tax-Exempt Fund......................        305
                                                            -------
            TOTAL INVESTMENT COMPANIES
             (Cost $860)................................        860
                                                            -------

                                                             VALUE
                                                             (000)
-------------------------------------------------------------------
            TOTAL INVESTMENTS                       98.5%
             (Cost $10,275*).....................           $10,865
                                                            -------
            OTHER ASSETS AND                         1.5%
             LIABILITIES (NET)...................
            Receivable for Fund shares sold.............    $    34
            Interest receivable.........................        172
            Receivable from investment advisor..........         45
            Administration fee payable..................         (1)
            Shareholder servicing and distribution fees
             payable....................................         (6)
            Distributions payable.......................        (39)
            Accrued Trustees' fees and expenses.........         (8)
            Accrued expenses and other liabilities......        (30)
                                                            -------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....        167
                                                            -------
            NET ASSETS...........................  100.0%   $11,032
                                                            =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........    $    23
            Accumulated net realized loss on investments
             sold.......................................        (26)
            Net unrealized appreciation of
             investments................................        590
            Paid-in capital.............................     10,445
                                                            -------
            NET ASSETS..................................    $11,032
                                                            =======
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($5,761,678/559,488 shares
             outstanding)...............................     $10.30
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($484,480/47,041 shares
             outstanding)...............................     $10.30
                                                             ------
                                                             ------
            Maximum sales charge........................      4.75%
            Maximum offering price per share............     $10.81
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($4,718,256/458,160 shares
             outstanding)...............................     $10.30
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($67,520/6,557 shares
             outstanding)...............................     $10.30
                                                             ------
                                                             ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $604 and gross depreciation of $14 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $10,275.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Nations Tennessee Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   AMBAC                                                                  10.89%
   FGIC                                                                   10.51%

Nations Tennessee Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Hospital Revenue                                                       21.81%
   Industrial Development Revenue/
     Pollution Control Revenue                                            18.14%
   Water Revenue                                                          11.42%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Texas Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.3%
            TEXAS -- 86.4%
 $ 1,450    Alliance Airport Authority
             Inc., Texas, Special
             Facilities Revenue, (American
             Corporation - American
             Airlines Inc. Project) Series
             1991, AMT,
             7.00% 12/01/11...............  Baa2/BBB-     $  1,702
     750    Amarillo, Texas, Junior
             College District, GO, Series
             1995, (FGIC Insured),
             7.60% 02/15/06...............  Aaa/AAA            880
   1,000    Arlington, Texas, Independent
             School District, GO, Series
             1990,
             6.75% 08/15/00...............  Aa3/NR           1,045
   1,375    Arlington, Texas, Independent
             School District, GO, Series
             1991A, (PSFG Insured),
             6.38% 08/15/01...............  Aaa/NR           1,462
   1,500    Arlington, Texas, Independent
             School District, GO, Series
             1992, (PSFG Insured),
             Prerefunded 02/15/02 @ 100,
             6.10% 02/15/05...............  Aaa/NR           1,595
   1,060    Arlington, Texas, Independent
             School District, GO,
             Unrefunded Balance, Series
             1992, (PSFG Insured),
             5.80% 02/15/02...............  Aaa/NR           1,119
   1,775    Arlington, Texas, Independent
             School District, GO,
             Unrefunded Balance, Series
             1992, (PSFG Insured),
             6.10% 02/15/05...............  Aaa/NR           1,879
   1,000    Arlington, Texas, Waterworks
             and Sewer Improvement Revenue
             Refunding, Series 1992, (FGIC
             Insured),
             6.10% 06/01/02...............  Aaa/AAA          1,069
   5,750    Austin, Texas, GO Refunding,
             Series 1993,
             5.50% 09/01/04...............  Aa2/AA           6,181
     965    Austin, Texas, GO, Unrefunded
             Balance, Series 1991A,
             8.88% 09/01/00...............  Aa2/AA           1,038
   2,000    Austin, Texas, Public
             Improvement GO, Series 1992,
             (AMBAC Insured), Prerefunded
             09/01/02 @ 100,
             5.90% 09/01/05...............  Aaa/AAA          2,139
   4,275    Austin, Texas, Utility System
             Revenue Refunding, Series
             1992, (AMBAC Insured),
             6.25% 11/15/03...............  Aaa/AAA          4,688
   3,000    Austin, Texas, Utility System
             Revenue Refunding, Series
             1992, (AMBAC Insured),
             6.25% 11/15/05...............  Aaa/AAA          3,286

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            TEXAS -- (CONTINUED)
 $ 2,295    Bell County, Texas, Health
             Facilities Development
             Revenue Refunding, (Cook
             Childrens Medical Center
             Hospital Project) Series
             1998, (FSA Insured),
             5.25% 12/01/11...............  Aaa/AAA       $  2,390
     985    Brazos, Texas, Higher
             Education Authority Inc.,
             Revenue Refunding, Senior
             Lien, Series 1994A-2, AMT,
             (GTD STD LNS),
             6.05% 06/01/03...............  Aaa/NR           1,048
   3,800    Cass County, Texas, Industrial
             Development Corporation,
             Environmental Revenue,
             (International Paper
             Corporation Project) Series
             1997A, AMT, (GTY-AGMT),
             6.25% 04/01/21...............  A3/BBB+          4,044
   3,525    Clear Creek, Texas,
             Independent School District,
             GO, Series 1993, (PSFG
             Insured),
             5.38% 02/01/06...............  Aaa/AAA          3,707
   1,500    Dallas, Texas, Civic Center
             Convention Revenue, Senior
             Lien, Series 1991, (AMBAC
             Insured), Prerefunded
             01/01/01 @ 100,
             6.38% 01/01/02...............  Aaa/AAA          1,571
   3,000    Dallas, Texas, GO Refunding,
             Series 1992,
             5.60% 02/15/01...............  Aaa/AAA          3,113
   1,575    Dallas, Texas, Independent
             School District, GO, Series
             1993, (PSFG Insured),
             5.60% 08/15/05...............  Aaa/AAA          1,688
   4,425    Dallas, Texas, Independent
             School District, GO, Series
             1993, (PSFG Insured),
             5.60% 08/15/05...............  Aaa/AAA          4,697
   4,450    Dallas, Texas, Independent
             School District, GO, Series
             1993, (PSFG Insured),
             5.70% 08/15/06...............  Aaa/AAA          4,723
   1,550    Dallas, Texas, Independent
             School District, GO, Series
             1993, (PSFG Insured),
             Prerefunded 08/15/03 @ 100,
             5.70% 08/15/06...............  Aaa/AAA          1,667
   5,000    Dallas-Fort Worth, Texas,
             Regional Airport Revenue
             Refunding, (Dallas-Fort Worth
             Airport Project) Series
             1994A, (MBIA Insured),
             5.40% 11/01/03...............  Aaa/AAA          5,327

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Texas Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            TEXAS -- (CONTINUED)
 $   500    Denton, Texas, Health
             Facilities Development
             Revenue Refunding,
             (Evangelical Lutheran Good
             Samaritan Society Project)
             Series 1994, (AMBAC Insured),
             6.00% 05/01/05...............  Aaa/AAA       $    548
   1,395    El Paso, Texas, GO Refunding,
             Series 1992C, (FGIC Insured),
             5.70% 08/15/03...............  Aaa/AAA          1,477
   3,500    Fort Worth, Texas, GO
             Refunding, Series 1992A,
             5.30% 03/01/01...............  Aa2/AA           3,615
   3,500    Fort Worth, Texas, Higher
             Education Finance
             Corporation, Higher Education
             Revenue, (Texas Christian
             University Project) Series
             1997,
             5.00% 03/15/20...............  Aa3/AA-          3,416
   2,000    Garland, Texas, Utility
             Systems Revenue Refunding,
             Series 1992, (AMBAC Insured),
             5.90% 03/01/02...............  Aaa/AAA          2,116
   2,000    Goose Creek, Texas,
             Consolidated Independent
             School District, GO
             Refunding, Series 1998, (PSFG
             Insured),
             5.00% 02/15/09...............  Aaa/AAA          2,094
   3,000    Harris County, Texas, Flood
             Control District GO
             Refunding, Series 1991,
             6.25% 10/01/04...............  Aa2/AA           3,174
   1,115    Harris County, Texas, Flood
             Control District, GO, Series
             1992A,
             5.80% 10/01/03...............  Aa2/AA           1,187
   2,375    Harris County, Texas, GO
             Refunding, Series 1996,
             5.88% 10/01/06...............  Aa2/AA           2,634
   4,400    Harris County, Texas, Health
             Facilities Development
             Authority, Revenue, (Memorial
             Hermann Hospital Systems
             Project) Series 1998, (FSA
             Insured),
             5.50% 06/01/10...............  Aaa/AAA          4,707
   1,000    Harris County, Texas, Health
             Facilities Development
             Authority, Revenue, (Memorial
             Hospital Systems Project)
             Series 1992,
             6.70% 06/01/00...............  A3/NR            1,038
   2,655    Harris County, Texas, Health
             Facilities Development
             Authority, Revenue, (Memorial
             Hospital Systems Project)
             Series 1997A, (MBIA Insured),
             6.00% 06/01/10...............  Aaa/AAA          2,982

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            TEXAS -- (CONTINUED)
 $ 7,185    Harris County, Texas, Toll
             Road Revenue Refunding,
             Senior Lien, Series 1994,
             (FGIC Insured),
             5.00% 08/15/16...............  Aaa/AAA       $  7,160
   3,380    Harris County, Texas, Toll
             Road Revenue Refunding,
             Senior Lien, Series 1994,
             (FGIC Insured),
             5.38% 08/15/20...............  Aaa/AAA          3,440
   7,000    Houston, Texas, Airport
             Systems Revenue, Series
             1998B, AMT, (FGIC Insured),
             5.00% 07/01/25...............  Aaa/AAA          6,742
   5,500    Houston, Texas, Airport
             Systems Revenue, Subordinate
             Lien, Series 1998C, (FGIC
             Insured),
             5.00% 07/01/25...............  Aaa/AAA          5,366
   4,390    Houston, Texas, GO Refunding,
             Series 1992C,
             6.00% 03/01/05...............  Aa3/AA-          4,645
   5,000    Houston, Texas, Independent
             School District, GO
             Refunding, Series 1993, (PSFG
             Insured),
             5.40% 08/15/07...............  Aaa/AAA          5,223
   1,025    Houston, Texas, Public
             Improvement GO, Series 1991A,
             Prerefunded 04/01/01 @ 100,
             6.60% 04/01/05...............  Aa3/AA-          1,084
   1,305    Houston, Texas, Public
             Improvement GO, Series 1991A,
             Prerefunded 04/01/01 @ 100,
             6.60% 04/01/06...............  Aa3/AA-          1,380
   3,000    Houston, Texas, Water and
             Sewer Systems Revenue
             Refunding, Junior Lien,
             Series 1997D,
             5.00% 12/01/25...............  Aaa/AAA          2,926
   6,145    Houston, Texas, Water and
             Sewer Systems Revenue,
             Unrefunded Balance, Prior
             Lien, Series 1992B,
             5.90% 12/01/03...............  A3/A             6,644
   2,000    Lewisville, Texas, Independent
             School District, GO
             Refunding, Series 1992, (PSFG
             Insured),
             6.00% 08/15/00...............  Aaa/NR           2,071
   2,000    Lewisville, Texas, Independent
             School District, GO
             Refunding, Series 1992, (PSFG
             Insured),
             6.10% 08/15/02...............  Aaa/NR           2,148
   4,900    Lewisville, Texas, Independent
             School District, GO
             Refunding, Series 1992, (PSFG
             Insured),
             6.25% 08/15/05...............  Aaa/NR           5,265

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Texas Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            TEXAS -- (CONTINUED)
 $   500    Lewisville, Texas, Independent
             School District, GO, Series
             1998, (PSFG Insured),
             7.50% 08/15/06...............  Aaa/NR        $    602
  12,000    Lower Colorado River
             Authority, Texas, Revenue
             Refunding, Junior Lien,
             (Fifth-Supply Project) Series
             1993, (AMBAC Insured),
             5.30% 01/01/06...............  Aaa/AAA         12,663
   1,000    Lubbock, Texas, Independent
             School District, GO, Series
             1991A, (PSFG Insured),
             Prerefunded 08/15/00 @ 100,
             6.30% 08/15/04...............  NR/AAA           1,040
     620    Mesquite, Texas, Independent
             School District 1, GO
             Refunding, Series 1992, (PSFG
             Insured), Prerefunded
             02/15/02 @ 100,
             5.75% 08/15/03...............  Aaa/AAA            654
   5,000    Mesquite, Texas, Independent
             School District 1, GO
             Refunding, Series 1993, (PSFG
             Insured),
             5.30% 08/15/06...............  Aaa/AAA          5,274
   1,070    Mesquite, Texas, Independent
             School District 1, GO
             Refunding, Series 1997A,
             (PSFG Insured),
             5.00% 08/15/07...............  Aaa/AAA          1,126
   1,380    Mesquite, Texas, Independent
             School District 1, GO,
             Unrefunded Balance, Series
             1992, (PSFG Insured),
             5.75% 08/15/03...............  Aaa/AAA          1,451
   1,080    Midway, Texas, Independent
             School District, GO
             Refunding, Series 1997, (PSFG
             Insured),
             4.35%+ 08/01/06..............  Aaa/NR             788
   5,000    North Central Texas, Health
             Facilities Development
             Corporation, Health
             Facilities Revenue,
             (Presbyterian Healthcare
             Residential Project) Series
             1996B, (MBIA Insured),
             5.50% 06/01/16...............  Aaa/AAA          5,351
   7,000    North Central, Texas, Health
             Facilities Development
             Corporation, Revenue
             Refunding, (Baylor Health
             Care Systems Project) Series
             1995,
             5.50% 05/15/13...............  Aa/AA            7,348

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            TEXAS -- (CONTINUED)
 $ 2,800    North East, Texas, Independent
             School District, GO, Series
             1997, (PSFG Insured),
             6.50% 02/01/06...............  Aaa/AAA       $  3,178
   2,375    North East, Texas, Independent
             School District, GO, Series
             1997, (PSFG Insured),
             6.50% 02/01/07...............  Aaa/AAA          2,719
   1,000    North Texas, Dallas Highway
             Authority, North Texas
             Highway Systems Revenue,
             Series 1998, (FGIC Insured),
             4.75% 01/01/17...............  Aaa/AAA            970
   1,320    Pearland, Texas, Independent
             School District, GO
             Refunding, Series 1998, (PSFG
             Insured),
             4.55%+ 02/15/08..............  Aaa/AAA            886
   1,245    Pearland, Texas, Independent
             School District, GO
             Refunding, Series 1998, (PSFG
             Insured),
             4.64%+ 02/15/09..............  Aaa/AAA            792
   5,000    Plano, Texas, Independent
             School District GO Refunding,
             Series 1994, (PSFG Insured),
             4.75% 02/15/07...............  Aaa/AAA          5,108
   1,835    Plano, Texas, Independent
             School District, GO, Series
             1995, (PSFG Insured),
             7.00% 02/15/05...............  Aaa/AAA          2,107
   1,000    Port of Houston Authority of
             Harris County, Texas, Revenue
             Refunding, Series 1992, (MBIA
             Insured),
             6.30% 05/01/04...............  Aaa/AAA          1,065
   3,385    Richardson, Texas, GO
             Refunding, Series 1998,
             5.25% 02/15/08...............  Aa2/AA           3,612
   3,615    Richardson, Texas, GO
             Refunding, Series 1998,
             5.50% 02/15/09...............  Aa2/AA           3,902
   2,000    Round Rock, Texas, Independent
             School District, GO
             Refunding, Series 1999,
             5.00% 08/01/10...............  Aaa/AAA          2,072
   5,625    Sabine River Authority, Texas,
             Water Supply Facilities
             Revenue Refunding, (Lake Fork
             Project) Series 1991,
             6.50% 12/01/00...............  NR/AA            5,907
     465    San Antonio, Texas, Refunding
             GO, Series 1992, Prerefunded
             08/01/02 @ 100,
             5.50% 08/01/05...............  Aa2/AA+            490
   4,185    San Antonio, Texas, Unrefunded
             GO, Series 1992,
             5.50% 08/01/05...............  Aa2/AA+          4,368

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Texas Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            TEXAS -- (CONTINUED)
 $ 2,050    San Antonio, Texas, Water
             Revenue, Unrefunded Balance,
             Series 1992, (FGIC Insured),
             5.90% 05/15/00...............  Aaa/AAA       $  2,110
   3,500    Tarrant County, Texas, Health
             Facilities Development
             Corporation, Health Systems
             Revenue, (Texas Health
             Resources Systems Project)
             Series 1997A, (MBIA Insured),
             5.75% 02/15/11...............  Aaa/AAA          3,797
   3,300    Tarrant County, Texas, Health
             Facilities Development
             Corporation, Health Systems
             Revenue, (Texas Health
             Resources Systems Project)
             Series 1997A, (MBIA Insured),
             5.75% 02/15/08...............  Aaa/AAA          3,604
   2,200    Tarrant County, Texas, Water
             Control and Improvement
             District Number 1, Water
             Revenue Refunding, Series
             1992,
             5.70% 03/01/01...............  A1/AA            2,287
   5,000    Tarrant County, Texas, Water
             Control and Improvement
             District Number 1, Water
             Revenue Refunding, Series
             1992, Prerefunded 03/01/01 @
             100,
             5.90% 03/01/03...............  Aaa/AA           5,216
   2,300    Texas A & M University, Texas,
             Permanent University Fund,
             Revenue Refunding, Series
             1998,
             5.00% 07/01/08...............  Aaa/AAA          2,420
   1,275    Texas City, Texas, Independent
             School District, GO
             Refunding, Series 1998, (PSFG
             Insured),
             5.00% 08/15/08...............  Aaa/AAA          1,338
     500    Texas State, College Student
             Loan Authority, GO, Series
             1994, AMT,
             5.75% 08/01/11...............  Aa2/AA             519
   1,000    Texas State, College Student
             Loan Authority, GO, Series
             1996, AMT,
             5.00% 08/01/12...............  Aa2/AA           1,008
   5,585    Texas State, Department of
             Housing and Community
             Affairs, Single-Family
             Revenue, Series 1997A-1, AMT,
             (GNMA/FNMA COLL), (MBIA
             Insured),
             5.25% 09/01/13...............  Aaa/AAA          5,776
   5,000    Texas State, GO Refunding,
             Series 1992A,
             5.80% 10/01/04...............  Aa2/AA           5,456
   2,000    Texas State, GO Refunding,
             Series 1992A,
             6.00% 10/01/08...............  Aa2/AA           2,258

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            TEXAS -- (CONTINUED)
 $ 5,000    Texas State, Public Finance
             Authority, Building Revenue
             Refunding, Series 1992B,
             (AMBAC Insured),
             6.10% 02/01/04...............  Aaa/AAA       $  5,465
   1,200    Texas State, Public Finance
             Authority, GO Refunding,
             Series 1996C,
             6.00% 10/01/06...............  Aa/AA            1,339
  10,000    Texas State, Turnpike
             Authority of Dallas, North
             Tollway Revenue, (President
             George Bush Turnpike) Series
             1995, (FGIC Insured),
             5.25% 01/01/23...............  Aaa/AAA         10,076
   3,250    Texas State, Turnpike
             Authority of Dallas, North
             Tollway Revenue, (Zero Coupon
             President George Bush
             Turnpike Project) Series
             1996, (AMBAC Insured),
             4.64%+ 01/01/09..............  Aaa/AAA          2,078
     410    Texas State, Veterans Housing
             Assistance GO,
             Series 1994B-4, AMT,
             6.20% 12/01/14...............  Aa2/AA             425
   1,850    Texas State, Water Development
             GO, Series 1997,
             5.50% 08/01/07...............  Aa2/AA           2,011
   5,000    Texas State, Water Development
             GO, Series 1997,
             5.25% 08/01/28...............  Aa2/AA           5,026
   1,000    Texas State, Water Development
             GO, Series 1997D,
             5.00% 08/01/19...............  Aa2/AA             996
   6,000    Texas, Municipal Power Agency,
             Revenue Refunding, Series
             1992, (MBIA Insured),
             Prerefunded 09/01/02 @ 102,
             5.90% 09/01/04...............  Aaa/AAA          6,524
  15,000    Texas, Municipal Power Agency,
             Revenue Refunding, Series
             1993, (MBIA Insured),
             5.25% 09/01/05...............  Aaa/AAA         15,846
   2,020    Texas, Water Development
             Board, State Revolving Fund
             Revenue, Senior Lien, Series
             1998A,
             4.75% 07/15/20...............  Aa1/AAA          1,914
   1,335    Texas, Water Resource Finance
             Authority, Revenue, Series
             1989,
             7.40% 08/15/00...............  A/A              1,351
   4,000    Travis County, Texas, Limited
             Tax GO Refunding, Series
             1991A, (MBIA Insured),
             6.00% 03/01/00...............  Aaa/AAA          4,102

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Texas Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            TEXAS -- (CONTINUED)
 $ 3,250    Travis County, Texas, Limited
             Tax GO Refunding, Series
             1992A, (MBIA Insured),
             5.50% 03/01/03...............  Aaa/AAA       $  3,446
   3,500    Travis County, Texas, Limited
             Tax GO Refunding, Series
             1992A, (MBIA Insured),
             5.60% 03/01/04...............  Aaa/AAA          3,706
   1,500    Travis County, Texas, Limited
             Tax GO Refunding, Series
             1992A, (MBIA Insured),
             5.75% 03/01/06...............  Aaa/AAA          1,584
   2,750    Trinity River Authority,
             Texas, Regional Wastewater
             Systems Revenue, Series 1989,
             (AMBAC Insured),
             7.00% 08/01/00...............  Aaa/AAA          2,878
   3,885    Trinity River Authority,
             Texas, Ten Mile Revenue,
             Series 1992, (AMBAC Insured),
             5.70% 08/01/03...............  Aaa/AAA          4,110
   7,000    University of Texas, Permanent
             University Fund, Revenue,
             Series 1997, (PUFG Insured),
             5.25% 07/01/12...............  Aaa/AAA          7,328
   2,500    University of Texas,
             University Finance Systems
             Revenue, Series 1998B,
             4.50% 08/15/13...............  Aa1/AAA          2,430
   3,890    University of Texas,
             University Finance Systems
             Revenue, Series 1998D,
             5.00% 08/15/07...............  Aa1/AAA          4,094
   4,210    University of Texas,
             University Finance Systems
             Revenue, Series 1998D,
             5.00% 08/15/08...............  Aa1/AAA          4,432
                                                          --------
                                                           345,563
                                                          --------
            ALASKA -- 0.9%
   4,725    North Slope Borough, Alaska,
             Capital Appreciation GO,
             Series 1995A, (MBIA Insured),
             4.39%+ 06/30/06..............  Aaa/AAA          3,449
                                                          --------
            ARIZONA -- 0.5%
   2,100    Coconino County, Arizona,
             Unified School District
             Number 1, GO Refunding,
             Series 1992, (AMBAC Insured),
             5.80% 07/01/02...............  Aaa/AAA          2,173
                                                          --------

------------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            CONNECTICUT -- 1.3%
 $ 5,000    Connecticut State, GO, Series
             1995A,
             5.63% 03/15/09...............  Aa3/AA        $  5,376
                                                          --------
            FLORIDA -- 0.3%
   1,000    Florida, Housing Finance
             Agency, Multi-Family Housing
             Revenue Refunding, (United
             Dominion Realty
             Trust - Andover Project)
             Series 1996E, AMT, Mandatory
             Put 05/01/08 @ 100,
             6.35% 05/01/26...............  NR/BBB+          1,079
                                                          --------
            ILLINOIS -- 0.9%
   2,500    Illinois State, GO Refunding,
             Series 1994,
             4.40% 12/01/03...............  Aa2/AA           2,558
   1,100    Rosemont, Illinois, GO, Series
             1991B, (FGIC Insured),
             6.40% 02/01/03...............  Aaa/AAA          1,167
                                                          --------
                                                             3,725
                                                          --------
            MAINE -- 0.5%
   1,000    Bucksport, Maine, Solid Waste
             Disposal Revenue, (Champion
             International Corporation
             Project) Series 1985,
             6.25% 05/01/10...............  Baa1/BBB         1,055
   1,000    Maine, Municipal Board Bank,
             Revenue, Series 1990D,
             7.10% 11/01/01...............  Aa3/A+           1,072
                                                          --------
                                                             2,127
                                                          --------
            MICHIGAN -- 1.2%
   4,600    Detroit, Michigan, GO
             Refunding, Series 1995B,
             6.50% 04/01/02...............  Baa1/A-          4,904
                                                          --------
            MISSOURI -- 0.3%
   1,135    University of Missouri, Health
             Facilities Revenue,
             (University of Missouri
             Health Systems Project)
             Series 1997,
             5.75% 11/01/07...............  Aa2/AA+          1,258
                                                          --------
            NEVADA -- 0.5%
   2,000    Nevada, Housing Division,
             Single-Family Mortgage
             Revenue, Series 1998A-1, AMT,
             5.30% 04/01/18...............  Aaa/NR           2,010
                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Texas Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            NEW JERSEY -- 1.4%
 $ 5,000    New Jersey State, GO
             Refunding, Series 1996E,
             6.00% 07/15/09...............  Aa1/AA+       $  5,691
                                                          --------
            NEW YORK -- 1.0%
   3,600    New York City, New York,
             Municipal Assistance
             Corporation, Revenue, Series
             1997J,
             5.75% 07/01/03...............  Aa2/AA           3,870
                                                          --------
            SOUTH CAROLINA -- 0.3%
   1,000    Greenville Hospital Systems,
             South Carolina, Hospital
             Facilities Revenue, Series
             1996B, (GTY-AGMT),
             5.25% 05/01/06...............  Aa3/AA           1,056
                                                          --------
            TENNESSEE -- 0.8%
   3,135    Chattanooga-Hamilton County,
             Tennessee, Hospital
             Authority, Revenue Refunding,
             (Erlanger Medical Center
             Project) Series 1993, (FSA
             Insured),
             5.50% 10/01/07...............  Aaa/AAA          3,387
                                                          --------
            WASHINGTON -- 2.0%
   3,100    King County, Washington,
             School District Number 414,
             GO, Series 1995,
             5.30% 12/01/05...............  Aa1/AA           3,315
   2,000    Washington State, GO, Series
             1991B, Prerefunded 06/01/01 @
             100,
             6.30% 06/01/02...............  Aa1/AA+          2,112
   2,425    Washington State, GO, Series
             1995C,
             5.45% 07/01/07...............  Aa1/AA+          2,582
                                                          --------
                                                             8,009
                                                          --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $375,148)...........................    393,677
                                                          --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 1.1%
             (Cost $4,278)
   4,278    AIM Tax-Exempt Fund.......................       4,278
                                                          --------
            TOTAL INVESTMENT COMPANIES
             (Cost $4,278)............................       4,278
                                                          --------
            TOTAL INVESTMENTS                     99.4%
             (Cost $379,426*).................             397,955
                                                          --------

                                                           VALUE
                                                           (000)
------------------------------------------------------------------
            OTHER ASSETS AND                       0.6%
             LIABILITIES (NET)................
            Receivable for Fund shares sold...........    $    516
            Interest receivable.......................       4,599
            Prepaid expenses..........................           5
            Payable for Fund shares redeemed..........        (724)
            Investment advisory fee payable...........        (125)
            Administration fee payable................         (51)
            Shareholder servicing and distribution
             fees payable.............................          (4)
            Due to custodian..........................          (7)
            Distributions payable.....................      (1,583)
            Accrued Trustees' fees and expenses.......          (9)
            Accrued expenses and other liabilities....         (92)
                                                          --------
            TOTAL OTHER ASSETS AND LIABILITIES
             (NET)....................................       2,525
                                                          --------
            NET ASSETS........................   100.0%   $400,480
                                                          ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.......    $     53
            Accumulated net realized gain on
             investments sold.........................          88
            Net unrealized appreciation of
             investments..............................      18,529
            Paid-in capital...........................     381,810
                                                          --------
            NET ASSETS................................    $400,480
                                                          ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($391,431,216/37,336,304
             shares outstanding)......................      $10.48
                                                            ------
                                                            ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($6,909,314/659,062 shares
             outstanding).............................      $10.48
                                                            ------
                                                            ------
            Maximum sales charge......................       3.25%
            Maximum offering price per share..........      $10.83
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($2,137,266/203,868 shares
             outstanding).............................      $10.48
                                                            ------
                                                            ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($2,629/251 shares outstanding)..      $10.48
                                                            ------
                                                            ------

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $18,726 and gross depreciation of $197 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $379,426.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations Texas Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   MBIA                                                                   14.03%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Texas Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.5%
            TEXAS -- 87.6%
 $  565     Cass County, Texas, Industrial
             Development Corporation,
             Environmental Revenue,
             (International Paper
             Corporation Project) Series
             1997A, AMT (GTY-AGMT),
             6.25% 04/01/21...............  A3/BBB+       $   601
    500     Dallas County, Texas, GO,
             Series 1995,
             5.25% 08/15/14...............  Aaa/AAA           517
    750     Dallas-Fort Worth, Texas,
             Regional Airport Revenue
             Refunding, Series 1994A,
             (MBIA Insured),
             6.00% 11/01/09...............  Aaa/AAA           821
  1,000     Goose Creek, Texas,
             Consolidated Independent
             School District, GO
             Refunding, Series 1998, (PSFG
             Insured),
             5.00% 02/15/10...............  Aaa/AAA         1,043
    500     Gulf Coast, Texas, Waste
             Disposal Authority, Revenue
             Refunding, (Houston Light and
             Power Company Project) Series
             1992A, (MBIA Insured),
             6.38% 04/01/12...............  Aaa/AAA           546
    500     Harris County, Texas, Health
             Facilities Development
             Authority, Revenue, (Memorial
             Hospital Systems Project)
             Series 1997A, (MBIA Insured),
             6.00% 06/01/10...............  Aaa/AAA           561
    500     Irving, Texas, Waterworks and
             Sewer Revenue, Series 1998,
             4.75% 06/15/18...............  Aa2/AA            480
    500     Lower Neches Valley Authority,
             Texas, Industrial Development
             Corporation, Revenue
             Refunding, (Mobil Oil
             Refining Corporation Project)
             Series 1997,
             5.80% 05/01/22...............  Aa2/AA            532
    500     Lubbock, Texas, Health
             Facilities Development
             Revenue, (St. Joseph Health
             Systems Project) Series 1998,
             5.00% 07/01/06...............  Aa3/AA            518
    355     North Texas, Dallas Highway
             Authority, North Texas
             Highway Systems Revenue,
             Series 1998, (FGIC Insured),
             4.75% 01/01/17...............  Aaa/AAA           344
    600     Northside, Texas, Independent
             School District, GO, Series
             1999,
             4.75% 08/15/18...............  Aaa/AAA           576

-----------------------------------------------------------------
PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
            TEXAS -- (CONTINUED)
 $  800     Pflugerville, Texas,
             Independent School District,
             GO Refunding, Series 1997,
             (PSFG Insured),
             5.75% 08/15/10...............  Aaa/AAA       $   887
  1,000     Red River Authority of Texas,
             PCR, (Hoechst Celanese
             Corporation Project) Series
             1992, AMT,
             6.88% 04/01/17...............  A2/A+           1,076
  1,180     Santa Fe, Texas, Independent
             School District, GO
             Refunding, Series 1997, (PSFG
             Insured),
             4.45%+ 02/15/07..............  Aaa/NR            834
    585     Sherman, Texas, Independent
             School District, GO, Series
             1995, (PSFG Insured),
             Prerefunded 02/15/05 @ 100,
             6.50% 02/15/20...............  Aaa/AAA           661
  1,000     Tarrant County, Texas, Health
             Facilities Development
             Corporation, Health Systems
             Revenue, (Harris Methodist
             Health Systems Project)
             Series 1994, (MBIA-IBC
             Insured),
             6.00% 09/01/10...............  Aaa/AAA         1,137
    500     Texas State, College Student
             Loan Authority, GO, Series
             1994, AMT,
             5.75% 08/01/11...............  Aa2/AA            519
    375     Texas State, Veterans Housing
             Assistance GO Refunding,
             Series 1994C,
             6.40% 12/01/09...............  Aa2/AA            400
  1,000     Trinity River Authority,
             Texas, PCR, (Texas
             Instruments Inc. Project)
             Series 1996, AMT,
             6.20% 03/01/20...............  NR/A            1,080
    500     University of Texas,
             University Finance Systems
             Revenue, Series 1995A,
             5.20% 08/15/17...............  Aa1/AAA           508
  1,000     Waller, Texas, Consolidated
             Independent School District,
             GO, Series 1996, (PSFG
             Insured),
             5.25% 02/15/21...............  Aaa/AAA         1,006
                                                          -------
                                                           14,647
                                                          -------
            OHIO -- 6.7%
  1,000     Lucas County, Ohio, Hospital
             Revenue, (Flower Hospital
             Project) Series 1993,
             Prerefunded 12/01/04 @ 101,
             6.13% 12/01/13...............  NR/NR           1,111
                                                          -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Texas Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                   MOODY'S/S&P
 AMOUNT                                       RATINGS      VALUE
  (000)                                     (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            PUERTO RICO -- 3.2%
 $  500     Puerto Rico, Industrial
             Medical and Environmental
             Pollution Control Facilities
             Finance Authority, Higher
             Education Revenue Refunding,
             (Catholic University of
             Puerto Rico Project) Series
             1993,
             5.60% 12/01/07...............  NR/BBB-       $   530
                                                          -------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $15,218)............................    16,288
                                                          -------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 2.4%
             (Cost $393)
    393     AIM Tax-Exempt Fund.........................        393
                                                            -------
            TOTAL INVESTMENTS
             (Cost $15,611*)....................   99.9%     16,681
                                                            -------
            OTHER ASSETS AND
             LIABILITIES (NET)..................    0.1%
            Cash........................................    $     1
            Receivable for Fund shares sold.............         18
            Interest receivable.........................        216
            Receivable from investment advisor..........         35
            Payable for Fund shares redeemed............       (132)
            Administration fee payable..................         (2)
            Shareholder servicing and distribution fees
             payable....................................         (9)
            Distributions payable.......................        (60)
            Accrued Trustees' fees and expenses.........         (9)
            Accrued expenses and other liabilities......        (33)
                                                            -------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET)..........................         25
                                                            -------
            NET ASSETS..........................  100.0%    $16,706
                                                            =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........    $    31
            Accumulated net realized loss on investments
             sold.......................................       (225)
            Net unrealized appreciation of
             investments................................      1,070
            Paid-in capital.............................     15,830
                                                            -------
            NET ASSETS..................................    $16,706
                                                            =======

-------------------------------------------------------------------

  (000)
---------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($9,393,331/929,344 shares
             outstanding)...............................     $10.11
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($400,751/39,649 shares
             outstanding)...............................     $10.11
                                                             ------
                                                             ------
            Maximum sales charge........................      4.75%
            Maximum offering price per share............     $10.61
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($6,828,147/675,510 shares
             outstanding)...............................     $10.11
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($84,038/8,314 shares
             outstanding)...............................     $10.11
                                                             ------
                                                             ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,086 and gross depreciation of $16 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $15,611.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations Texas Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   MBIA                                                                   18.35%

Nations Texas Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Industrial Development Revenue/
     Pollution Control Revenue                                            22.99%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Virginia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 96.1%
            VIRGINIA -- 91.8%
 $ 2,000    Alexandria, Virginia,
             Redevelopment and Housing
             Authority, Multi-Family
             Housing Mortgage Revenue,
             (Buckingham Village
             Apartments Project) Series
             1996A, AMT,
             6.05% 07/01/16..............  NR/A          $  2,091
   1,000    Amherst, Virginia, Industrial
             Development Authority,
             Revenue Refunding,
             (Georgia-Pacific Corporation
             Project) Series 1998, AMT,
             5.25% 02/01/11..............  Baa2/NR          1,018
   2,900    Arlington County, Virginia,
             GO, Series 1991, Prerefunded
             12/01/01 @ 102,
             5.90% 12/01/03..............  Aaa/AAA          3,123
   3,000    Arlington County, Virginia,
             GO, Series 1993,
             5.00% 07/15/03..............  Aaa/AAA          3,157
   2,345    Arlington County, Virginia,
             GO, Series 1994,
             5.40% 08/01/02..............  Aaa/AAA          2,478
   2,000    Arlington County, Virginia,
             Industrial Development
             Authority, Facilities
             Revenue Refunding, (Lee
             Gardens Housing Corporation-
             Housing Mortgage - Woodbury
             Park Apartments Project)
             Series 1998A,
             5.45% 01/01/29..............  NR/A             1,994
   1,000    Arlington County, Virginia,
             Industrial Development
             Authority, Facilities
             Revenue, (The Nature
             Conservancy Project) Series
             1997A,
             5.45% 07/01/27..............  Aa1/NR           1,033
   1,000    Arlington County, Virginia,
             Industrial Development
             Authority, Hospital
             Facilities Revenue,
             (Arlington Hospital Project)
             Series 1991A, Prerefunded
             09/01/01 @ 102,
             6.65% 09/01/05..............  Aaa/NR           1,089
   2,000    Arlington County, Virginia,
             Industrial Development
             Authority, IDR Refunding,
             (Ogden Martin Systems
             Project) Series 1998A, (FSA
             Insured),
             5.25% 01/01/05..............  Aaa/AAA          2,112
   3,515    Arlington County, Virginia,
             Industrial Development
             Authority, Revenue, (Ogden
             Martin Systems of Union-
             Alexandria/Arlington
             Project) Series 1998B, AMT,
             (FSA Insured),
             5.25% 01/01/09..............  Aaa/AAA          3,679

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            VIRGINIA -- (CONTINUED)
 $ 2,535    Arlington County, Virginia,
             Industrial Development
             Authority, Revenue, (Ogden
             Martin Systems of Union-
             Alexandria/Arlington
             Project) Series 1998B, AMT,
             (FSA Insured),
             5.25% 01/01/10..............  Aaa/AAA       $  2,641
   3,455    Augusta County, Virginia,
             Industrial Development
             Authority, Hospital Revenue,
             (Augusta Hospital
             Corporation Project) Series
             1991, Prerefunded 09/01/01 @
             102,
             7.00% 09/01/21..............  A/NR             3,779
   2,000    Brunswick County, Virginia,
             Industrial Development
             Authority, Correctional
             Facility Lease Revenue,
             Series 1996, (MBIA Insured),
             5.25% 07/01/04..............  Aaa/AAA          2,126
   1,000    Charlottesville-Albemarle,
             Virginia, Airport Authority,
             Revenue Refunding, Series
             1995, AMT,
             6.13% 12/01/09..............  NR/BBB           1,053
   6,195    Chesapeake, Virginia, GO
             Refunding, Series 1993,
             5.13% 12/01/05..............  Aa3/AA           6,598
   1,000    Chesapeake, Virginia, GO,
             Series 1992,
             5.70% 08/01/01..............  Aa3/AA           1,049
   1,000    Chesapeake, Virginia, GO,
             Series 1998, (State Aid
             Withholding),
             4.65% 08/01/11..............  Aa3/AA           1,004
   1,525    Chesapeake, Virginia, Public
             Improvement GO, Series 1996,
             (State Aid Withholding),
             5.00% 05/01/03..............  Aa3/AA           1,596
   2,000    Chesapeake, Virginia, Water
             and Sewer GO, Series 1995A,
             (State Aid Withholding),
             7.00% 12/01/09..............  Aa3/AA           2,353
   2,000    Chesterfield County,
             Virginia, GO Refunding,
             Series 1991,
             5.90% 07/15/02..............  Aaa/AAA          2,138
   1,000    Chesterfield County,
             Virginia, GO, Series 1990A,
             6.50% 01/15/01..............  Aaa/AAA          1,046
   1,000    Chesterfield County,
             Virginia, GO, Series 1990B,
             6.50% 01/01/02..............  Aaa/AAA          1,067
   2,120    Chesterfield County,
             Virginia, GO, Series 1990B,
             Prerefunded 01/01/01 @ 102,
             6.70% 01/01/11..............  NR/AAA           2,272

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Virginia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            VIRGINIA -- (CONTINUED)
 $ 1,000    Chesterfield County,
             Virginia, Water and Sewer
             Authority, Revenue
             Refunding, Series 1992,
             6.20% 11/01/05..............  Aa2/AA        $  1,094
   2,000    Chesterfield County,
             Virginia, Water and Sewer
             Authority, Revenue
             Refunding, Series 1992A,
             5.50% 11/01/00..............  Aa2/AA           2,068
   2,020    Chesterfield County,
             Virginia, Water and Sewer
             Authority, Revenue
             Refunding, Series 1992A,
             5.63% 11/01/01..............  Aa2/AA           2,125
   1,320    Covington-Allegheny County,
             Virginia, Industrial
             Development Authority, PCR
             Refunding, (Westvaco
             Corporation Project) Series
             1994,
             5.90% 03/01/05..............  A1/A             1,451
   1,560    Danville, Virginia,
             Industrial Development
             Authority, Hospital Revenue,
             (Danville Regional Medical
             Center Project) Series 1998,
             (AMBAC Insured),
             5.00% 10/01/07..............  Aaa/AAA          1,630
   1,695    Danville, Virginia,
             Industrial Development
             Authority, Hospital Revenue,
             (Danville Regional Medical
             Center Project) Series 1998,
             (AMBAC Insured),
             5.00% 10/01/09..............  Aaa/AAA          1,761
   1,810    Danville, Virginia,
             Industrial Development
             Authority, Hospital Revenue,
             (Danville Regional Medical
             Center Project) Series 1998,
             (AMBAC Insured),
             5.00% 10/01/10..............  Aaa/AAA          1,872
   1,100    Fairfax County, Virginia, GO
             Refunding, Series 1993A,
             (State Aid Withholding),
             4.70% 06/01/00..............  Aaa/AAA          1,119
   1,000    Fairfax County, Virginia, GO,
             Series 1998, (State Aid
             Withholding),
             4.80% 04/01/10..............  Aa1/AA+          1,028
   2,000    Fairfax County, Virginia,
             Public Improvement GO,
             Series 1997A,
             6.00% 06/01/04..............  Aaa/AAA          2,200
   3,135    Fairfax County, Virginia,
             Water and Sewer Authority,
             Revenue Refunding, Series
             1993, (AMBAC Insured),
             5.10% 11/15/04..............  Aaa/AAA          3,322
   2,500    Fairfax County, Virginia,
             Water Authority, Revenue
             Refunding, Series 1997,
             5.00% 04/01/21..............  Aa2/AA           2,510

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            VIRGINIA -- (CONTINUED)
 $ 5,000    Goochland County, Virginia,
             Industrial Development
             Authority, (Old Dominion
             Electric Cooperative
             Project) Series 1998, AMT,
             4.25% 12/01/02..............  NR/NR         $  4,983
   1,330    Halifax County, Virginia,
             Industrial Development
             Authority, Exempt Facilities
             Revenue, (Old Dominion
             Electric Cooperative
             Project) Series 1992, AMT,
             5.90% 12/01/02..............  NR/A+            1,409
   1,200    Halifax County, Virginia,
             Industrial Development
             Authority, Hospital Revenue
             Refunding, (Halifax Regional
             Hospital, Inc. Project)
             Series 1998,
             4.90% 09/01/10..............  NR/A             1,203
   2,500    Hampton Roads, Virginia,
             Sanitation District, Capital
             Improvement Revenue
             Refunding, Series 1993,
             4.50% 10/01/02..............  Aa3/AA           2,566
   1,000    Hampton, Virginia, Public
             Improvement GO Refunding,
             Series 1989,
             6.50% 01/01/00..............  Aa3/AA           1,025
   2,190    Hampton, Virginia, Public
             Improvement GO Refunding,
             Series 1993C,
             4.75% 08/01/05..............  Aa3/AA           2,278
   5,000    Hanover County, Virginia,
             Industrial Development
             Authority, Revenue,
             (Memorial Regional Medical
             Center Project) Series 1995,
             (MBIA Insured),
             5.50% 08/15/25..............  Aaa/AAA          5,155
   2,105    Henrico County, Virginia,
             Industrial Development
             Authority, Revenue, Series
             1994,
             7.50% 08/01/02..............  Aa2/AA           2,339
   3,500    Henrico County, Virginia,
             Industrial Development
             Authority, Solid Waste
             Revenue, (Browning-Ferris
             Project) Series 1995, AMT,
             (GTY-AGMT), Mandatory Put
             12/01/05 @ 100,
             5.30% 12/01/11..............  Baa1/A-          3,498
   1,500    Henrico County, Virginia,
             Water and Sewer Authority,
             Revenue Refunding, Series
             1992,
             6.20% 05/01/04..............  Aa2/AAA          1,600
   1,915    James City and County,
             Virginia, GO, Series 1995,
             (State Aid Withholding, FGIC
             Insured),
             5.00% 12/15/08..............  Aaa/AAA          2,014
   1,000    Leesburg, Virginia, GO
             Refunding, Series 1993,
             5.50% 08/01/06..............  A1/A+            1,069

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Virginia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            VIRGINIA -- (CONTINUED)
 $ 2,000    Loudoun County, Virginia,
             Improvement GO Refunding,
             Series 1993A, (State Aid
             Withholding),
             5.00% 10/01/02..............  Aa2/AA        $  2,086
   1,500    Loudoun County, Virginia,
             Industrial Development
             Authority, Hospital Revenue,
             (Loudoun Hospital Center
             Project) Series 1995, (FSA
             Insured),
             5.50% 06/01/08..............  Aaa/AAA          1,606
   1,000    Loudoun County, Virginia,
             Industrial Development
             Authority, Hospital Revenue,
             (Loudoun Hospital Center
             Project) Series 1995, (FSA
             Insured),
             5.60% 06/01/09..............  Aaa/AAA          1,069
   5,000    Loudoun County, Virginia,
             Industrial Development
             Authority, Revenue, (Air
             Force Retired Officers -
             Falcons Landing Project)
             Series 1994A, Prerefunded
             11/01/04 @ 103,
             8.75% 11/01/24..............  Aaa/AAA          6,286
   1,000    Loudoun County, Virginia,
             Sanitation Authority, Water
             and Sewer Revenue Refunding,
             Series 1992, (FGIC Insured),
             5.80% 01/01/01..............  Aaa/AAA          1,039
   1,500    Louisa, Virginia, Industrial
             Development Authority, Solid
             Waste and Sewer Disposal
             Revenue, (Virginia Electric
             and Power Company Project)
             Series 1997A, AMT, Mandatory
             Put 03/31/02 @ 100,
             5.15% 04/01/22..............  A3/A1            1,535
   1,105    Lynchburg, Virginia,
             Industrial Development
             Authority, Health Revenue
             Refunding, (Centra Health
             Inc. Project) Series 1998
             5.20% 01/01/28..............  A1/A+            1,085
   1,140    Lynchburg, Virginia, Public
             Improvement GO, Series 1997,
             5.40% 05/01/17..............  Aa3/AA           1,184
   1,965    Medical College of Virginia,
             Hospital Authority, General
             Revenue, Series 1998, (MBIA
             Insured),
             5.00% 07/01/09..............  Aaa/AAA          2,030
   1,000    Medical College of Virginia,
             Hospital Authority, General
             Revenue, Series 1998, (MBIA
             Insured),
             4.80% 07/01/11..............  Aaa/AAA            999

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            VIRGINIA -- (CONTINUED)
 $ 5,000    Newport News, Virginia,
             Public Improvement GO
             Refunding, Series 1993B,
             (State Aid Withholding),
             5.20% 11/01/04..............  Aa2/AA        $  5,322
   1,000    Newport News, Virginia, Water
             and Sewer Authority, GO
             Refunding, Series 1993B,
             (State Aid Withholding),
             5.10% 11/01/03..............  Aa2/AA           1,055
   1,020    Newport News, Virginia, Water
             and Sewer Authority, GO,
             Series 1992A,
             5.50% 06/01/01..............  Aa2/AA           1,062
   1,095    Newport News, Virginia, Water
             and Sewer Authority, GO,
             Series 1992A,
             5.60% 06/01/02..............  Aa2/AA           1,157
   1,000    Norfolk, Virginia, Capital
             Improvement GO Refunding,
             Series 1992A, Prerefunded
             02/01/01 @ 102,
             5.90% 02/01/06..............  A1/AA            1,060
   1,840    Norfolk, Virginia, Capital
             Improvement GO, Series 1997,
             (FGIC Insured),
             5.38% 06/01/05..............  Aaa/AAA          1,975
   2,250    Norfolk, Virginia,
             Redevelopment and Housing
             Authority, Educational
             Facilities Revenue,
             (Tidewater Community College
             Campus Project) Series 1995,
             5.88% 11/01/15..............  Aa/AA            2,412
   2,000    Norfolk, Virginia, Water
             Revenue, Series 1995, (MBIA
             Insured),
             5.70% 11/01/10..............  Aaa/AAA          2,159
   1,000    Portsmouth, Virginia, GO
             Refunding, Series 1993,
             5.00% 08/01/02..............  A3/AA-           1,040
   1,000    Portsmouth, Virginia, GO
             Refunding, Series 1993,
             5.25% 08/01/04..............  A3/AA-           1,062
   1,750    Portsmouth, Virginia, Public
             Improvement, GO, Series
             1991, Prerefunded 08/01/00 @
             102,
             6.70% 08/01/03..............  NR/AA-           1,860
   1,735    Portsmouth, Virginia, Public
             Improvement, GO, Series
             1991, Prerefunded 08/01/00 @
             102,
             6.80% 08/01/06..............  NR/AA-           1,847
   1,000    Portsmouth, Virginia, Public
             Improvement, GO, Series
             1991, Prerefunded 08/01/00 @
             102,
             6.80% 08/01/09..............  NR/AA-           1,064
   1,465    Prince William County,
             Virginia, Improvement GO
             Refunding, Series 1992A,
             6.20% 12/01/10..............  Aa2/AA           1,561

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Virginia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            VIRGINIA -- (CONTINUED)
 $ 1,775    Prince William County,
             Virginia, Industrial
             Development Authority,
             Hospital Revenue Refunding,
             (Potomac Hospital
             Corporation Project) Series
             1995,
             6.55% 10/01/05..............  Aaa/NR        $  1,988
   3,500    Prince William County,
             Virginia, Industrial
             Development Authority,
             Hospital Revenue Refunding,
             (Potomac Hospital
             Corporation Project) Series
             1998, (FSA Insured),
             5.00% 10/01/18..............  Aaa/NR           3,436
   1,300    Prince William County,
             Virginia, Industrial
             Development Authority,
             Hospital Revenue Refunding,
             (Prince William Hospital
             Project) Series 1993,
             5.63% 04/01/12..............  A2/NR            1,357
   1,000    Prince William County,
             Virginia, Park Authority,
             Water and Sewer Systems,
             Revenue Refunding, Series
             1994,
             6.30% 10/15/07..............  NR/A-            1,113
   3,000    Prince William County,
             Virginia, Service Authority,
             Revenue Refunding, Series
             1993, (FGIC Insured),
             5.00% 07/01/21..............  Aaa/AAA          2,937
   1,000    Richmond, Virginia, GO
             Refunding, Series 1995B,
             (FGIC Insured, State Aid
             Withholding),
             5.00% 01/15/21..............  Aaa/AAA            986
   1,000    Richmond, Virginia,
             Metropolitan Expressway
             Authority, Revenue
             Refunding, Series 1992A,
             (FGIC Insured),
             5.65% 07/15/00..............  Aaa/AAA          1,030
   2,300    Richmond, Virginia, Public
             Improvement GO Refunding,
             Series 1993A, (State Aid
             Withholding),
             6.50% 01/15/02..............  A1/AA            2,466
   1,000    Richmond, Virginia, Public
             Improvement GO, Series
             1991A, Prerefunded 01/15/01
             @ 102,
             6.20% 01/15/03..............  Aaa/AA           1,064
   1,000    Richmond, Virginia, Public
             Improvement GO, Series
             1991A, Prerefunded 01/15/01
             @ 102,
             6.70% 01/15/11..............  Aaa/AA           1,073

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            VIRGINIA -- (CONTINUED)
 $ 1,430    Richmond, Virginia, Public
             Improvement GO, Series
             1993B, (State Aid
             Withholding),
             5.50% 07/15/09..............  A1/AA         $  1,550
   1,115    Roanoke County, Virginia,
             IDR, (Hollins College
             Project) Series 1998,
             5.20% 03/15/17..............  NR/A             1,118
   1,000    Roanoke, Virginia, Public
             Improvement GO Refunding,
             Series 1992B,
             5.80% 08/01/00..............  Aa3/AA           1,033
   3,295    Roanoke, Virginia, Public
             Improvement GO Refunding,
             Series 1992B, Prerefunded
             08/01/01 @ 100.5,
             6.00% 08/01/03..............  Aa3/AA           3,487
   1,100    Spotsylvania County,
             Virginia, GO Refunding,
             Series 1998, (FSA Insured),
             4.38% 07/15/05..............  Aaa/AAA          1,124
   1,900    Spotsylvania County,
             Virginia, GO Refunding,
             Series 1998, (FSA Insured),
             4.40% 07/15/06..............  Aaa/AAA          1,935
   2,000    Spotsylvania County,
             Virginia, GO Refunding,
             Series 1998, (FSA Insured),
             4.40% 07/15/07..............  Aaa/AAA          2,027
   1,580    Spotsylvania County,
             Virginia, Public Improvement
             GO, Series 1992,
             5.20% 07/15/01..............  A1/A+            1,637
   2,320    Spotsylvania County,
             Virginia, Public Improvement
             GO, Series 1992, Prerefunded
             07/15/02 @ 102,
             5.88% 07/15/09..............  A1/A+            2,508
   2,535    Staunton, Virginia,
             Industrial Development
             Authority, Educational
             Facilities Revenue, (Mary
             Baldwin College Project)
             Series 1996,
             6.60% 11/01/14..............  NR/NR            2,732
   1,110    Suffolk, Virginia, GO
             Refunding, Series 1993,
             5.40% 08/01/04..............  A1/A+            1,187
   1,500    Suffolk, Virginia, GO
             Refunding, Series 1993,
             5.75% 08/01/08..............  A1/A+            1,625
   2,000    Upper Occoquan, Virginia,
             Sewer Authority, Regional
             Sewer Revenue, Series 1991,
             (MBIA Insured), Prerefunded
             07/01/01 @ 102,
             6.25% 07/01/05..............  Aaa/AAA          2,153
   1,000    Virginia Beach, Virginia, GO
             Refunding, Series 1992,
             5.55% 02/01/01..............  Aa2/AA           1,036
   2,300    Virginia Beach, Virginia, GO
             Refunding, Series 1993,
             5.40% 07/15/08..............  Aa2/AA           2,492

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Virginia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            VIRGINIA -- (CONTINUED)
 $ 1,000    Virginia Beach, Virginia, GO,
             Series 1989A,
             6.90% 10/01/00..............  Aa2/AA        $  1,037
   1,000    Virginia Beach, Virginia, GO,
             Series 1990A,
             6.85% 06/01/01..............  Aa2/AA           1,057
   1,000    Virginia Beach, Virginia, GO,
             Series 1990A, Prerefunded
             06/01/00 @ 102,
             6.95% 06/01/06..............  NR/NR            1,060
   4,100    Virginia Commonwealth,
             Transportation Board
             Transportation Revenue
             Refunding, (U.S. Route 58
             Corridor Program) Series
             1997C,
             5.13% 05/15/19..............  Aa2/AA           4,097
   1,340    Virginia Port Authority,
             Virginia, Commonwealth Port
             Fund Revenue, Series 1996,
             AMT,
             5.75% 07/01/02..............  Aa2/AA           1,421
   1,000    Virginia Port Authority,
             Virginia, Commonwealth Port
             Fund Revenue, Series 1997,
             AMT, (MBIA Insured),
             5.65% 07/01/17..............  Aaa/AAA          1,051
   3,500    Virginia State, GO Refunding,
             Series 1993B,
             4.80% 06/01/07..............  Aaa/AAA          3,632
   1,175    Virginia State, Higher
             Educational Institutions GO,
             Series 1991A,
             6.00% 06/01/01..............  Aaa/AAA          1,204
   1,695    Virginia State, Housing
             Development Authority,
             Commonwealth Mortgage
             Revenue, Series 1995D-3,
             6.10% 01/01/15..............  Aa1/AA+          1,801
   1,770    Virginia State, Housing
             Development Authority,
             Commonwealth Mortgage
             Revenue, Series 1998D-1,
             AMT,
             4.30% 01/01/02..............  Aa1/AA+          1,773
   1,000    Virginia State, Housing
             Development Authority,
             Multi-Family Housing
             Revenue, Series 1998B, AMT,
             4.40% 11/01/03..............  Aa1/AA+          1,007
   2,000    Virginia State, Public
             Building Authority, Building
             Revenue Refunding,
             (Correctional Facilities
             Project) Series 1992A,
             5.80% 08/01/02..............  Aa/AA            2,112
   5,000    Virginia State, Public
             Building Authority, Public
             Revenue Refunding, Series
             1998A,
             5.00% 08/01/07..............  Aa2/AA           5,261

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            VIRGINIA -- (CONTINUED)
 $ 3,000    Virginia State, Public School
             Authority, Revenue
             Refunding, (School Financing
             Project) Series 1997-1,
             5.25% 08/01/10..............  Aa1/AA+       $  3,214
   1,480    Virginia State, Public School
             Authority, Revenue
             Refunding, Series 1993B,
             (State Aid Withholding),
             5.10% 01/01/05..............  Aa1/AA           1,562
   1,000    Virginia State, Public School
             Authority, Revenue, Series
             1991A, Prerefunded 08/01/01
             @ 102,
             6.50% 08/01/08..............  Aa1/AA           1,083
   2,195    Virginia State, Public School
             Authority, Revenue, Series
             1993A, (State Aid
             Withholding),
             5.40% 01/01/08..............  Aa1/AA           2,316
   2,970    Virginia State, Resource
             Authority, Sewer Systems
             Revenue Refunding,
             (Harrisonburg-Rockingham
             Project) Series 1998,
             5.00% 05/01/18..............  NR/AA            2,941
   1,000    Virginia State, Resource
             Authority, Sewer Systems
             Revenue, (Hopewell Regional
             Wastewater Facilities
             Project) Series 1995A, AMT,
             6.00% 10/01/15..............  NR/AA            1,072
   2,470    Virginia State, Resource
             Authority, Water and Sewer
             Systems Revenue Refunding,
             (Washington County Service
             Project) Series 1993,
             5.15% 10/01/07..............  NR/AA            2,597
   1,020    Virginia State, Resource
             Authority, Water and Sewer
             Systems Revenue, (Suffolk
             Project) Series 1996A,
             5.50% 04/01/17..............  NR/AA            1,072
   1,000    Virginia State, Resource
             Authority, Water and Sewer
             Systems Revenue, (Sussex
             Service Authority Project)
             Series 1998,
             4.63% 10/01/18..............  NR/AA              944
   2,000    Virginia State, Resource
             Authority, Water and Sewer
             Systems Revenue, (Sussex
             Service Authority Project)
             Series 1998,
             4.75% 10/01/25..............  NR/AA            1,880
   4,345    Virginia State,
             Transportation Board
             Authority, Transportation
             Contract Revenue, (Northern
             Virginia Transportation
             District Project) Series
             1996A,
             5.13% 05/15/21..............  Aa2/AA           4,308

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Virginia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            VIRGINIA -- (CONTINUED)
 $ 3,150    Virginia State,
             Transportation Board
             Authority, Transportation
             Revenue Refunding, (Route 28
             Project) Series 1992,
             6.00% 04/01/02..............  Aa/AA         $  3,353
   3,000    Virginia State,
             Transportation Board
             Authority, Transportation
             Revenue Refunding, (U.S.
             Route 58 Corridor Program)
             Series 1993A,
             4.90% 05/15/03..............  Aa2/AA           3,125
   5,390    Virginia State,
             Transportation Board
             Authority, Transportation
             Revenue Refunding, (U.S.
             Route 58 Corridor Program)
             Series 1993A,
             5.50% 05/15/09..............  Aa2/AA           5,768
   2,105    Virginia State,
             Transportation Board
             Authority, Transportation
             Revenue, (U.S. Route 58
             Corridor Development
             Project) Series 1993B,
             5.10% 05/15/05..............  Aa2/AA           2,226
   2,350    Virginia, Biotechnology
             Research Park Authority,
             Lease Revenue,
             (Biotechnology Two Project)
             Series 1996,
             5.75% 09/01/05..............  Aa/AA            2,578
   2,000    Virginia, College Building
             Authority, Educational
             Facilities Revenue
             Refunding, (University of
             Richmond Project) Series
             1992,
             5.63% 11/01/02..............  NR/AA            2,077
   1,570    Virginia, College Building
             Authority, Educational
             Facilities Revenue, (Hampden
             - Sydney College Project)
             Series 1992, Prerefunded
             09/01/01 @ 102,
             6.60% 09/01/16..............  NR/AAA           1,708
   2,000    Virginia, College Building
             Authority, Facilities
             Revenue, (Equipment Leasing
             Program) Series 1997,
             5.00% 02/01/02..............  Aa2/AA           2,069
   1,000    Virginia, Commonwealth Port
             Authority Revenue, Series
             1996, AMT,
             4.40% 07/01/99..............  Aa2/AA           1,003
   5,000    Virginia, Southeastern Public
             Service Authority, Revenue
             Refunding, Series 1993A,
             (MBIA Insured),
             5.10% 07/01/08..............  Aaa/AAA          5,258

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            VIRGINIA -- (CONTINUED)
 $ 1,000    Washington County, Virginia,
             Industrial Development
             Authority, Hospital Facility
             Revenue Refunding, (Johnson
             Memorial Hospital Project)
             Series 1995,
             5.63% 07/01/02..............  A2/NR         $  1,032
   1,000    Washington County, Virginia,
             Industrial Development
             Authority, Hospital Facility
             Revenue Refunding, (Johnston
             Memorial Hospital Project)
             Series 1995, Prerefunded
             07/01/05 @ 102,
             6.00% 07/01/14..............  A2/NR            1,116
                                                         --------
                                                          271,279
                                                         --------
            ALASKA -- 1.7%
   1,000    Alaska, Student Loan
             Corporation, Student Loan
             Revenue, Series 1995A, AMT,
             (AMBAC Insured),
             5.25% 07/01/03..............  Aaa/AAA          1,044
   6,500    North Slope Borough, Alaska,
             Capital Appreciation GO,
             Series 1998A, (MBIA
             Insured),
             4.68%+ 06/30/09.............  Aaa/AAA          4,045
                                                         --------
                                                            5,089
                                                         --------
            DISTRICT OF COLUMBIA -- 1.0%
   1,000    Metropolitan Washington,
             District of Columbia,
             Airport Authority, Virginia
             General Airport Revenue,
             Series 1994A, AMT, (MBIA
             Insured),
             5.20% 10/01/02..............  Aaa/AAA          1,044
   1,000    Metropolitan Washington,
             District of Columbia,
             Airport Authority, Virginia
             General Airport Revenue,
             Series 1997B, AMT, (FGIC
             Insured),
             5.75% 10/01/03..............  Aaa/AAA          1,073
   1,000    Washington, District of
             Columbia, Convention Center
             Revenue, Senior Lien, Series
             1998, (AMBAC Insured),
             4.75% 10/01/28..............  Aaa/AAA            928
                                                         --------
                                                            3,045
                                                         --------
            MAINE -- 0.9%
   2,500    Baileyville, Maine, PCR,
             (Georgia-Pacific Corporation
             Project) Series 1998,
             4.75% 06/01/05..............  Baa2/NR          2,535
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Virginia Intermediate Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
            NEW YORK -- 0.7%
$2,000...   New York City, New York,
             Municipal Water Finance
             Authority, Sewer Systems
             Revenue, Series 1998D, 5.00%
             06/15/04....................  A1/A          $  2,096
                                                         --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $271,456)..........................    284,044
                                                         --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 2.9%
             (Cost $8,510)
   8,510    AIM Tax-Exempt Fund........................       8,510
                                                           --------
            TOTAL INVESTMENTS                      99.0%
             (Cost $279,966*)...................            292,554
                                                           --------
            OTHER ASSETS AND                        1.0%
             LIABILITIES (NET)..................
            Cash.......................................    $      1
            Receivable for Fund shares sold............         342
            Interest receivable........................       4,481
            Prepaid expenses...........................           4
            Payable for Fund shares redeemed...........        (608)
            Investment advisory fee payable............         (87)
            Administration fee payable.................         (37)
            Shareholder servicing and distribution fees
             payable...................................         (25)
            Distributions payable......................      (1,086)
            Accrued Trustees' fees and expenses........         (19)
            Accrued expenses and other liabilities.....         (92)
                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)...       2,874
                                                           --------
            NET ASSETS..........................  100.0%   $295,428
                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $    146
            Accumulated net realized gain on
             investments sold..........................          16
            Net unrealized appreciation of
             investments...............................      12,588
            Paid-in capital............................     282,678
                                                           --------
            NET ASSETS.................................    $295,428
                                                           ========

-------------------------------------------------------------------

  (000)
---------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($227,299,431/20,701,984
             shares outstanding).......................      $10.98
                                                             ------
                                                             ------
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($56,732,814/5,167,192 shares
             outstanding)..............................      $10.98
                                                             ------
                                                             ------
            Maximum sales charge.......................       3.25%
            Maximum offering price per share...........      $11.35
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($10,295,833/937,733 shares
             outstanding)..............................      $10.98
                                                             ------
                                                             ------
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($1,099,783/100,160 shares
             outstanding)..............................      $10.98
                                                             ------
                                                             ------

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $12,897 and gross depreciation of $309 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $279,966.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Zero coupon security. The rate shown reflects the yield to maturity.

Nations Virginia Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Water Revenue                                                          12.43%
   Transportation Revenue                                                 10.44%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Virginia Municipal Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 93.4%
            VIRGINIA -- 91.5%
 $1,000     Arlington County, Virginia,
             Industrial Development
             Authority, Facilities
             Revenue Refunding, (Lee
             Gardens Housing Corporation-
             Housing Mortgage - Woodbury
             Park Apartments Project)
             Series 1998A,
             5.45% 01/01/29..............  NR/A          $    997
  1,000     Augusta County, Virginia,
             Industrial Development
             Authority, Hospital Revenue
             Refunding, (Augusta Hospital
             Corporation Project) Series
             1993, (AMBAC Insured),
             5.50% 09/01/15..............  Aaa/AAA          1,033
    500     Covington-Allegheny County,
             Virginia, IDR Refunding,
             (Westvaco Corporation
             Project) Series 1994,
             6.65% 09/01/18..............  A1/A               548
  1,000     Danville, Virginia,
             Industrial Development
             Authority, Hospital Revenue,
             (Danville Regional Medical
             Center Project) Series 1998,
             (AMBAC Insured),
             5.25% 10/01/28..............  Aaa/AAA          1,024
    500     Fairfax County, Virginia,
             Industrial Development
             Authority, Health Care
             Revenue Refunding, (Inova
             Health Systems Project)
             Series 1996,
             5.50% 08/15/10..............  Aa2/AA             534
  1,000     Fairfax County, Virginia,
             Water and Sewer Revenue
             Refunding, Series 1993,
             (AMBAC Insured),
             5.50% 11/15/13..............  Aaa/AAA          1,061
    500     Fairfax County, Virginia,
             Water Authority, Revenue
             Refunding, Series 1997,
             5.00% 04/01/21..............  Aa2/AA             502
    800     Giles County, Virginia,
             Industrial Development
             Authority, Exempt Facilities
             Revenue, (Hoechst Celanese
             Corporation Project) Series
             1995, AMT,
             5.95% 12/01/25..............  A2/A+              823
    400     Halifax County, Virginia,
             Industrial Development
             Authority, Hospital Revenue
             Refunding, (Halifax Regional
             Hospital, Inc. Project)
             Series 1998,
             5.25% 09/01/17..............  NR/A               399

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            VIRGINIA -- (CONTINUED)
 $  500     Hanover County, Virginia,
             Industrial Development
             Authority, Revenue, (Bon
             Secours Health Systems
             Project) Series 1995, (MBIA
             Insured),
             5.50% 08/15/25..............  Aaa/AAA       $    516
    500     Henrico County, Virginia,
             Industrial Development
             Authority, Public Facilities
             Lease Revenue, Series 1994,
             7.00% 08/01/13..............  Aa2/AA             580
    500     Henry County, Virginia, GO,
             Series 1994,
             5.75% 07/15/07..............  A/A                543
    700     James City and County,
             Virginia, GO, Series 1995,
             (State Aid Withholding, FGIC
             Insured),
             5.25% 12/15/14..............  Aaa/AAA            724
    765     Loudoun County, Virginia,
             Industrial Development
             Authority, Hospital Revenue,
             (Loudoun Hospital Center
             Project) Series 1995, (FSA
             Insured),
             5.60% 06/01/09..............  Aaa/AAA            818
    500     Loudoun County, Virginia,
             Industrial Development
             Authority, Hospital Revenue,
             (Loudoun Hospital Center
             Project) Series 1995, (FSA
             Insured),
             5.80% 06/01/20..............  Aaa/AAA            529
    500     Peninsula Ports Authority,
             Virginia, Health Care
             Facilities Revenue
             Refunding, (Riverside Health
             System Project) Series
             1992A, Prerefunded 07/01/02
             @ 102,
             6.63% 07/01/18..............  Aa2/AA             552
    500     Pittsylvania County,
             Virginia, Public Improvement
             GO, Series 1994,
             5.85% 07/01/08..............  A3/A               553
  1,000     Prince William County,
             Virginia, Industrial
             Development Authority, Lease
             Revenue, (ATCC Project)
             Series 1996,
             6.00% 02/01/14..............  A2/NR            1,053
    500     Prince William County,
             Virginia, Park Authority
             Revenue, Series 1994,
             6.88% 10/15/16..............  NR/A-              562
    500     Richmond, Virginia, GO
             Refunding, Series 1995B,
             (FGIC Insured, State Aid
             Withholding),
             5.00% 01/15/21..............  Aaa/AAA            493

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Virginia Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
-----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES --(CONTINUED)
            VIRGINIA -- (CONTINUED)
 $  800     Richmond, Virginia,
             Metropolitan Expressway
             Authority, Revenue
             Refunding, Series 1992B,
             (FGIC Insured),
             6.25% 07/15/22..............  Aaa/AAA       $    868
  1,390     Rivanna, Virginia, Water and
             Sewer Authority, Regional
             Water and Sewer Systems,
             Revenue Refunding, Series
             1991,
             6.45% 10/01/12..............  Aa3/NR           1,499
  1,000     Roanoke County, Virginia,
             Water Systems Revenue
             Refunding, Series 1993,
             (FGIC Insured),
             5.00% 07/01/21..............  Aaa/AAA            979
    500     Spotsylvania County,
             Virginia, GO Refunding,
             Series 1998, (FSA Insured),
             4.50% 07/15/08..............  Aaa/AAA            508
  1,000     Staunton, Virginia,
             Industrial Development
             Authority, Educational
             Facilities Revenue, (Mary
             Baldwin College Project)
             Series 1996,
             6.60% 11/01/14..............  NR/NR            1,077
    500     Upper Occoquan, Virginia,
             Sewer Authority, Regional
             Sewer Revenue, Series 1995A,
             (MBIA Insured),
             5.00% 07/01/25..............  Aaa/AAA            492
    500     Virginia Beach, Virginia,
             Public Improvement GO
             Refunding, Series 1994,
             (State Aid Withholding),
             5.75% 11/01/08..............  Aa2/AA             550
  1,000     Virginia Commonwealth,
             Transportation Board,
             Transportation Program
             Revenue, (Oak Grove
             Connector Project) Series
             1997A,
             5.25% 05/15/22..............  Aa2/AA           1,005
    555     Virginia Commonwealth,
             Transportation Program
             Revenue Refunding, (Northern
             Virginia Transportation
             District Program) Series
             1997B,
             5.00% 05/15/14..............  Aa2/AA             562

-----------------------------------------------------------------
PRINCIPAL                                  MOODY'S/S&P
 AMOUNT                                      RATINGS      VALUE
  (000)                                    (UNAUDITED)    (000)
            VIRGINIA -- (CONTINUED)
 $  640     Virginia State, Public School
             Authority, Revenue, Series
             1994A, (State Aid
             Withholding),
             6.13% 08/01/11..............  Aa1/AA        $    708
    820     Virginia State, Resource
             Authority, Sewer Systems
             Revenue Refunding,
             (Harrisonburg-Rockingham
             Project) Series 1998,
             4.70% 05/01/11..............  NR/AA              825
    750     Virginia State, Resource
             Authority, Sewer Systems
             Revenue, (Hopewell Regional
             Wastewater Facilities
             Project) Series 1995A, AMT,
             6.00% 10/01/15..............  NR/AA              804
    500     Virginia State, Resource
             Authority, Water and Sewer
             Systems Revenue, (Fauquier
             County Water and Sanitation
             Project) Series 1994C,
             6.13% 05/01/14..............  NR/AA              548
    800     West Point, Virginia,
             Industrial Development
             Authority, Solid Waste
             Disposal Revenue,
             (Chesapeake Corporation
             Project) Series 1994A, AMT,
             6.38% 03/01/19..............  Baa3/BBB           840
                                                         --------
                                                           25,109
                                                         --------
            OHIO -- 1.9%
    500     Dayton, Ohio, Special
             Facilities Revenue, (Air
             Freight Corporation Project)
             Series 1988D, AMT,
             6.20% 10/01/09..............  NR/BBB             534
                                                         --------
            TOTAL MUNICIPAL
             BONDS AND NOTES
             (Cost $24,117)...........................     25,643
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Virginia Municipal Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

 SHARES                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            INVESTMENT COMPANIES -- 3.2%
             (Cost $871)
     871    AIM Tax Exempt Fund.................           $    871
                                                           --------
            TOTAL INVESTMENTS                      96.6%
             (Cost $24,988*)....................             26,514
                                                           --------
            OTHER ASSETS AND                        3.4%
             LIABILITIES (NET)..................
            Cash.......................................    $      1
            Receivable for investment securities
             sold......................................         644
            Receivable for Fund shares sold............         187
            Interest receivable........................         436
            Receivable from investment advisor.........          44
            Payable for Fund shares redeemed...........        (195)
            Administration fee payable.................          (3)
            Shareholder servicing and distribution fees
             payable...................................         (19)
            Distributions payable......................        (101)
            Accrued Trustees' fees and expenses........          (9)
            Accrued expenses and other liabilities.....         (40)
                                                           --------
            TOTAL OTHER ASSETS
             AND LIABILITIES (NET).....................         945
                                                           --------
            NET ASSETS..........................  100.0%   $ 27,459
                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $      7
            Accumulated net realized loss
             on investments sold.......................        (478)
            Net unrealized appreciation of
             investments...............................       1,526
            Paid-in capital............................      26,404
                                                           --------
            NET ASSETS.................................    $ 27,459
                                                           ========

-------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($12,991,973/1,300,606
             shares outstanding).......................       $9.99
                                                              -----
                                                              -----
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($965,483/96,654 shares
             outstanding)..............................       $9.99
                                                              -----
                                                              -----
            Maximum sales charge.......................       4.75%
            Maximum offering price per share...........      $10.49
            INVESTOR B SHARES:
            Net asset value and offering price per
             share** ($13,498,836/1,351,316 shares
             outstanding)..............................       $9.99
                                                              -----
                                                              -----
            INVESTOR C SHARES:
            Net asset value and offering price per
             share** ($2,887/289 shares outstanding)...       $9.99
                                                              -----
                                                              -----

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,541 and gross depreciation of $15 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $24,988.

** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Nations Virginia Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   AMBAC                                                               11.36%

Nations Virginia Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

   Water Revenue                                                       25.31%
   Hospital Revenue                                                    18.30%
   Industrial Development Revenue/
   Pollution Control Revenue                                           10.36%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

ABBREVIATIONS:

AMBAC        American Municipal Bond Assurance Corporation
AMBAC-TCRS   American Municipal Bond Assurance
              Corporation -- Transferable Custodial Receipts
AMT          Alternative Minimum Tax
CGIC         Capital Guaranty Insurance Corporation
FGIC         Financial Guaranty Insurance Company
FHLMC COLL   Federal Home Loan Mortgage Corporation
              collateral
FHA          Federal Housing Authority
FNMA COLL    Federal National Mortgage Association
              collateral
FSA          Financial Security Assurance
GO           General Obligation
GNMA COLL    Government National Mortgage Association
              collateral
GTY-AGMT     Guarantee Agreement
GTD STD LNS  Guaranteed Student Loans
IBC          Insured Bond Certificate
IDA          Industrial Development Authority
LOC          Letter of Credit
MBIA         Municipal Bond Insurance Association
NR           Not Rated
PCR          Pollution Control Revenue
PSF-GTD      Permanent School Fund Guaranteed
PUFG         Permanent University Fund Guarantee
SCSDE        South Carolina School District Enhancement
SCH BD GTY   School Bond Guarantee

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

NATIONS FUNDS
   STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

                                                                                                                    FLORIDA
                                                              SHORT-TERM       INTERMEDIATE                       INTERMEDIATE
                                                              MUNICIPAL         MUNICIPAL         MUNICIPAL        MUNICIPAL
                                                                INCOME             BOND            INCOME             BOND
                                                              -----------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................    $5,328           $46,216           $33,503          $12,054
                                                                ------           -------           -------          -------
EXPENSES:
Investment advisory fee.....................................       591             4,575             3,783            1,170
Administration fee..........................................       122               944               651              242
Transfer agent fees.........................................        61               378               271               79
Custodian fees..............................................        16                75                61               24
Legal and audit fees........................................        45                83                71               54
Trustees' fees and expenses.................................        15                15                15               15
Amortization of organization costs..........................         4                 3                --               --
Interest expense............................................         2                --*               --               --
Registration and filing fees................................        55                56               115               12
Other.......................................................        35                76                80               96
                                                                ------           -------           -------          -------
    Subtotal................................................       946             6,205             5,047            1,692
Shareholder servicing and distribution fees:
  Investor A Shares.........................................        74                30                59               32
  Investor B Shares.........................................       136                23               150               43
  Investor C Shares.........................................        33                16                22               12
                                                                ------           -------           -------          -------
    Total expenses..........................................     1,189             6,274             5,278            1,779
Fees waived and/or expenses reimbursed by investment
  advisor, administrator, and/or distributor................      (591)           (1,648)           (1,303)            (539)
                                                                ------           -------           -------          -------
    Net expenses............................................       598             4,626             3,975            1,240
                                                                ------           -------           -------          -------
NET INVESTMENT INCOME.......................................     4,730            41,590            29,528           10,814
                                                                ------           -------           -------          -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................       278             5,314             2,167              292
Net change in unrealized appreciation/(depreciation) of
  investments...............................................       286               406               970               29
                                                                ------           -------           -------          -------
Net realized and unrealized gain/(loss) on investments......       564             5,720             3,137              321
                                                                ------           -------           -------          -------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $5,294           $47,310           $32,665          $11,135
                                                                ======           =======           =======          =======

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                   GEORGIA                      MARYLAND                   NORTH CAROLINA
     FLORIDA     INTERMEDIATE     GEORGIA     INTERMEDIATE    MARYLAND      INTERMEDIATE
    MUNICIPAL     MUNICIPAL      MUNICIPAL     MUNICIPAL      MUNICIPAL      MUNICIPAL
      BOND           BOND          BOND           BOND          BOND            BOND
    --------------------------------------------------------------------------------------
     $ 8,040        $7,804        $1,095        $ 9,119        $1,467         $10,191
     -------        ------        ------        -------        ------         -------
         893           778           128            910           180           1,006
         154           161            22            188            31             208
          70            62            16             73            18              69
          17            18             7             20             8              22
          54            50            33             73            37              55
          15            15            15             15            15              15
          --            --            --             --            --              --
          --*            1            --             --            --              --
          31             6             1             34             9               9
          31            51            31             29            22              52
     -------        ------        ------        -------        ------         -------
       1,265         1,142           253          1,342           320           1,436
         157            44             4             41             5              24
         167            78           107             57           137              68
          --*            9            --*             6            --*              1
     -------        ------        ------        -------        ------         -------
       1,589         1,273           364          1,446           462           1,529
        (427)         (390)         (143)          (453)         (162)           (445)
     -------        ------        ------        -------        ------         -------
       1,162           883           221            993           300           1,084
     -------        ------        ------        -------        ------         -------
       6,878         6,921           874          8,126         1,167           9,107
     -------        ------        ------        -------        ------         -------
         891           667            52          1,039            60             609
        (346)          119           160            (51)           66              84
     -------        ------        ------        -------        ------         -------
         545           786           212            988           126             693
     -------        ------        ------        -------        ------         -------
     $ 7,423        $7,707        $1,086        $ 9,114        $1,293         $ 9,800
     =======        ======        ======        =======        ======         =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF OPERATIONS  (CONTINUED)

FOR THE YEAR ENDED MARCH 31, 1999

                                                                                   SOUTH CAROLINA
                                                              NORTH CAROLINA        INTERMEDIATE        SOUTH CAROLINA
                                                                MUNICIPAL            MUNICIPAL            MUNICIPAL
                                                                   BOND                 BOND                 BOND
                                                              --------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................      $1,944              $14,203               $1,206
                                                                  ------              -------               ------
EXPENSES:
Investment advisory fee.....................................         226                1,352                  139
Administration fee..........................................          39                  281                   24
Transfer agent fees.........................................          22                   83                   17
Custodian fees..............................................           8                   28                    7
Legal and audit fees........................................          39                   58                   35
Trustees' fees and expenses.................................          15                   15                   15
Amortization of organization costs..........................          --                   --                   --
Interest expense............................................          --*                   1                   --
Registration and filing fees................................           4                    7                    4
Other.......................................................          22                   40                   32
                                                                  ------              -------               ------
    Subtotal................................................         375                1,865                  273
Shareholder servicing and distribution fees:
  Investor A Shares.........................................           4                   41                    2
  Investor B Shares.........................................         253                   73                  107
  Investor C Shares.........................................          --*                  19                   --*
                                                                  ------              -------               ------
    Total expenses..........................................         632                1,998                  382
Fees waived and/or expenses reimbursed by investment
  advisor, administrator, and/or distributor................        (189)                (535)                (150)
                                                                  ------              -------               ------
    Net expenses............................................         443                1,463                  232
                                                                  ------              -------               ------
NET INVESTMENT INCOME.......................................       1,501               12,740                  974
                                                                  ------              -------               ------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................          53                1,038                   28
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         149                 (235)                  45
                                                                  ------              -------               ------
Net realized and unrealized gain/(loss) on investments......         202                  803                   73
                                                                  ------              -------               ------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $1,703              $13,543               $1,047
                                                                  ======              =======               ======

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

      TENNESSEE                      TEXAS                       VIRGINIA
     INTERMEDIATE    TENNESSEE    INTERMEDIATE      TEXAS      INTERMEDIATE    VIRGINIA
      MUNICIPAL      MUNICIPAL     MUNICIPAL      MUNICIPAL     MUNICIPAL      MUNICIPAL
         BOND          BOND           BOND          BOND           BOND          BOND
    ------------------------------------------------------------------------------------
        $2,585         $ 566        $20,330         $ 891        $13,459        $1,440
        ------         -----        -------         -----        -------        ------
           260            65          1,971           103          1,335           164
            54            11            409            18            277            28
            31             9            113            13            123            18
            10             7             37             6             23             8
            43            29             63            32             55            34
            15            15             15            15             15            15
            --             1             --            --             --            --
            --            --             --            --             --*           --*
             7             5             15             4             23             4
            21            26             50            23             18            31
        ------         -----        -------         -----        -------        ------
           441           168          2,673           214          1,869           302
            22             2             10             1            141             3
            28            47             22            78            100           134
            --*            1              1            --*            11            --*
        ------         -----        -------         -----        -------        ------
           491           218          2,706           293          2,111           439
          (192)         (110)          (706)         (122)          (582)         (159)
        ------         -----        -------         -----        -------        ------
           299           108          2,000           171          1,529           280
        ------         -----        -------         -----        -------        ------
         2,286           459         18,330           720         11,920         1,160
        ------         -----        -------         -----        -------        ------
           235           132          1,846           339            279           138
            35           (50)          (900)         (219)           784           (23)
        ------         -----        -------         -----        -------        ------
           270            82            946           120          1,063           115
        ------         -----        -------         -----        -------        ------
        $2,556         $ 541        $19,276         $ 840        $12,983        $1,275
        ======         =====        =======         =====        =======        ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SHORT-TERM                         INTERMEDIATE
                                                               MUNICIPAL INCOME                     MUNICIPAL BOND
                                                         ----------------------------        ----------------------------
                                                         YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                          3/31/99           3/31/98           3/31/99           3/31/98
                                                         ----------------------------------------------------------------
(IN THOUSANDS)
Net investment income..................................   $  4,730          $  4,087          $ 41,590          $ 30,021
Net realized gain/(loss) on investments................        278               274             5,314             6,161
Net change in unrealized appreciation/(depreciation) of
  investments..........................................        286               564               406             9,021
                                                          --------          --------          --------          --------
Net increase/(decrease) in net assets resulting from
  operations...........................................      5,294             4,925            47,310            45,203
Distributions to shareholders from net investment
  income:
  Primary A Shares.....................................     (2,942)           (2,665)          (40,911)          (29,730)
  Investor A Shares....................................     (1,154)             (959)             (525)             (178)
  Investor B Shares....................................       (509)             (446)              (86)              (72)
  Investor C Shares....................................       (125)              (26)              (67)              (41)
Distributions to shareholders from net realized gains
  on investments:
  Primary A Shares.....................................         --                --            (5,775)           (3,319)
  Investor A Shares....................................         --                --               (69)              (14)
  Investor B Shares....................................         --                --               (15)               (8)
  Investor C Shares....................................         --                --               (10)               (6)
Net increase/(decrease) in net assets from Fund share
  transactions.........................................     21,296            27,409            61,477           752,910
                                                          --------          --------          --------          --------
Net increase/(decrease) in net assets..................     21,860            28,238            61,329           764,745
NET ASSETS:
Beginning of year......................................    109,461            81,223           877,254           112,509
                                                          --------          --------          --------          --------
End of year............................................   $131,321          $109,461          $938,583          $877,254
                                                          ========          ========          ========          ========
Undistributed net investment income/(distributions in
  excess of net investment income) at end of year......   $     39          $     39          $    752          $    552
                                                          ========          ========          ========          ========

---------------
* Amount represents less than $500

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                               FLORIDA INTERMEDIATE
       MUNICIPAL INCOME           MUNICIPAL BOND        FLORIDA MUNICIPAL BOND
    -----------------------   -----------------------   -----------------------
    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
     3/31/99      3/31/98      3/31/99      3/31/98      3/31/99      3/31/98
    ---------------------------------------------------------------------------
     $ 29,528     $ 19,347     $ 10,814     $  7,409     $  6,878       2,013
        2,167        6,906          292          188          891          43
          970       11,577           29        3,444         (346)      2,230
     --------     --------     --------     --------     --------     -------
       32,665       37,830       11,135       11,041        7,423       4,286
      (27,799)     (17,832)     (10,023)      (6,996)      (3,320)     (1,194)
       (1,064)        (795)        (578)        (265)      (2,901)        (89)
         (578)        (618)        (167)        (138)        (658)       (727)
          (84)        (102)         (46)         (10)          --*         --*
       (2,148)      (2,020)          --           --           --          --
          (95)         (74)          --           --           --          --
          (61)         (64)          --           --           --          --
           (9)         (14)          --           --           --          --
      185,849      368,564       38,788      153,428      111,028       5,909
     --------     --------     --------     --------     --------     -------
      186,676      384,875       39,109      157,060      111,572       8,182
      493,538      108,663      214,710       57,650       48,456      38,274
     --------     --------     --------     --------     --------     -------
     $680,214     $493,538     $253,819     $214,710     $158,028     $46,456
     ========     ========     ========     ========     ========     =======
     $    602     $    513     $     --     $     --*    $     99     $    19
     ========     ========     ========     ========     ========     =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS

                                                             GEORGIA INTERMEDIATE                      GEORGIA
                                                                MUNICIPAL BOND                      MUNICIPAL BOND
                                                         ----------------------------        ----------------------------
                                                         YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                          3/31/99           3/31/98           3/31/99           3/31/98
                                                         ----------------------------------------------------------------
(IN THOUSANDS)
Net investment income..................................   $  6,921          $  5,114          $   874           $   717
Net realized gain/(loss) on investments................        667             1,003               52               120
Net change in unrealized appreciation/(depreciation) of
  investments..........................................        119             2,219              160               720
                                                          --------          --------          -------           -------
Net increase/(decrease) in net assets resulting from
  operations...........................................      7,707             8,336            1,086             1,557
Distributions to shareholders from net investment
  income:
  Primary A Shares.....................................     (5,859)           (4,359)            (418)             (303)
  Investor A Shares....................................       (740)             (406)             (64)              (18)
  Investor B Shares....................................       (289)             (290)            (393)             (395)
  Investor C Shares....................................        (33)              (65)              --*               (2)
Distributions to shareholders from net realized gains
  on investments:
  Primary A Shares.....................................       (496)             (509)              --                --
  Investor A Shares....................................        (77)              (40)              --                --
  Investor B Shares....................................        (30)              (30)              --                --
  Investor C Shares....................................         (4)               (7)              --                --
Net increase/(decrease) in net assets from Fund share
  transactions.........................................     17,195            79,018            4,770             1,849
                                                          --------          --------          -------           -------
Net increase/(decrease) in net assets..................     17,374            81,648            4,981             2,688
NET ASSETS:
Beginning of year......................................    143,512            61,864           18,700            16,012
                                                          --------          --------          -------           -------
End of year............................................   $160,886          $143,512          $23,681           $18,700
                                                          ========          ========          =======           =======
Undistributed net investment income/(distributions in
  excess of net investment income) at end of year......   $     11          $     11          $     7           $     8
                                                          ========          ========          =======           =======

---------------
* Amount represents less than $500

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                            NORTH CAROLINA
     MARYLAND INTERMEDIATE           MARYLAND                INTERMEDIATE
        MUNICIPAL BOND            MUNICIPAL BOND            MUNICIPAL BOND
    -----------------------   -----------------------   -----------------------
    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
     3/31/99      3/31/98      3/31/99      3/31/98      3/31/99      3/31/98
    ---------------------------------------------------------------------------
     $  8,126     $  4,268     $ 1,167      $   759      $  9,107     $  6,273
        1,039           35          60           49           609          643
          (51)       2,605          66          850            84        2,119
     --------     --------     -------      -------      --------     --------
        9,114        6,908       1,293        1,658         9,800        9,035
       (7,192)      (3,395)       (619)        (351)       (8,419)      (5,650)
         (703)        (695)        (77)         (76)         (423)        (305)
         (210)        (174)       (470)        (332)         (259)        (264)
          (22)         (62)         (1)          --*           (6)         (53)
           --           --          (2)          --          (474)          --
           --           --          --*          --           (25)          --
           --           --          (1)          --           (18)          --
           --           --          --           --            --*          --
      100,167       18,484      12,763        7,019        14,118      153,481
     --------     --------     -------      -------      --------     --------
      101,154       21,066      12,886        7,918        14,294      156,244
      105,918       84,852      22,025       14,107       195,983       39,739
     --------     --------     -------      -------      --------     --------
     $207,072     $105,918     $34,911      $22,025      $210,277     $195,983
     ========     ========     =======      =======      ========     ========
     $      1     $     --*    $     7      $     7      $     81     $     81
     ========     ========     =======      =======      ========     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    SOUTH CAROLINA
                                                                NORTH CAROLINA                       INTERMEDIATE
                                                                MUNICIPAL BOND                      MUNICIPAL BOND
                                                         ----------------------------        ----------------------------
                                                         YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                          3/31/99           3/31/98           3/31/99           3/31/98
                                                         ----------------------------------------------------------------
(IN THOUSANDS)
Net investment income..................................   $ 1,501           $ 1,214           $ 12,740          $  9,655
Net realized gain/(loss) on investments................        53                72              1,038               660
Net change in unrealized appreciation/(depreciation) of
  investments..........................................       149             1,539               (235)            3,345
                                                          -------           -------           --------          --------
Net increase/(decrease) in net assets resulting from
  operations...........................................     1,703             2,825             13,543            13,660
Distributions to shareholders from net investment
  income:
  Primary A Shares.....................................      (497)             (221)           (11,626)           (8,701)
  Investor A Shares....................................       (63)              (29)              (755)             (527)
  Investor B Shares....................................      (944)             (963)              (288)             (261)
  Investor C Shares....................................        --*               (1)               (72)             (166)
Distributions to shareholders from net realized gains
  on investments:
  Primary A Shares.....................................        --                --               (857)             (117)
  Investor A Shares....................................        --                --                (59)               (5)
  Investor B Shares....................................        --                --                (25)               (3)
  Investor C Shares....................................        --                --                 (6)               (2)
Net increase/(decrease) in net assets from Fund share
  transactions.........................................     9,529             3,072             (6,838)          202,463
                                                          -------           -------           --------          --------
Net increase/(decrease) in net assets..................     9,728             4,683             (6,983)          206,341
NET ASSETS:
Beginning of year......................................    32,252            27,569            276,551            70,210
                                                          -------           -------           --------          --------
End of year............................................   $41,980           $32,252           $269,568          $276,551
                                                          =======           =======           ========          ========
Undistributed net investment income/(distributions in
  excess of net investment income) at end of year......   $    21           $    24           $     25          $     24
                                                          =======           =======           ========          ========

---------------

* Amount represents less than $500

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                     TENNESSEE
        SOUTH CAROLINA             INTERMEDIATE                TENNESSEE
        MUNICIPAL BOND            MUNICIPAL BOND            MUNICIPAL BOND
    -----------------------   -----------------------   -----------------------
    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
     3/31/99      3/31/98      3/31/99      3/31/98      3/31/99      3/31/98
-------------------------------------------------------------------------------
     $   974      $   828      $ 2,286      $ 1,695      $   459      $   428
          28          (39)         235          126          132           63
          45          923           35          763          (50)         444
     -------      -------      -------      -------      -------      -------
       1,047        1,712        2,556        2,584          541          935
        (518)        (332)      (1,811)      (1,272)        (243)        (170)
         (49)         (60)        (371)        (305)         (36)         (61)
        (405)        (434)        (104)        (118)        (177)        (195)
          (2)          (2)          --           --           (2)          (2)
          --           (5)          --           --           --           --
          --           (1)          --           --           --           --
          --          (10)          --           --           --           --
          --           --*          --           --           --           --
       3,368        2,252        4,759       30,429           (8)       1,480
     -------      -------      -------      -------      -------      -------
       3,441        3,120        5,029       31,318           75        1,987
      21,394       18,274       50,079       18,761       10,957        8,970
     -------      -------      -------      -------      -------      -------
     $24,835      $21,394      $55,108      $50,079      $11,032      $10,957
     =======      =======      =======      =======      =======      =======
     $    11      $     7      $     4      $     4      $    23      $    14
     =======      =======      =======      =======      =======      =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                   TEXAS INTERMEDIATE
                                                                     MUNICIPAL BOND
                                                              ----------------------------
                                                              YEAR ENDED        YEAR ENDED
                                                               3/31/99           3/31/98
                                                              ----------------------------
(IN THOUSANDS)
Net investment income.......................................   $ 18,330          $ 12,207
Net realized gain/(loss) on investments.....................      1,846               908
Net change in unrealized appreciation/(depreciation) of
  investments...............................................       (900)            3,698
                                                               --------          --------
Net increase/(decrease) in net assets resulting from
  operations................................................     19,276            16,813
Distributions to shareholders from net investment income:
  Primary A Shares..........................................    (18,065)          (12,036)
  Investor A Shares.........................................       (175)              (64)
  Investor B Shares.........................................        (82)              (86)
  Investor C Shares.........................................         (7)              (21)
Distributions to shareholders from net realized gains on
  investments:
  Primary A Shares..........................................     (1,579)               --
  Investor A Shares.........................................        (16)               --
  Investor B Shares.........................................         (9)               --
  Investor C Shares.........................................         --*               --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................     10,224           357,861
                                                               --------          --------
Net increase/(decrease) in net assets.......................      9,567           362,467
NET ASSETS:
Beginning of year...........................................    390,913            28,446
                                                               --------          --------
End of year.................................................   $400,480          $390,913
                                                               ========          ========
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................   $     53          $      8
                                                               ========          ========

---------------

* Amount represents less than $500

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                     VIRGINIA
             TEXAS                 INTERMEDIATE                VIRGINIA
        MUNICIPAL BOND            MUNICIPAL BOND            MUNICIPAL BOND
    -----------------------   -----------------------   -----------------------
    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
     3/31/99      3/31/98      3/31/99      3/31/98      3/31/99      3/31/98
-------------------------------------------------------------------------------
     $   720      $   719      $ 11,920     $ 10,395     $ 1,160      $ 1,002
         339          187           279          480         138           50
        (219)         744           784        6,166         (23)       1,203
     -------      -------      --------     --------     -------      -------
         840        1,650        12,983       17,041       1,275        2,255
        (402)        (323)       (9,050)      (7,365)       (599)        (394)
         (21)         (18)       (2,450)      (2,413)        (50)         (44)
        (294)        (373)         (377)        (397)       (511)        (562)
          (3)          (5)          (43)        (221)         --*          (1)
          --           --            --           --          --           --
          --           --            --           --          --           --
          --           --            --           --          --           --
          --           --            --           --          --           --
        (333)        (222)       57,724        8,526       2,011        3,610
     -------      -------      --------     --------     -------      -------
        (213)         709        58,787       15,171       2,126        4,864
      16,919       16,210       236,641      221,470      25,333       20,469
     -------      -------      --------     --------     -------      -------
     $16,706      $16,919      $295,428     $236,641     $27,459      $25,333
     =======      =======      ========     ========     =======      =======
     $    31      $    29      $    146     $    146     $     7      $     7
     =======      =======      ========     ========     =======      =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                    SHORT-TERM MUNICIPAL INCOME
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 1999        MARCH 31, 1998
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  4,720     $ 47,562    5,491     $ 55,100
  Issued as reinvestment of dividends.......................      9           90        2           19
  Redeemed..................................................  (3,946)    (39,739)   (4,590)    (45,983)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    783     $  7,913      903     $  9,136
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................  4,979     $ 50,187    4,262     $ 42,742
  Issued as reinvestment of dividends.......................     92          931       84          846
  Redeemed..................................................  (3,872)    (39,023)   (2,846)    (28,614)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................  1,199     $ 12,095    1,500     $ 14,974
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................    419     $  4,222    1,111     $ 11,128
  Issued as reinvestment of dividends.......................     42          426       41          412
  Redeemed..................................................   (451)      (4,539)    (854)      (8,545)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................     10     $    109      298     $  2,995
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................    511     $  5,138      115     $  1,155
  Issued as reinvestment of dividends.......................     11          115        3           24
  Redeemed..................................................   (405)      (4,074)     (88)        (875)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    117     $  1,179       30     $    304
                                                              ======    ========    ======    ========
Total net increase/(decrease)...............................  2,109     $ 21,296    2,731     $ 27,409
                                                              ======    ========    ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                     INTERMEDIATE MUNICIPAL BOND
                                                                   YEAR ENDED             YEAR ENDED
                                                                 MARCH 31, 1999         MARCH 31, 1998
                                                              --------------------    ------------------
                                                              SHARES      DOLLARS     SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   18,458    $ 190,928    11,793    $121,102
  Issued in exchange for Pilot Shares of Pilot Intermediate
    Municipal Fund (Note 8).................................       --           --    21,603     218,049
  Issued in exchange for assets of NationsBank Common Trust
    Intermediate Municipal Bond Fund (Note 8)...............       --           --    49,075     502,041
  Issued as reinvestment of dividends.......................      121        1,162       51          522
  Redeemed..................................................  (13,596)    (140,738)   (9,181)    (94,446)
                                                              -------    ---------    ------    --------
  Net increase/(decrease)...................................    4,983    $  51,352    73,341    $747,268
                                                              =======    =========    ======    ========
INVESTOR A SHARES:
  Sold......................................................    1,515    $  15,629      461     $  4,748
  Issued in exchange for Class A Shares of Pilot
    Intermediate Municipal Fund (Note 8)....................       --           --       83          835
  Issued as reinvestment of dividends.......................       32          338       11          115
  Redeemed..................................................     (609)      (6,296)    (132)      (1,362)
                                                              -------    ---------    ------    --------
  Net increase/(decrease)...................................      938    $   9,671      423     $  4,336
                                                              =======    =========    ======    ========
INVESTOR B SHARES:
  Sold......................................................       54    $     560       66     $    679
  Issued as reinvestment of dividends.......................        6           59        4           44
  Redeemed..................................................       (8)         (84)     (22)        (232)
                                                              -------    ---------    ------    --------
  Net increase/(decrease)...................................       52    $     535       48     $    491
                                                              =======    =========    ======    ========
INVESTOR C SHARES:
  Sold......................................................       68    $     704      190     $  1,958
  Issued as reinvestment of dividends.......................        7           71        5           45
  Redeemed..................................................      (83)        (856)    (116)      (1,188)
                                                              -------    ---------    ------    --------
  Net increase/(decrease)...................................       (8)   $     (81)      79     $    815
                                                              =======    =========    ======    ========
Total net increase/(decrease)...............................    5,965    $  61,477    73,891    $752,910
                                                              =======    =========    ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          MUNICIPAL INCOME
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 1999        MARCH 31, 1998
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  11,061    $127,340    7,932     $ 89,846
  Issued in exchange for Pilot Shares of Pilot Municipal
    Bond Fund (Note 8)......................................     --           --    17,965     198,167
  Issued in exchange for assets of NationsBank Common Trust
    Municipal Bond Fund (Note 8)............................     --           --    14,127     159,212
  Issued in exchange for assets of NationsBank Common Trust
    Municipal Bond Fund (Note 8)............................  11,784     135,044       --           --
  Issued as reinvestment of dividends.......................     43          488       32          359
  Redeemed..................................................  (7,333)    (84,501)   (7,317)    (82,863)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................  15,555    $178,371    32,739    $364,721
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................  4,937     $ 56,960      841     $  9,493
  Issued in exchange for Class A Shares of Pilot Municipal
    Bond Fund (Note 8)......................................     --           --      147        1,622
  Issued as reinvestment of dividends.......................     48          556       42          480
  Redeemed..................................................  (4,168)    (48,138)    (737)      (8,324)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    817     $  9,378      293     $  3,271
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................    135     $  1,553      250     $  2,787
  Issued in exchange for Class B Shares of Pilot Municipal
    Bond Fund (Note 8)......................................     --           --      141        1,555
  Issued as reinvestment of dividends.......................     27          307       32          363
  Redeemed..................................................   (301)      (3,462)    (423)      (4,759)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................   (139)    $ (1,602)      --*    $    (54)
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................     55     $    637      255     $  2,901
  Issued as reinvestment of dividends.......................      7           77        8           88
  Redeemed..................................................    (88)      (1,012)    (207)      (2,363)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    (26)    $   (298)      56     $    626
                                                              ======    ========    ======    ========
Total net increase/(decrease)...............................  16,207    $185,849    33,088    $368,564
                                                              ======    ========    ======    ========

---------------
* Amount represents less than 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                FLORIDA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 1999        MARCH 31, 1998
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  5,968     $ 64,595    3,473     $ 37,225
  Issued in exchange for assets of NationsBank Common Trust
    Florida Municipal Bond Fund (Note 8)....................     --           --    12,807     136,392
  Issued as reinvestment of dividends.......................      9           96        6           61
  Redeemed..................................................  (3,163)    (34,173)   (2,340)    (25,086)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................  2,814     $ 30,518    13,946    $148,592
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................  1,475     $ 15,944      593     $  6,334
  Issued as reinvestment of dividends.......................     36          384       14          148
  Redeemed..................................................   (996)     (10,763)    (144)      (1,547)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    515     $  5,565      463     $  4,935
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................    205     $  2,103       52     $    552
  Issued as reinvestment of dividends.......................      9          102        8           87
  Redeemed..................................................    (78)        (727)     (61)        (645)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    136     $  1,478       (1)    $     (6)
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................    182     $  1,969       19     $    200
  Issued as reinvestment of dividends.......................      3           33       --*           5
  Redeemed..................................................    (71)        (775)     (27)        (298)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    114     $  1,227       (8)    $    (93)
                                                              ======    ========    ======    ========
Total net increase/(decrease)...............................  3,579     $ 38,788    14,400    $153,428
                                                              ======    ========    ======    ========

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                       FLORIDA MUNICIPAL BOND
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 1999        MARCH 31, 1998
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  2,451     $ 24,796    2,139     $ 21,114
  Issued in exchange for Emerald Shares of Emerald Florida
    Tax-Exempt Fund (Note 8)................................  4,083       40,619       --           --
  Issued as reinvestment of dividends.......................     16          149        1            4
  Redeemed..................................................  (1,560)    (15,848)   (1,161)    (11,646)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................  4,990     $ 49,716      979     $  9,472
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................    447     $  4,495       33     $    325
  Issued in exchange for Class A Shares of Emerald Florida
    Tax-Exempt Fund (Note 8)................................  7,877       78,347       --           --
  Issued as reinvestment of dividends.......................    215        2,170        3           32
  Redeemed..................................................  (2,195)    (22,090)     (21)        (210)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................  6,344     $ 62,922       15     $    147
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................    199     $  1,997      113     $  1,149
  Issued as reinvestment of dividends.......................     29          296       33          321
  Redeemed..................................................   (389)      (3,923)    (524)      (5,142)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................   (161)    $ (1,630)    (378)    $ (3,672)
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................      2     $     20       --     $     --
  Issued as reinvestment of dividends.......................     --*          --*      --*           1
  Redeemed..................................................     --*          --*      (4)         (39)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................      2     $     20       (4)    $    (38)
                                                              ======    ========    ======    ========
Total net increase/(decrease)...............................  11,175    $111,028      612     $  5,909
                                                              ======    ========    ======    ========

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                GEORGIA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 1999        MARCH 31, 1998
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  2,261     $ 24,758    1,650     $ 18,023
  Issued in exchange for assets of NationsBank Common Trust:
    Georgia Municipal Bond Fund (Note 8)....................     --           --    4,858       52,613
    Tax-Free Income Fund for Personal Trusts (Note 8).......     --           --    2,405       26,050
  Issued as reinvestment of dividends.......................      2           18        4           41
  Redeemed..................................................  (1,701)    (18,648)   (1,519)    (16,577)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    562     $  6,128    7,398     $ 80,150
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................  1,823     $ 20,088      214     $  2,333
  Issued as reinvestment of dividends.......................     57          624       30          321
  Redeemed..................................................   (946)     (10,421)    (212)      (2,311)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    934     $ 10,291       32     $    343
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................    119     $  1,307       20     $    216
  Issued as reinvestment of dividends.......................     14          154       12          131
  Redeemed..................................................    (49)        (536)     (75)        (811)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................     84     $    925      (43)    $   (464)
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................     10     $    112        6     $     63
  Issued as reinvestment of dividends.......................      3           31        4           46
  Redeemed..................................................    (27)        (292)    (103)      (1,120)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    (14)    $   (149)     (93)    $ (1,011)
                                                              ======    ========    ======    ========
Total net increase/(decrease)...............................  1,566     $ 17,195    7,294     $ 79,018
                                                              ======    ========    ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      GEORGIA MUNICIPAL BOND
                                                                 YEAR ENDED           YEAR ENDED
                                                               MARCH 31, 1999       MARCH 31, 1998
                                                              -----------------    -----------------
                                                              SHARES    DOLLARS    SHARES    DOLLARS
                                                              --------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    274     $ 2,753      385     $ 3,815
  Issued as reinvestment of dividends.......................     --*         --*      --*         --
  Redeemed..................................................   (127)     (1,275)    (156)     (1,535)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................    147     $ 1,478      229     $ 2,280
                                                               ====     =======     ====     =======
INVESTOR A SHARES:
  Sold......................................................    218     $ 2,211       37     $   356
  Issued as reinvestment of dividends.......................      5          53        2          16
  Redeemed..................................................    (13)       (132)     (12)       (120)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................    210     $ 2,132       27     $   252
                                                               ====     =======     ====     =======
INVESTOR B SHARES:
  Sold......................................................    251     $ 2,532      108     $ 1,080
  Issued as reinvestment of dividends.......................     21         211       21         208
  Redeemed..................................................   (155)     (1,559)    (196)     (1,923)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................    117     $ 1,184      (67)    $  (635)
                                                               ====     =======     ====     =======
INVESTOR C SHARES:
  Sold......................................................     --     $    --       --     $    --
  Issued as reinvestment of dividends.......................     --*         --*      --*          2
  Redeemed..................................................     (3)        (24)      (5)        (50)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................     (3)    $   (24)      (5)    $   (48)
                                                               ====     =======     ====     =======
Total net increase/(decrease)...............................    471     $ 4,770      184     $ 1,849
                                                               ====     =======     ====     =======

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                               MARYLAND INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED           YEAR ENDED
                                                                MARCH 31, 1999       MARCH 31, 1998
                                                              ------------------    -----------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ---------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  2,757     $ 30,674    2,431     $26,652
  Issued in exchange for assets of NationsBank Common Trust
    Intermediate Municipal Bond Fund (Note 8)...............  8,515       93,840       --          --
  Issued as reinvestment of dividends.......................      8           97        7          74
  Redeemed..................................................  (2,414)    (26,843)    (686)     (7,519)
                                                              ------    --------    -----     -------
  Net increase/(decrease)...................................  8,866     $ 97,768    1,752     $19,207
                                                              ======    ========    =====     =======
INVESTOR A SHARES:
  Sold......................................................    254     $  2,836      140     $ 1,531
  Issued as reinvestment of dividends.......................     46          514       52         570
  Redeemed..................................................   (162)      (1,829)    (180)     (1,976)
                                                              ------    --------    -----     -------
  Net increase/(decrease)...................................    138     $  1,521       12     $   125
                                                              ======    ========    =====     =======
INVESTOR B SHARES:
  Sold......................................................    175     $  1,944       75     $   824
  Issued as reinvestment of dividends.......................     14          150       12         138
  Redeemed..................................................    (84)        (935)     (53)       (583)
                                                              ------    --------    -----     -------
  Net increase/(decrease)...................................    105     $  1,159       34     $   379
                                                              ======    ========    =====     =======
INVESTOR C SHARES:
  Sold......................................................      7     $     77       92     $ 1,010
  Issued as reinvestment of dividends.......................      2           17        5          50
  Redeemed..................................................    (35)        (375)    (209)     (2,287)
                                                              ------    --------    -----     -------
  Net increase/(decrease)...................................    (26)    $   (281)    (112)    $(1,227)
                                                              ======    ========    =====     =======
Total net increase/(decrease)...............................  9,083     $100,167    1,686     $18,484
                                                              ======    ========    =====     =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      MARYLAND MUNICIPAL BOND
                                                                  YEAR ENDED           YEAR ENDED
                                                                MARCH 31, 1999       MARCH 31, 1998
                                                              ------------------    -----------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ---------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  1,214     $ 12,110      580     $ 5,633
  Issued as reinvestment of dividends.......................     --*           4       --*          4
  Redeemed..................................................   (420)      (4,201)    (158)     (1,553)
                                                              -----     --------     ----     -------
  Net increase/(decrease)...................................    794     $  7,913      422     $ 4,084
                                                              =====     ========     ====     =======
INVESTOR A SHARES:
  Sold......................................................     27     $    268       44     $   430
  Issued as reinvestment of dividends.......................      6           60        7          64
  Redeemed..................................................    (49)        (491)      (9)        (92)
                                                              -----     --------     ----     -------
  Net increase/(decrease)...................................    (16)    $   (163)      42     $   402
                                                              =====     ========     ====     =======
INVESTOR B SHARES:
  Sold......................................................    630     $  6,403      342     $ 3,393
  Issued as reinvestment of dividends.......................     34          341       26         258
  Redeemed..................................................   (164)      (1,731)    (114)     (1,118)
                                                              -----     --------     ----     -------
  Net increase/(decrease)...................................    500     $  5,013      254     $ 2,533
                                                              =====     ========     ====     =======
INVESTOR C SHARES:
  Sold......................................................     --*    $     --*       1     $    10
  Issued as reinvestment of dividends.......................     --*          --*      --*         --*
  Redeemed..................................................     --*          --*      (1)        (10)
                                                              -----     --------     ----     -------
  Net increase/(decrease)...................................     --     $     --       --     $    --
                                                              =====     ========     ====     =======
Total net increase/(decrease)...............................  1,278     $ 12,763      718     $ 7,019
                                                              =====     ========     ====     =======

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                              NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 1999          MARCH 31, 1998
                                                              -------------------     -------------------
                                                              SHARES     DOLLARS      SHARES     DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  3,786      $ 41,006     1,887      $ 20,130
  Issued in exchange for assets of NationsBank Common Trust
    North Carolina Municipal Bond Fund (Note 8).............     --            --     13,385      141,745
  Issued as reinvestment of dividends.......................     21           236        --*           --
  Redeemed..................................................  (2,549)     (27,730)     (967)      (10,283)
                                                              ------     --------     ------     --------
  Net increase/(decrease)...................................  1,258      $ 13,512     14,305     $151,592
                                                              ======     ========     ======     ========
INVESTOR A SHARES:
  Sold......................................................    400      $  4,296       345      $  3,663
  Issued as reinvestment of dividends.......................     27           287        24           253
  Redeemed..................................................   (285)       (3,068)     (121)       (1,277)
                                                              ------     --------     ------     --------
  Net increase/(decrease)...................................    142      $  1,515       248      $  2,639
                                                              ======     ========     ======     ========
INVESTOR B SHARES:
  Sold......................................................     48      $    514        73      $    783
  Issued as reinvestment of dividends.......................     18           193        19           205
  Redeemed..................................................    (84)         (903)     (108)       (1,149)
                                                              ------     --------     ------     --------
  Net increase/(decrease)...................................    (18)     $   (196)      (16)     $   (161)
                                                              ======     ========     ======     ========
INVESTOR C SHARES:
  Sold......................................................     --*     $     --*       --      $     --
  Issued as reinvestment of dividends.......................      1             6         4            47
  Redeemed..................................................    (68)         (719)      (59)         (636)
                                                              ------     --------     ------     --------
  Net increase/(decrease)...................................    (67)     $   (713)      (55)     $   (589)
                                                              ======     ========     ======     ========
Total net increase/(decrease)...............................  1,315      $ 14,118     14,482     $153,481
                                                              ======     ========     ======     ========

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                  NORTH CAROLINA MUNICIPAL BOND
                                                                 YEAR ENDED           YEAR ENDED
                                                               MARCH 31, 1999       MARCH 31, 1998
                                                              -----------------    -----------------
                                                              SHARES    DOLLARS    SHARES    DOLLARS
                                                              --------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  1,145     $11,553      386     $ 3,795
  Issued as reinvestment of dividends.......................     --*         --*      --*         --*
  Redeemed..................................................   (172)     (1,735)     (68)       (669)
                                                              -----     -------     ----     -------
  Net increase/(decrease)...................................    973     $ 9,818      318     $ 3,126
                                                              =====     =======     ====     =======
INVESTOR A SHARES:
  Sold......................................................    162     $ 1,638       17     $   168
  Issued as reinvestment of dividends.......................      2          21        3          25
  Redeemed..................................................   (123)     (1,251)     (22)       (214)
                                                              -----     -------     ----     -------
  Net increase/(decrease)...................................     41     $   408       (2)    $   (21)
                                                              =====     =======     ====     =======
INVESTOR B SHARES:
  Sold......................................................    281     $ 2,828      251     $ 2,493
  Issued as reinvestment of dividends.......................     63         640       70         690
  Redeemed..................................................   (413)     (4,165)    (325)     (3,200)
                                                              -----     -------     ----     -------
  Net increase/(decrease)...................................    (69)    $  (697)      (4)    $   (17)
                                                              =====     =======     ====     =======
INVESTOR C SHARES:
  Sold......................................................     --*    $    --*      --     $    --
  Issued as reinvestment of dividends.......................     --*         --*      --*          1
  Redeemed..................................................     --*         --*      (2)        (17)
                                                              -----     -------     ----     -------
  Net increase/(decrease)...................................     --     $    --       (2)    $   (16)
                                                              =====     =======     ====     =======
Total net increase/(decrease)...............................    945     $ 9,529      310     $ 3,072
                                                              =====     =======     ====     =======

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                              SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 1999          MARCH 31, 1998
                                                              -------------------     -------------------
                                                              SHARES     DOLLARS      SHARES     DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  2,584      $ 27,952     2,146      $ 23,120
  Issued in exchange for assets of NationsBank Common Trust:
    Old Colony South Carolina Tax-Exempt Bond Fund (Note
      8)....................................................     --            --     6,420        68,635
    South Carolina Municipal Bond Fund (Note 8).............     --            --     12,876      137,649
  Issued as reinvestment of dividends.......................     15           164        11           126
  Redeemed..................................................  (3,874)     (41,931)    (2,665)     (28,647)
                                                              ------     --------     ------     --------
  Net increase/(decrease)...................................  (1,275)    $(13,815)    18,788     $200,883
                                                              ======     ========     ======     ========
INVESTOR A SHARES:
  Sold......................................................    602      $  6,544       561      $  6,030
  Issued as reinvestment of dividends.......................     34           364        22           238
  Redeemed..................................................   (192)       (2,081)     (288)       (3,086)
                                                              ------     --------     ------     --------
  Net increase/(decrease)...................................    444      $  4,827       295      $  3,182
                                                              ======     ========     ======     ========
INVESTOR B SHARES:
  Sold......................................................    218      $  2,370       166      $  1,772
  Issued as reinvestment of dividends.......................     18           190        16           170
  Redeemed..................................................    (76)         (824)      (97)       (1,034)
                                                              ------     --------     ------     --------
  Net increase/(decrease)...................................    160      $  1,736        85      $    908
                                                              ======     ========     ======     ========
INVESTOR C SHARES:
  Sold......................................................    191      $  2,068        66      $    720
  Issued as reinvestment of dividends.......................      4            46         9            96
  Redeemed..................................................   (157)       (1,700)     (310)       (3,326)
                                                              ------     --------     ------     --------
  Net increase/(decrease)...................................     38      $    414      (235)     $ (2,510)
                                                              ======     ========     ======     ========
Total net increase/(decrease)...............................   (633)     $ (6,838)    18,933     $202,463
                                                              ======     ========     ======     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                  SOUTH CAROLINA MUNICIPAL BOND
                                                                 YEAR ENDED           YEAR ENDED
                                                               MARCH 31, 1999       MARCH 31, 1998
                                                              -----------------    -----------------
                                                              SHARES    DOLLARS    SHARES    DOLLARS
                                                              --------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    503     $ 5,191      454     $ 4,598
  Issued as reinvestment of dividends.......................     --          --       --*         --*
  Redeemed..................................................   (183)     (1,887)     (55)       (556)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................    320     $ 3,304      399     $ 4,042
                                                               ====     =======     ====     =======
INVESTOR A SHARES:
  Sold......................................................      6     $    67       89     $   898
  Issued as reinvestment of dividends.......................      4          42        4          45
  Redeemed..................................................    (55)       (568)     (28)       (289)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................    (45)    $  (459)      65     $   654
                                                               ====     =======     ====     =======
INVESTOR B SHARES:
  Sold......................................................     98     $ 1,013       76     $   775
  Issued as reinvestment of dividends.......................     23         234       28         278
  Redeemed..................................................    (75)       (774)    (327)     (3,274)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................     46     $   473     (223)    $(2,221)
                                                               ====     =======     ====     =======
INVESTOR C SHARES:
  Sold......................................................      5     $    48        2     $    25
  Issued as reinvestment of dividends.......................     --*          2       --*         --*
  Redeemed..................................................     --*         --*     (25)       (248)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................      5     $    50      (23)    $  (223)
                                                               ====     =======     ====     =======
Total net increase/(decrease)...............................    326     $ 3,368      218     $ 2,252
                                                               ====     =======     ====     =======

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                              TENNESSEE INTERMEDIATE MUNICIPAL BOND
                                                                 YEAR ENDED           YEAR ENDED
                                                               MARCH 31, 1999       MARCH 31, 1998
                                                              -----------------    -----------------
                                                              SHARES    DOLLARS    SHARES    DOLLARS
                                                              --------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    769     $ 8,052      670     $ 6,913
  Issued in exchange for assets of NationsBank Common Trust
    Tennessee Municipal Bond Fund (Note 8)..................     --          --    2,471      25,429
  Issued as reinvestment of dividends.......................      7          75        2          20
  Redeemed..................................................   (440)     (4,608)    (263)     (2,723)
                                                               ----     -------    -----     -------
  Net increase/(decrease)...................................    336     $ 3,519    2,880     $29,639
                                                               ====     =======    =====     =======
INVESTOR A SHARES:
  Sold......................................................    169     $ 1,771      135     $ 1,393
  Issued as reinvestment of dividends.......................     25         265       23         241
  Redeemed..................................................    (86)       (896)     (61)       (622)
                                                               ----     -------    -----     -------
  Net increase/(decrease)...................................    108     $ 1,140       97     $ 1,012
                                                               ====     =======    =====     =======
INVESTOR B SHARES:
  Sold......................................................     30     $   310       13     $   134
  Issued as reinvestment of dividends.......................      7          77       10          99
  Redeemed..................................................    (31)       (317)     (44)       (455)
                                                               ----     -------    -----     -------
  Net increase/(decrease)...................................      6     $    70      (21)    $  (222)
                                                               ====     =======    =====     =======
INVESTOR C SHARES:
  Sold......................................................      3     $    30       --     $    --
  Issued as reinvestment of dividends.......................     --*         --*      --*         --*
  Redeemed..................................................     --*         --*      --          --
                                                               ----     -------    -----     -------
  Net increase/(decrease)...................................      3     $    30       --     $    --
                                                               ====     =======    =====     =======
Total net increase/(decrease)...............................    453     $ 4,759    2,956     $30,429
                                                               ====     =======    =====     =======

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                     TENNESSEE MUNICIPAL BOND
                                                                 YEAR ENDED           YEAR ENDED
                                                               MARCH 31, 1999       MARCH 31, 1998
                                                              -----------------    -----------------
                                                              SHARES    DOLLARS    SHARES    DOLLARS
                                                              --------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    189     $ 1,946     233      $2,348
  Issued as reinvestment of dividends.......................     --*         --*     --*         --*
  Redeemed..................................................    (76)       (777)    (54)       (553)
                                                               ----     -------     ---      ------
  Net increase/(decrease)...................................    113     $ 1,169     179      $1,795
                                                               ====     =======     ===      ======
INVESTOR A SHARES:
  Sold......................................................     34     $   349      33      $  321
  Issued as reinvestment of dividends.......................      3          32       6          58
  Redeemed..................................................   (131)     (1,354)     (3)        (25)
                                                               ----     -------     ---      ------
  Net increase/(decrease)...................................    (94)    $  (973)     36      $  354
                                                               ====     =======     ===      ======
INVESTOR B SHARES:
  Sold......................................................     14     $   145      16      $  156
  Issued as reinvestment of dividends.......................     13         129      15         155
  Redeemed..................................................    (49)       (503)    (98)       (982)
                                                               ----     -------     ---      ------
  Net increase/(decrease)...................................    (22)    $  (229)    (67)     $ (671)
                                                               ====     =======     ===      ======
INVESTOR C SHARES:
  Sold......................................................      2     $    24      --      $   --
  Issued as reinvestment of dividends.......................     --*          1      --*          2
  Redeemed..................................................     --*         --*     --          --
                                                               ----     -------     ---      ------
  Net increase/(decrease)...................................      2     $    25      --*     $    2
                                                               ====     =======     ===      ======
Total net increase/(decrease)...............................     (1)    $    (8)    148      $1,480
                                                               ====     =======     ===      ======

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                 TEXAS INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 1999        MARCH 31, 1998
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  5,191     $ 54,659    1,850     $ 19,419
  Issued in exchange for assets of NationsBank Common Trust
    Texas Municipal Bond Fund (Note 8)......................     --           --    34,435     357,784
  Issued as reinvestment of dividends.......................     15          160        1            7
  Redeemed..................................................  (4,612)    (48,526)   (1,978)    (20,694)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    594     $  6,293    34,308    $356,516
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................  1,057     $ 11,128      203     $  2,130
  Issued as reinvestment of dividends.......................      9           94        3           38
  Redeemed..................................................   (661)      (6,956)     (42)        (442)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    405     $  4,266      164     $  1,726
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................     10     $    104        7     $     76
  Issued as reinvestment of dividends.......................      5           58        6           57
  Redeemed..................................................    (20)        (206)     (19)        (198)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................     (5)    $    (44)      (6)    $    (65)
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................     --*    $     --*      --     $     --
  Issued as reinvestment of dividends.......................      1            6        2           21
  Redeemed..................................................    (29)        (297)     (32)        (337)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    (28)    $   (291)     (30)    $   (316)
                                                              ======    ========    ======    ========
Total net increase/(decrease)...............................    966     $ 10,224    34,436    $357,861
                                                              ======    ========    ======    ========

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                       TEXAS MUNICIPAL BOND
                                                                 YEAR ENDED           YEAR ENDED
                                                               MARCH 31, 1999       MARCH 31, 1998
                                                              -----------------    -----------------
                                                              SHARES    DOLLARS    SHARES    DOLLARS
                                                              --------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    280     $ 2,823      269     $ 2,658
  Issued as reinvestment of dividends.......................     --*         --*      --*         --*
  Redeemed..................................................   (109)     (1,100)    (109)     (1,078)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................    171     $ 1,723      160     $ 1,580
                                                               ====     =======     ====     =======
INVESTOR A SHARES:
  Sold......................................................     58     $   588        3     $    34
  Issued as reinvestment of dividends.......................      1           7        1           6
  Redeemed..................................................    (61)       (617)      (1)        (15)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................     (2)    $   (22)       3     $    25
                                                               ====     =======     ====     =======
INVESTOR B SHARES:
  Sold......................................................      8     $    93        6     $    61
  Issued as reinvestment of dividends.......................     17         168       26         254
  Redeemed..................................................   (227)     (2,298)    (219)     (2,145)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................   (202)    $(2,037)    (187)    $(1,830)
                                                               ====     =======     ====     =======
INVESTOR C SHARES:
  Sold......................................................     --*    $    --*      --     $    --
  Issued as reinvestment of dividends.......................     --*          3       --*          3
  Redeemed..................................................     --*         --*      --          --
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................     --*    $     3       --*    $     3
                                                               ====     =======     ====     =======
Total net increase/(decrease)...............................    (33)    $  (333)     (24)    $  (222)
                                                               ====     =======     ====     =======

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                VIRGINIA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 1999        MARCH 31, 1998
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  7,658     $ 84,298    3,742     $ 40,764
  Issued in exchange for assets of NationsBank Common Trust
    Virginia Municipal Bond Fund (Note 8)...................    437        4,781       --           --
  Issued as reinvestment of dividends.......................      6           65        9           96
  Redeemed..................................................  (3,052)    (33,592)   (2,136)    (23,134)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................  5,049     $ 55,552    1,615     $ 17,726
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................    883     $  9,763      577     $  6,271
  Issued as reinvestment of dividends.......................    132        1,452      143        1,546
  Redeemed..................................................   (799)      (8,799)   (1,036)    (11,127)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    216     $  2,416     (316)    $ (3,310)
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................    115     $  1,275       39     $    421
  Issued as reinvestment of dividends.......................     22          246       25          270
  Redeemed..................................................    (82)        (910)    (174)      (1,882)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................     55     $    611     (110)    $ (1,191)
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................     48     $    531        6     $     64
  Issued as reinvestment of dividends.......................      3           33       12          132
  Redeemed..................................................   (130)      (1,419)    (450)      (4,895)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    (79)    $   (855)    (432)    $ (4,699)
                                                              ======    ========    ======    ========
Total net increase/(decrease)...............................  5,241     $ 57,724      757     $  8,526
                                                              ======    ========    ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                     VIRGINIA MUNICIPAL BOND
                                                                 YEAR ENDED           YEAR ENDED
                                                               MARCH 31, 1999       MARCH 31, 1998
                                                              -----------------    -----------------
                                                              SHARES    DOLLARS    SHARES    DOLLARS
                                                              --------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    431     $ 4,431      594     $ 5,815
  Issued as reinvestment of dividends.......................      1          13       --          --
  Redeemed..................................................   (240)     (2,532)     (94)       (914)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................    192     $ 1,912      500     $ 4,901
                                                               ====     =======     ====     =======
INVESTOR A SHARES:
  Sold......................................................     48     $   476       66     $   643
  Issued as reinvestment of dividends.......................      3          33        3          34
  Redeemed..................................................    (77)       (777)     (24)       (234)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................    (26)    $  (268)      45     $   443
                                                               ====     =======     ====     =======
INVESTOR B SHARES:
  Sold......................................................    120     $ 1,210       52     $   505
  Issued as reinvestment of dividends.......................     31         314       36         357
  Redeemed..................................................   (114)     (1,157)    (260)     (2,552)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................     37     $   367     (172)    $(1,690)
                                                               ====     =======     ====     =======
INVESTOR C SHARES:
  Sold......................................................     --*    $    --*      --     $    --
  Issued as reinvestment of dividends.......................     --*         --*      --*          1
  Redeemed..................................................     --*         --*      (5)        (45)
                                                               ----     -------     ----     -------
  Net increase/(decrease)...................................     --     $    --       (5)    $   (44)
                                                               ====     =======     ====     =======
Total net increase/(decrease)...............................    203     $ 2,011      368     $ 3,610
                                                               ====     =======     ====     =======

---------------
* Amount represents less than $500 or 500 shares, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                NET INCREASE/
                                      NET ASSET                 NET REALIZED    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                        VALUE        NET       AND UNREALIZED     NET ASSET      FROM NET      FROM NET
                                      BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                      OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                      ------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/1999(c).............   $10.05       $0.41          $ 0.05           $0.46         $(0.41)           --
Year ended 3/31/1998................     9.95        0.42            0.10            0.52          (0.42)           --
Year ended 3/31/1997................     9.98        0.44           (0.03)           0.41          (0.44)           --
Period ended 3/31/1996(b)...........    10.03        0.15           (0.05)           0.10          (0.15)           --
Year ended 11/30/1995...............     9.69        0.44            0.34            0.78          (0.44)           --
Year ended 11/30/1994...............     9.96        0.38           (0.27)           0.11          (0.38)       $(0.00)#
INVESTOR A SHARES
Year ended 3/31/1999(c).............   $10.05       $0.39          $ 0.05           $0.44         $(0.39)           --
Year ended 3/31/1998................     9.95        0.40            0.10            0.50          (0.40)           --
Year ended 3/31/1997................     9.98        0.42           (0.03)           0.39          (0.42)           --
Period ended 3/31/1996(b)...........    10.03        0.14           (0.05)           0.09          (0.14)           --
Year ended 11/30/1995...............     9.69        0.42            0.34            0.76          (0.42)           --
Year ended 11/30/1994...............     9.96        0.36           (0.27)           0.09          (0.36)       $(0.00)#
INVESTOR B SHARES
Year ended 3/31/1999(c).............   $10.05       $0.38          $ 0.05           $0.43         $(0.38)           --
Year ended 3/31/1998................     9.95        0.39            0.10            0.49          (0.39)           --
Year ended 3/31/1997................     9.98        0.40           (0.03)           0.37          (0.40)           --
Period ended 3/31/1996(b)...........    10.03        0.13           (0.05)           0.08          (0.13)           --
Year ended 11/30/1995...............     9.69        0.40            0.34            0.74          (0.40)           --
Year ended 11/30/1994...............     9.96        0.34           (0.27)           0.07          (0.34)       $(0.00)#
INVESTOR C SHARES
Year ended 3/31/1999(c).............   $10.05       $0.40          $ 0.02           $0.42         $(0.37)           --
Year ended 3/31/1998................     9.95        0.39            0.10            0.49          (0.39)           --
Year ended 3/31/1997................     9.98        0.40           (0.03)           0.37          (0.40)           --
Period ended 3/31/1996(b)...........    10.03        0.14           (0.05)           0.09          (0.14)           --
Year ended 11/30/1995...............     9.69        0.42            0.34            0.76          (0.42)           --
Period ended 11/30/1994*............     9.84        0.19           (0.15)           0.04          (0.19)       $(0.00)#

---------------

 * Short-Term Municipal Income Investor C Shares commenced operations on May 19,1994.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
       $(0.41)       $10.10       4.71%     $79,002        0.40%(a)       4.11%         53%          0.80%
        (0.42)        10.05       5.33       70,740        0.40(a)        4.17          94            0.77
        (0.44)         9.95       4.15       61,072        0.40(a)        4.36          80            0.84
        (0.15)         9.98       0.96       48,511        0.40+(a)       4.37+         16            0.86+
        (0.44)        10.03       8.16       49,961        0.45(a)        4.38          82            0.93
        (0.38)         9.69       1.09       33,488        0.34(a)        3.83          57            0.80
       $(0.39)       $10.10       4.50%     $35,805        0.60%(a)       3.91%         53%          1.05%
        (0.40)        10.05       5.12       23,580        0.60(a)        3.97          94            0.97
        (0.42)         9.95       3.96        8,417        0.60(a)        4.16          80            1.04
        (0.14)         9.98       0.90        4,599        0.60+(a)       4.17+         16            1.06+
        (0.42)        10.03       7.95        3,741        0.65(a)        4.18          82            1.13
        (0.36)         9.69       0.90          217        0.52(a)        3.65          57            0.99
       $(0.38)       $10.10       4.34%     $13,931        0.75%(a)       3.76%         53%          1.80%
        (0.39)        10.05       4.96       13,753        0.75(a)        3.82          94            1.12
        (0.40)         9.95       3.78       10,655        0.75(a)        4.01          80            1.19
        (0.13)         9.98       0.84       13,859        0.75+(a)       4.02+         16            1.21+
        (0.40)        10.03       7.78        9,803        0.80(a)        4.03          82            1.28
        (0.34)         9.69       0.73       13,421        0.69(a)        3.48          57            1.15
       $(0.37)       $10.10       4.29%     $ 2,583        0.83%(a)       3.68%         53%          1.80%
        (0.39)        10.05       4.99        1,388        0.75(a)        3.82          94            1.12
        (0.40)         9.95       3.79        1,080        0.75(a)        4.01          80            1.19
        (0.14)         9.98       0.85        2,072        0.72+(a)       4.05+         16            1.18+
        (0.42)        10.03       7.95        1,953        0.70(a)        4.13          82            1.18
        (0.19)         9.69       0.45          323        0.59+(a)       3.58+         57            1.05+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                NET INCREASE/
                                      NET ASSET                 NET REALIZED    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                        VALUE        NET       AND UNREALIZED     NET ASSET      FROM NET      FROM NET
                                      BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                      OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                      ------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999...............    $10.30       $0.47          $ 0.07          $ 0.54         $(0.47)       $(0.07)
Year ended 3/31/1998...............     10.01        0.48            0.33            0.81          (0.48)        (0.04)
Year ended 3/31/1997...............     10.03        0.48           (0.02)           0.46          (0.48)           --
Period ended 3/31/1996(b)..........     10.17        0.16           (0.14)           0.02          (0.16)           --
Year ended 11/30/1995..............      9.24        0.48            0.93            1.41          (0.48)           --
Year ended 11/30/1994..............     10.11        0.45           (0.86)          (0.41)         (0.45)#       (0.01)
INVESTOR A SHARES
Year ended 3/31/1999...............    $10.30       $0.45          $ 0.07          $ 0.52         $(0.45)       $(0.07)
Year ended 3/31/1998...............     10.01        0.46            0.33            0.79          (0.46)        (0.04)
Year ended 3/31/1997...............     10.03        0.46           (0.02)           0.44          (0.46)           --
Period ended 3/31/1996(b)..........     10.17        0.15           (0.14)           0.01          (0.15)           --
Year ended 11/30/1995..............      9.24        0.47            0.93            1.40          (0.47)           --
Year ended 11/30/1994..............     10.11        0.42           (0.86)          (0.44)         (0.42)#       (0.01)
INVESTOR B SHARES
Year ended 3/31/1999...............    $10.30       $0.39          $ 0.07          $ 0.46         $(0.39)       $(0.07)
Year ended 3/31/1998...............     10.01        0.41            0.33            0.74          (0.41)        (0.04)
Year ended 3/31/1997...............     10.03        0.43           (0.02)           0.41          (0.43)           --
Period ended 3/31/1996(b)..........     10.17        0.14           (0.14)           0.00          (0.14)           --
Year ended 11/30/1995..............      9.24        0.43            0.93            1.36          (0.43)           --
Period ended 11/30/1994**..........     10.13        0.39           (0.88)          (0.49)         (0.39)#       (0.01)
INVESTOR C SHARES
Year ended 3/31/1999...............    $10.30       $0.40          $ 0.09          $ 0.49         $(0.42)       $(0.07)
Year ended 3/31/1998...............     10.01        0.42            0.33            0.75          (0.42)        (0.04)
Year ended 3/31/1997...............     10.03        0.43           (0.02)           0.41          (0.43)           --
Period ended 3/31/1996(b)..........     10.17        0.14           (0.14)           0.00          (0.14)           --
Year ended 11/30/1995..............      9.24        0.43            0.93            1.36          (0.43)           --
Period ended 11/30/1994**..........      9.35        0.03           (0.11)          (0.08)         (0.03)           --

---------------

 ** Intermediate Municipal Bond Investor B and Investor C Shares commenced operations on December 2, 1993 and November 3, 1994, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
       $(0.54)       $10.30       5.33%     $918,367       0.50%(a)       4.55%          40%         0.68%
        (0.52)        10.30       8.20       867,154       0.50(a)        4.65           47           0.74
        (0.48)        10.01       4.63       108,204       0.50(a)        4.74           21           0.81
        (0.16)        10.03       0.20        77,423       0.50+(a)       4.75+           4           0.83+
        (0.48)        10.17      15.60        73,897       0.45(a)        4.91           31           0.84
        (0.46)         9.24      (4.25)       38,055       0.35(a)        4.59           51           0.88
       $(0.52)       $10.30       5.12%     $ 16,149       0.70%(a)       4.35%          40%         0.93%
        (0.50)        10.30       7.99         6,487       0.70(a)        4.45           47           0.94
        (0.46)        10.01       4.42         2,067       0.70(a)        4.54           21           1.01
        (0.15)        10.03       0.13         1,500       0.70+(a)       4.55+           4           1.03+
        (0.47)        10.17      15.38         1,249       0.65(a)        4.71           31           1.04
        (0.43)         9.24      (4.48)          172       0.53(a)        4.41           51           1.06
       $(0.46)       $10.30       4.49%     $  2,556       1.30%(a)       3.75%          40%         1.68%
        (0.45)        10.30       7.50         2,023       1.20(a)        3.95           47           1.44
        (0.43)        10.01       4.12         1,481       1.00(a)        4.24           21           1.31
        (0.14)        10.03       0.03         1,623       1.00+(a)       4.25+           4           1.33+
        (0.43)        10.17      15.02         1,352       0.95(a)        4.41           31           1.34
        (0.40)         9.24      (5.00)          943       0.85+(a)       4.09+          51           1.38+
       $(0.49)       $10.30       4.80%     $  1,511       1.21%(a)       3.84%          40%         1.68%
        (0.46)        10.30       7.62         1,590       1.20(a)        3.95           47           1.44
        (0.43)        10.01       4.11           756       1.00(a)        4.24           21           1.31
        (0.14)        10.03       0.03           716       1.00+(a)       4.25+           4           1.33+
        (0.43)        10.17      14.96           359       0.95(a)        4.41           31           1.34
        (0.03)         9.24      (0.52)            2       0.85+(a)       4.09+          51           1.38+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                NET INCREASE/
                                     NET ASSET                 NET REALIZED     (DECREASE) IN    DIVIDENDS    DISTRIBUTIONS
                                       VALUE        NET       AND UNREALIZED      NET ASSET       FROM NET      FROM NET
                                     BEGINNING   INVESTMENT   GAIN/(LOSS) ON     VALUE FROM      INVESTMENT     REALIZED
                                     OF PERIOD     INCOME      INVESTMENTS       OPERATIONS        INCOME     CAPITAL GAINS
                                     --------------------------------------------------------------------------------------
MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/1999...............   $11.46       $0.54          $ 0.07           $ 0.61          $(0.54)       $(0.05)
Year ended 3/31/1998...............    10.89        0.57            0.62             1.19           (0.57)        (0.05)
Year ended 3/31/1997...............    10.84        0.59            0.05             0.64           (0.59)           --
Period ended 3/31/1996(b)..........    11.08        0.20           (0.24)           (0.04)          (0.20)           --
Year ended 11/30/1995..............     9.64        0.59            1.44             2.03           (0.59)           --
Year ended 11/30/1994..............    11.33        0.57           (1.44)           (0.87)          (0.57)#       (0.25)
INVESTOR A SHARES
Year ended 3/31/1999...............   $11.46       $0.52          $ 0.07           $ 0.59          $(0.52)       $(0.05)
Year ended 3/31/1998...............    10.89        0.54            0.62             1.16           (0.54)        (0.05)
Year ended 3/31/1997...............    10.84        0.57            0.05             0.62           (0.57)           --
Period ended 3/31/1996(b)..........    11.08        0.19           (0.24)           (0.05)          (0.19)           --
Year ended 11/30/1995..............     9.64        0.57            1.44             2.01           (0.57)           --
Year ended 11/30/1994..............    11.33        0.55           (1.44)           (0.89)          (0.55)#       (0.25)
INVESTOR B SHARES
Year ended 3/31/1999...............   $11.46       $0.44          $ 0.08           $ 0.52          $(0.45)       $(0.05)
Year ended 3/31/1998...............    10.89        0.48            0.62             1.10           (0.48)        (0.05)
Year ended 3/31/1997...............    10.84        0.51            0.05             0.56           (0.51)           --
Period ended 3/31/1996(b)..........    11.08        0.17           (0.24)           (0.07)          (0.17)           --
Year ended 11/30/1995..............     9.64        0.51            1.44             1.95           (0.51)           --
Year ended 11/30/1994..............    11.33        0.49           (1.44)           (0.95)          (0.49)#       (0.25)
INVESTOR C SHARES
Year ended 3/31/1999...............   $11.46       $0.46          $ 0.07           $ 0.53          $(0.46)       $(0.05)
Year ended 3/31/1998...............    10.89        0.49            0.62             1.11           (0.49)        (0.05)
Year ended 3/31/1997...............    10.84        0.53            0.05             0.58           (0.53)           --
Period ended 3/31/1996(b)..........    11.08        0.18           (0.24)           (0.06)          (0.18)           --
Year ended 11/30/1995..............     9.64        0.51            1.44             1.95           (0.51)           --
Year ended 11/30/1994..............    11.33        0.49           (1.44)           (0.95)          (0.49)#       (0.25)

---------------

  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                       RATIO OF                                AND/OR EXPENSE
                                                                       OPERATING                               REIMBURSEMENTS
                                                                      EXPENSES TO                              ---------------
                                                         RATIO OF       AVERAGE     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING    NET ASSETS     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCLUDING       INCOME      PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE      INTEREST      TO AVERAGE    TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     EXPENSES      NET ASSETS      RATE        NET ASSETS
    --------------------------------------------------------------------------------------------------------------------------
       $(0.59)       $11.48       5.42%     $635,629       0.60%           --           4.71%         11%           0.80%
        (0.62)        11.46      11.12       456,485       0.60           (a)           4.97          38            0.84
        (0.59)        10.89       6.03        77,260       0.60           (a)           5.41          25            0.91
        (0.20)        10.84      (0.41)       68,022       0.60+          (a)           5.35+          4            0.91+
        (0.59)        11.08      21.55        68,836       0.60           (a)           5.63          49            0.88
        (0.82)         9.64      (8.17)       59,279       0.61          0.62%          5.42          63            0.90
       $(0.57)       $11.48       5.21%     $ 28,625       0.80%           --           4.51%         11%           1.05%
        (0.59)        11.46      10.89        19,226       0.80           (a)           4.77          38            1.04
        (0.57)        10.89       5.82        15,075       0.80           (a)           5.21          25            1.11
        (0.19)        10.84      (0.47)       26,085       0.80+          (a)           5.15+          4            1.11+
        (0.57)        11.08      21.31        27,963       0.80           (a)           5.43          49            1.08
        (0.80)         9.64      (8.34)       23,754       0.79          0.80%          5.24          63            1.08
       $(0.50)       $11.48       4.53%     $ 13,810       1.45%           --           3.86%         11%           1.80%
        (0.53)        11.46      10.23        15,383       1.42           (a)           4.15          38            1.66
        (0.51)        10.89       5.24        14,615       1.35           (a)           4.66          25            1.66
        (0.17)        10.84      (0.66)       16,870       1.35+          (a)           4.60+          4            1.66+
        (0.51)        11.08      20.65        18,165       1.35           (a)           4.88          49            1.63
        (0.74)         9.64      (8.86)       17,101       1.36          1.37%          4.67          63            1.65
       $(0.51)       $11.48       4.64%     $  2,150       1.36%           --           3.95%         11%           1.80%
        (0.54)        11.46      10.37         2,444       1.33           (a)           4.24          38            1.57
        (0.53)        10.89       5.50         1,713       1.10           (a)           4.91          25            1.41
        (0.18)        10.84      (0.60)        2,173       1.16+          (a)           4.79+          4           1.47+
        (0.51)        11.08      20.65         2,268       1.35           (a)           4.88          49            1.63
        (0.74)         9.64      (8.86)        3,064       1.36          1.37%          4.67          63            1.65

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                NET INCREASE/
                                     NET ASSET                 NET REALIZED     (DECREASE) IN    DIVIDENDS    DISTRIBUTIONS
                                       VALUE        NET       AND UNREALIZED      NET ASSET       FROM NET      FROM NET
                                     BEGINNING   INVESTMENT   GAIN/(LOSS) ON     VALUE FROM      INVESTMENT     REALIZED
                                     OF PERIOD     INCOME      INVESTMENTS       OPERATIONS        INCOME     CAPITAL GAINS
                                     --------------------------------------------------------------------------------------
FLORIDA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999...............   $10.77       $0.50          $ 0.02           $ 0.52          $(0.50)           --
Year ended 3/31/1998...............    10.40        0.50            0.37             0.87           (0.50)           --
Year ended 3/31/1997...............    10.46        0.49           (0.06)            0.43           (0.49)           --
Period ended 3/31/1996(b)..........    10.63        0.17           (0.17)            0.00           (0.17)           --
Year ended 11/30/1995..............     9.61        0.48            1.02             1.50           (0.48)           --
Year ended 11/30/1994..............    10.50        0.45           (0.88)           (0.43)          (0.45)#      $(0.01)
INVESTOR A SHARES
Year ended 3/31/1999...............   $10.77       $0.48          $ 0.02           $ 0.50          $(0.48)           --
Year ended 3/31/1998...............    10.40        0.48            0.37             0.85           (0.48)           --
Year ended 3/31/1997...............    10.46        0.47           (0.06)            0.41           (0.47)           --
Period ended 3/31/1996(b)..........    10.63        0.16           (0.17)           (0.01)          (0.16)           --
Year ended 11/30/1995..............     9.61        0.46            1.02             1.48           (0.46)           --
Year ended 11/30/1994..............    10.50        0.43           (0.88)           (0.45)          (0.43)#      $(0.01)
INVESTOR B SHARES
Year ended 3/31/1999...............   $10.77       $0.42          $ 0.02           $ 0.44          $(0.42)           --
Year ended 3/31/1998...............    10.40        0.43            0.37             0.80           (0.43)           --
Year ended 3/31/1997...............    10.46        0.44           (0.06)            0.38           (0.44)           --
Period ended 3/31/1996(b)..........    10.63        0.15           (0.17)           (0.02)          (0.15)           --
Year ended 11/30/1995..............     9.61        0.43            1.02             1.45           (0.43)           --
Year ended 11/30/1994..............    10.50        0.40           (0.88)           (0.48)          (0.40)#      $(0.01)
INVESTOR C SHARES
Year ended 3/31/1999...............   $10.77       $0.41          $ 0.03           $ 0.44          $(0.42)           --
Year ended 3/31/1998(c)............    10.40        0.43            0.37             0.80           (0.43)           --
Year ended 3/31/1997...............    10.46        0.44           (0.06)            0.38           (0.44)           --
Period ended 3/31/1996(b)..........    10.63        0.15           (0.17)           (0.02)          (0.15)           --
Year ended 11/30/1995..............     9.61        0.43            1.02             1.45           (0.43)           --
Year ended 11/30/1994..............    10.50        0.39           (0.88)           (0.49)          (0.39)#      $(0.01)

---------------

  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
    ------------------------------------------------------------------------------------------------------------
       $(0.50)       $10.79       4.95%     $234,530       0.50%          4.65%         14%           0.72%
        (0.50)        10.77       8.55       203,710       0.50(a)        4.74          13            0.76
        (0.49)        10.40       4.22        51,748       0.50(a)        4.72          16            0.81
        (0.17)        10.46      (0.06)       44,988       0.50+(a)      4.66+          18           0.86+
        (0.48)        10.63      15.92        44,038       0.55(a)        4.70          27            0.81
        (0.46)         9.61      (4.26)       42,717       0.55(a)        4.44          34            0.76
       $(0.48)       $10.79       4.74%     $ 12,783       0.70%          4.45%         14%           0.97%
        (0.48)        10.77       8.34         7,205       0.70(a)        4.54          13            0.96
        (0.47)        10.40       4.01         2,142       0.70(a)        4.52          16            1.01
        (0.16)        10.46      (0.13)        2,029       0.70+(a)      4.46+          18           1.06+
        (0.46)        10.63      15.68         2,292       0.75(a)        4.50          27            1.01
        (0.44)         9.61      (4.43)        2,114       0.73(a)        4.26          34            0.94
       $(0.42)       $10.79       4.11%     $  5,090       1.30%          3.85%         14%           1.72%
        (0.43)        10.77       7.80         3,606       1.20(a)        4.04          13            1.46
        (0.44)        10.40       3.70         3,488       1.00(a)        4.22          16            1.31
        (0.15)        10.46      (0.23)        4,001    1.00+(a)         4.16+          18           1.36+
        (0.43)        10.63      15.34         4,775       1.05(a)        4.20          27            1.31
        (0.41)         9.61      (4.73)        4,691       1.05(a)        3.94          34            1.26
       $(0.42)       $10.79       4.10%     $  1,416       1.36%          3.79%         14%           1.72%
        (0.43)        10.77       7.80           188       1.20(a)        4.04          13            1.46
        (0.44)        10.40       3.71           272       1.00(a)        4.22          16            1.31
        (0.15)        10.46      (0.23)          275       1.00+(a)       4.16+         18            1.36+
        (0.43)        10.63      15.34           277       1.05(a)        4.20          27            1.31
        (0.40)         9.61      (4.81)          614       1.13(a)        3.86          34            1.34

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                              NET INCREASE/
                                              NET ASSET                     NET REALIZED      (DECREASE) IN     DIVIDENDS
                                                VALUE          NET         AND UNREALIZED       NET ASSET        FROM NET
                                              BEGINNING     INVESTMENT     GAIN/(LOSS) ON      VALUE FROM       INVESTMENT
                                              OF PERIOD       INCOME        INVESTMENTS        OPERATIONS         INCOME
                                              ----------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999........................    $9.99         $0.48            $ 0.00            $ 0.48           $(0.48)
Year ended 3/31/1998........................     9.48          0.48              0.51              0.99            (0.48)
Year ended 3/31/1997........................     9.47          0.48              0.01              0.49            (0.48)
Period ended 3/31/1996(b)...................     9.76          0.16             (0.29)            (0.13)           (0.16)
Year ended 11/30/1995.......................     8.40          0.51              1.36              1.87            (0.51)
Period ended 11/30/1994*....................     9.93          0.49             (1.53)            (1.04)           (0.49)
INVESTOR A SHARES
Year ended 3/31/1999........................    $9.99         $0.46            $ 0.00            $ 0.46           $(0.46)
Year ended 3/31/1998........................     9.48          0.46              0.51              0.97            (0.46)
Year ended 3/31/1997........................     9.47          0.46              0.01              0.47            (0.46)
Period ended 3/31/1996(b)...................     9.76          0.15             (0.29)            (0.14)           (0.15)
Year ended 11/30/1995.......................     8.40          0.49              1.36              1.85            (0.49)
Period ended 11/30/1994*....................     9.98          0.47             (1.58)            (1.11)           (0.47)
INVESTOR B SHARES
Year ended 3/31/1999........................    $9.99         $0.40            $ 0.00            $ 0.40           $(0.40)
Year ended 3/31/1998........................     9.48          0.40              0.51              0.91            (0.40)
Year ended 3/31/1997........................     9.47          0.41              0.01              0.42            (0.41)
Period ended 3/31/1996(b)...................     9.76          0.14             (0.29)            (0.15)           (0.14)
Year ended 11/30/1995.......................     8.40          0.44              1.36              1.80            (0.44)
Year ended 11/30/1994.......................     9.73          0.45             (1.33)            (0.88)           (0.45)
INVESTOR C SHARES
Year ended 3/31/1999(c).....................    $9.99         $0.37            $ 0.03            $ 0.40           $(0.40)
Year ended 3/31/1998(c).....................     9.48          0.41              0.51              0.92            (0.41)
Year ended 3/31/1997........................     9.47          0.44              0.01              0.45            (0.44)
Period ended 3/31/1996(b)...................     9.76          0.14             (0.29)            (0.15)           (0.14)
Year ended 11/30/1995.......................     8.40          0.44              1.36              1.80            (0.44)
Period ended 11/30/1994*....................     8.47          0.03             (0.07)            (0.04)           (0.03)

---------------

 * Florida Municipal Bond Primary A, Investor A and Investor C Shares commenced operations on December 13, 1993, December 10, 1993 and November 3, 1994, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                 WITHOUT WAIVERS
                                                                                 AND/OR EXPENSE
                                                                                 REIMBURSEMENTS
                                                                                 ---------------
                                         RATIO OF     RATIO OF NET                  RATIO OF
    NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
     END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
     PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------
      $9.99        4.90%    $77,197        0.60%(a)       4.80%         16%          0.85%
       9.99       10.60      27,378     0.60(a)           4.85          19            0.90
       9.48        5.29      16,702     0.60(a)           5.07          23            0.93
       9.47       (1.33)     13,044        0.60+(a)       5.03+          7            0.96+
       9.76       22.69      11,219     0.39(a)           5.44          13            0.95
       8.40      (10.70)      4,258        0.21+(a)       5.55+         46            0.91+
      $9.99        4.69%    $65,373        0.80%(a)       4.60%         16%          1.10%
       9.99       10.38       2,027     0.80(a)           4.65          19            1.10
       9.48        5.09       1,781     0.80(a)           4.87          23            1.13
       9.47       (1.40)      1,836        0.80+(a)       4.83+          7            1.16+
       9.76       22.45       1,787        0.59           5.24          13            1.15
       8.40      (11.35)      1,024        0.39+(a)       5.37+         46            1.09+
      $9.99        4.01%    $15,435        1.45%(a)       3.95%         16%          1.85%
       9.99        9.71      17,048     1.42(a)           4.03          19            1.72
       9.48        4.52      19,751     1.35(a)           4.32          23            1.68
       9.47       (1.58)     23,947        1.35+(a)       4.28+          7            1.71+
       9.76       21.78      25,398     1.14(a)           4.69          13            1.70
       8.40       (9.37)     19,868     0.96(a)           4.80          46            1.66
      $9.99        4.01%    $    23        1.53%(a)       3.87%         16%          1.85%
       9.99        9.83           3     1.33(a)           4.12          19            1.63
       9.48        4.78          40     1.10(a)           4.57          23            1.43
       9.47       (1.52)         38        1.15+(a)       4.48+          7            1.51+
       9.76       21.80          38     1.14(a)           4.69          13            1.70
       8.40       (0.43)          2        0.96+(a)       4.80+         46            1.66+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                              NET INCREASE/
                                 NET ASSET                   NET REALIZED     (DECREASE) IN    DIVIDENDS     DISTRIBUTIONS
                                   VALUE         NET        AND UNREALIZED      NET ASSET       FROM NET       FROM NET
                                 BEGINNING    INVESTMENT    GAIN/(LOSS) ON     VALUE FROM      INVESTMENT      REALIZED
                                 OF PERIOD      INCOME       INVESTMENTS       OPERATIONS        INCOME      CAPITAL GAINS
                                 -----------------------------------------------------------------------------------------
GEORGIA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999...........   $10.92        $0.49           $ 0.07           $ 0.56          $(0.50)        $(0.04)
Year ended 3/31/1998...........    10.58         0.49             0.38             0.87           (0.49)         (0.04)
Year ended 3/31/1997...........    10.63         0.50            (0.05)            0.45           (0.50)            --
Period ended 3/31/1996(b)......    10.81         0.17            (0.18)           (0.01)          (0.17)            --
Year ended 11/30/1995..........     9.82         0.50             0.99             1.49           (0.50)            --
Year ended 11/30/1994..........    10.82         0.49            (0.98)           (0.49)          (0.49)#        (0.02)
INVESTOR A SHARES
Year ended 3/31/1999...........   $10.92        $0.47           $ 0.06           $ 0.53          $(0.47)        $(0.04)
Year ended 3/31/1998...........    10.58         0.47             0.38             0.85           (0.47)         (0.04)
Year ended 3/31/1997...........    10.63         0.48            (0.05)            0.43           (0.48)            --
Period ended 3/31/1996(b)......    10.81         0.16            (0.18)           (0.02)          (0.16)            --
Year ended 11/30/1995..........     9.82         0.48             0.99             1.47           (0.48)            --
Year ended 11/30/1994..........    10.82         0.47            (0.98)           (0.51)          (0.47)#        (0.02)
INVESTOR B SHARES
Year ended 3/31/1999...........   $10.92        $0.41           $ 0.06           $ 0.47          $(0.41)        $(0.04)
Year ended 3/31/1998...........    10.58         0.42             0.38             0.80           (0.42)         (0.04)
Year ended 3/31/1997...........    10.63         0.45            (0.05)            0.40           (0.45)            --
Period ended 3/31/1996(b)......    10.81         0.15            (0.18)           (0.03)          (0.15)            --
Year ended 11/30/1995..........     9.82         0.45             0.99             1.44           (0.45)            --
Year ended 11/30/1994..........    10.82         0.44            (0.98)           (0.54)          (0.44)#        (0.02)
INVESTOR C SHARES
Year ended 3/31/1999...........   $10.92        $0.41           $ 0.05           $ 0.46          $(0.40)        $(0.04)
Year ended 3/31/1998(c)........    10.58         0.42             0.38             0.80           (0.42)         (0.04)
Year ended 3/31/1997...........    10.63         0.45            (0.05)            0.40           (0.45)            --
Period ended 3/31/1996(b)......    10.81         0.15            (0.18)           (0.03)          (0.15)            --
Year ended 11/30/1995..........     9.82         0.45             0.99             1.44           (0.45)            --
Year ended 11/30/1994..........    10.82         0.43            (0.98)           (0.55)          (0.43)#        (0.02)

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                       RATIO OF                                AND/OR EXPENSE
                                                                       OPERATING                               REIMBURSEMENTS
                                                                      EXPENSES TO                              ---------------
                                                         RATIO OF       AVERAGE     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING    NET ASSETS     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCLUDING     INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE      INTEREST       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     EXPENSES      NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
       $(0.54)       $10.94       5.20%     $132,016       0.50%          (a)           4.51%          14%            0.73%
        (0.53)        10.92       8.45       125,654       0.50           (a)           4.54           25             0.75
        (0.50)        10.58       4.33        43,470       0.50           (a)           4.72            9             0.80
        (0.17)        10.63      (0.13)       38,222       0.50+          (a)           4.67+           3             0.83+
        (0.50)        10.81      15.42        40,383       0.55           (a)           4.76           17             0.80
        (0.51)         9.82      (4.70)       33,111       0.54          0.55%          4.74           22             0.75
       $(0.51)       $10.94       4.99%     $ 19,674       0.70%          (a)           4.31%          14%            0.98%
        (0.51)        10.92       8.24         9,446       0.70           (a)           4.34           25             0.95
        (0.48)        10.58       4.12         8,810       0.70           (a)           4.52            9             1.00
        (0.16)        10.63      (0.19)        8,625       0.70+          (a)           4.47+           3             1.03+
        (0.48)        10.81      15.20         9,175       0.75           (a)           4.56           17             1.00
        (0.49)         9.82      (4.87)       10,401       0.72          0.73%          4.56           22             0.93
       $(0.45)       $10.94       4.37%     $  8,310       1.30%          (a)           3.71%          14%            1.73%
        (0.46)        10.92       7.70         7,378       1.20           (a)           3.84           25             1.45
        (0.45)        10.58       3.81         7,601       1.00           (a)           4.22            9             1.30
        (0.15)        10.63      (0.29)        8,098       1.00+          (a)           4.17+           3             1.33+
        (0.45)        10.81      14.85         8,160       1.05           (a)           4.26           17             1.30
        (0.46)         9.82      (5.17)        7,269       1.04          1.05%          4.24           22             1.25
       $(0.44)       $10.94       4.35%     $    886       1.31%          (a)           3.70%          14%            1.73%
        (0.46)        10.92       7.70         1,034       1.20           (a)           3.84           25             1.45
        (0.45)        10.58       3.81         1,983       1.00           (a)           4.22            9             1.30
        (0.15)        10.63      (0.29)        2,445       1.00+          (a)           4.17+           3             1.33+
        (0.45)        10.81      14.85         2,606       1.05           (a)           4.26           17             1.30
        (0.45)         9.82      (5.25)        2,397       1.12          1.13%          4.16           22             1.33

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                             NET INCREASE/
                                          NET ASSET                       NET REALIZED       (DECREASE) IN      DIVIDENDS
                                            VALUE           NET          AND UNREALIZED        NET ASSET         FROM NET
                                          BEGINNING      INVESTMENT      GAIN/(LOSS) ON       VALUE FROM        INVESTMENT
                                          OF PERIOD        INCOME         INVESTMENTS         OPERATIONS          INCOME
                                          --------------------------------------------------------------------------------
GEORGIA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999....................   $10.00          $0.46             $ 0.12             $ 0.58            $(0.46)
Year ended 3/31/1998....................     9.50           0.47               0.50               0.97             (0.47)
Year ended 3/31/1997....................     9.48           0.47               0.02               0.49             (0.47)
Period ended 3/31/1996(b)...............     9.72           0.16              (0.24)             (0.08)            (0.16)
Year ended 11/30/1995...................     8.38           0.51               1.34               1.85             (0.51)
Period ended 11/30/1994*................    10.02           0.46              (1.64)             (1.18)            (0.46)
INVESTOR A SHARES
Year ended 3/31/1999....................   $10.00          $0.44             $ 0.12             $ 0.56            $(0.44)
Year ended 3/31/1998....................     9.50           0.45               0.50               0.95             (0.45)
Year ended 3/31/1997....................     9.48           0.45               0.02               0.47             (0.45)
Period ended 3/31/1996(b)...............     9.72           0.14              (0.24)             (0.10)            (0.14)
Year ended 11/30/1995...................     8.38           0.49               1.34               1.83             (0.49)
Period ended 11/30/1994*................     9.99           0.47              (1.61)             (1.14)            (0.47)
INVESTOR B SHARES
Year ended 3/31/1999....................   $10.00          $0.37             $ 0.12             $ 0.49            $(0.37)
Year ended 3/31/1998....................     9.50           0.39               0.50               0.89             (0.39)
Year ended 3/31/1997....................     9.48           0.40               0.02               0.42             (0.40)
Period ended 3/31/1996(b)...............     9.72           0.14              (0.24)             (0.10)            (0.14)
Year ended 11/30/1995...................     8.38           0.44               1.34               1.78             (0.44)
Year ended 11/30/1994...................     9.81           0.45              (1.43)             (0.98)            (0.45)
INVESTOR C SHARES
Year ended 3/31/1999....................   $10.00          $0.37             $ 0.12             $ 0.49            $(0.37)
Year ended 3/31/1998(c).................     9.50           0.40               0.50               0.90             (0.40)
Year ended 3/31/1997....................     9.48           0.42               0.02               0.44             (0.42)
Period ended 3/31/1996(b)...............     9.72           0.14              (0.24)             (0.10)            (0.14)
Year ended 11/30/1995...................     8.38           0.44               1.34               1.78             (0.44)
Period ended 11/30/1994*................     8.45           0.03              (0.07)             (0.04)            (0.03)

---------------

 * Georgia Municipal Bond Primary A, Investor A and Investor C Shares commenced operations on January 13, 1994, December 30, 1993 and November 3, 1994, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                 WITHOUT WAIVERS
                                                                                 AND/OR EXPENSE
                                                                                 REIMBURSEMENTS
                                                                                 ---------------
                                         RATIO OF     RATIO OF NET                  RATIO OF
    NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
     END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
     PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------
     $10.12        5.89%    $ 9,719        0.60%          4.53%         17%          1.18%
      10.00       10.43       8,138     0.60(a)           4.82          30            1.02
       9.50        5.29       5,550     0.60(a)           4.96          19            1.05
       9.48       (0.84)      2,068        0.60+(a)       4.96+          7            1.14+
       9.72       22.48       2,628     0.40(a)           5.42          26            1.09
       8.38      (12.07)        232        0.21+(a)       5.60+         35            1.04+
     $10.12        5.68%    $ 2,611        0.80%          4.33%         17%          1.43%
      10.00       10.22         483     0.80(a)           4.62          30            1.22
       9.50        5.05         208     0.80(a)           4.76          19            1.25
       9.48       (1.08)          7        0.80+(a)       4.76+          7            1.34+
       9.72       22.25           7     0.60(a)           5.22          26            1.29
       8.38      (11.71)          6        0.39+(a)       5.42+         35            1.22+
     $10.12        5.00%    $11,348        1.45%          3.68%         17%          2.18%
      10.00        9.54      10,052     1.42(a)           4.00          30            1.84
       9.50        4.50      10,182     1.35(a)           4.21          19            1.80
       9.48       (1.09)     12,254        1.35+(a)       4.21+          7            1.89+
       9.72       21.58      13,017     1.15(a)           4.67          26            1.84
       8.38      (10.28)      9,500     0.96(a)           4.85          35            1.79
     $10.12        4.97%    $     3        1.49%          3.64%         17%          2.18%
      10.00        9.64          27     1.33(a)           4.09          30            1.75
       9.50        4.77          72     1.10(a)           4.46          19            1.55
       9.48       (1.03)         69        1.16+(a)       4.40+          7            1.70+
       9.72       21.59          69     1.15(a)           4.67          26            1.84
       8.38       (0.44)          2        0.96+(a)       4.85+         35            1.79+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                NET INCREASE/
                                     NET ASSET                 NET REALIZED     (DECREASE) IN    DIVIDENDS    DISTRIBUTIONS
                                       VALUE        NET       AND UNREALIZED      NET ASSET       FROM NET      FROM NET
                                     BEGINNING   INVESTMENT   GAIN/(LOSS) ON     VALUE FROM      INVESTMENT     REALIZED
                                     OF PERIOD     INCOME      INVESTMENTS       OPERATIONS        INCOME     CAPITAL GAINS
                                     --------------------------------------------------------------------------------------
MARYLAND INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999...............   $11.01       $0.50          $ 0.06           $ 0.56          $(0.50)           --
Year ended 3/31/1998...............    10.70        0.51            0.31             0.82           (0.51)           --
Year ended 3/31/1997...............    10.80        0.51           (0.10)            0.41           (0.51)           --
Period ended 3/31/1996(b)..........    10.95        0.17           (0.15)            0.02           (0.17)           --
Year ended 11/30/1995..............    10.00        0.51            0.98             1.49           (0.51)       $(0.03)
Year ended 11/30/1994..............    11.09        0.50           (0.99)           (0.49)          (0.50)        (0.10)
INVESTOR A SHARES
Year ended 3/31/1999...............   $11.01       $0.48          $ 0.06           $ 0.54          $(0.48)           --
Year ended 3/31/1998...............    10.70        0.49            0.31             0.80           (0.49)           --
Year ended 3/31/1997...............    10.80        0.48           (0.10)            0.38           (0.48)           --
Period ended 3/31/1996(b)..........    10.95        0.16           (0.15)            0.01           (0.16)           --
Year ended 11/30/1995..............    10.00        0.48            0.98             1.46           (0.48)       $(0.03)
Year ended 11/30/1994..............    11.09        0.48           (0.99)           (0.51)          (0.48)        (0.10)
INVESTOR B SHARES
Year ended 3/31/1999...............   $11.01       $0.41          $ 0.06           $ 0.47          $(0.41)           --
Year ended 3/31/1998...............    10.70        0.43            0.31             0.74           (0.43)           --
Year ended 3/31/1997...............    10.80        0.45           (0.10)            0.35           (0.45)           --
Period ended 3/31/1996(b)..........    10.95        0.15           (0.15)            0.00           (0.15)           --
Year ended 11/30/1995..............    10.00        0.45            0.98             1.43           (0.45)       $(0.03)
Year ended 11/30/1994..............    11.09        0.45           (0.99)           (0.54)          (0.45)        (0.10)
INVESTOR C SHARES
Year ended 3/31/1999...............   $11.01       $0.41          $ 0.06           $ 0.47          $(0.41)           --
Year ended 3/31/1998...............    10.70        0.43            0.31             0.74           (0.43)           --
Year ended 3/31/1997...............    10.80        0.45           (0.10)            0.35           (0.45)           --
Period ended 3/31/1996(b)..........    10.95        0.15           (0.15)            0.00           (0.15)           --
Year ended 11/30/1995..............    10.00        0.45            0.98             1.43           (0.45)       $(0.03)
Year ended 11/30/1994..............    11.09        0.44           (0.99)           (0.55)          (0.44)        (0.10)

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                         RATIO OF     RATIO OF NET                   RATE OF
    DISTRIBUTIONS       TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
    IN EXCESS OF      DIVIDENDS       VALUE                  END OF     EXPENSES TO      INCOME      PORTFOLIO     EXPENSES TO
    NET REALIZED         AND         END OF      TOTAL       PERIOD       AVERAGE      TO AVERAGE    TURNOVER        AVERAGE
    CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
    ----------------------------------------------------------------------------------------------------------------------------
           --          $(0.50)       $11.07       5.17%     $183,356       0.50%          4.51%         22%           0.74%
           --           (0.51)        11.01       7.83        84,715       0.50           4.63          12            0.80
           --           (0.51)        10.70       3.83        63,549       0.50(a)        4.70          10            0.78
           --           (0.17)        10.80       0.16        61,337       0.50+(a)       4.62+          4            0.81+
           --           (0.54)        10.95      15.16        62,460       0.55(a)        4.76          11            0.80
       $(0.00)#         (0.60)        10.00      (4.64)       61,349       0.53(a)        4.73          22            0.73
           --          $(0.48)       $11.07       4.96%     $ 17,166       0.70%          4.31%         22%           0.99%
           --           (0.49)        11.01       7.61        15,558       0.70           4.43          12            1.00
           --           (0.48)        10.70       3.62        14,988       0.70(a)        4.50          10            0.98
           --           (0.16)        10.80       0.09        19,456       0.70+(a)       4.42+          4            1.01+
           --           (0.51)        10.95      14.94        21,208       0.75(a)        4.56          11            1.00
       $(0.00)#         (0.58)        10.00      (4.82)       22,145       0.71(a)        4.55          22            0.91
           --          $(0.41)       $11.07       4.33%     $  5,989       1.30%          3.71%         22%           1.74%
           --           (0.43)        11.01       7.07         4,804       1.20           3.93          12            1.50
           --           (0.45)        10.70       3.31         4,299       1.00(a)        4.20          10            1.28
           --           (0.15)        10.80      (0.01)        4,500       1.00+(a)       4.12+          4            1.31+
           --           (0.48)        10.95      14.59         4,485       1.05(a)        4.26          11            1.30
       $(0.00)#         (0.55)        10.00      (5.12)        4,368       1.03(a)        4.23          22            1.23
           --          $(0.41)       $11.07       4.31%     $    561       1.32%          3.69%         22%           1.74%
           --           (0.43)        11.01       7.07           840       1.20           3.93          12            1.50
           --           (0.45)        10.70       3.31         2,017       1.00(a)         4.2          10            1.28
           --           (0.15)        10.80      (0.01)        2,900       1.00+(a)       4.12+          4            1.31+
           --           (0.48)        10.95      14.59         2,808       1.05(a)        4.26          11            1.30
       $(0.00)#         (0.54)        10.00      (5.20)        2,570       1.11(a)        4.15          22            1.31

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                NET INCREASE/
                                     NET ASSET                 NET REALIZED     (DECREASE) IN    DIVIDENDS    DISTRIBUTIONS
                                       VALUE        NET       AND UNREALIZED      NET ASSET       FROM NET      FROM NET
                                     BEGINNING   INVESTMENT   GAIN/(LOSS) ON     VALUE FROM      INVESTMENT     REALIZED
                                     OF PERIOD     INCOME      INVESTMENTS       OPERATIONS        INCOME     CAPITAL GAINS
                                     --------------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999...............    $9.94       $0.43          $ 0.05           $ 0.48          $(0.43)       $(0.00)#
Year ended 3/31/1998...............     9.41        0.45            0.53             0.98           (0.45)           --
Year ended 3/31/1997...............     9.39        0.46            0.02             0.48           (0.46)           --
Period ended 3/31/1996(b)..........     9.63        0.15           (0.24)           (0.09)          (0.15)           --
Year ended 11/30/1995..............     8.37        0.48            1.26             1.74           (0.48)           --
Period ended 11/30/1994*...........     8.90        0.11           (0.53)           (0.42)          (0.11)           --
INVESTOR A SHARES
Year ended 3/31/1999...............    $9.94       $0.41          $ 0.05           $ 0.46          $(0.41)       $(0.00)#
Year ended 3/31/1998...............     9.41        0.43            0.53             0.96           (0.43)           --
Year ended 3/31/1997...............     9.39        0.44            0.02             0.46           (0.44)           --
Period ended 3/31/1996(b)..........     9.63        0.14           (0.24)           (0.10)          (0.14)           --
Year ended 11/30/1995..............     8.37        0.46            1.26             1.72           (0.46)           --
Year ended 11/30/1994..............     9.77        0.49           (1.40)           (0.91)          (0.49)           --
INVESTOR B SHARES
Year ended 3/31/1999...............    $9.94       $0.35          $ 0.05           $ 0.40          $(0.35)       $(0.00)#
Year ended 3/31/1998...............     9.41        0.37            0.53             0.90           (0.37)           --
Year ended 3/31/1997...............     9.39        0.39            0.02             0.41           (0.39)           --
Period ended 3/31/1996(b)..........     9.63        0.13           (0.24)           (0.11)          (0.13)           --
Year ended 11/30/1995..............     8.37        0.41            1.26             1.67           (0.41)           --
Year ended 11/30/1994..............     9.77        0.44           (1.40)           (0.96)          (0.44)           --
INVESTOR C SHARES
Year ended 3/31/1999...............    $9.94       $0.34          $ 0.05           $ 0.39          $(0.34)       $(0.00)#
Year ended 3/31/1998...............     9.41        0.39            0.53             0.92           (0.39)           --
Year ended 3/31/1997...............     9.39        0.42            0.02             0.44           (0.42)           --
Period ended 3/31/1996(b)..........     9.63        0.13           (0.24)           (0.11)          (0.13)           --
Year ended 11/30/1995..............     8.37        0.41            1.26             1.67           (0.41)           --
Period ended 11/30/1994*...........     8.44        0.03           (0.07)           (0.04)          (0.03)           --

---------------

 * Maryland Municipal Bond Primary A and Investor C Shares commenced operations on September 20, 1994 and November 3, 1994, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
    ------------------------------------------------------------------------------------------------------------
       $(0.43)        $9.99        4.92%    $17,033        0.60%          4.29%         22%           1.07%
        (0.45)         9.94       10.62       9,049        0.60           4.61          17            1.07
        (0.46)         9.41        5.20       4,596        0.60           4.88          18            1.12
        (0.15)         9.39       (0.95)      2,788        0.60+          4.72+          7            1.23+
        (0.48)         9.63       21.23       2,595        0.40           5.14          11            1.26
        (0.11)         8.37       (4.89)         39        0.21+(a)       5.48+         39            1.30+
       $(0.41)        $9.99        4.71%    $ 1,751        0.80%          4.09%         22%           1.32%
        (0.43)         9.94       10.40       1,902        0.80%          4.41          17            1.27
        (0.44)         9.41        4.99       1,409        0.80           4.68          18            1.32
        (0.14)         9.39       (1.01)      1,086        0.80+          4.52+          7            1.43+
        (0.46)         9.63       20.99       1,031        0.60           4.94          11            1.46
        (0.49)         8.37       (9.59)          9        0.39(a)        5.30          39            1.48
       $(0.35)        $9.99        4.03%    $16,124        1.45%          3.44%         22%           2.07%
        (0.37)         9.94        9.72      11,071        1.42           3.79          17            1.89
        (0.39)         9.41        4.42       8,099        1.35           4.13          18            1.87
        (0.13)         9.39       (1.19)      9,662        1.35+          3.97+          7            1.98+
        (0.41)         9.63       20.33      10,002        1.15           4.39          11            2.01
        (0.44)         8.37      (10.11)      4,819        0.96(a)        4.73          39            2.05
       $(0.34)        $9.99        4.01%    $     3        1.47%          3.42%         22%           2.07%
        (0.39)         9.94        9.88           3        1.33%          3.88          17            1.80
        (0.42)         9.41        4.73           2        1.10           4.38          18            1.62
        (0.13)         9.39       (1.13)          2        1.16+          4.16+          7            1.79+
        (0.41)         9.63       20.29           2        1.15           4.39          11            2.01
        (0.03)         8.37       (0.45)          2        0.96+(a)       4.73+         39            2.05+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                NET INCREASE/
                                  NET ASSET                   NET REALIZED      (DECREASE) IN    DIVIDENDS     DISTRIBUTIONS
                                    VALUE         NET        AND UNREALIZED       NET ASSET       FROM NET       FROM NET
                                  BEGINNING    INVESTMENT    GAIN/(LOSS) ON      VALUE FROM      INVESTMENT      REALIZED
                                  OF PERIOD      INCOME        INVESTMENTS       OPERATIONS        INCOME      CAPITAL GAINS
                                  ------------------------------------------------------------------------------------------
NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999............   $10.70        $0.49           $ 0.04            $ 0.53          $(0.49)        $(0.03)
Year ended 3/31/1998............    10.34         0.49             0.36              0.85           (0.49)            --
Year ended 3/31/1997............    10.36         0.47            (0.02)             0.45           (0.47)            --
Period ended 3/31/1996(b).......    10.51         0.16            (0.15)             0.01           (0.16)            --
Year ended 11/30/1995...........     9.53         0.45             0.99              1.44           (0.45)#        (0.01)
Year ended 11/30/1994...........    10.46         0.44            (0.88)            (0.44)          (0.44)         (0.05)
INVESTOR A SHARES
Year ended 3/31/1999............   $10.70        $0.47           $ 0.04            $ 0.51          $(0.47)        $(0.03)
Year ended 3/31/1998............    10.34         0.47            (0.36)             0.83           (0.47)            --
Year ended 3/31/1997............    10.36         0.45            (0.02)             0.43           (0.45)            --
Period ended 3/31/1996(b).......    10.51         0.15            (0.15)             0.00           (0.15)            --
Year ended 11/30/1995...........     9.53         0.43             0.99              1.42           (0.43)#        (0.01)
Year ended 11/30/1994...........    10.46         0.42            (0.88)            (0.46)          (0.42)         (0.05)
INVESTOR B SHARES
Year ended 3/31/1999............   $10.70        $0.40           $ 0.04            $ 0.44          $(0.40)        $(0.03)
Year ended 3/31/1998............    10.34         0.42             0.36              0.78           (0.42)            --
Year ended 3/31/1997............    10.36         0.42            (0.02)             0.40           (0.42)            --
Period ended 3/31/1996(b).......    10.51         0.14            (0.15)            (0.01)          (0.14)            --
Year ended 11/30/1995...........     9.53         0.40             0.99              1.39           (0.40)#        (0.01)
Year ended 11/30/1994...........    10.46         0.39            (0.88)            (0.49)          (0.39)         (0.05)
INVESTOR C SHARES
Year ended 3/31/1999............   $10.70        $0.42           $ 0.02            $ 0.44          $(0.40)        $(0.03)
Year ended 3/31/1998............    10.34         0.42             0.36              0.78           (0.42)            --
Year ended 3/31/1997............    10.36         0.42            (0.02)             0.40           (0.42)            --
Period ended 3/31/1996(b).......    10.51         0.14            (0.15)            (0.01)          (0.14)            --
Year ended 11/30/1995...........     9.53         0.40             0.99              1.39           (0.40)#        (0.01)
Year ended 11/30/1994...........    10.46         0.38            (0.88)            (0.50)          (0.38)         (0.05)

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
       $(0.52)       $10.71       5.03%     $193,398       0.50%          4.57%          16%          0.71%
        (0.49)        10.70       8.39       179,729       0.50(a)        4.69           21           0.76
        (0.47)        10.34       4.45        25,855       0.50(a)        4.57           26           0.82
        (0.16)        10.36       0.05        21,161      0.50+          4.47+            3           0.87+
        (0.46)        10.51      15.41        20,916       0.57(a)        4.47           57           0.84
        (0.49)         9.53      (4.34)       14,148       0.55(a)        4.38           37           0.82
       $(0.50)       $10.71       4.82%     $ 10,099       0.70%          4.37%          16%          0.96%
        (0.47)        10.70       8.17         8,572       0.70(a)        4.49           21           0.96
        (0.45)        10.34       4.25         5,723       0.70(a)        4.37           26           1.02
        (0.15)        10.36      (0.01)        7,672      0.70+          4.27+            3           1.07+
        (0.44)        10.51      15.18         8,525       0.77(a)        4.27           57           1.04
        (0.47)         9.53      (4.51)        8,896       0.73(a)        4.20           37           1.00
       $(0.43)       $10.71       4.20%     $  6,671       1.30%          3.77%          16%          1.71%
        (0.42)        10.70       7.64         6,859       1.20(a)        3.99           21           1.46
        (0.42)        10.34       3.94         6,796       1.00(a)        4.07           26           1.32
        (0.14)        10.36      (0.12)        8,102      1.00+          3.97+            3           1.37+
        (0.41)        10.51      14.84         7,848       1.07(a)        3.97           57           1.34
        (0.44)         9.53      (4.82)        5,706       1.05(a)        3.88           37           1.32
       $(0.43)       $10.71       4.18%     $    109       1.31%          3.76%          16%          1.71%
        (0.42)        10.70       7.64           822       1.20(a)        3.99           21           1.46
        (0.42)        10.34       3.94         1,364       1.00(a)        4.07           26           1.32
        (0.14)        10.36      (0.12)        1,379      1.00+           3.97            3           1.37+
        (0.41)        10.51      14.84         1,366       1.07(a)        3.97           57           1.34
        (0.43)         9.53      (4.89)        1,486       1.13(a)        3.80           37           1.40

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                              NET INCREASE/
                                              NET ASSET                     NET REALIZED      (DECREASE) IN     DIVIDENDS
                                                VALUE          NET         AND UNREALIZED       NET ASSET        FROM NET
                                              BEGINNING     INVESTMENT     GAIN/(LOSS) ON      VALUE FROM       INVESTMENT
                                              OF PERIOD       INCOME        INVESTMENTS        OPERATIONS         INCOME
                                              ----------------------------------------------------------------------------
NORTH CAROLINA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999........................   $10.01         $0.45            $ 0.08            $ 0.53           $(0.46)
Year ended 3/31/1998........................     9.47          0.47              0.54              1.01            (0.47)
Year ended 3/31/1997........................     9.49          0.47             (0.02)             0.45            (0.47)
Period ended 3/31/1996(b)...................     9.73          0.16             (0.24)            (0.08)           (0.16)
Year ended 11/30/1995.......................     8.36          0.50              1.37              1.87            (0.50)
Period ended 11/30/1994*....................    10.06          0.45             (1.70)            (1.25)           (0.45)
INVESTOR A SHARES
Year ended 3/31/1999........................   $10.01         $0.43            $ 0.08            $ 0.51           $(0.44)
Year ended 3/31/1998........................     9.47          0.45              0.54             (0.99)           (0.45)
Year ended 3/31/1997........................     9.49          0.45             (0.02)             0.43            (0.45)
Period ended 3/31/1996(b)...................     9.73          0.15             (0.24)            (0.09)           (0.15)
Year ended 11/30/1995.......................     8.36          0.49              1.37              1.86            (0.49)
Year ended 11/30/1994.......................     9.85          0.50             (1.49)            (0.99)           (0.50)
INVESTOR B SHARES
Year ended 3/31/1999........................   $10.01         $0.38            $ 0.07            $ 0.45           $(0.38)
Year ended 3/31/1998........................     9.47          0.39              0.54              0.93            (0.39)
Year ended 3/31/1997........................     9.49          0.40             (0.02)             0.38            (0.40)
Period ended 3/31/1996(b)...................     9.73          0.13             (0.24)            (0.11)           (0.13)
Year ended 11/30/1995.......................     8.36          0.43              1.37              1.80            (0.43)
Year ended 11/30/1994.......................     9.85          0.45             (1.49)            (1.04)           (0.45)
INVESTOR C SHARES
Year ended 3/31/1999........................   $10.01         $0.37            $ 0.07            $ 0.44           $(0.37)
Year ended 3/31/1998(c).....................     9.47          0.40              0.54              0.94             0.40
Year ended 3/31/1997........................     9.49          0.42             (0.02)             0.40            (0.42)
Period ended 3/31/1996(b)...................     9.73          0.14             (0.24)            (0.10)           (0.14)
Year ended 11/30/1995.......................     8.36          0.43              1.37              1.80            (0.43)
Period ended 11/30/1994*....................     8.45          0.03             (0.09)            (0.06)           (0.03)

---------------

 * North Carolina Municipal Bond Primary A and Investor C Shares commenced operations on January 11, 1994 and November 3, 1994, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                 WITHOUT WAIVERS
                                                                                 AND/OR EXPENSE
                                                                                 REIMBURSEMENTS
                                                                                 ---------------
                                         RATIO OF     RATIO OF NET                  RATIO OF
    NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
     END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
     PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------
     $10.08        5.39%    $16,293        0.60%(a)       4.57%          11%         1.00%
      10.01       10.86       6,452        0.60(a)        4.78           20           0.93
       9.47        4.84       3,095        0.60(a)        4.95           28           0.94
       9.49       (0.87)      1,593        0.60+          4.86+          22           0.99+
       9.73       22.87       1,293        0.38(a)        5.43           40           0.96
       8.36      (12.65)        531        0.21+(a)       5.53+          29           0.92+
     $10.08        5.20%    $ 1,028        0.80%(a)       4.37%          11%         1.25%
      10.01       10.64         609        0.80%(a)       4.58           20           1.13
       9.47        4.62         594        0.80(a)        4.75           28           1.14
       9.49       (0.94)        448        0.80+          4.66+          22           1.19+
       9.73       22.63         347        0.58(a)        5.23           40           1.16
       8.36      (10.41)      1,161        0.39(a)        5.35           29           1.10
     $10.08        4.53%    $24,656        1.45%(a)       3.72%          11%         2.00%
      10.01        9.96      25,187        1.42%(a)       3.96           20           1.75
       9.47        4.06      23,863        1.35(a)        4.20           28           1.69
       9.49       (1.12)     28,298        1.35+          4.11+          22           1.74+
       9.73       21.96      30,048        1.13(a)        4.68           40           1.71
       8.36      (10.92)     23,659        0.96(a)        4.78           29           1.67
     $10.08        4.50%    $     3        1.47%(a)       3.70%          11%         2.00%
      10.01       10.07           3        1.33%(a)       4.05           20           1.66
       9.47        4.32          18        1.10(a)        4.45           28           1.44
       9.49       (1.04)         17        1.14+          4.32+          22           1.53+
       9.73       21.93           2        1.13(a)        4.68           40           1.71
       8.36       (0.67)          2        0.96+(a)       4.78+          29           1.67+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                NET INCREASE/
                                  NET ASSET                   NET REALIZED      (DECREASE) IN    DIVIDENDS     DISTRIBUTIONS
                                    VALUE         NET        AND UNREALIZED       NET ASSET       FROM NET       FROM NET
                                  BEGINNING    INVESTMENT    GAIN/(LOSS) ON      VALUE FROM      INVESTMENT      REALIZED
                                  OF PERIOD      INCOME        INVESTMENTS       OPERATIONS        INCOME      CAPITAL GAINS
                                  ------------------------------------------------------------------------------------------
SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999............   $10.79        $0.51           $ 0.04            $ 0.55          $(0.51)        $(0.04)
Year ended 3/31/1998............    10.50         0.52             0.29              0.81           (0.52)          0.00(c)
Year ended 3/31/1997............    10.52         0.51            (0.02)             0.49           (0.51)            --
Period ended 3/31/1996(b).......    10.69         0.17            (0.17)             0.00           (0.17)            --
Year ended 11/30/1995...........     9.76         0.51             0.93              1.44           (0.51)            --
Year ended 11/30/1994...........    10.61         0.50            (0.84)            (0.34)          (0.50)#        (0.01)
INVESTOR A SHARES
Year ended 3/31/1999............   $10.79        $0.49           $ 0.04            $ 0.53          $(0.49)        $(0.04)
Year ended 3/31/1998............    10.50         0.50             0.29              0.79           (0.50)          0.00(c)
Year ended 3/31/1997............    10.52         0.49            (0.02)             0.47           (0.49)            --
Period ended 3/31/1996(b).......    10.69         0.16            (0.17)            (0.01)          (0.16)            --
Year ended 11/30/1995...........     9.76         0.49             0.93              1.42           (0.49)            --
Year ended 11/30/1994...........    10.61         0.48            (0.84)            (0.36)          (0.48)#        (0.01)
INVESTOR B SHARES
Year ended 3/31/1999............   $10.79        $0.43           $ 0.04            $ 0.47          $(0.43)        $(0.04)
Year ended 3/31/1998............    10.50         0.44             0.29              0.73           (0.44)          0.00(c)
Year ended 3/31/1997............    10.52         0.45            (0.02)             0.43           (0.45)            --
Period ended 3/31/1996(b).......    10.69         0.15            (0.17)            (0.02)          (0.15)            --
Year ended 11/30/1995...........     9.76         0.46             0.93              1.39           (0.46)            --
Year ended 11/30/1994...........    10.61         0.45            (0.84)            (0.39)          (0.45)#        (0.01)
INVESTOR C SHARES
Year ended 3/31/1999............   $10.79        $0.42           $ 0.04            $ 0.46          $(0.42)        $(0.04)
Year ended 3/31/1998............    10.50         0.44             0.29              0.73           (0.44)          0.00(c)
Year ended 3/31/1997............    10.52         0.45            (0.02)             0.43           (0.45)            --
Period ended 3/31/1996(b).......    10.69         0.15            (0.17)            (0.02)          (0.15)            --
Year ended 11/30/1995...........     9.76         0.46             0.93              1.39           (0.46)            --
Year ended 11/30/1994...........    10.61         0.44            (0.84)            (0.40)          (0.44)#        (0.01)

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.

## Amount represents less than $0.01%.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
       $(0.55)       $10.79       5.22%     $239,195       0.50%(a)       4.75%           9%           0.69%
        (0.52)        10.79       7.88       253,090       0.50(a)        4.86           16            0.75
        (0.51)        10.50       4.71        48,918       0.50(a)        4.80           13            0.79
        (0.17)        10.52       0.00##      41,817       0.50+(a)      4.81+            6            0.82+
        (0.51)        10.69      15.02        45,255       0.55(a)        4.92           11            0.75
        (0.51)         9.76      (3.37)       49,030       0.54(a)        4.82           30            0.75
       $(0.53)       $10.79       5.01%     $ 18,729       0.70%(a)       4.55%           9%           0.94%
        (0.50)        10.79       7.67        13,945       0.70(a)        4.66           16            0.95
        (0.49)        10.50       4.51        10,465       0.70(a)        4.60           13            0.99
        (0.16)        10.52      (0.07)       14,288       0.70+(a)      4.61+            6            1.02+
        (0.49)        10.69      14.79        14,452       0.75(a)        4.72           11            0.95
        (0.49)         9.76      (3.54)       16,378       0.72(a)        4.64           30            0.93
       $(0.47)       $10.79       4.39%     $  8,542       1.30%(a)       3.95%           9%           1.69%
        (0.44)        10.79       7.13         6,819       1.20(a)        4.16           16            1.45
        (0.45)        10.50       4.19         5,738       1.00(a)        4.30           13            1.29
        (0.15)        10.52      (0.17)        6,968       1.00+(a)      4.31+            6            1.32+
        (0.46)        10.69      14.45         6,457       1.05(a)        4.42           11            1.25
        (0.46)         9.76      (3.85)        5,740       1.04(a)        4.32           30            1.25
       $(0.46)       $10.79       4.36%     $  3,102       1.32%(a)       3.93%           9%           1.69%
        (0.44)        10.79       7.13         2,698       1.20(a)        4.16           16            1.45
        (0.45)        10.50       4.20         5,089       1.00(a)        4.30           13            1.29
        (0.15)        10.52      (0.17)        5,409       1.00+(a)      4.31+            6            1.32+
        (0.46)        10.69      14.45         5,527       1.05(a)        4.42           11            1.25
        (0.45)         9.76      (3.94)        6,167       1.12(a)        4.24           30            1.33

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                     NET ASSET                 NET REALIZED      NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                       VALUE        NET       AND UNREALIZED     (DECREASE) IN     FROM NET      FROM NET
                                     BEGINNING   INVESTMENT   GAIN/(LOSS) ON    NET ASSET VALUE   INVESTMENT     REALIZED
                                     OF PERIOD     INCOME       INVESTMENTS     FROM OPERATIONS     INCOME     CAPITAL GAINS
                                     ---------------------------------------------------------------------------------------
SOUTH CAROLINA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999..............    $10.26       $0.49          $ 0.03            $ 0.52          $(0.48)           --
Year ended 3/31/1998..............      9.79        0.49            0.47              0.96           (0.49)        (0.00)#
Year ended 3/31/1997..............      9.77        0.49            0.02              0.51           (0.49)           --
Period ended 3/31/1996(b).........      9.99        0.17           (0.22)            (0.05)          (0.17)           --
Year ended 11/30/1995.............      8.65        0.52            1.34              1.86           (0.52)           --
Period ended 11/30/1994*..........     10.02        0.48           (1.37)            (0.89)          (0.48)           --
INVESTOR A SHARES
Year ended 3/31/1999..............    $10.26       $0.44          $ 0.06            $ 0.50          $(0.46)           --
Year ended 3/31/1998..............      9.79        0.47            0.47              0.94           (0.47)        (0.00)#
Year ended 3/31/1997..............      9.77        0.47            0.02              0.49           (0.47)           --
Period ended 3/31/1996(b).........      9.99        0.16           (0.22)            (0.06)          (0.16)           --
Year ended 11/30/1995.............      8.65        0.50            1.34              1.84           (0.50)           --
Year ended 11/30/1994.............      9.86        0.50           (1.21)            (0.71)          (0.50)           --
INVESTOR B SHARES
Year ended 3/31/1999..............    $10.26       $0.39          $ 0.04            $ 0.43          $(0.39)           --
Year ended 3/31/1998..............      9.79        0.40            0.47              0.87           (0.40)        (0.00)#
Year ended 3/31/1997..............      9.77        0.42            0.02              0.44           (0.42)           --
Period ended 3/31/1996(b).........      9.99        0.14           (0.22)            (0.08)          (0.14)           --
Year ended 11/30/1995.............      8.65        0.45            1.34              1.79           (0.45)           --
Year ended 11/30/1994.............      9.86        0.45           (1.21)            (0.76)          (0.45)           --
INVESTOR C SHARES
Year ended 3/31/1999(c)...........    $10.26       $0.39          $ 0.04            $ 0.43          $(0.39)           --
Year ended 3/31/1998..............      9.79        0.42            0.47              0.89           (0.42)        (0.00)#
Year ended 3/31/1997..............      9.77        0.44            0.02              0.46           (0.44)           --
Period ended 3/31/1996(b).........      9.99        0.15           (0.22)            (0.07)          (0.15)           --
Year ended 11/30/1995.............      8.65        0.45            1.34              1.79           (0.45)           --
Period ended 11/30/1994*..........      8.73        0.03           (0.08)            (0.05)          (0.03)           --

---------------

 * South Carolina Municipal Bond Primary A and Investor C Shares commenced operations on December 27, 1993 and November 3, 1994, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
       $(0.48)       $10.30       5.13%     $12,793        0.60%          4.62%          3%          1.18%
        (0.49)        10.26      10.04        9,455        0.60%(a)       4.79           9            0.99
        (0.49)         9.79       5.32        5,113     0.60(a)           4.99          30            1.00
        (0.17)         9.77      (0.57)       2,058        0.60+(a)      4.96+          20            1.13+
        (0.52)         9.99      21.99        1,782     0.40(a)           5.44          13            1.08
        (0.48)         8.65      (9.12)         400        0.21+(a)      5.48+          14            1.12+
       $(0.46)       $10.30       4.92%     $ 1,060        0.80%          4.42%          3%          1.43%
        (0.47)        10.26       9.82        1,517        0.80%(a)       4.59           9            1.19
        (0.47)         9.79       5.12          811     0.80(a)           4.79          30            1.20
        (0.16)         9.77      (0.64)       1,219        0.80+(a)      4.76+          20            1.33+
        (0.50)         9.99      21.74        1,238     0.60(a)           5.24          13            1.28
        (0.50)         8.65      (7.45)         140     0.39(a)           5.30          14            1.30
       $(0.39)       $10.30       4.25%     $10,905        1.44%          3.78%          3%          2.18%
        (0.40)        10.26       9.15       10,394        1.42%(a)       3.97           9            1.81
        (0.42)         9.79       4.54       12,104     1.35(a)           4.24          30            1.75
        (0.14)         9.77      (0.82)      12,991        1.35+(a)      4.21+          20            1.88+
        (0.45)         9.99      21.08       12,670     1.15(a)           4.69          13            1.83
        (0.45)         8.65      (7.97)       8,263     0.96(a)           4.73          14            1.87
       $(0.39)       $10.30       4.23%     $    77        1.44%          3.78%          3%          2.18%
        (0.42)        10.26       9.29           28        1.33%(a)       4.06           9            1.72
        (0.44)         9.79       4.80          247     1.10(a)           4.49          30            1.50
        (0.15)         9.77      (0.76)         264        1.17+(a)      4.39+          20            1.70+
        (0.45)         9.99      21.01           20     1.15(a)           4.69          13            1.83
        (0.03)         8.65      (0.52)           2        0.96+(a)      4.73+          14            1.87+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    NET ASSET                 NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                      VALUE        NET       AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                    BEGINNING   INVESTMENT   GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                    OF PERIOD     INCOME      INVESTMENTS     FROM OPERATIONS     INCOME     CAPITAL GAINS
                                    --------------------------------------------------------------------------------------
TENNESSEE INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999.............    $10.40       $0.47          $ 0.06           $ 0.53          $(0.47)           --
Year ended 3/31/1998.............     10.08        0.47            0.32             0.79           (0.47)           --
Year ended 3/31/1997.............     10.09        0.46           (0.01)            0.45           (0.46)           --
Period ended 3/31/1996(b)........     10.23        0.15           (0.14)            0.01           (0.15)           --
Year ended 11/30/1995............      9.30        0.46            0.93             1.39           (0.46)           --
Year ended 11/30/1994............     10.18        0.45           (0.87)           (0.42)          (0.45)#      $(0.01)
INVESTOR A SHARES
Year ended 3/31/1999.............    $10.40       $0.45          $ 0.06           $ 0.51          $(0.45)           --
Year ended 3/31/1998.............     10.08        0.45            0.32             0.77           (0.45)           --
Year ended 3/31/1997.............     10.09        0.44           (0.01)            0.43           (0.44)           --
Period ended 3/31/1996(b)........     10.23        0.15           (0.14)            0.01           (0.15)           --
Year ended 11/30/1995............      9.30        0.44            0.93             1.37           (0.44)           --
Year ended 11/30/1994............     10.18        0.43           (0.87)           (0.44)          (0.43)#      $(0.01)
INVESTOR B SHARES
Year ended 3/31/1999.............    $10.40       $0.38          $ 0.06           $ 0.44          $(0.38)           --
Year ended 3/31/1998.............     10.08        0.40            0.32             0.72           (0.40)           --
Year ended 3/31/1997.............     10.09        0.41           (0.01)            0.40           (0.41)           --
Period ended 3/31/1996(b)........     10.23        0.14           (0.14)            0.00           (0.14)           --
Year ended 11/30/1995............      9.30        0.41            0.93             1.34           (0.41)           --
Year ended 11/30/1994............     10.18        0.40           (0.87)           (0.47)          (0.40)#      $(0.01)
INVESTOR C SHARES
Year ended 3/31/1999.............    $10.40       $0.39          $ 0.05           $ 0.44          $(0.39)           --
Year ended 3/31/1998.............     10.08        0.40            0.32             0.72           (0.40)           --
Year ended 3/31/1997.............     10.09        0.42           (0.01)            0.41           (0.42)           --
Period ended 3/31/1996(b)........     10.23        0.14           (0.14)            0.00           (0.14)           --
Year ended 11/30/1995............      9.30        0.41            0.93             1.34           (0.41)           --
Period ended 11/30/1994**........      9.38        0.03           (0.08)           (0.05)          (0.03)           --

---------------

 ** Tennessee Intermediate Municipal Bond Investor C Shares commenced operations on November 3, 1994.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                    WITHOUT WAIVERS
                                                                          RATIO OF                                  AND/OR EXPENSE
                                                                         OPERATING                                  REIMBURSEMENTS
                                                                        EXPENSES TO                                 ---------------
                                                         RATIO OF         AVERAGE        RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING       NET ASSETS       INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO      INCLUDING        INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE         INTEREST         AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS        EXPENSE         NET ASSETS      RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
       $(0.47)       $10.46       5.18%     $42,826        0.50%              --             4.48%         22%          0.85%
        (0.47)        10.40       7.99       39,091        0.50               (a)            4.58          38            0.84
        (0.46)        10.08       4.54        8,869        0.50               (a)            4.55          28            0.93
        (0.15)        10.09       0.12        8,408        0.50+              --            4.51+           3            1.02+
        (0.46)        10.23      15.22        7,160        0.57               (a)            4.65          34            0.92
        (0.46)         9.30      (4.24)       4,116        0.52             0.53%            4.56          41            0.89
       $(0.45)       $10.46       4.97%     $ 9,242        0.70%              --             4.28%         22%          1.10%
        (0.45)        10.40       7.77        8,061        0.70               (a)            4.38          38            1.04
        (0.44)        10.08       4.33        6,840        0.70               (a)            4.35          28            1.13
        (0.15)        10.09       0.06        7,439        0.70+              --            4.31+           3            1.22+
        (0.44)        10.23      15.00        7,573        0.77               (a)            4.45          34            1.12
        (0.44)         9.30      (4.41)       7,831        0.70             0.71%            4.38          41            1.07
       $(0.38)       $10.46       4.34%     $ 3,007        1.30%              --             3.68%         22%          1.85%
        (0.40)        10.40       7.24        2,924        1.20               (a)            3.88          38            1.54
        (0.41)        10.08       4.02        3,050        1.00               (a)            4.05          28            1.43
        (0.14)        10.09      (0.04)       3,528        1.00+              --            4.01+           3            1.52+
        (0.41)        10.23      14.65        3,573        1.07               (a)            4.15          34            1.42
        (0.41)         9.30      (4.72)       3,368        1.02             1.03%            4.06          41            1.39
       $(0.39)       $10.45       4.28%     $    33        1.11%              --             3.87%         22%          1.85%
        (0.40)        10.40       7.29            3        1.20               (a)            3.88          38            1.54
        (0.42)        10.08       4.08            2        1.00               (a)            4.05          28            1.43
        (0.14)        10.09      (0.02)           2        1.00+              --            4.01+           3            1.52+
        (0.41)        10.23      14.62            2        1.07               (a)            4.15          34            1.42
        (0.03)         9.30      (0.53)           2        1.02+            1.03%+          4.06+          41            1.39+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                               NET INCREASE/
                                                  NET ASSET                   NET REALIZED     (DECREASE) IN    DIVIDENDS
                                                    VALUE         NET        AND UNREALIZED      NET ASSET       FROM NET
                                                  BEGINNING    INVESTMENT    GAIN/(LOSS) ON     VALUE FROM      INVESTMENT
                                                  OF PERIOD      INCOME       INVESTMENTS       OPERATIONS        INCOME
                                                  ------------------------------------------------------------------------
TENNESSEE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999............................   $10.22        $0.48           $ 0.08           $ 0.56          $(0.48)
Year ended 3/31/1998............................     9.70         0.48             0.52             1.00           (0.48)
Year ended 3/31/1997............................     9.68         0.48             0.02             0.50           (0.48)
Period ended 3/31/1996(b).......................     9.87         0.16            (0.19)           (0.03)          (0.16)
Year ended 11/30/1995...........................     8.58         0.52             1.29             1.81           (0.52)
Period ended 11/30/1994*........................     9.59         0.39            (1.01)           (0.62)          (0.39)
INVESTOR A SHARES
Year ended 3/31/1999(c).........................   $10.22        $0.43           $ 0.11           $ 0.54          $(0.46)
Year ended 3/31/1998............................     9.70         0.46             0.52             0.98           (0.46)
Year ended 3/31/1997............................     9.68         0.46             0.02             0.48           (0.46)
Period ended 3/31/1996(b).......................     9.87         0.15            (0.19)           (0.04)          (0.15)
Year ended 11/30/1995...........................     8.58         0.50             1.29             1.79           (0.50)
Year ended 11/30/1994...........................     9.80         0.50            (1.22)           (0.72)          (0.50)
INVESTOR B SHARES
Year ended 3/31/1999............................   $10.22        $0.39           $ 0.08           $ 0.47          $(0.39)
Year ended 3/31/1998............................     9.70         0.40             0.52             0.92           (0.40)
Year ended 3/31/1997............................     9.68         0.40             0.02             0.42           (0.40)
Period ended 3/31/1996(b).......................     9.87         0.14            (0.19)           (0.05)          (0.14)
Year ended 11/30/1995...........................     8.58         0.45             1.29             1.74           (0.45)
Year ended 11/30/1994...........................     9.80         0.45            (1.22)           (0.77)          (0.45)
INVESTOR C SHARES
Year ended 3/31/1999(c).........................   $10.22        $0.38           $ 0.09           $ 0.47          $(0.39)
Year ended 3/31/1998(c).........................     9.70         0.40             0.52             0.92           (0.40)
Year ended 3/31/1997............................     9.68         0.43             0.02             0.45           (0.43)
Period ended 3/31/1996(b).......................     9.87         0.14            (0.19)           (0.05)          (0.14)
Year ended 11/30/1995...........................     8.58         0.45             1.29             1.74           (0.45)
Period ended 11/30/1994*........................     8.62         0.03            (0.04)           (0.01)          (0.03)

---------------

 * Tennessee Municipal Bond Primary A and Investor C Shares commenced operations on March 2, 1994 and November 3, 1994, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                               WITHOUT WAIVERS
                                                       RATIO OF                                AND/OR EXPENSE
                                                       OPERATING                               REIMBURSEMENTS
                                                      EXPENSES TO                              ---------------
                                         RATIO OF     AVERAGE NET   RATIO OF NET                  RATIO OF
    NET ASSET              NET ASSETS    OPERATING      ASSETS       INVESTMENT                   OPERATING
      VALUE                  END OF     EXPENSES TO    INCLUDING       INCOME      PORTFOLIO     EXPENSES TO
     END OF      TOTAL       PERIOD       AVERAGE      INTEREST      TO AVERAGE    TURNOVER        AVERAGE
     PERIOD     RETURN++     (000)      NET ASSETS     EXPENSES      NET ASSETS      RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------
     $10.30       5.53%      $5,762        0.60%           --           4.61%          40%         1.55%
      10.22      10.45        4,559        0.60            (a)          4.74           19           1.20
       9.70       5.23        2,594        0.60            (a)          4.91           31           1.24
       9.68      (0.30)         975        0.60+         0.61%+         4.92+           2           1.47+
       9.87      21.52          768        0.40            (a)          5.49           45           1.27
       8.58      (6.66)         311        0.21+           (a)          5.56+          38           1.20+
     $10.30       5.32%      $  484        0.80%           --           4.41%          40%         1.80%
      10.22      10.23        1,440        0.80            (a)          4.54           19           1.40
       9.70       5.02        1,018        0.80            (a)          4.71           31           1.44
       9.68      (0.37)         973        0.80+         0.81%+         4.72+           2           1.67+
       9.87      21.28          203        0.60            (a)          5.29           45           1.47
       8.58      (7.58)          43        0.39            (a)          5.38           38           1.38
     $10.30       4.64%      $4,718        1.45%           --           3.76%          40%         2.55%
      10.22       9.56        4,915        1.42            (a)          3.92           19           2.02
       9.70       4.45        5,319        1.35            (a)          4.16           31           1.99
       9.68      (0.55)       6,761        1.35+         1.36%+         4.17+           2           2.22+
       9.87      20.63        6,619        1.15            (a)          4.74           45           2.02
       8.58      (8.10)       5,504        0.96            (a)          4.81           38           1.95
     $10.30       4.62%      $   68        1.46%           --           3.75%          40%         2.55%
      10.22       9.65           42        1.33            (a)          4.01           19           1.93
       9.70       4.71           38        1.10            (a)          4.41           31           1.74
       9.68      (0.49)          37        1.18+         1.18%+         4.34+           2           2.05+
       9.87      20.62           64        1.15            (a)          4.74           45           2.02
       8.58      (0.07)           2        0.96+           (a)          4.81+          38           1.95+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                               NET INCREASE/
                                  NET ASSET                   NET REALIZED      (DECREASE)      DIVIDENDS     DISTRIBUTIONS
                                    VALUE         NET        AND UNREALIZED    IN NET ASSET      FROM NET       FROM NET
                                  BEGINNING    INVESTMENT    GAIN/(LOSS) ON     VALUE FROM      INVESTMENT      REALIZED
                                  OF PERIOD      INCOME       INVESTMENTS       OPERATIONS        INCOME      CAPITAL GAINS
                                  -----------------------------------------------------------------------------------------
TEXAS INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999............   $10.50        $0.49           $ 0.02           $ 0.51          $(0.49)        $(0.04)
Year ended 3/31/1998............    10.18         0.49             0.32             0.81           (0.49)            --
Year ended 3/31/1997............    10.21         0.47            (0.03)            0.44           (0.47)            --
Period ended 3/31/1996(b).......    10.36         0.16            (0.15)            0.01           (0.16)            --
Year ended 11/30/1995...........     9.53         0.46             0.83             1.29           (0.46)            --
Year ended 11/30/1994...........    10.35         0.44            (0.79)           (0.35)          (0.44)#        (0.03)
INVESTOR A SHARES
Year ended 3/31/1999............   $10.50        $0.47           $ 0.02           $ 0.49          $(0.47)        $(0.04)
Year ended 3/31/1998............    10.18         0.47             0.32             0.79           (0.47)            --
Year ended 3/31/1997............    10.21         0.45            (0.03)            0.42           (0.45)            --
Period ended 3/31/1996(b).......    10.36         0.15            (0.15)            0.00           (0.15)            --
Year ended 11/30/1995...........     9.53         0.44             0.83             1.27           (0.44)            --
Year ended 11/30/1994...........    10.35         0.42            (0.79)           (0.37)          (0.42)#        (0.03)
INVESTOR B SHARES
Year ended 3/31/1999............   $10.50        $0.41           $ 0.02           $ 0.43          $(0.41)        $(0.04)
Year ended 3/31/1998............    10.18         0.42             0.32             0.74           (0.42)            --
Year ended 3/31/1997............    10.21         0.42            (0.03)            0.39           (0.42)            --
Period ended 3/31/1996(b).......    10.36         0.14            (0.15)           (0.01)          (0.14)            --
Year ended 11/30/1995...........     9.53         0.41             0.83             1.24           (0.41)            --
Year ended 11/30/1994...........    10.35         0.39            (0.79)           (0.40)          (0.39)#        (0.03)
INVESTOR C SHARES
Period ended 3/31/1999(c).......   $10.50        $0.40           $ 0.02           $ 0.42          $(0.40)        $(0.04)
Year ended 3/31/1998............    10.18         0.42             0.32             0.74           (0.42)            --
Year ended 3/31/1997............    10.21         0.42            (0.03)            0.39           (0.42)            --
Period ended 3/31/1996(b).......    10.36         0.14            (0.15)           (0.01)          (0.14)            --
Year ended 11/30/1995...........     9.53         0.41             0.83             1.24           (0.41)            --
Period ended 11/30/1994**.......     9.55         0.03            (0.02)            0.01           (0.03)#           --

---------------

 ** Texas Intermediate Municipal Bond Investor C Shares commenced operations on
    November 3, 1994.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                            WITHOUT WAIVERS
                                                                                            AND/OR EXPENSE
                                                                                            REIMBURSEMENTS
                                                                                            ---------------
                                                    RATIO OF NET                               RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                  OPERATING
  DIVIDENDS       VALUE                  END OF       EXPENSES       INCOME     PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD      TO AVERAGE    TO AVERAGE   TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)       NET ASSETS    NET ASSETS     RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------
   $(0.53)       $10.48       4.98%     $391,431        0.50%        4.66%         22%            0.68%
    (0.49)        10.50       8.09       385,770        0.50          4.74         19             0.75
    (0.47)        10.18       4.37        24,764        0.50          4.59         34             0.84
    (0.16)        10.21       0.05        27,176        0.50+         4.52+        11             0.89+
    (0.46)        10.36      13.83        26,382     0.57(a)          4.62         64             0.83
    (0.47)         9.53      (3.48)       24,066     0.55(a)          4.40         61             0.78
   $(0.51)       $10.48       4.77%     $  6,909        0.70%        4.46%         22%            0.93%
    (0.47)        10.50       7.87         2,666        0.70          4.54         19             0.95
    (0.45)        10.18       4.17           909        0.70          4.39         34             1.04
    (0.15)        10.21      (0.02)          801        0.70+         4.32+        11             1.09+
    (0.44)        10.36      13.60           806     0.77(a)          4.42         64             1.03
    (0.45)         9.53      (3.66)          718     0.73(a)          4.22         61             0.96
   $(0.45)       $10.48       4.15%     $  2,137        1.30%        3.86%         22%            1.68%
    (0.42)        10.50       7.34         2,184        1.20          4.04         19             1.45
    (0.42)        10.18       3.87         2,182        1.00          4.09         34             1.34
    (0.14)        10.21      (0.12)        2,845        1.00+         4.02+        11             1.39+
    (0.41)        10.36      13.27         3,136        1.07(a)       4.12         64             1.33
    (0.42)         9.53      (3.96)        2,774        1.05(a)       3.90         61             1.28
   $(0.44)       $10.48       4.14%     $      3        1.33%        3.83%         22%            1.68%
    (0.42)        10.50       7.34           293        1.20          4.04         19             1.45
    (0.42)        10.18       3.87           591        1.00          4.09         34             1.34
    (0.14)        10.21      (0.12)          569        1.00+         4.02+        11             1.39+
    (0.41)        10.36      13.27           570     1.07(a)          4.12         64             1.33
    (0.03)         9.53       0.08             2        1.05+(a)      3.90+        61             1.28+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                               NET INCREASE/
                                                  NET ASSET                   NET REALIZED     (DECREASE) IN    DIVIDENDS
                                                    VALUE         NET        AND UNREALIZED      NET ASSET       FROM NET
                                                  BEGINNING    INVESTMENT    GAIN/(LOSS) ON     VALUE FROM      INVESTMENT
                                                  OF PERIOD      INCOME       INVESTMENTS       OPERATIONS        INCOME
                                                  ------------------------------------------------------------------------
TEXAS MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999............................   $10.04        $0.46           $ 0.07           $ 0.53          $(0.46)
Year ended 3/31/1998(c).........................     9.48         0.48             0.56             1.04           (0.48)
Year ended 3/31/1997............................     9.49         0.48            (0.01)            0.47           (0.48)
Period ended 3/31/1996(b).......................     9.70         0.16            (0.21)           (0.05)          (0.16)
Year ended 11/30/1995...........................     8.39         0.50             1.31             1.81           (0.50)
Period ended 11/30/1994*........................    10.01         0.42            (1.62)           (1.20)          (0.42)
INVESTOR A SHARES
Year ended 3/31/1999............................   $10.04        $0.44           $ 0.07           $ 0.51          $(0.44)
Year ended 3/31/1998(c).........................     9.48         0.46             0.56             1.02           (0.46)
Year ended 3/31/1997............................     9.49         0.46            (0.01)            0.45           (0.46)
Period ended 3/31/1996(b).......................     9.70         0.15            (0.21)           (0.06)          (0.15)
Year ended 11/30/1995...........................     8.39         0.49             1.31             1.80           (0.49)
Period ended 11/30/1994*........................     9.92         0.47            (1.53)           (1.06)          (0.47)
INVESTOR B SHARES
Year ended 3/31/1999............................   $10.04        $0.38           $ 0.07           $ 0.45          $(0.38)
Year ended 3/31/1998(c).........................     9.48         0.39             0.56             0.95           (0.39)
Year ended 3/31/1997............................     9.49         0.40            (0.01)            0.39           (0.40)
Period ended 3/31/1996(b).......................     9.70         0.13            (0.21)           (0.08)          (0.13)
Year ended 11/30/1995...........................     8.39         0.43             1.31             1.74           (0.43)
Year ended 11/30/1994...........................     9.78         0.44            (1.39)           (0.95)          (0.44)
INVESTOR C SHARES
Year ended 3/31/1999............................   $10.04        $0.38           $ 0.07           $ 0.45          $(0.38)
Year ended 3/31/1998(c).........................     9.48         0.40             0.56             0.96           (0.40)
Year ended 3/31/1997............................     9.49         0.43            (0.01)            0.42           (0.43)
Period ended 3/31/1996(b).......................     9.70         0.14            (0.21)           (0.07)          (0.14)
Year ended 11/30/1995...........................     8.39         0.43             1.31             1.74           (0.43)
Period ended 11/30/1994*........................     8.46         0.03            (0.07)           (0.04)          (0.03)

---------------

 * Texas Municipal Bond Primary A, Investor A and Investor C Shares commenced operations February 3, 1994, December 17, 1993 and November 3, 1994, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                 WITHOUT WAIVERS
                                                                                 AND/OR EXPENSE
                                                                                 REIMBURSEMENTS
                                                                                 ---------------
                                         RATIO OF     RATIO OF NET                  RATIO OF
    NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
     END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
     PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------
     $10.11        5.41%    $ 9,393        0.60%          4.59%          34%         1.25%
      10.04       11.12       7,615     0.60(a)           4.83           33           1.07
       9.48        5.00       5,675     0.60(a)           4.99           52           1.03
       9.49       (0.55)      5,138        0.60+          4.92+           6           1.11+
       9.70       22.09       4,613     0.39(a)           5.45           50           1.05
       8.39      (12.21)      2,285        0.22+(a)       5.52+         107           1.06+
     $10.11        5.20%    $   401        0.80%          4.39%          34%         1.50%
      10.04       10.90         419     0.80(a)           4.63           33           1.27
       9.48        4.78         371     0.80(a)           4.79           52           1.23
       9.49       (0.62)        317        0.80+          4.72+           6           1.31+
       9.70       21.85         351     0.59(a)           5.25           50           1.25
       8.39      (10.98)         55        0.40+(a)       5.34+         107           1.24+
     $10.11        4.53%    $ 6,828        1.45%          3.74%          34%         2.25%
      10.04       10.23       8,804     1.42(a)           4.01           33           1.89
       9.48        4.21      10,090     1.35(a)           4.24           52           1.78
       9.49       (0.80)     11,838        1.35+          4.17+           6           1.86+
       9.70       21.19      12,587     1.14(a)           4.70           50           1.80
       8.39       (9.98)     10,812     0.97(a)           4.77          107           1.81
     $10.11        4.51%    $    84        1.46%          3.73%          34%         2.25%
      10.04       10.31          80     1.33(a)           4.10           33           1.80
       9.48        4.47          73     1.10(a)           4.49           52           1.53
       9.49       (0.74)         70        1.16+          4.36+           6           1.67+
       9.70       21.15          70     1.14(a)           4.70           50           1.80
       8.39       (0.43)          2        0.97+(a)       4.77+         107           1.81+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                               NET INCREASE/
                                  NET ASSET                   NET REALIZED      (DECREASE)      DIVIDENDS     DISTRIBUTIONS
                                    VALUE         NET        AND UNREALIZED    IN NET ASSET      FROM NET       FROM NET
                                  BEGINNING    INVESTMENT    GAIN/(LOSS) ON     VALUE FROM      INVESTMENT      REALIZED
                                  OF PERIOD      INCOME       INVESTMENTS       OPERATIONS        INCOME      CAPITAL GAINS
                                  -----------------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999............   $10.92        $0.50           $ 0.06           $ 0.56          $(0.50)            --
Year ended 3/31/1998............    10.59         0.51             0.33             0.84           (0.51)            --
Year ended 3/31/1997............    10.69         0.51            (0.10)            0.41           (0.51)            --
Period ended 3/31/1996(b).......    10.83         0.17            (0.14)            0.03           (0.17)            --
Year ended 11/30/1995...........     9.94         0.51             0.89             1.40           (0.51)        $(0.00)#
Year ended 11/30/1994...........    10.99         0.50            (0.96)           (0.46)          (0.50)         (0.09)
INVESTOR A SHARES
Year ended 3/31/1999(c).........   $10.92        $0.47           $ 0.07           $ 0.54          $(0.48)            --
Year ended 3/31/1998............    10.59         0.49             0.33             0.82           (0.49)            --
Year ended 3/31/1997............    10.69         0.49            (0.10)            0.39           (0.49)            --
Period ended 3/31/1996(b).......    10.83         0.16            (0.14)            0.02           (0.16)            --
Year ended 11/30/1995...........     9.94         0.49             0.89             1.38           (0.49)        $(0.00)#
Year ended 11/30/1994...........    10.99         0.48            (0.96)           (0.48)          (0.48)         (0.09)
INVESTOR B SHARES
Year ended 3/31/1999............   $10.92        $0.41           $ 0.06           $ 0.47          $(0.41)            --
Year ended 3/31/1998(c).........    10.59         0.44             0.33             0.77           (0.44)            --
Year ended 3/31/1997............    10.69         0.46            (0.10)            0.36           (0.46)            --
Period ended 3/31/1996(b).......    10.83         0.15            (0.14)            0.01           (0.15)            --
Year ended 11/30/1995...........     9.94         0.46             0.89             1.35           (0.46)        $(0.00)#
Year ended 11/30/1994...........    10.99         0.45            (0.96)           (0.51)          (0.45)         (0.09)
INVESTOR C SHARES
Year ended 3/31/1999(c).........   $10.92        $0.39           $ 0.08           $ 0.47          $(0.41)            --
Year ended 3/31/1998(c).........    10.59         0.44             0.33             0.77           (0.44)            --
Year ended 3/31/1997............    10.69         0.46            (0.10)            0.36           (0.46)            --
Period ended 3/31/1996(b).......    10.83         0.15            (0.14)            0.01           (0.15)            --
Year ended 11/30/1995...........     9.94         0.46             0.89             1.35           (0.46)        $(0.00)#
Year ended 11/30/1994...........    10.99         0.44            (0.96)           (0.52)          (0.44)         (0.09)

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                            WITHOUT WAIVERS
                                                                                            AND/OR EXPENSE
                                                                                            REIMBURSEMENTS
                                                                                            ---------------
                                                     RATIO OF    RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES       INCOME      PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE    TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS      RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------
   $(0.50)       $10.98       5.21%     $227,299    0.50%(a)         4.54%          5%            0.70%
    (0.51)        10.92       8.12       170,969    0.50(a)          4.77          21              .74
    (0.51)        10.59       3.92       148,701    0.50(a)          4.79          20             0.74
    (0.17)        10.69       0.27       155,464       0.50+(a)      4.72+          2             0.76+
    (0.51)        10.83      14.39       157,252    0.56(a)          4.87          22             0.74
    (0.59)         9.94      (4.35)      167,405    0.61(a)          4.76          14             0.73
   $(0.48)       $10.98       5.00%     $ 56,733    0.70%(a)         4.34%          5%            0.95%
    (0.49)        10.92       7.91        54,080    0.70(a)          4.57          21              .94
    (0.49)        10.59       3.71        55,791    0.70(a)          4.59          20             0.94
    (0.16)        10.69       0.20        68,003       0.70+(a)      4.52+          2             0.96+
    (0.49)        10.83      14.16        73,253    0.76(a)          4.67          22             0.94
    (0.57)         9.94      (4.52)       79,412    0.79(a)          4.58          14             0.91
   $(0.41)       $10.98       4.38%     $ 10,296    1.30%(a)         3.74%          5%            1.70%
    (0.44)        10.92       7.37         9,643    1.20(a)          4.07          21             1.44
    (0.46)        10.59       3.40        10,516    1.00(a)          4.29          20             1.24
    (0.15)        10.69       0.10        11,926       1.00+(a)      4.22+          2             1.26+
    (0.46)        10.83      13.82        12,163    1.06(a)          4.37          22             1.24
    (0.54)         9.94      (4.82)        9,690    1.11(a)          4.26          14             1.23
   $(0.41)       $10.98       4.36%     $  1,100    1.34%(a)         3.70%          5%            1.70%
    (0.44)        10.92       7.37         1,949    1.20(a)          4.07          21             1.44
    (0.46)        10.59       3.40         6,463    1.00(a)          4.29          20             1.24
    (0.15)        10.69       0.10         6,909       1.00+(a)      4.22+          2             1.26+
    (0.46)        10.83      13.82         7,152    1.06(a)          4.37          22             1.24
    (0.53)         9.94      (4.90)        8,372    1.19(a)          4.18          14             1.31

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             NET ASSET                   NET REALIZED      NET INCREASE/     DIVIDENDS
                                               VALUE         NET        AND UNREALIZED     (DECREASE) IN      FROM NET
                                             BEGINNING    INVESTMENT    GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                             OF PERIOD      INCOME       INVESTMENTS      FROM OPERATIONS      INCOME
-----------------------------------------------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/1999.......................    $9.95        $0.47           $ 0.04            $ 0.51           $(0.47)
Year ended 3/31/1998.......................     9.40         0.47             0.55              1.02            (0.47)
Year ended 3/31/1997.......................     9.38         0.48             0.02              0.50            (0.48)
Period ended 3/31/1996(b)..................     9.62         0.16            (0.24)            (0.08)           (0.16)
Year ended 11/30/1995......................     8.29         0.51             1.33              1.84            (0.51)
Period ended 11/30/1994*...................    10.00         0.45            (1.71)            (1.26)           (0.45)
INVESTOR A SHARES
Year ended 3/31/1999(c)....................    $9.95        $0.45           $ 0.04            $ 0.49           $(0.45)
Year ended 3/31/1998(c)....................     9.40         0.45             0.55              1.00            (0.45)
Year ended 3/31/1997.......................     9.38         0.46             0.02              0.48            (0.46)
Period ended 3/31/1996(b)..................     9.62         0.16            (0.24)            (0.08)           (0.16)
Year ended 11/30/1995......................     8.29         0.49             1.33              1.82            (0.49)
Year ended 11/30/1994......................     9.77         0.49            (1.48)            (0.99)           (0.49)
INVESTOR B SHARES
Year ended 3/31/1999.......................    $9.95        $0.38           $ 0.04            $ 0.42           $(0.38)
Year ended 3/31/1998(c)....................     9.40         0.39             0.55              0.94            (0.39)
Year ended 3/31/1997.......................     9.38         0.41             0.02              0.43            (0.41)
Period ended 3/31/1996(b)..................     9.62         0.14            (0.24)            (0.10)           (0.14)
Year ended 11/30/1995......................     8.29         0.44             1.33              1.77            (0.44)
Year ended 11/30/1994......................     9.77         0.44            (1.48)            (1.04)           (0.44)
INVESTOR C SHARES
Year ended 3/31/1999.......................    $9.95        $0.37           $ 0.04            $ 0.41           $(0.37)
Year ended 3/31/1998(c)....................     9.40         0.40             0.55              0.95            (0.40)
Year ended 3/31/1997.......................     9.38         0.43             0.02              0.45            (0.43)
Period ended 3/31/1996(b)..................     9.62         0.14            (0.24)            (0.10)           (0.14)
Year ended 11/30/1995......................     8.29         0.44             1.33              1.77            (0.44)
Period ended 11/30/1994*...................     8.38         0.03            (0.09)            (0.06)           (0.03)

-------------------------

 * Virginia Municipal Bond Primary A and Investor C Shares commenced operations on January 11, 1994 and November 3, 1994, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                        WITHOUT WAIVERS
                                                            RATIO OF                                   AND / OR EXPENSE
                                                            OPERATING                                   REIMBURSEMENTS
                                                           EXPENSES TO                                 -----------------
                                              RATIO OF     AVERAGE NET    RATIO OF NET                     RATIO OF
     NET ASSET                 NET ASSETS    OPERATING       ASSETS        INVESTMENT                      OPERATING
       VALUE                     END OF       EXPENSES      INCLUDING        INCOME       PORTFOLIO       EXPENSES TO
      END OF        TOTAL        PERIOD      TO AVERAGE     INTEREST       TO AVERAGE     TURNOVER          AVERAGE
      PERIOD      RETURN ++      (000)       NET ASSETS     EXPENSES       NET ASSETS       RATE          NET ASSETS
------------------------------------------------------------------------------------------------------------------------
       $9.99         5.18%      $12,992         0.60%          (a)            4.66%          11%             1.11%
        9.95        11.11        11,026         0.59           (a)            4.86            9              0.96
        9.40         5.44         5,726         0.60           (a)            5.10           37              0.98
        9.38        (0.84)        3,296+        0.60+         0.61%+         5.06+            8             1.07+
        9.62        22.63         3,527         0.39           (a)            5.51           16              1.04
        8.29       (12.86)          432         0.21+          (a)            5.52+          61              0.99+
       $9.99         4.98%      $   965         0.80%          (a)            4.46%          11%             1.36%
        9.95        10.88         1,222         0.79           (a)            4.66            9              1.16
        9.40         5.23           726         0.80           (a)            4.90           37              1.18
        9.38        (0.91)          661         0.80+         0.81%+          4.86+           8              1.27+
        9.62        22.39           650         0.59           (a)            5.31           16              1.24
        8.29       (10.44)          168         0.39           (a)            5.34           61              1.17
       $9.99         4.30%      $13,499         1.45%          (a)            3.81%          11%             2.11%
        9.95        10.21        13,082         1.41           (a)            4.04            9              1.78
        9.40         4.65        13,972         1.35           (a)            4.35           37              1.73
        9.38        (1.09)       15,938         1.35+         1.36%+          4.31+           8              1.82+
        9.62        21.72        16,489         1.14           (a)            4.76           16              1.79
        8.29       (10.95)       12,738         0.96           (a)            4.77           61              1.74
       $9.99         4.21%      $     3         1.45%          (a)            3.81%          11%             2.11%
        9.95        10.31             3         1.32           (a)            4.13            9              1.69
        9.40         4.92            45         1.10           (a)            4.60           37              1.48
        9.38        (1.03)           43         1.16+         1.17%+          4.50+           8              1.63+
        9.62        21.71            34         1.14           (a)            4.76           16              1.79
        8.29        (0.67)            2         0.96+          (a)            4.77+          61              1.74+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 1999, the Trust offered thirty-eight separate portfolios. These financial statements pertain only to the municipal bond portfolios of the Trust (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: Securities are valued by an independent pricing service approved by the Board of Trustees. Valuations are based upon a matrix system and/or appraisals provided by the pricing service which takes into consideration such factors as yields, prices, maturities, redemption features and credit ratings on comparable securities. Certain securities may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and other assets are valued by the investment advisor under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Certain state's municipal obligations may be obligations of issuers that rely in whole or in part on state specific revenues, real property taxes and revenues from health care institutions, as appropriate, or obligations secured by mortgages on real property. Consequently, state law affecting these obligations and the possible effects on these obligations of economic conditions in such states must be considered.

Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Dividends and Distributions to Shareholders: It is the policy of each Fund to declare dividends from net investment income daily and to pay such dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for market discount and organization costs.

NATIONS FUNDS

Reclassifications for the year ended March 31, 1999 were as follows:

                                                INCREASE/
                                               (DECREASE)      INCREASE/
                                 INCREASE/    UNDISTRIBUTED    (DECREASE)
                                 (DECREASE)        NET        ACCUMULATED
                                  PAID-IN      INVESTMENT     NET REALIZED
                                  CAPITAL        INCOME       GAIN/(LOSS)
                                   (000)          (000)          (000)
                                 -----------------------------------------
Short-Term Municipal Income....     $--           $ --           $  --
Intermediate Municipal Bond....      --            199            (199)
Municipal Income...............      --             86             (86)
Florida Intermediate Municipal
 Bond..........................      --*            --*             --
Florida Municipal Bond.........      --             81             (81)
Georgia Intermediate Municipal
 Bond..........................      --             --              --
Georgia Municipal Bond.........      --             --*             --*
Maryland Intermediate Municipal
 Bond..........................      --              2              (2)
Maryland Municipal Bond........      --             --              --
North Carolina Intermediate
 Municipal Bond................      --             --              --
North Carolina Municipal Bond..      --             --              --
South Carolina Intermediate
 Municipal Bond................      --              2              (2)
South Carolina Municipal Bond..      --              4              (4)
Tennessee Intermediate
 Municipal Bond................      --             --              --
Tennessee Municipal Bond.......      --              8              (8)
Texas Intermediate Municipal
 Bond..........................      --             44             (44)
Texas Municipal Bond...........                      2              (2)
Virginia Intermediate Municipal
 Bond..........................      --             --              --
Virginia Municipal Bond........      --             --              --

---------------
* Amount represents less than $500.

Federal Income Tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to shareholders. Therefore, no provision is made for Federal income or excise taxes.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. Expenses not directly attributable to any class of shares are prorated based on the relative net assets of each class. The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight-line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which NBAI provides investment advisory services to the Funds. Under the Investment Advisory Agreement, NBAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                           ANNUAL
                                                            RATE
                                                           ------
Short-Term Municipal Income, Intermediate Municipal Bond
 and eight single-state Intermediate Municipal Bond
 Funds...................................................  0.50%
Municipal Income and eight single-state Municipal Bond
 Funds...................................................  0.60%

The Trust has entered into a sub-advisory agreement with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a fee from NBAI at the annual rate of 0.07% of each Fund's average daily net assets.

Stephens Inc. ("Stephens") serves as the co-administrator of the Trust. On January 26 or February 2, 1999, NBAI began serving as co-administrator of the Funds with Stephens. Under the new arrangement, Stephens and NBAI are entitled to receive a combined fee, computed daily and paid monthly at the annual rate of 0.12% of the average daily net assets of the Funds, in addition to certain out of pocket expenses. Prior to those dates, First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, served as co-administrator. Stephens and First Data were entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average daily net assets. Effective January 26 and February 2, 1999, The Bank of New York ("BNY") began serving as the sub-

NATIONS FUNDS
administrator of the Trust pursuant to an agreement with NBAI, and NBAI ceased to serve as sub-administrator. For the year ended March 31, 1999, Stephens earned $1,606,203 from the Funds for its administration services, of which $373,652 was paid to NBAI for its services.

The investment advisor, sub-advisor and distributor may, from time to time, voluntarily reduce their fees payable by each Fund. For the year ended March 31, 1999, the investment advisor agreed to voluntarily reimburse expenses and/or waive its advisory fee to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceeded the following: 0.40% for the Short-Term Municipal Income Fund, 0.50% for the Intermediate Municipal Bond Fund and eight single-state Intermediate Municipal Bond Funds, and 0.60% for the Municipal Income Fund and eight single-state Municipal Bond Funds.

Effective October 19, 1998, BNY began serving as the custodian of the Trust's assets. Previously, NationsBank of Texas, N.A. ("NationsBank of Texas") served as custodian until May 6, 1998, when it was merged with NationsBank. BNY acted as sub-custodian to the Funds until that date. For the year ended March 31, 1999, NationsBank of Texas and NationsBank earned $67,081 for providing such services.

First Data serves as the transfer agent for the Funds' shares. NationsBank of Texas also served as the sub-transfer agent for the Primary A Shares of the Funds until it merged with NationsBank on May 6, 1998. NationsBank began serving as the sub-transfer agent for the Primary A Shares of the Funds on that date and is providing the same services as were previously provided by NationsBank of Texas. For the year ended March 31, 1999, NationsBank of Texas and/or NationsBank earned approximately $88,312 for providing such services.

Stephens serves as distributor of the Funds' shares. For the year ended March 31, 1999, the Funds were informed that the distributor received $6,046,549 in front end sales charges for sales of Investor A Shares and $383,126 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of NationsBank.

The Trust pays each unaffiliated Trustee an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by each unaffiliated Trustee in attending such meetings.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of Operations.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which NationsBank and its affiliates have either sole or joint investment discretion.

3. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust has adopted shareholder servicing plans and distribution plans for the Investor A, Investor B and Investor C Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments under the Investor A shareholder servicing and distribution plan are limited to 0.25% of Investor A average daily net assets. Payments under the shareholder servicing plan and distribution plan, respectively, for both Investor B and Investor C shares are limited to 0.25% and 0.75% of each respective class's average daily net assets. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable class.

NATIONS FUNDS

A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of NationsBank and NBAI.

At March 31, 1999, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                              CURRENT       PLAN
                                               RATE         LIMIT
                                              -------------------
Investor A Distribution Plan................   0.20%*       0.25%
Investor B and Investor C Shareholder
 Servicing Plans............................   0.25%        0.25%
Investor B Distribution Plan:
 Short-Term Municipal Income................   0.10%        0.75%
 Intermediate Municipal Bond and the eight
   single-state Intermediate Municipal Bond
   Funds....................................   0.55%        0.75%
 Municipal Income and the eight single-state
   Municipal Bond Funds.....................   0.60%        0.75%
Investor C Distribution Plan:
 Short-Term Municipal Income................   0.75%**      0.75%
 Intermediate Municipal Bond and the eight
   single-state Intermediate Municipal Bond
   Funds....................................   0.75%***     0.75%
 Municipal Income and the eight single-state
   Municipal Bond Funds.....................   0.75%****    0.75%

---------------
  * In addition, a separate shareholder servicing plan has been adopted for the Investor A Shares of Short-Term Municipal Income. No expenses were incurred by the Fund pursuant to this plan during the year ended March 31, 1999.

 ** Reflects a rate change effective January 19, 1999 from .10%.

 *** Reflects a rate change effective January 19, 1999 from .55%.

**** Reflects a rate change effective January 19, 1999 from .60%.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government and short-term investments, for the year ended March 31, 1999 were as follows:

                                              PURCHASES    SALES
                                                (000)      (000)
                                              --------------------
Short-Term Municipal Income.................  $ 77,474    $ 60,604
Intermediate Municipal Bond.................   420,000     355,433
Municipal Income............................   227,367      69,109
Florida Intermediate Municipal Bond.........    64,998      31,866
Florida Municipal Bond......................   122,482      22,877
Georgia Intermediate Municipal Bond.........    34,828      20,677
Georgia Municipal Bond......................     7,946       3,569
Maryland Intermediate Municipal Bond........   136,791      38,635
Maryland Municipal Bond.....................    20,001       6,355
North Carolina Intermediate Municipal
 Bond.......................................    45,454      30,614
North Carolina Municipal Bond...............    13,352       4,055
South Carolina Intermediate Municipal
 Bond.......................................    23,588      31,564
South Carolina Municipal Bond...............     4,113         634
Tennessee Intermediate Municipal Bond.......    15,249      11,262
Tennessee Municipal Bond....................     4,204       4,718
Texas Intermediate Municipal Bond...........    90,733      86,001
Texas Municipal Bond........................     5,703       6,271
Virginia Intermediate Municipal Bond........    67,181      11,823
Virginia Municipal Bond.....................     4,003       2,971

There were no purchases and sales of long-term U.S. government securities for the year ended March 31, 1999.

5.  SHARES OF BENEFICIAL INTEREST

As of March 31, 1999, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  LINE OF CREDIT

The Trust participates in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of no less than 4 to 1 of net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 1999, there were no loans outstanding under this Agreement. For the year ended March 31, 1999, borrowings by the Funds under the Agreement were as follows:

                                                AVERAGE
                                                AMOUNT      AVERAGE
                                              OUTSTANDING   INTEREST
                    FUND                         (000)        RATE
--------------------------------------------------------------------
Short-Term Municipal Income.................      $92         5.70%
Intermediate Municipal Bond.................        2         5.59
Municipal Income............................       27         5.79
Florida Intermediate Municipal Bond.........        3         5.66
Florida Municipal Bond......................        6         5.65
Georgia Intermediate Municipal Bond.........       22         5.67
Georgia Municipal Bond......................        1         6.04
Maryland Intermediate Municipal Bond........        3         5.69
Maryland Municipal Bond.....................        1         5.90
North Carolina Intermediate Municipal
 Bond.......................................       52         5.71
South Carolina Intermediate Municipal
 Bond.......................................       50         5.73
Tennessee Municipal Bond....................        5         6.01
Texas Intermediate Municipal Bond...........       21         5.87
Texas Municipal Bond........................        3         6.04
Virginia Intermediate Municipal Bond........       28         5.28
Virginia Municipal Bond.....................        7         4.90

The average amount outstanding was calculated based on daily balances in the period.

NATIONS FUNDS

7.  CAPITAL LOSS CARRYFORWARD

At March 31, 1999, the following Funds had available for Federal income tax purposes the following unused capital losses expiring March 31:

                                  2002    2003    2004    2005    2006
              FUND                (000)   (000)   (000)   (000)   (000)
-----------------------------------------------------------------------
Short-Term Municipal Income.....    --    $144      --      --      --
Florida Intermediate Municipal
 Bond...........................    --     498      --    $ 22      --
Florida Municipal Bond..........    --      77      --     133     $72
Georgia Municipal Bond..........    --     189      --      --      --
North Carolina Municipal Bond...  $235     425      --     207      --
South Carolina Municipal Bond...    --      --      --      --      15
Tennessee Municipal Bond........    --      25      --      --      --
Texas Municipal Bond............    92     132      --      --      --
Virginia Municipal Bond.........   326      77     $12      63      --

8.  REORGANIZATIONS

CONVERSION OF COMMON TRUST FUNDS

On August 8 and August 22, 1997, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by NationsBank, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                                                                                       TOTAL NET ASSETS OF
                                                           TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND
    ACQUIRING                     ACQUIRED                    ACQUIRED FUND        ACQUIRING FUND       AFTER CONVERSION
       FUND                         FUND                          (000)                 (000)                 (000)
--------------------------------------------------------------------------------------------------------------------------
Intermediate        NationsBank Common Trust Intermediate
Municipal Bond      Municipal Bond Fund                         $502,040             $  350,319            $  852,359
Municipal Income    NationsBank Common Trust Municipal
                    Bond Fund                                    159,212                327,035               486,247
Florida             NationsBank Common Trust Florida
Intermediate        Municipal Bond Fund
Municipal Bond                                                   136,392                 69,328               205,720
Georgia             NationsBank Common Trust Tax-Free
Intermediate        Income Fund for Personal Trusts
Municipal Bond                                                    26,050                 66,471                92,521
Georgia             NationsBank Common Trust Georgia
Intermediate        Municipal Bond Fund
Municipal Bond                                                    52,613                 92,521               145,134
North Carolina      NationsBank Common Trust North
Intermediate        Carolina Municipal Bond Fund
Municipal Bond                                                   141,745                 42,541               184,286
South Carolina      NationsBank Common Trust Old Colony
Intermediate        South Carolina Tax-Exempt Bond Fund
Municipal Bond                                                    68,636                 70,529               139,165
South Carolina      NationsBank Common Trust South
Intermediate        Carolina Municipal Bond Fund
Municipal Bond                                                   137,649                139,165               276,814
Tennessee           NationsBank Common Trust Tennessee
Intermediate        Municipal Bond Fund
Municipal Bond                                                    25,429                 20,695                46,124
Texas Intermediate  NationsBank Common Trust Texas
Municipal Bond      Municipal Bond Fund                          357,784                 30,219               388,003

                      ACQUIRED
                        FUND
                     UNREALIZED
    ACQUIRING       APPRECIATION
       FUND            (000)
------------------  ------------
Intermediate
Municipal Bond        $23,696
Municipal Income
                        9,643
Florida
Intermediate
Municipal Bond          7,073
Georgia
Intermediate
Municipal Bond            814
Georgia
Intermediate
Municipal Bond          2,973
North Carolina
Intermediate
Municipal Bond          6,802
South Carolina
Intermediate
Municipal Bond          5,053
South Carolina
Intermediate
Municipal Bond          6,747
Tennessee
Intermediate
Municipal Bond          1,049
Texas Intermediate
Municipal Bond         15,315

NATIONS FUNDS

On June 19, 1998, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by NationsBank, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the conversion date were as follows:


                                                                                                     TOTAL NET ASSETS OF
                                                         TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND
    ACQUIRING                    ACQUIRED                   ACQUIRED FUND        ACQUIRING FUND       AFTER CONVERSION
       FUND                        FUND                         (000)                 (000)                 (000)
------------------------------------------------------------------------------------------------------------------------
Municipal Income    NationsBank Common Trust Municipal
                    Bond Fund                                 $135,044              $516,163              $651,207
Maryland            NationsBank Common Trust
Intermediate        Intermediate Municipal Bond Fund
Municipal Bond                                                  93,840               107,066               200,906

                      ACQUIRED
                        FUND
                     UNREALIZED
    ACQUIRING       APPRECIATION
       FUND            (000)
------------------  ------------
Municipal Income
                      $10,717
Maryland
Intermediate
Municipal Bond          4,791


On June 19, 1998, the Virginia Intermediate Municipal Bond Fund (the "Acquiring Fund"), acquired the assets of the NationsBank Common Trust Virginia Municipal Bond Fund (the "Acquired Fund"), managed by NationsBank, in a taxable exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets as of the conversion date of the Acquired Fund and the Acquiring Fund prior to conversion, and the Acquiring Fund immediately after the conversion, were $4,781,000, $247,135,000 and $251,916,000, respectively.

ACQUISITION OF THE PILOT FUNDS

On May 16, 1997, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of The Pilot Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                                                  ACQUIRED
                                                                                          TOTAL NET ASSETS OF       FUND
                                              TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
    ACQUIRING               ACQUIRED             ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION    APPRECIATION
       FUND                   FUND                   (000)                 (000)                 (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Intermediate        Pilot Intermediate
Municipal Bond      Municipal Bond Fund            $218,884              $119,775              $338,659            $5,841
Municipal Income    Pilot Municipal Bond
                    Fund                            201,344               109,547               310,891             9,979

ACQUISITION OF THE EMERALD FUNDS

On May 15, 1998, Florida Municipal Bond Fund (the "Acquiring Fund"), acquired the assets and certain liabilities of Emerald Florida Tax-Exempt Fund (the "Acquired Fund"), listed below, in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                                                  ACQUIRED
                                                                                          TOTAL NET ASSETS OF       FUND
                                              TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
    ACQUIRING               ACQUIRED             ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION    APPRECIATION
       FUND                   FUND                   (000)                 (000)                 (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Florida Municipal   Emerald Florida
Bond                Tax-Exempt Fund                $118,966               $47,709              $166,675            $8,880

NATIONS FUNDS

9.  SUBSEQUENT EVENTS

The Trust was party to an Agreement and Plan of Reorganization with the Pacific Horizon Funds, Inc. (a family of mutual funds advised by Bank of America NT&SA, an indirect wholly-owned subsidiary of Bank of America Corporation) pursuant to which the assets and liabilities (net) of the Pacific Horizon National Municipal Bond Fund of $19,122,605 were acquired in a tax-free reorganization in exchange for shares of the Nations Municipal Income Fund on May 14, 1999.

Effective May 14, 1999, the maximum contractual levels of advisory and combined co-administration fees payable by the Funds changed. At that time, the maximum contractual advisory fee that NBAI is entitled to receive from the Funds decreased by .10% of the Funds' average daily net assets (except for Short-Term Municipal Income which decreased by .20%), and the combined co-administration fee payable to NBAI and Stephens increased by the same amount.

NATIONS FUNDS
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUND TRUST

In our opinion, the accompanying statements of net assets (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the nineteen municipal bond portfolios that constitute part of Nations Fund Trust (the "Trust") at March 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 28, 1999

NATIONS FUNDS
   TAX INFORMATION (UNAUDITED)

For the year ended March 31, 1999, all of the distributions made from net investment income of the Nations Municipal Bond Funds are tax exempt for Federal income tax purposes. A portion of the income may be subject to Federal Alternative Minimum Tax. For the year ended March 31, 1999, the amount of long-term capital gain designated by the Trust is as follows:

                                                               LONG TERM
                                                              CAPITAL GAIN
                                                              DISTRIBUTION
                            FUND                              DESIGNATION
--------------------------------------------------------------------------
Intermediate Municipal Bond
                                                               $4,098,105
Municipal Income
                                                                1,834,911
Georgia Intermediate Municipal Bond
                                                                  607,064
Maryland Municipal Bond
                                                                    3,189
North Carolina Intermediate Municipal Bond
                                                                  516,763
South Carolina Intermediate Municipal Bond
                                                                  922,544
Texas Intermediate Municipal Bond
                                                                1,604,296

                          [GRAPHIC DEPICTING BASKETS]

                                                              BULK RATE
[NATIONS FUNDS LOGO]                                        U.S. POSTAGE
                                                                PAID
P.O. Box 32602                                              N READING, MA
Charlotte, NC 28234-4602                                      PERMIT NO.
Toll Free 1-800-982-2271                                         105


AR4 IN96119 3/99